As filed with the Securities and Exchange Commission on October 29, 2001


                                                      Registration No. 033-06793
                                                                        811-4721
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                       POST EFFECTIVE AMENDMENT NUMBER 20

                                       TO
                                    FORM S-6

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF SECURITIES UNIT INVESTMENT TRUSTS REGISTERED ON FORM
                                     N-8B-2

                              -------------------


                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
          (FORMERLY PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT)
                              (EXACT NAME OF TRUST)

                         PHOENIX LIFE INSURANCE COMPANY
              (FORMERLY PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY)

                               (NAME OF DEPOSITOR)

                              -------------------

                                ONE AMERICAN ROW
                        HARTFORD, CONNECTICUT 06102-5056
          (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)


                                  DONA D. YOUNG
                         PHOENIX LIFE INSURANCE COMPANY
                                ONE AMERICAN ROW
                                   PO BOX 5056
                        HARTFORD, CONNECTICUT 06102-5056
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)


                              -------------------
                                    Copy to:


                             RICHARD J. WIRTH, ESQ.
                         Phoenix Life Insurance Company
                                One American Row
                                   PO Box 5053
                        HARTFORD, CONNECTICUT 06102-5056


                              -------------------
    It is proposed that this filing will become effective:
    |X| immediately upon filing pursuant to paragraph (b) of Rule 485.
    [ ] on _____ pursuant to paragraph (b) of Rule 485.
    [ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485.
    [ ] on _____ pursuant to paragraph (a) (1) of Rule 485.
    [ ] this Post-Effective Amendment designates a new effective date for a previously filed post-effective amendment.

                                                                     [VERSION A]
                               THE PHOENIX EDGE(R)

                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

                    ISSUED BY: PHOENIX LIFE INSURANCE COMPANY


PROSPECTUS                                                      October 29, 2001


This prospectus describes a variable life insurance policy which provides lifetime insurance protection. You may allocate premiums and policy value to the Guaranteed Interest Account ("GIA") and/or one or more of the subaccounts of the Phoenix Life Variable Universal Life Account (the "Account"). The subaccounts purchase, at net asset value, shares of the following funds:

THE PHOENIX EDGE SERIES FUND
----------------------------
  [diamond] Phoenix-Aberdeen International Series
  [diamond] Phoenix-Aberdeen New Asia Series
  [diamond] Phoenix-AIM Mid-Cap Equity Series o
  [diamond] Phoenix-Alliance/Bernstein Growth + Value Series [diamond] Phoenix-Deutsche Dow 30 Series
  [diamond] Phoenix-Deutsche Nasdaq-100 Index(R) Series [diamond] Phoenix-Duff & Phelps Real Estate Securities Series [diamond] Phoenix-Engemann Capital Growth Series
  [diamond] Phoenix-Engemann Nifty Fifty Series
  [diamond] Phoenix-Engemann Small & Mid-Cap Growth Series [diamond] Phoenix-Federated U.S. Government Bond Series1 [diamond] Phoenix-Goodwin Money Market Series
  [diamond] Phoenix-Goodwin Multi-Sector Fixed Income Series [diamond] Phoenix-Hollister Value Equity Series
  [diamond] Phoenix-J.P. Morgan Research Enhanced Index Series [diamond] Phoenix-Janus Core Equity Series
  [diamond] Phoenix-Janus Flexible Income Series
  [diamond] Phoenix-Janus Growth Series
  [diamond] Phoenix-MFS Investors Growth Stock Series
  [diamond] Phoenix-MFS Investors Trust Series
  [diamond] Phoenix-MFS Value Series
  [diamond] Phoenix-Morgan Stanley Focus Equity Series [diamond] Phoenix-Oakhurst Balanced Series
  [diamond] Phoenix-Oakhurst Growth and Income Series
  [diamond] Phoenix-Oakhurst Strategic Allocation Series [diamond] Phoenix-Sanford Bernstein Global Value Series [diamond] Phoenix-Sanford Bernstein Mid-Cap Value Series [diamond] Phoenix-Sanford Bernstein Small-Cap Value Series [diamond] Phoenix-Seneca Mid-Cap Growth Series
  [diamond] Phoenix-Seneca Strategic Theme Series


AIM VARIABLE INSURANCE FUNDS
----------------------------
  [diamond] AIM V.I. Capital Appreciation Fund
  [diamond] AIM V.I. Value Fund

THE ALGER AMERICAN FUND
-----------------------
  [diamond] Alger American Leveraged AllCap Portfolio

DEUTSCHE ASSET MANAGEMENT VIT FUNDS
-----------------------------------

  [diamond] Deutsche VIT EAFE(R) Equity Index Fund
  [diamond] Deutsche VIT Equity 500 Index Fund


FEDERATED INSURANCE SERIES
--------------------------
  [diamond] Federated Fund for U.S. Government Securities II
  [diamond] Federated High Income Bond Fund II

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
---------------------------------------
  [diamond] VIP Contrafund(R) Portfolio
  [diamond] VIP Growth Opportunities Portfolio
  [diamond] VIP Growth Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
----------------------------------------------------

  [diamond] Mutual Shares Securities Fund -- Class 2
  [diamond] Templeton Asset Strategy Fund -- Class 2(1)
  [diamond] Templeton Developing Markets Securities Fund -- Class 2(1)

  [diamond] Templeton Growth Securities Fund-- Class 2
  [diamond] Templeton International Securities Fund-- Class 2

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
---------------------------------------
  [diamond] Technology Portfolio

WANGER ADVISORS TRUST
---------------------
  [diamond] Wanger Foreign Forty
  [diamond] Wanger International Small Cap
  [diamond] Wanger Twenty
  [diamond] Wanger U.S. Small Cap


(1) Not available to new investors.

IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US AT:            [ENVELOPE]  PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS
                                                                        PO Box 8027
                                                                        Boston, MA 02266-8027
                                                            [TELEPHONE] TEL. 800/541-0171

It may not be in your best interest to purchase a policy to replace an existing life insurance policy or annuity contract. You must understand the basic features of the proposed policy and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any income taxes.

The policy is not a deposit nor an obligation of, underwritten or guaranteed by, any financial institution or credit union. It is not federally insured or endorsed by the Federal Deposit Insurance Corporation or any other state or federal agency. Policy investments are subject to risk, including the fluctuation of policy values and possible loss of principal invested or premiums paid.

The Securities and Exchange Commission has not approved or disapproved these securities, nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Read and keep this prospectus for future reference.

                                TABLE OF CONTENTS

Heading                                                  Page
-------------------------------------------------------------


SUMMARY ...............................................      4
PERFORMANCE HISTORY....................................      5
PHOENIX AND THE ACCOUNT................................      5
   Phoenix ............................................      5
   The Account ........................................      5
   The Guaranteed Interest Account ....................      5
THE POLICY ............................................      6
   Introduction .......................................      6
   Eligible Purchasers ................................      6
   Premium Payment.....................................      6
   Allocation of Issue Premium ........................      6
   Free Look Period ...................................      7
   Temporary Insurance Coverage .......................      7
   Transfer of Policy Value ...........................      7
     Systematic Transfer Program.......................      7
     Nonsystematic Transfers ..........................      7
   Determination of Subaccount Values .................      8
   Death Benefit ......................................      9
   Additional Premiums and Partial Surrenders:
     Effect on Death Benefit...........................      9
   Minimum Face Amount Rider...........................     10
   Surrenders .........................................     10
   Policy Loans .......................................     11
   Lapse ..............................................     11
INVESTMENTS OF THE ACCOUNT ............................     12
   Participating Investment Funds......................     12
   Investment Advisors.................................     14
   Services of the Advisors ...........................     15
   Reinvestment and Redemption ........................     15
   Substitution of Investments ........................     15
CHARGES AND DEDUCTIONS ................................     16
   General.............................................     16
   Acquisition Expense (Acquisition Expense
     Allowance) .......................................     16
   Periodic Charges....................................     16
   Conditional Charges.................................     17
   Investment Management Charge........................     17
   Other Taxes ........................................     17
GENERAL PROVISIONS ....................................     17
   Postponement of Payments ...........................     17
   Payment by Check ...................................     18
   The Contract .......................................     18
   Suicide ............................................     18
   Incontestability ...................................     18
   Change of Owner or Beneficiary .....................     18
   Assignment .........................................     18
   Misstatement of Age or Sex .........................     18
   Surplus.............................................     18
PAYMENT OF PROCEEDS ...................................     18
   Surrender and Death Benefit Proceeds ...............     18
   Payment Options ....................................     19
FEDERAL INCOME TAX CONSIDERATIONS .....................     19
   Introduction .......................................     19
   Phoenix's Income Tax Status ........................     20
   Policy Benefits ....................................     20
   Business-Owned Policies.............................     21
   Penalty Tax.........................................     21
   Material Change Rules...............................     21
   Serial Purchase of Modified Endowment
     Contracts.........................................     21
   Limitations on Unreasonable Mortality
     and Expense Charges ..............................     21
   Qualified Plans ....................................     21
   Diversification Standards ..........................     21
   Change of Ownership or Insured or Assignment .......     22
   Other Taxes ........................................     22
VOTING RIGHTS .........................................     22
THE DIRECTORS AND EXECUTIVE OFFICERS OF
   PHOENIX ............................................     23
SAFEKEEPING OF THE ACCOUNT'S ASSETS ...................     24
SALES OF POLICIES .....................................     24
STATE REGULATION ......................................     24
REPORTS ...............................................     25
LEGAL PROCEEDINGS .....................................     25
LEGAL MATTERS .........................................     25
REGISTRATION STATEMENT ................................     25
FINANCIAL STATEMENTS ..................................     25
PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE
   ACCOUNT, FINANCIAL STATEMENTS,
   DECEMBER 31, 2000 ..................................   SA-1
PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
   CONSOLIDATED FINANCIAL STATEMENTS,
   DECEMBER 31, 2000...................................    F-1
PHOENIX LIFE INSURANCE COMPANY UNAUDITED
   INTERIM STATUTORY FINANCIAL STATEMENTS,
   JUNE 30, 2001.......................................   F-59
APPENDIX A - PERFORMANCE HISTORY.......................    A-1
APPENDIX B - GLOSSARY OF SPECIAL TERMS.................    B-1



THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESPERSON, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

SUMMARY
--------------------------------------------------------------------------------
This is a summary of the policy and does not contain all of the detailed information that may be important to you. You should carefully read the entire prospectus before making any decision. We define certain terms, as used in this prospectus, in Appendix B--Glossary of Special Terms.

INVESTMENT FEATURES

PREMIUM PAYMENT
The only premium you have to pay is the issue premium (and any payments required to prevent policy lapse). See "Premium Payment" and "Lapse."

ALLOCATION OF PREMIUMS AND POLICY VALUE

After we deduct certain charges from your premium payment, we will invest the balance in one or more of the subaccounts of the Account and/or the Guaranteed Interest Account as you instruct.

You may make transfers into the Guaranteed Interest Account and among the subaccounts at anytime. Transfers from the Guaranteed Interest Account are subject to the rules discussed in "The Guaranteed Interest Account" and under "Transfer of Policy Value."


The policy value varies with the investment performance of the funds and is not guaranteed.


The policy value allocated to the Guaranteed Interest Account will depend on deductions taken from the Guaranteed Interest Account to pay expenses and will accumulate interest at rates we periodically establish, but never less than 4%.


LOANS AND SURRENDERS
[diamond]  Generally, you may take loans against 75%-90% of the policy's cash value subject to certain conditions. See "Policy Loans."

[diamond]  You may partially surrender any part of the policy anytime. A partial surrender charge of the lesser of $25 or 2% of the partial surrender amount will apply. A separate surrender charge also may be imposed. See "Surrenders."

[diamond]  You may fully surrender this policy anytime for its surrender value.
           A surrender charge may be imposed. See "Surrenders."

INSURANCE PROTECTION FEATURES

DEATH BENEFITS
[diamond]  Both a fixed and variable benefit is available under the policy.
           o During the first policy month, the fixed benefit is equal to the target face amount
           o After the first policy month, the variable benefit equals the cash value on the last preceding monthly calculation day multiplied by the applicable death benefit adjustment rate.

[diamond]  The death benefit is payable when the insured dies. See "Death
           Benefit."

CHARGES AND DEDUCTIONS

FROM PREMIUM PAYMENTS
[diamond]  Taxes
           o Premium Taxes--2.25% of premiums paid.

See "Charges and Deductions" for a detailed discussion.

FROM POLICY VALUE
[diamond]  Issue Administration Charge--1% of the issue premium paid.

[diamond]  Sales Charge--5.5% of the issue premium paid.

[diamond]  Cost of Insurance--Amount deducted monthly. The rates vary and are based on certain personal factors such as sex, attained age and risk class of the insured.

[diamond]  Partial Surrender Charge--may be deducted for partial surrenders.

FROM THE ACCOUNT
[diamond]  Mortality and Expense Risk Charge--.50% annually.

FROM THE FUND
The assets of the Account are used to purchase, at net asset value, shares of the underlying funds you select. The net asset value reflects investment management fees and other direct expenses of the fund. See "Investment Management Charge."

See "Charges and Deductions" for a more detailed description of how each is applied.

ADDITIONAL INFORMATION

CANCELLATION RIGHT
You have the right to review the policy. If you are not satisfied with it, you may cancel the policy:

[diamond]  within 10 days after you receive the Policy, or

[diamond]  within 10 days after we mail or deliver a written notice telling you about your right to cancel, or

[diamond]  within 45 days of completing the application;

whichever is latest.

See "Free Look Period."

RISK OF LAPSE
The policy will remain in force as long as the surrender value is enough to pay the necessary monthly charges incurred under the policy. When the surrender value is no longer enough, the policy lapses, or ends. We will let you know of an impending lapse situation. We will give you the opportunity to keep the policy in force by paying a specified amount. See "Lapse" for more detail.

TAX EFFECTS

Generally, under current federal income tax law, death benefits are not subject to income tax. Earnings on the premiums invested in the Account and the Guaranteed Interest Account are not subject to income tax until there is a distribution from the policy. Loans, partial surrenders or policy termination may result in recognition of income for tax purposes.


VARIATIONS
The policy is subject to laws and regulations in every state where the policy is sold. Therefore, the terms of the policy may vary from state to state.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
We may include the performance history of the Account's subaccounts in advertisements, sales literature or reports. Performance information about each subaccount is based on past performance only and is not an indication of future performance. See "Appendix A--Performance History" for more information.

PHOENIX AND THE ACCOUNT
--------------------------------------------------------------------------------

PHOENIX

On June 25, 2001, Phoenix Home Life Mutual Insurance Company (a New York mutual life insurance company, originally chartered in Connecticut in 1851 and redomiciled to New York in 1992) converted to a stock life insurance company by "demutualizing" pursuant to a plan of reorganization approved by the New York Superintendent of Insurance and changed its name to Phoenix Life Insurance Company ("Phoenix"). As part of the demutualization, Phoenix became a wholly-owned subsidiary of The Phoenix Companies, Inc., a newly-formed, publicly-traded Delaware corporation. Our executive office is at One American Row, Hartford, Connecticut, 06102-5056 and our main administrative office is at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. Our New York principal office is at 10 Krey Boulevard, East Greenbush, New York 12144. We sell life insurance policies and annuity contracts through producers of affiliated distribution companies and through brokers.



THE ACCOUNT
The Account is a separate account of Phoenix established on June 17, 1985 and governed under the laws of New York. It is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"), as amended, and meets the definition of a "separate account" under the 1940 Act. This registration does not involve supervision of the management of the Account or Phoenix by the SEC.

The Account is divided into subaccounts, each of which is available for allocation of policy value. Each subaccount will invest solely in shares of a specific series of a mutual fund. In the future, we may establish additional subaccounts which may be made available to existing policyowners as we decide. See "Investments of the Account--Participating Investment Funds."

We do not guarantee the investment performance of the Account or any of the subaccounts. Contributions to the overall policy value allocated to the Account depend on the underlying fund's investment performance. Thus, you bear the full investment risk for all monies invested in the Account.

The Account is part of the general business of Phoenix, but the gains or losses of the Account belong solely to the Account. The gains or losses of any other business we may conduct does not affect the Account. Under New York law, the assets of the Account may not be taken to pay liabilities arising out of any other business we may conduct. Nevertheless, all obligations arising under the policy (such as paying death benefits) are general corporate obligations of Phoenix.


THE GUARANTEED INTEREST ACCOUNT
In addition to the Account, you may allocate premiums or transfer values to the Guaranteed Interest Account ("GIA"). Amounts you allocate or transfer to the GIA become part of our general account assets. You do not share in the investment experience of those assets. Rather, we guarantee a minimum rate of return on the allocated amount, as provided under the terms of your product. Although we are not obligated to credit interest at a higher rate than the minimum, we will credit any excess interest as determined by us based on expected investment yield information.

We reserve the right to limit total deposits to the GIA, including transfers, to no more than $250,000 during any one-week period per policy.

You may make transfers into the GIA at any time. In general, you may make only one transfer per year from the GIA. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the policy value in the GIA as of the date of the transfer. Also, the total value allocated to the GIA may be transferred out to one or more of the subaccounts over a consecutive 4-year period according to the following schedule:

[diamond]  Year One:     25% of the total value

[diamond]  Year Two:     33% of remaining value

[diamond]  Year Three:   50% of remaining value

[diamond]  Year Four:    100% of remaining value

Transfers from the GIA may also be subject to other rules as described throughout this prospectus.

Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the Securities and Exchange Commission has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.


THE POLICY
--------------------------------------------------------------------------------

INTRODUCTION

The policy is a variable life insurance policy issued on the life of the insured. The policy has a death benefit, surrender value and loan privilege as does a traditional fixed benefit whole life policy. It differs from a fixed benefit whole life policy, however, because you can allocate your premium into one or more of the subaccounts of the Account or the Guaranteed Interest Account. Each subaccount, in turn, invests exclusively in a portfolio of one of the funds. The policy death benefit and cash value vary according to the investment performance of the series to which the policy value has been allocated.


ELIGIBLE PURCHASERS
Any person up to the age of 75 is eligible to be insured under a newly purchased policy after providing suitable evidence of insurability. You may purchase a policy to insure another person's life provided that you have that person's consent and a legally-recognized insurable interest. A policy could, for example, be purchased on the life of a spouse, family member or a business partner.

PREMIUM PAYMENT
The minimum issue premium for a policy is $10,000. After the first policy year, you may pay, within certain limits, additional premiums if the variable death benefit on the first day of the policy year is less than the highest variable death benefit during the previous policy year and less than the current target face amount. Additional premiums may be paid only during the first 60 days of a policy year.

The maximum amount of an additional premium payment (when permitted) is the lesser of (i) A minus B or (ii) C, where:

    A= the premium payment which would have increased the variable death benefit at the beginning of the current policy year to the highest variable death benefit during the previous policy year

    B= the amount of any reduction in cash value due to partial surrenders made during the previous policy year

    C= the premium payment which would have increased the variable death benefit at the beginning of the current policy year to the current target face amount

    Example: Assume that a male age 45, nonsmoker, pays an initial premium of $10,000 and has a target face amount of $28,236. Assume also a net investment rate of return of 9% for the first policy year and a net investment rate of return of 0% for the second and third policy years. At the beginning of the third policy year, this individual would have a variable death benefit of $28,952. This variable death benefit is less than the highest death benefit in the previous year, which would have been $29,772. However, since $28,952 is higher than the initial target face amount of $28,236, this individual would not be permitted to pay an additional premium.

    At the beginning of the fourth policy year, this individual would have a variable death benefit of $27,940. The variable death benefit is less than the highest death benefit in the previous year, which would have been $28,952. Also, this death benefit is less than the initial target face amount of $28,236; therefore, this individual would be permitted to pay an additional premium. The premium necessary to increase the death benefit to $28,236 (the initial target face amount) is $105.66 for this individual. Phoenix also may agree to allow payment of a higher premium amount.

    The individual in this example may wish to pay this additional premium to maintain his originally targeted level of death benefit protection despite adverse market experience. In addition, some policyowners may view depressed market values as an opportunity to buy additional units at the depressed value in anticipation of future market improvement.

Additional premium payments are reduced by any applicable state premium tax based on your last known address on record at VULA. See "Charges and Deductions--Acquisition Expense." Also, a further deduction is made from additional premiums when payment is made during a grace period. See "The Policy--Lapse."

The additional premiums less applicable deductions are called additional net premium. They are applied to policy value based on the then current premium allocation schedule.

The payment of additional premiums will have an effect on the policy's variable death benefit. See "The Policy--Death Benefit."

ALLOCATION OF ISSUE PREMIUM

We will generally allocate the issue premium, less applicable charges, to the Account and/or the Guaranteed Interest Account upon receipt of a completed application, in accordance with the allocation instructions on your application. However, policies issued in certain states, and policies issued in certain states pursuant to applications which state the Policy is intended to replace existing insurance, are issued with a Temporary Money Market Allocation Amendment. Under this Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during the Free Look period) to the Phoenix-Goodwin Money Market subaccount. At the end of the Free Look Period, the policy value of the Phoenix-Goodwin Money Market subaccount is allocated among the subaccounts and/or to the Guaranteed Interest Account in accordance with the instructions on your application.


FREE LOOK PERIOD
You have the right to review the policy. If you are not satisfied with it, you may cancel the policy:

[diamond]  by mailing it to us within 10 days after you receive it (or longer in some states); or

[diamond]  within 10 days after we mail or deliver a written notice telling you about your right to cancel; or

[diamond]  within 45 days after completing the application, whichever occurs latest (the "Free Look Period").

We treat a returned policy as if we never issued it and, except for policies issued without a Temporary Money Market Allocation Amendment, we will return the sum of the following as of the date we receive the returned policy: (1) the then current policy value less any unpaid loans and loan interest; plus (2) any monthly deductions, partial surrender fees and other charges made under the policy. For policies issued with the Temporary Money Market Amendment the amount returned will equal any premiums paid less any unrepaid loans and loan interest and less any partial surrender amounts paid.

We retain the right to decline to process an application within 7 days of our receipt of the completed application for insurance. If we decline to process the application, we will return the premium paid. Even if we have approved the application for processing, we retain the right to decline to issue the policy. If we decline to issue the policy, we will refund to you the same amount as would have been refunded under the policy had it been issued but returned for refund during the Free Look Period.


TEMPORARY INSURANCE COVERAGE
On the date the application for a policy is signed and submitted with the issue premium, we issue a Temporary Insurance Receipt to you. Under the Temporary Insurance Receipt, the insurance protection applied for (subject to the limits of liability and subject to the terms set forth in the Policy and in the Receipt) takes effect on the date of the application.

TRANSFER OF POLICY VALUE

SYSTEMATIC TRANSFER PROGRAM

You may elect to transfer funds automatically among the subaccounts or the unloaned portion of the Guaranteed Interest Account on a monthly, quarterly, semiannual or annual basis under the Systematic Transfer Program for Dollar Cost Averaging ("Systematic Transfer Program"). Under this Systematic Transfer Program, the minimum transfer amounts are

[diamond]  $25 monthly,

[diamond]  $75 quarterly,

[diamond]  $150 semiannually or

[diamond]  $300 annually.

You must have an initial value of $1,000 in the Guaranteed Interest Account or the subaccount from which funds will be transferred ("sending subaccount") and if the value in that subaccount or the Guaranteed Interest Account drops below the amount to be transferred, the entire remaining balance will be transferred and all systematic transfers stop. Funds may be transferred from only one sending subaccount or the Guaranteed Interest Account, but may be allocated to more than one subaccount ("receiving subaccounts"). Under the Systematic Transfer Program, you may make more than one transfer per policy year from the Guaranteed Interest Account. These transfers must be in approximately equal amounts and made over a minimum 18-month period.


Only one Systematic Transfer Program can be active at any time. After the completion of the Systematic Transfer Program, you can call VULA at 800.541.0171 to begin a new Systematic Transfer Program.


All transfers under the Systematic Transfer Program will be made on the basis of the Guaranteed Interest Account and subaccount on the first day of the month following our receipt of the transfer request. If the first day of the month falls on a holiday or weekend, then the transfer will be processed on the next business day.


NONSYSTEMATIC TRANSFERS

Transfers among available subaccounts or the Guaranteed Interest Account may be requested in writing or by calling 800.541.0171, between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time. Written requests for transfers will be executed on the date the request is received at VPMO. Telephone transfers will be effective on the date the request is made except as noted below. Unless you elect in writing not to authorize telephone transfers or premium allocation changes, telephone transfer orders and premium allocation changes also will be accepted on your behalf from your registered representative. Phoenix and Phoenix Equity Planning Corporation ("PEPCO"), the national distributor for Phoenix, will employ reasonable procedures to confirm that telephone instructions are genuine. They will require verification of account information and will record telephone instructions on tape. All telephone transfers will be confirmed in writing to you. To the extent that Phoenix and PEPCO fail to follow procedures reasonably designed to prevent unauthorized transfers, Phoenix and PEPCO may be liable for following telephone instructions for transfers that prove to be fraudulent. However, you will bear the risk of loss resulting from instructions entered by an unauthorized third party that

Phoenix and PEPCO reasonably believe to be genuine. The telephone transfer and allocation change privileges may be modified or terminated at any time. During times of extreme market volatility, these privileges may be difficult to exercise. In such cases, you should submit a written request.


Although currently there is no charge for transfers, in the future, we may charge a fee of $10 for each transfer after the first two transfers in a policy year.

We reserve the right to refuse to transfer amounts less than $500 unless:


[diamond]  the entire balance in the subaccount or the Guaranteed Interest
           Account is being transferred; or


[diamond]  the transfer is part of the Systematic Transfer Program.


We also reserve the right to prohibit a transfer to any subaccount if the resulting value of your investment in that subaccount would be less than $500. We further reserve the right to require that the entire balance of a subaccount or the Guaranteed Interest Account be transferred if the value of your investment therein would, immediately after the transfer, be less than $500.

You may make only one transfer per policy year from the unloaned portion of the Guaranteed Interest Account unless


[diamond]  the transfer(s) are made as part of a Systematic Transfer Program, or

[diamond]  we agree to make an exception to this rule.


The amount you may transfer cannot exceed the greater of $1,000 or 25% of the value of the unloaned portion of the Guaranteed Interest Account at the time of the transfer. In addition, you may transfer the total value allocated to the unloaned portion of the Guaranteed Interest Account out of the Guaranteed Interest Account to one or more of the subaccounts over a consecutive 4-year period according to the following schedule:


[diamond]  Year One:       25% of the total value
[diamond]  Year Two:       33% of the remaining value
[diamond]  Year Three:     50% of the remaining value
[diamond]  Year Four:      100% of the remaining value


A nonsystematic transfer from the unloaned portion of the Guaranteed Interest Account will be processed on the day such request is received by VPMO.

Transfers into the Guaranteed Interest Account and among the subaccounts may be made anytime. We reserve the right to limit the number of subaccounts you may invest in to a total of 18 at any one time or over the life of the policy. We may limit you to fewer than 18 if we are required to do so by law.


Because excessive exchanges between subaccounts may adversely affect fund performance, we reserve the right to temporarily or even permanently terminate exchange privileges or reject any specific exchange order from anyone whose transactions appear to us to follow a timing pattern, including those who request more than one exchange out of a subaccount within any 30-day period. We will not accept batched transfer instructions from registered representatives (acting under powers of attorney for multiple policyowners), unless the registered representative's broker-dealer firm and Phoenix have entered into a third-party transfer service agreement.

If a policy has been issued with a Temporary Money Market Allocation Amendment, no transfers may be made until the end of the Free Look Period.

DETERMINATION OF SUBACCOUNT VALUES
On each valuation date, the policy's share in the value of each subaccount is determined separately, but the valuation method used is the same for each subaccount.

A policy's share in the value of a subaccount on any valuation date equals:

    (a) the policy's share in the value of that subaccount as of the immediately preceding valuation date multiplied by the "Net Investment Factor" of that subaccount for the current valuation period; plus

    (b) all amounts transferred to the policy's share in the value of that subaccount from another subaccount or from the loan account during the current valuation period; plus

    (c) all additional net premiums allocated to that subaccount during the current valuation period; minus

    (d) all amounts transferred from the policy's share in the value of that subaccount to another subaccount or to the loan account during the current valuation period; minus

    (e) any portion of the monthly deduction allocated to the policy's share in the value of that subaccount during the current valuation period; minus

    (f) all reductions in the policy value allocated to the policy's share in the value of that subaccount due to any partial surrenders made during the current valuation period.

The net investment factor for each subaccount for any valuation period is determined by dividing (a) by (b), and subtracting (c) from the result where:

    (a)  is the result of:

         (i) the asset value of the fund shares held by that subaccount determined as of the end of the current valuation period (exclusive of the net value of any transactions during the current valuation period); plus

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

         (ii) the amount of any dividend (or, if applicable, any capital gain distribution) made by the fund on shares held by that subaccount if the "ex-dividend" date occurs during the current valuation period; plus/minus

         (iii) the charge or credit for any taxes incurred by, or provided for, in that subaccount for the current valuation period.

    (b) the net asset value of the Fund shares held by that subaccount determined as of the end of the immediately preceding valuation period

    (c) is a factor, equal to the sum of 0.50% on an annual basis held by that subaccount, representing the mortality and expense risk charge deducted from that subaccount during the valuation period

The net investment factor may be greater than, less than, or equal to one. Therefore, the policy value may increase, decrease or remain unchanged.

DEATH BENEFIT

GENERAL
In the application for insurance, an applicant designates an amount as the policy's initial target face amount. During the first policy month, the death benefit equals this target face amount. After the first policy month the death benefit is equal to the variable death benefit.

During any policy month after the first, the variable death benefit under the policy is equal to:

    (i) the cash value on the last preceding monthly calculation day, multiplied by

    (ii) the applicable death benefit adjustment rate (as defined below) on the last preceding monthly calculation day.

The death benefit adjustment rates assume an interest rate ranging from 4% to 5%. The assumed interest rate used to calculate the death benefit adjustment rates under a particular policy depends on the policy's initial premium and its target face amount. In the event the net investment rate of return (gross investment return net of mortality and expense risk charge and investment management fee) applied to the policy value exceeds the assumed interest rate used to calculate the death benefit adjustment rates, the variable death benefit under the policy will be greater than its target face amount. Conversely, if the net investment rate of return applied to the policy value is less than the assumed interest rate, then the variable death benefit will be less than the target face amount. Finally, if the net investment rate of return applied to the policy value equals the assumed interest rate, then the variable death benefit will approximately equal the target face amount.

    Example: Death benefit adjustment rates which assume a 4% interest rate apply to a male age 45, nonsmoker, who pays an initial premium of $25,000 and has a target face amount of $70,591. Five years after the issue date of this policy, the following variable death benefits would apply for the specified net rates of return:

    -assuming a 5% net investment
     rate of return:                      $75,144

    -assuming a 4% net investment
     rate of return:                      $71,514

    -and assuming a 3% net investment
     rate of return:                      $68,019

    Example: A male age 45, nonsmoker, pays an initial premium of $10,000. For this initial premium, this individual can choose an initial target face amount ranging from $28,236 to $35,980. This range of target face amount represents death benefit adjustment rates which assume interest rates ranging from 4% to 5% and a 2% state premium tax. Generally, selection of the highest target face amount available for a given premium will result in the highest death benefit adjustment rate, variable death benefit and resulting cost of insurance charges. Conversely, selection of the lower target face amount available for a given premium will result in the lowest death benefit adjustment rate, variable death benefit and resulting cost of insurance charges.

    Assuming that this individual selects an initial target face amount of $35,980, and that the net rate of return achieved is 5% per year, the variable death benefit will be $36,826 and cash value will be $36,826 at age
    95. The variable death benefit and cash value are slightly larger than the initial target face amount due to the fact that the acquisition expense is deducted and then recredited to the individual in this example and taken out in monthly installments over the first 10 policy years. While a portion of this acquisition expense allowance remains in the policy value, it also is earning a net rate of return.

ADDITIONAL PREMIUMS AND PARTIAL SURRENDERS: EFFECT ON DEATH BENEFIT
Additional premium payments are permitted under certain circumstances. See "The Policy--Premium Payment." Such a payment does not result in an immediate increase in the variable death benefit. However, on the next monthly calculation day the variable death benefit will be larger as a consequence of the larger cash value.

A partial surrender decreases the target face amount and the minimum face amount (if provided by appropriate rider). The target face amount and minimum face amount are reduced by a fraction equal to the result of dividing the partial surrender amount paid plus the partial surrender fee by the cash value (determined without regard to the partial surrender). Moreover, the death benefit under a policy is reduced on the next monthly calculation day due to the reduced cash value. A partial surrender or decrease in the death benefit may have certain tax consequences. See "Federal Income Tax Considerations."

In addition, if the insured dies during any policy month in which additional premium had been paid, the death proceeds paid will equal the death benefit for that month plus the additional premium paid, minus any premium paid during a grace period necessary to keep the policy in effect.

MINIMUM FACE AMOUNT RIDER
You may elect to have a Minimum Face Amount Rider issued in connection with the policy. If this rider is elected, you will designate an amount in the application as the minimum face amount. The amount designated as the minimum face amount cannot exceed the policy's target face amount.

The death benefit under a policy issued with the Minimum Face Amount Rider equals the target face amount during the first policy month. Thereafter, the policy's death benefit equals the higher of:

[diamond]  the variable death benefit, or

[diamond]  the minimum face amount.

Under the Minimum Face Amount Rider, when the death benefit is calculated with reference to the minimum face amount, it may be greater than it otherwise would have been had the rider not been issued. Accordingly, when the minimum face amount is used to calculate the death benefit, there is a greater "net amount at risk" under the policy. Therefore, a larger amount is deducted from policy value to pay for cost of insurance than would be deducted under an identical policy without the rider.

SURRENDERS

GENERAL
At any time during the lifetime of the insured and while the policy is in force, you may partially or fully surrender the policy by sending to VPMO a written release and surrender in a form satisfactory to us. We may also require you to send the policy to us. The amount available for surrender is the surrender value at the end of the valuation period during which the surrender request is received at VPMO.

Upon partial or full surrender, we generally will pay to you the amount surrendered within 7 days after we receive the written request for the surrender. Under certain circumstances, the surrender payment may be postponed. See "General Provisions--Postponement of Payments." For a discussion of possible federal income tax effects of partial and full surrenders, see "Federal Income Tax Considerations."

FULL SURRENDERS
If the policy is being fully surrendered, the policy itself must be returned to VPMO, along with the written release and surrender of all claims in a form satisfactory to us. You may elect to have the amount paid in a lump sum or under a payment option. See "Charges and Deductions--Conditional Charges" and "Payment of Proceeds--Payment Options."

PARTIAL SURRENDERS
You may obtain a partial surrender of the policy by requesting payment of the policy's cash surrender value. It is possible to do this at any time during the lifetime of the insured, while the policy is in force, with a written request to VPMO. We may require the return of the policy before payment is made. A partial surrender will be effective on the date the written request is received or, if required, the date the policy is received by us. Surrender proceeds may be applied under any of the payment options described under "Payment of Proceeds--Payment Options."


We reserve the right not to allow partial surrenders of less than $500. In addition, if the share of the policy value in any subaccount or in the Guaranteed Interest Account is reduced as a result of a partial surrender and is less than $500, we reserve the right to require surrender of the entire remaining balance in that subaccount or the Guaranteed Interest Account.


Upon a partial surrender, the policy value will be reduced by the sum of the following:


(1) The Partial Surrender Amount Paid. This amount comes from a reduction in the policy's share in the value of each subaccount or the Guaranteed Interest Account based on the allocation requested at the time of the partial surrender. If no allocation request is made, the withdrawals from each subaccount will be made in the same manner as that provided for monthly deductions.

(2) The Partial Surrender Fee. This fee is the lesser of $25 or 2% of the partial surrender amount paid. The assessment to each subaccount or the Guaranteed Interest Account will be made in the same manner as provided for the partial surrender amount paid.


(3) Any Unrepaid Acquisition Expense. The portion of any unrepaid acquisition expense paid in connection with a partial surrender is equal to the result of dividing the partial surrender amount paid plus the partial surrender fee by the cash value (determined without regard to the partial surrender). The reduction in policy value caused by partial surrenders is deducted from the subaccounts based on the allocation schedule for monthly deductions, unless you direct otherwise. Cash value is reduced to equal the resulting policy value less the balance of any remaining unpaid acquisition expense allowance.

Partial surrenders will decrease the target face amount and the minimum face amount (if provided by rider), as well as the variable death benefit. See "Death Benefit--Additional Premiums and Partial Surrenders: Effect on Death Benefit" and "Federal Income Tax Considerations."

POLICY LOANS
During the first 3 policy years, you may borrow an amount up to 75% of the cash value under the policy. Thereafter, you may borrow an amount not exceeding 90% of the cash value. The available loan value is the loan value on the current day less any outstanding debt.


The amount of any loan will be added to the loaned portion of the Guaranteed Interest Account and subtracted from the policy's share of the subaccounts or the unloaned portion of the Guaranteed Interest Account, based on the allocation requested at the time of the loan. The total reduction will equal the amount added to the loaned portion of the Guaranteed Interest Account. Allocations generally must be expressed in terms of whole percentages. If no allocation request is made, the amount subtracted from the share of each subaccount or the unloaned portion of the Guaranteed Interest Account will be determined in the same manner as provided for monthly deductions. Interest will be credited and the loaned portion of the Guaranteed Interest Account will increase at an effective annual rate of 7.25%, compounded daily and payable in arrears. At the end of each policy year and at the time of any debt repayment, interest credited to the loaned portion of the Guaranteed Interest Account will be transferred to the unloaned portion of the Guaranteed Interest Account.

Debt may be repaid at any time during the lifetime of the insured while the policy is in force. Any debt repayment received by us during a grace period will be reduced to pay any overdue monthly deductions and only the balance will be applied to reduce the debt. Such balance will first be used to pay any outstanding accrued loan interest, and then will be applied to reduce the loaned portion of the Guaranteed Interest Account. The unloaned portion of the Guaranteed Interest Account will be increased by the same amount the loaned portion is decreased. If the amount of a loan repayment exceeds the remaining loan balance and accrued interest, the excess will be allocated among the subaccounts as you may request at the time of the repayment and, if no allocation request is made, according to the most recent premium allocation schedule on file.


Payments received by us for the policy will be applied directly to reduce outstanding debt unless specified as a premium payment by you. Until the debt is fully repaid, additional debt repayments may be made at any time during the lifetime of the insured while the policy is in force.

Failure to repay a policy loan or to pay loan interest will not terminate the policy unless the policy value becomes insufficient to maintain the policy in force.

The proceeds of policy loans may be subject to federal income tax. See "Federal Income Tax Considerations."

Phoenix reserves the right to not allow policy loans of less than $500, unless such loan is used to pay a premium on another Phoenix policy.

The loan debt will bear interest at an effective annual rate of 8.00%, compounded daily and payable in arrears. The loan account value is credited with interest at an effective annual rate of 7.25%, compounded daily and payable in arrears.


At the end of each policy year, any interest due on the debt will be treated as a new loan and will be offset by a transfer from your subaccounts and the unloaned portion of the Guaranteed Interest Account to the loaned portion.

A policy loan, whether or not repaid, has a permanent effect on the policy value because the investment results of the subaccounts or unloaned portion of the Guaranteed Interest Account will apply only to the amount remaining in the subaccounts or the unloaned portion of the Guaranteed Interest Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the subaccounts or the unloaned portion of the Guaranteed Interest Account earn more than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value does not increase as rapidly as it would have had no loan been made. If the subaccounts or the Guaranteed Interest Account earn less than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value is greater than it would have been had no loan been made. A policy loan, whether or not repaid, also has a similar effect on the policy's death benefit due to any resulting differences in surrender value.



LAPSE
Unlike conventional fixed benefit life insurance policies, the payment of the issue premium, no matter how large, or the payment of additional premiums will not necessarily continue the policy in force to its maturity date. Lapse will only occur if the surrender value is insufficient to cover the monthly deduction and a grace period expires without payment of the additional required amount. If the surrender value is insufficient to cover the monthly deduction, you must pay the amount needed to increase the surrender value to equal 3 times the required monthly deduction during the grace period. See "Charges and Deductions."


If on any monthly calculation day the surrender value is insufficient to cover the monthly deduction, we will notify you about the additional required payment. You will then have a grace period of 61 days, measured from the date notice is sent to you, to pay the additional amount. Failure to pay the additional amount within the grace period will result in lapse of the Policy. If we receive a premium payment for the additional amount during the grace period, any additional net premium will be allocated among the subaccounts or the Guaranteed Interest Account in accordance with the current premium allocation schedule. To determine the additional net premium to be applied to the subaccounts or the

Guaranteed Interest Account, we will deduct the premium tax and the amount needed to cover any monthly deductions made during the grace period. If the insured dies during the grace period, the death benefit will equal the amount of the death benefit immediately prior to the commencement of the grace period.

INVESTMENTS OF THE ACCOUNT
--------------------------------------------------------------------------------
PARTICIPATING INVESTMENT FUNDS

THE PHOENIX EDGE SERIES FUND
The following subaccounts invest in corresponding series of The Phoenix Edge Series Fund:

PHOENIX-ABERDEEN INTERNATIONAL SERIES: The investment objective of the series is to seek a high total return consistent with reasonable risk.

PHOENIX-ABERDEEN NEW ASIA SERIES: The series seeks long-term capital appreciation.

PHOENIX-AIM MID-CAP EQUITY SERIES: The investment objective of the series is to seek long-term growth of capital.

PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE SERIES: The investment objective of the series is long-term capital growth.

PHOENIX-DEUTSCHE DOW 30 SERIES: The series seeks to track the total return of the Dow Jones Industrial AverageSM before fund expenses.

PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES: This non-diversified series seeks to track the total return of the Nasdaq-100 Index(R) ("Index") before fund expenses.

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES: The investment objective of the series is to seek capital appreciation and income with approximately equal emphasis.

PHOENIX-ENGEMANN CAPITAL GROWTH SERIES: The investment objective of the series is to achieve intermediate and long-term growth of capital, with income as a secondary consideration.

PHOENIX-ENGEMANN NIFTY FIFTY SERIES: The investment objective of the series is to seek long-term capital appreciation by investing in approximately 50 different securities that offer the best potential for long-term growth of capital.

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES: The series seeks to achieve its objective of long-term growth of capital by normally investing at least 65% of assets in equities of "small-cap" and "mid-cap" companies (market capitalization under $1.5 billion).

PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES: Seeks to maximize total return by investing primarily in debt obligations of the U.S. Government, its agencies and instrumentalities. As of February 16, 2001, this fund is closed to new investors. Existing investors may continue to allocate payments to this fund or to any other funds offered.

PHOENIX-GOODWIN MONEY MARKET SERIES: The investment objective of the series is to provide maximum current income consistent with capital preservation and liquidity.

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES: The series seeks long-term total return.

PHOENIX-HOLLISTER VALUE EQUITY SERIES: Has a primary investment objective of long-term capital appreciation and a secondary investment objective of current income.

PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES: The investment objective of the series is to seek high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization companies within market sectors reflected in the S&P 500.

PHOENIX-JANUS CORE EQUITY SERIES: The investment objective of the series is to seek current income and long-term growth of capital.

PHOENIX-JANUS FLEXIBLE INCOME SERIES: The investment objective of the series is to seek to obtain maximum total return, consistent with preservation of capital.

PHOENIX-JANUS GROWTH SERIES: The investment objective of the series is to seek long-term growth of capital, in a manner consistent with the preservation of capital.

PHOENIX-MFS INVESTORS GROWTH STOCK SERIES: The series seeks long-term growth of capital and future income rather than current income.

PHOENIX-MFS INVESTORS TRUST SERIES: The series seeks long-term growth of capital and secondarily to provide reasonable current income.

PHOENIX-MFS VALUE SERIES: The series seeks capital appreciation and reasonable income.

PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES: The investment objective of the series is to seek capital appreciation by investing primarily in equity securities.

PHOENIX-OAKHURST BALANCED SERIES: The investment objective of the series is to seek reasonable income, long-term capital growth and conservation of capital.

PHOENIX-OAKHURST GROWTH AND INCOME SERIES: The investment objective of the series is to seek dividend growth, current income and capital appreciation by investing in common stocks.

PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES: The investment objective of the series is to realize as high a level of total return over an extended period of time as is considered consistent with prudent investment risk.

PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES: Seeks long-term capital appreciation through investing in foreign and domestic equity securities.

PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES: The primary investment objective of the series is to seek long-term capital appreciation, with current income as the secondary investment objective.

PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES: Seeks long-term capital appreciation by investing primarily in small-capitalization stocks the advisor believes are undervalued.

PHOENIX-SENECA MID-CAP GROWTH SERIES: The investment objective of the series is to seek capital appreciation primarily through investments in equity securities of companies that have the potential for above average market appreciation.

PHOENIX-SENECA STRATEGIC THEME SERIES: The investment objective of the series is to seek long-term appreciation of capital by identifying securities benefiting from long-term trends present in the United States and abroad.

AIM VARIABLE INSURANCE FUNDS
The following subaccounts invest in a corresponding fund of the AIM Variable Insurance Funds:

AIM V.I. CAPITAL APPRECIATION FUND: The investment objective of the fund is growth of capital by investing principally in common stocks of companies the portfolio managers believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.

AIM V.I. VALUE FUND: The investment objective is to achieve long-term growth of capital with income as a secondary objective by investing primarily in equity securities judged by the investment advisor to be undervalued relative to the advisor's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the issuing companies or relative to the equity market generally.

THE ALGER AMERICAN FUND
The following subaccount invests in the corresponding portfolio of The Alger American Fund:

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO: The investment objective of the portfolio is long-term capital appreciation.

DEUTSCHE ASSET MANAGEMENT VIT FUNDS
The following subaccount invests in a corresponding fund of Deutsche Asset Management VIT Funds:

DEUTSCHE VIT EAFE(R) EQUITY INDEX FUND: The fund seeks to match the performance of the Morgan Stanley Capital International EAFE(R) Index ("EAFE(R) Index"), which emphasizes major market stock performance of companies in Europe, Australia and the Far East.

DEUTSCHE VIT EQUITY 500 INDEX FUND: The fund seeks to replicate as closely as possible, the performance of the Standard & Poor's 500 Composite Stock Price Index.

FEDERATED INSURANCE SERIES
The following subaccounts invest in a corresponding fund of the Federated Insurance Series:

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II: The investment objective of the fund is to seek current income by investing primarily in U.S. government securities, including mortgage-backed securities issued by U.S. government agencies.

FEDERATED HIGH INCOME BOND FUND II: The investment objective of the fund is to seek high current income by investing primarily in a diversified portfolio of high-yield, lower-rated corporate bonds.

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
The following subaccounts invest in corresponding portfolios of the Fidelity(R) Variable Insurance Products:

o VIP Contrafund(R) Portfolio: The investment objective of the portfolio is to seek long-term capital appreciation.

o VIP Growth Opportunities Portfolio: The investment objective of the portfolio is to seek to provide capital growth.

o VIP Growth Portfolio: The investment objective of the portfolio is to seek to achieve long-term capital appreciation.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
The following subaccounts invest in Class 2 shares of the corresponding funds of the Franklin Templeton Variable Insurance Products Trust:

MUTUAL SHARES SECURITIES FUND: The primary investment objective of the fund is capital appreciation with income as a secondary objective.

TEMPLETON ASSET STRATEGY FUND: The investment objective of the fund is a high level of total return. As of October 29, 2001, this fund is closed to new investors. Existing investors may continue to allocate payments to this fund or to any other funds offered.

TEMPLETON DEVELOPING MARKETS SECURITIES FUND: The investment objective of the fund is long-term capital appreciation. As of October 29, 2001, this fund is closed to new investors. Existing investors may continue to allocate payments to this fund or to any other funds offered.

TEMPLETON INTERNATIONAL SECURITIES FUND: The investment objective of the fund is long-term capital growth.

TEMPLETON GROWTH SECURITIES FUND: The investment objective of the fund is long-term capital growth.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
The following subaccount invests in a corresponding portfolio of The Universal Institutional Funds, Inc:

TECHNOLOGY PORTFOLIO: The investment objective of the portfolio is to seek long-term capital appreciation by investing primarily in equity securities of companies that the investment advisor expects to benefit from their involvement in technology and technology-related industries.

WANGER ADVISORS TRUST
The following subaccounts invest in corresponding series of the Wanger Advisors
Trust:

WANGER FOREIGN FORTY: The investment objective of the series is to seek long-term capital growth.

WANGER INTERNATIONAL SMALL CAP: The investment objective of the series is to seek long-term capital growth.

WANGER TWENTY: The investment objective of the series is to seek long-term capital growth.

WANGER U.S. SMALL CAP: The investment objective of the series is to seek long-term capital growth.

Each series will be subject to market fluctuations and the risks that come with the ownership of any security, and there can be no assurance that any series will achieve its stated investment objective.


Each fund's prospectus contains important additional information, which you should read carefully before investing. Contact VULA at the address and telephone number on page 1 to obtain copies of the funds' prospectuses.

In addition to being sold to the Account, shares of the funds also may be sold to other separate accounts of Phoenix or its affiliates or to the separate accounts of other insurance companies.

It is possible that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the fund(s) simultaneously. Although neither we nor the fund(s) trustees currently foresee any such disadvantages either to variable life insurance policyowners or to variable annuity contract owners, the funds' trustees intend to monitor events in order to identify any material conflicts between variable life insurance policyowners and variable annuity contract owners and to determine what action, if any, should be taken in response to such conflicts. Material conflicts could, for example, result from (1) changes in state insurance laws, (2) changes in federal income tax laws, (3) changes in the investment management of any portfolio of the fund(s) or (4) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners. We will, at our own expense, remedy such material conflicts, including, if necessary, segregating the assets underlying the variable life insurance policies and the variable annuity contracts and establishing a new registered investment company.



INVESTMENT ADVISORS
The following are the investment advisors and subadvisors for the variable investment options:

==================================================================
PHOENIX INVESTMENT COUNSEL, INC. ("PIC")
------------------------------------------------------------------
Phoenix-Aberdeen International
Phoenix-Engemann Capital Growth
Phoenix-Engemann Nifty Fifty
Phoenix-Engemann Small & Mid-Cap Growth
Phoenix-Goodwin Money Market
Phoenix-Goodwin Multi-Sector Fixed Income
Phoenix-Hollister Value Equity
Phoenix-Oakhurst Balanced
Phoenix-Oakhurst Growth and Income
Phoenix-Oakhurst Strategic Allocation
Phoenix-Seneca Mid-Cap Growth
Phoenix-Seneca Strategic Theme
===================================================================

===================================================================
PIC SUBADVISORS
------------------------------------------------------------------
Phoenix-Aberdeen International Advisors, LLC ("PAIA")
    o  Phoenix-Aberdeen International
Roger Engemann & Associates, Inc. ("Engemann")
    o  Phoenix-Engemann Capital Growth
    o  Phoenix-Engemann Nifty Fifty
    o  Phoenix-Engemann Small & Mid-Cap Growth
Seneca Capital Management, LLC  ("Seneca")
    o  Phoenix-Seneca Mid-Cap Growth
    o  Phoenix-Seneca Strategic Theme
===================================================================

===================================================================
PHOENIX VARIABLE ADVISORS, INC. ("PVA")
------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity
Phoenix-Alliance/Bernstein Growth + Value
Phoenix-Deutsche Dow 30
Phoenix-Deutsche Nasdaq-100 Index(R)
Phoenix-Federated U.S. Government Bond
Phoenix-J.P. Morgan Research Enhanced Index
Phoenix-Janus Core Equity
Phoenix-Janus Flexible Income
Phoenix-Janus Growth
Phoenix-MFS Investors Growth Stock

==================================================================

===================================================================

PHOENIX VARIABLE ADVISORS, INC. ("PVA")
------------------------------------------------------------------
Phoenix-MFS Investors Trust
Phoenix-MFS Value
Phoenix-Morgan Stanley Focus Equity
Phoenix-Sanford Bernstein Global Value
Phoenix-Sanford Bernstein Mid-Cap Value
Phoenix-Sanford Bernstein Small-Cap Value
===================================================================

===================================================================
PVA SUBADVISORS
------------------------------------------------------------------
AIM Capital Management, Inc.
   o Phoenix-AIM Mid-Cap Equity
Alliance Capital Management, L.P. ("Alliance")
   o Phoenix-Alliance/Bernstein Growth + Value
   o Phoenix-Sanford Bernstein Global Value
   o Phoenix-Sanford Bernstein Mid-Cap Value
   o Phoenix-Sanford Bernstein Small-Cap Value
Deutsche Asset Management ("Deutsche")
   o Phoenix-Deutsche Dow 30
   o Phoenix-Deutsche Nasdaq-100 Index(R)
Federated Investment Management Company
   o Phoenix-Federated U.S. Government Bond
J.P. Morgan Investment Management, Inc. ("J.P. Morgan")
   o Phoenix-J.P. Morgan Research Enhanced Index
Janus Capital Corporation ("Janus")
   o Phoenix-Janus Core Equity
   o Phoenix-Janus Flexible Income
   o Phoenix-Janus Growth
MFS Investment Management ("MFS")
   o Phoenix-MFS Investors Growth Stock
   o Phoenix-MFS Investors Trust
   o Phoenix-MFS Value
Morgan Stanley Asset Management ("Morgan Stanley")
   o Phoenix-Morgan Stanley Focus Equity
==================================================================

==================================================================
DUFF & PHELPS INVESTMENT MANAGEMENT CO. ("DPIM")
------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities
==================================================================

==================================================================
Phoenix-Aberdeen International Advisors, LLC  ("PAIA")
------------------------------------------------------------------
Phoenix-Aberdeen New Asia
==================================================================

Based on subadvisory agreements with the fund, PIC and PVA as investment advisors delegate certain investment decisions and research functions to subadvisors.

PIC, DPIM and Engemann are indirect, wholly-owned subsidiaries, and Seneca is a partially-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc., and is an affiliate of Phoenix. PAIA is jointly owned and managed by PM Holdings, Inc., a wholly-owned subsidiary of Phoenix, and by Aberdeen Fund Managers, Inc. PVA is a wholly-owned subsidiary of PM Holdings, Inc.

==================================================================
Other Advisors
------------------------------------------------------------------
AIM Advisors, Inc.
   o AIM V.I. Capital Appreciation Fund
   o AIM V.I. Value Fund
Fred Alger Management, Inc.
   o Alger American Leveraged AllCap Portfolio
Deutsche Asset Management
   o Deutsche VIT EAFE(R) Equity Index Fund
   o Deutsche VIT Equity 500 Index Fund
Federated Investment Management Company
   o Federated Fund for U.S. Government Securities II
   o Federated High Income Bond Fund II
Fidelity Management and Research Company
   o VIP Contrafund(R) Portfolio
   o VIP Growth Opportunities Portfolio
   o VIP Growth Portfolio
Franklin Mutual Advisers, LLC
   o Mutual Shares Securities Fund
Morgan Stanley Asset Management
   o Technology Portfolio
Templeton Asset Management, Ltd.
   o Templeton Developing Markets Securities Fund
Templeton Global Advisors Limited
   o Templeton Growth Securities Fund
Templeton Investment Counsel, Inc.
   o Templeton Asset Strategy Fund
   o Templeton International Securities Fund
Wanger Asset Management, L.P.
   o Wanger Foreign Forty
   o Wanger International Small Cap
   o Wanger Twenty
   o Wanger U.S. Small Cap
==================================================================

SERVICES OF THE ADVISORS
The advisors continually furnish an investment program for each series and manage the investment and reinvestment of the assets of each series subject at all times to the authority and supervision of the Trustees. A detailed discussion of the investment advisors and subadvisors, and the investment advisory and subadvisory agreements, is contained in the funds' prospectuses.


REINVESTMENT AND REDEMPTION
All dividend distributions of the fund are automatically reinvested in shares of the fund at their net asset value on the date of distribution. Likewise, all capital gains distributions of the fund, if any, are reinvested at the net asset value on the record date. We redeem fund shares at their net asset value to the extent necessary to make payments under the policy.

SUBSTITUTION OF INVESTMENTS
We reserve the right to make additions to, deletions from, or substitutions for the investments held by the Account, subject to compliance with the law as currently applicable or as subsequently changed. In the future, we may establish additional subaccounts within the Account, each of which will invest in shares of a designated portfolio of a fund with a specified investment objective. If and when marketing needs and investment conditions warrant, and at our discretion, we may establish additional portfolios. These will be made available under existing policies to the extent and on a basis determined by us.

If shares of any of the portfolios of the fund should no longer be available for investment or, if in the judgment of our management, further investment in shares of any of the portfolios become inappropriate due to policy objectives, we may then substitute shares of another mutual fund for shares already purchased, or to be purchased in the future. No substitution of mutual fund shares held by the Account may take place without prior approval of the Securities and Exchange Commission and prior notice to you. In the event of a change, you will be given the option of transferring the policy value of the subaccount in which the substitution is to occur to another subaccount.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

GENERAL
Charges are deducted in connection with the policy to compensate us for:

[diamond] our expenses in selling the policy;

[diamond] underwriting and issuing the policy;

[diamond] premium taxes incurred on the premium received;

[diamond] providing the insurance benefits set forth in the policy; and

[diamond] assuming certain risks in connection with the policy.

The nature and amount of these charges are more fully described in sections below.

We may reduce the sales charge or issue administration charge component of the acquisition expense allowance for policies issued under group or sponsored arrangements. Generally, sales and administrative costs per policy vary with the size of the group or sponsored arrangement, its stability as indicated by its term of existence and certain characteristics of its members, the purposes for which the policies are purchased, and other factors. The amounts of any reductions will be considered on a case-by-case basis and will reflect the reduced sales or administration costs expected as a result of sales to a particular group or sponsored arrangement.

Certain charges are deducted only once, others are deducted periodically, while certain others are deducted only if certain events occur.


A charge is deducted monthly from the policy value under a policy ("monthly deduction") during the first 10 policy years, to repay the acquisition expense allowance (as described below). A charge also is deducted monthly to compensate for the cost of insurance. The monthly deduction is deducted on each monthly calculation day. It is allocated among the subaccounts and the Guaranteed Interest Account based on the allocation schedule for monthly deductions specified by the applicant in the application for a policy or as later changed by the policyowner. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself may vary in amount from month to month.


ACQUISITION EXPENSE (ACQUISITION EXPENSE ALLOWANCE)
The acquisition expense allowance consists of:

[diamond] the sales charge;

[diamond] issue administration charge; and

[diamond] premium taxes.

Charges are deducted from the issue premium and recredited by us as part of the allocation of the issue premium to the policy value on the date of issue. A monthly pro rata share of the allowance is repaid to us as part of the monthly deduction during the first 10 policy years. Any unpaid balance is fully repaid to us upon policy lapse or full surrender.

By deducting these charges in monthly installments instead of deducting them all at once from the issue premium, more funds are available for investment during the first 10 policy years. As a result, if the net investment factor is positive, the policyowner will enjoy greater increases in cash value, but if the net investment factor is negative, the policyowner will experience greater decreases in cash value.


Additional premiums are not subject to the acquisition expense allowance, or a sales or issue administration charge. However, prior to allocation of additional net premiums among the subaccounts of the Account or the Guaranteed Interest Account, additional premiums paid will be reduced by the premium tax charge and, for additional premiums paid during a grace period, by the amount needed to cover any monthly deductions made during the grace period.


PERIODIC CHARGES

MONTHLY
[diamond]  SALES CHARGE. A sales charge of 5.5% of the issue premium paid is assessed to compensate Phoenix for distribution expenses incurred in connection with the policy. These expenses include agent sales commissions, the cost of printing prospectuses and sales literature, and any advertising costs. The sales charge in any policy is not necessarily related to actual distribution expenses incurred in the year the policy is issued.

[diamond]  PREMIUM TAX CHARGE. Various states (and countries and cities) impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. Currently, these taxes range from 0.75% to 4% of premiums paid. Moreover, certain municipalities and states also impose taxes on premiums paid, in addition to the state taxes imposed. The premium tax charge represents an amount we consider necessary to pay all premium taxes imposed by these authorities, and we do not expect to derive a profit from this charge. Policies will be assessed a tax charge equal to 2.25% of the premiums paid. These charges are deducted from each premium payment.

[diamond]  ISSUE ADMINISTRATION CHARGE. The issue administration charge is 1% of the issue premium paid and is to compensate us for underwriting and start-up expenses in connection with issuing a policy. Rather than deduct the full amount at once, the issue expense charge is deducted in equal monthly installments.

[diamond]  COST OF INSURANCE. Because the cost of insurance depends upon a number of variables, this charge can vary from month to month. The cost of insurance charge is equal to the applicable cost of insurance rate divided by 1,000 multiplied by the "net amount at risk" for each policy month. The net amount at risk for a policy month is

           o the death benefit on the monthly calculation day, less
           o the cash value on such day.

           Cost of insurance rates are based on the sex (in most states), attained age and risk class of the insured. The actual monthly cost of insurance rates are based on our expectations of future experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Table with appropriate adjustment for the insured's risk classification. Any change in the cost of insurance rates will apply to all persons of the same insurance age, sex and risk class whose policies have been in force for the same length of time.

           The risk class of an insured may affect the cost of insurance rate. We currently place insureds into a standard risk class or risk classes involving a higher mortality risk. In an otherwise identical policy, insureds in the standard risk class will have a lower cost of insurance than those in the risk class with the higher mortality risk. The standard risk class also is divided into two categories: smokers and nonsmokers. Nonsmoking insureds will generally incur a lower cost of insurance than similarly situated insureds who smoke.

DAILY

[diamond]  MORTALITY AND EXPENSE RISK CHARGE. A charge at an annual rate of .50%
           is deducted daily from the Account. No portion of this charge is deducted from the Guaranteed Interest Account.


           The mortality risk assumed by us is that collectively our insureds may live for a shorter time than projected because of inaccuracies in the projecting process and, therefore, the total amount of death benefits that will be paid out are greater than we expected. The expense risk assumed is that expenses incurred in issuing and maintaining the policies may exceed the limits on administrative charges set in the policies. If the expenses do not increase to an amount in excess of the limits, or if the mortality projecting process proves to be accurate, we may profit from this charge. We also assume risks with respect to other contingencies including the incidence of policy loans, which may cause us to incur greater costs than expected when we designed the policies. To the extent we profit from this charge, we may use such profits for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.

CONDITIONAL CHARGES
These are other charges that are imposed only if certain events occur.


[diamond]  PARTIAL SURRENDER FEE. In the case of a partial surrender, an additional fee is imposed. This fee is equal to 2% of the amount withdrawn but not more than $25. It is intended to recover the actual costs of processing the partial surrender request and will be deducted from each subaccount and the Guaranteed Interest Account in the same proportion as the withdrawal is allocated. If no allocation is made at the time of the request for the partial surrender, withdrawal allocation will be made in the same manner as monthly deductions.


INVESTMENT MANAGEMENT CHARGE
As compensation for investment management services to the funds, the advisors are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each series. These fund charges and other expenses are described more fully in the funds' prospectuses.

OTHER TAXES
Currently no charge is made to the Account for federal income taxes that may be attributable to the Account. We may, however, make such a charge in the future for these or any other taxes attributable to the Account.

GENERAL PROVISIONS
--------------------------------------------------------------------------------

POSTPONEMENT OF PAYMENTS
Payment of any amount may be postponed upon complete or partial surrender, policy loan, or benefits payable at death (in excess of the initial face amount) or maturity:


[diamond]  for up to 6 months from the date of the request, for any transactions dependent upon the value of the Guaranteed Interest Account;


[diamond]  whenever the NYSE is closed other than for customary weekend and holiday closings or trading on the NYSE is restricted as determined by the SEC; or

[diamond]  whenever an emergency exists, as decided by the SEC as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets.

Transfers also may be postponed under these circumstances.

PAYMENT BY CHECK
Payments under the policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank.

THE CONTRACT
The policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the policy. The statements are considered representations and not warranties. Only an executive officer of Phoenix can agree to change or waive any provisions of the policy.

SUICIDE

If the insured commits suicide within 2 years after the policy's date of issue, we will only pay you the cash value plus the acquisition expense, adjusted by the addition of any monthly deductions and other fees and charges, minus any debt owed to us under the policy.


INCONTESTABILITY
We cannot contest this policy or any attached rider after it has been in force during the insured's lifetime or for 2 years from the policy date.

CHANGE OF OWNER OR BENEFICIARY
The beneficiary, as named in the policy application or subsequently changed, will receive the policy benefits at the insured's death. If the named beneficiary dies before the insured, the contingent beneficiary, if named, becomes the beneficiary. If no beneficiary survives the insured, the death benefit payable under the policy will be paid to your estate.

As long as the policy is in force, the policyowner and the beneficiary may be changed in writing, in a form satisfactory to us. A change in beneficiary will take effect as of the date the notice is signed, whether or not the insured is living when we receive the notice. We will not, however, be liable for any payment made or action taken before receipt of the notice.

ASSIGNMENT
The policy may be assigned. We will not be bound by the assignment until a written copy has been received and we will not be liable with respect to any payment made prior to receipt. We assume no responsibility for determining whether an assignment is valid.

MISSTATEMENT OF AGE OR SEX
If the age or sex of the insured has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex.


SURPLUS
Policies issued on or after the date of Phoenix's demutualization, June 25, 2001, will not be eligible to share in Phoenix's profits or surplus earnings. The demutualization will not change any eligibility, described in the next paragraph, of a policy owned prior to the date of demutualization.

You may share in divisible surplus of Phoenix to the extent decided annually by the Phoenix Board of Directors. However, it is not currently expected that the Board will authorize these payments since you will be participating directly in the subaccount's investment results.


PAYMENT OF PROCEEDS
--------------------------------------------------------------------------------

SURRENDER AND DEATH BENEFIT PROCEEDS
Death benefit proceeds and the proceeds of full or partial surrenders will be processed at unit values next computed after we receive the request for surrender or due proof of death, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within 7 days, unless another payment option has been elected. Payment of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated, e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry.

You may elect a payment option for payment of the death proceeds to the beneficiary. You may revoke or change a prior election, unless such right has been waived. The beneficiary may make or change an election before payment of the death proceeds, unless you have made an election that does not permit such further election or changes by the beneficiary.

A written request in a form satisfactory to us is required to elect, change or revoke a payment option.

The minimum amount of surrender or death benefit proceeds that may be applied under any payment option is $1,000.

If the policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.

PAYMENT OPTIONS
All or part of the surrender or death proceeds of a policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future.

OPTION 1--LUMP SUM
Payment in one lump sum.

OPTION 2--LEFT TO EARN INTEREST
A payment of interest during the payee's lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year. Upon death of the payee, payment of the principal amount along with any accrued and unpaid interest will be made to the contingent beneficiary.

OPTION 3--PAYMENT FOR A SPECIFIC PERIOD
Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year. Upon the death of the named payee, the remaining payments will continue to the contingent beneficiary as designated in the written form electing the options.

OPTION 4--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN
Equal installments are paid until the later of:

[diamond]  the death of the payee; or

[diamond]  the end of the period certain.

The first payment will be on the date of settlement.

The period certain must be chosen at the time this option is elected. The periods certain that you may choose from are as follows:

[diamond]  10 years;

[diamond]  20 years; or

[diamond] until the installments paid refund the amount applied under this option.

If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.

OPTION 5--LIFE ANNUITY
Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Under this option, the payee may receive only one payment, if the payee dies before the due date for the second payment; only two payments, if the payee dies before the due date for the third payment, etc.

OPTION 6--PAYMENTS OF A SPECIFIED AMOUNT
Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the remaining principal at a guaranteed rate of at least 3% per year. This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in one sum on the date credited.

OPTION 7--JOINT SURVIVORSHIP ANNUITY WITH 10-YEAR PERIOD CERTAIN
This payment option is not available for death proceeds. This option is available only if the policy is surrendered within six months of the policy anniversary nearest the Insured's 55th, 60th or 65th birthday.

The first payment will be on the date of settlement. Equal installments are paid until the latest of:

[diamond]  the end of the 10-year period certain;

[diamond]  the death of the insured; or

[diamond]  the death of the other named annuitant.

The other annuitant must have attained age 40, must be named at the time this option is elected and cannot later be changed.

For additional information concerning the above payment options, see your Policy.

FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------

INTRODUCTION
The ultimate effect of federal income taxes on values under the Account and on the economic benefit to you or your beneficiary depends on our income tax status and upon the tax status of the individual concerned. This discussion is general in nature and is not intended as income tax advice. For complete information on federal and state income tax considerations, a qualified income tax advisor should be consulted. No attempt is made to consider any estate and inheritance taxes, or any state, local or other income tax laws. Because this discussion is based upon our understanding of federal income tax laws as they are currently interpreted, we cannot guarantee the tax status of any policy. The Internal Revenue Service ("IRS") makes no representation regarding the likelihood of continuation of current federal income tax laws, U.S. Treasury regulations or of the current interpretations. We reserve the right to make changes to the policy to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.

PHOENIX'S INCOME TAX STATUS

We are taxed as a life insurance company under the Internal Revenue Code of 1986, as amended ("Code"). For federal income tax purposes, neither the Account nor the Guaranteed Interest Account is a separate entity from Phoenix, and their operations form a part of Phoenix.


Investment income and realized capital gains on the assets of the Account are reinvested and taken into account in determining the value of the Account. Investment income of the Account, including realized net capital gains, is not taxed to us. Due to our income tax status under current provisions of the Code, no charge currently will be made to the Account for our federal income taxes which may be attributable to the Account. We reserve the right to make a deduction for taxes if our federal income tax treatment is determined to be other than what we currently believe it to be, if changes are made affecting the income tax treatment to our variable life insurance contracts, or if changes occur in our income tax status. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the Account.

POLICY BENEFITS

DEATH BENEFIT PROCEEDS
The policy, which is essentially a single premium policy, is a life insurance contract that is also a modified endowment contract within the meaning of the Code. Classification of the policy as a modified endowment contract does not affect the exclusion of death benefit proceeds under the policy from the gross income of the beneficiary under Code Section 101(a)(1) and also does not cause the policyowner to be deemed to be in constructive receipt of the cash value, including increments or "inside buildup" thereon.

GENERAL
Pursuant to Code Section 72(e), loans and other amounts received under modified endowment contracts will, in general, be taxed to the extent of accumulated income (generally, the excess of cash value over premiums paid). Policies are modified endowment contracts if they meet the definition of life insurance, but fail the 7-pay test. This test essentially provides that the cumulative amount paid under the policy at any time during the policy's first seven years cannot exceed the sum of the net level premiums that would have been paid on or before that time had the policy provided for paid-up future benefits after the payment of seven level annual premiums.

In addition, a modified endowment contract includes any life insurance contract that is received in exchange for a modified endowment contract. Premiums paid during a policy year that are returned by Phoenix (with interest) within 60 days after the end of the policy year will not cause the policy to fail the 7-pay test.

Refer to the sections below on possible taxation of amounts actually received under the policy, from full surrender, partial surrender or loan.

REDUCTION IN BENEFITS DURING THE FIRST SEVEN YEARS
If there is a reduction in benefits during the first seven policy years, the premiums are redetermined for purposes of the 7-pay test as if the policy had originally been issued at the reduced death benefit level and the new limitation is applied to the cumulative amount paid for each of the first seven policy years.

DISTRIBUTION AFFECTED
If a policy fails to meet the 7-pay test, it is considered a modified endowment contract only as to distributions in the year in which the death benefit reduction takes effect and all subsequent policy years. However, distributions made in anticipation of such failure (there is a presumption that distributions made within two years prior to such failure were "made in anticipation") also are considered distributions under a modified endowment contract. If the policy satisfies the "7-pay test," for seven years, distributions and loans will generally not be subject to the modified endowment contract rules.

FULL SURRENDER
Upon full surrender of a policy for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes. The full surrender of a policy that is a modified endowment contract may result in the imposition of an additional 10% tax on any income received.

PARTIAL SURRENDER
Since the policy is a modified endowment contract, partial surrenders are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. We suggest you consult with your income tax advisor in advance of a partial surrender as to the portion, if any, which would be subject to tax, and in addition as to the impact such partial surrender might have under the rules affecting modified endowment contracts.

LOANS
We believe that any loan received under a policy will be treated as your indebtedness. Since the policy is a modified endowment contract, loans are fully taxable to the extent of income in the policy and possibly will be subject to an additional 10% tax.

The deductibility by a policyowner of loan interest under a policy may be limited under Code Section 264, depending on the circumstances. A policyowner intending to fund premium payments through borrowing should consult a tax advisor with respect to the tax consequences thereof. Under the "personal" interest limitation provisions of the Code, interest on policy loans used for personal purposes is not tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax advisor for further guidance.

BUSINESS-OWNED POLICIES
If a business or a corporation owns the policy, the Code may impose additional restrictions. The Code limits the interest deduction on business-owned policy loans and may impose tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.

PENALTY TAX
Any amounts taxable under the modified endowment contract rule will be subject to an additional 10% excise tax, with certain exceptions. This additional tax will not apply in the case of distributions that are:

[diamond]  made on or after the taxpayer attains age 59 1/2;

[diamond]  attributable to the taxpayer's disability (within the meaning of Code
           Section 72(m)(7)); or

[diamond]  part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his beneficiary.

MATERIAL CHANGE RULES
Any determination of whether the policy meets the 7-pay test will begin again any time the policy undergoes a "material change," which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, with the following 2 exceptions.

[diamond]  First, if an increase is attributable to premiums paid "necessary to fund" the lowest death benefit and qualified additional benefits payable in the first 7 policy years or to the crediting of interest or dividends with respect to these premiums, the "increase" does not constitute a material change.

[diamond]  Second, to the extent provided in regulations, if the death benefit or qualified additional benefit increases as a result of a cost-of-living adjustment based on an established broad-based index specified in the policy, this does not constitute a material change if:
           o the cost-of-living determination period does not exceed the remaining premium payment period under the policy; and
           o the cost-of-living increase is funded ratably over the remaining premium payment period of the Policy.

A reduction in death benefits is not considered a material change unless accompanied by a reduction in premium payments.

A material change may occur at any time during the life of the policy (within the first 7 years or thereafter), and future taxation of distributions or loans would depend upon whether the policy satisfied the applicable 7-pay test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.

SERIAL PURCHASE OF MODIFIED ENDOWMENT CONTRACTS
All modified endowment contracts issued by the same insurer (or affiliated companies of the insurer) to the same policyowner within the same calendar year will be treated as one modified endowment contract in determining the taxable portion of any loans or distributions made to the policyowner. The U.S. Treasury has been given specific legislative authority to issue regulations to prevent the avoidance of the new distribution rules for modified endowment contracts. A qualified tax advisor should be consulted about the tax consequences of the purchase of more than one modified endowment contract within any calendar year.

LIMITATIONS ON UNREASONABLE MORTALITY AND EXPENSE CHARGES
The Code imposes limitations on unreasonable mortality and expense charges for purposes of ensuring that a policy qualifies as a life insurance contract for federal income tax purposes. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the policy, unless U.S. Treasury regulations prescribe a higher level of charge.

In addition, the expense charges taken into account under the guideline premium test are required to be reasonable, as defined by the U.S. Treasury regulations. We will comply with the limitations for calculating the premium we are permitted to receive from you.

QUALIFIED PLANS
A policy may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, you should not use the Policy in conjunction with a qualified plan until you have consulted a competent pension consultant or tax advisor.

DIVERSIFICATION STANDARDS
To comply with the Diversification Regulations under Code Section 817(h), ("Diversification Regulations") each series of the fund is required to diversify its investments. The Diversification Regulations generally require that on the last day of each calendar quarter the series assets be invested in no more than:

[diamond]  55% in any 1 investment

[diamond]  70% in any 2 investments

[diamond]  80% in any 3 investments

[diamond]  90% in any 4 investments

A "look-through" rule applies to treat a pro rata portion of each asset of a series as an asset of the Account; therefore, each series of every fund will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

The general diversification requirements are modified if any of the assets of the Account are direct obligations of the U.S. Treasury. In this case, there is no limit on the investment that may be made in U.S. Treasury securities, and for purposes of determining whether assets other than U.S. Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the Account's investment in U.S. Treasury securities. Notwithstanding this modification of the general diversification requirements, the portfolios of the funds will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts that must comply with these standards.

In connection with the issuance of the Diversification Regulations, the U.S. Treasury announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. It is possible that a revenue ruling or other form of administrative pronouncement in this regard may be issued in the near future. It is not clear, at this time, what such a revenue ruling or other pronouncement will provide. It is possible that the policy may need to be modified to comply with such future U.S. Treasury announcements. For these reasons, we reserve the right to modify the policy, as necessary, to prevent you from being considered the owner of the assets of the Account.

We intend to comply with the Diversification Regulations to assure that the policies continue to qualify as a life insurance contract for federal income tax purposes.

CHANGE OF OWNERSHIP OR INSURED OR ASSIGNMENT
Changing the policyowner or the insured or an exchange or assignment of the policy may have tax consequences depending on the circumstances. Code Section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same insured. If the surrendered policy is subject to a policy loan, this may be treated as the receipt of money on the exchange. We recommend that any person contemplating such actions consult an income tax advisor.

OTHER TAXES
Federal estate tax, state and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policyowner or beneficiary. We do not make any representations or guarantees regarding the tax consequences of any policy with respect to these types of taxes.

VOTING RIGHTS
--------------------------------------------------------------------------------

We will vote the funds' shares held by the subaccounts at any regular and special meetings of shareholders of the funds. To the extent required by law, such voting will be pursuant to instructions received from you. However, if the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result, we decide that we are permitted to vote the funds' shares at our own discretion, we may elect to do so.

The number of votes that you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Funds' shares held in a subaccount for which no timely instructions are received, and funds' shares which are not otherwise attributable to policyowners, will be voted by Phoenix in proportion to the voting instructions that are received with respect to all policies participating in that subaccount. Instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast by Phoenix.

You will receive proxy materials, reports and other materials related to the funds.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of one or more of the portfolios of the funds or to approve or disapprove an investment advisory contract for the funds. In addition, Phoenix itself may disregard voting instructions in favor of changes initiated by a policyowner in the investment policies or the investment advisor of the Funds if Phoenix reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we decide that the change would have an adverse effect on the General Account because the proposed investment policy for a series may result in overly speculative or unsound investments. In the event Phoenix does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to policyowners.

THE DIRECTORS AND
EXECUTIVE OFFICERS OF PHOENIX
--------------------------------------------------------------------------------
Phoenix is managed by its Board of Directors. The following are the Directors and Executive Officers of Phoenix:


 NAME                      PRINCIPAL OCCUPATION
 ----                      --------------------
 DIRECTORS

Sal H. Alfiero             Chairman and Chief Executive
                           Officer
                           Protective Industries LLC
                           Buffalo, NY
                           Various positions with Mark IV
                           Industries

J. Carter Bacot            Director (retired Chairman and
                           Chief Executive Officer)
                           The Bank of New York
                           New York, NY

Peter C. Browning          Chairman of the Board
                           NUCOR
                           Charlotte, NC
                           Various positions with Sunoco
                           Products Company

Arthur P. Byrne            President, Chief Executive Officer
                           and Chairman
                           The Wiremold Company
                           West Hartford, CT
                           Various positions with The Wiremold
                           Company

Sanford Cloud, Jr.         President and Chief Executive
                           Officer, The National Conference
                           for Community and Justice
                           New York, NY

Richard N. Cooper          Mauritus C. Boas Professor
                           Center for International Affairs
                           Harvard University
                           Cambridge, MA
                           Formerly Chairman of Central
                           Intelligence Agency; Professor,
                           Harvard University

Gordon J. Davis, Esq.      President
                           Lincoln Center for Performing Arts
                           New York, NY
                           Formerly Partner of LeBoeuf, Lamb,
                           Greene & MacRae

 NAME                      PRINCIPAL OCCUPATION
 ----                      --------------------
 DIRECTORS

Robert W. Fiondella        Chairman and Chief Executive Officer
                           Phoenix Life Insurance Company
                           Hartford, CT
                           Various Positions with Phoenix Life
                           Insurance Company and its various
                           subsidiaries

John E. Haire              President
                           The Fortune Group
                           New York, NY
                           Executive vice President,
                           Time, Inc.
                           Formerly Publisher, Time Magazine

Jerry  J. Jasinowski       President
                           National Association of
                           Manufacturers
                           Washington, D.C.
                           Various positions with National
                           Association of Manufacturers

Thomas S. Johnson          Chairman and Chief Executive Officer
                           Greenpoint Financial Corporation
                           New York, NY

John W. Johnstone          Retired.
                           Formerly Chairman and Chief
                           Executive Officer, Olin Corporation

Marilyn E. LaMarche        Limited Managing Director,
                           Lazard Freres & Company, L.L.C.
                           New York, New York
                           Various positions with Lazard

Philip R. McLoughlin       Executive Vice President and Chief
                           Investment Officer
                           Phoenix Life Insurance Company
                           Hartford, CT
                           Various positions with Phoenix Life
                           Insurance Company and its various
                           subsidiaries

Robert F. Vizza            President
                           Dolan Foundations
                           Woodbury, NY
                           Formerly President, Lustgarten
                           Pancreatic Cancer Research
                           Foundation and the Dolan
                           Foundations; President and Chief
                           Executive Officer, St. Francis
                           Hospital

  NAME                     PRINCIPAL OCCUPATION
  ----                     --------------------
  DIRECTORS

Robert G. Wilson           Retired.  Consultant for
                           thePit.com; Consultant for
                           Logistics.com and LendingTree.com

Dona D. Young              President and Chief Operating
                           Officer
                           Phoenix Life Insurance Company
                           Hartford, CT
                           Various positions with Phoenix Life
                           Insurance Company and its various
                           subsidiaries

  EXECUTIVE OFFICERS

Carl T. Chadburn           Executive Vice President
                           Executive Vice President, The
                           Phoenix Companies, Inc.
                           Various positions with Phoenix Life
                           Insurance Company and its various
                           subsidiaries

Robert W. Fiondella        Chairman and Chief Executive Officer
                           Chairperson and Chief Executive
                           Officer, The Phoenix Companies, Inc.
                           Various positions with Phoenix Life
                           Insurance Company and its various
                           subsidiaries

Philip R. McLoughlin       Executive Vice President
                           Executive Vice President and Chief
                           Investment Officer, The Phoenix
                           Companies, Inc.
                           Various positions with Phoenix Life
                           Insurance Company and its various
                           subsidiaries

David W. Searfoss          Executive Vice President
                           Executive Vice President and Chief
                           Financial Officer, The Phoenix
                           Companies, Inc.
                           Various positions with Phoenix Life
                           Insurance Company and its various
                           subsidiaries

Simon Y. Tan               Executive Vice President
                           Executive Vice President, The
                           Phoenix Companies, Inc.
                           Various positions with Phoenix Life
                           Insurance Company and its various
                           subsidiaries

Dona D. Young              President and Chief Operating
                           Officer
                           Various positions with The Phoenix
                           Companies, Inc.
                           Various positions with Phoenix Life
                           Insurance Company and its various
                           subsidiaries


     The above listing reflects positions held during the last 5 years.

SAFEKEEPING OF THE ACCOUNT'S ASSETS
--------------------------------------------------------------------------------

We hold the assets of the Account. The assets of the Account are held separate and apart from our General Account. We maintain records of all purchases and redemptions of shares of the funds.


SALES OF POLICIES
--------------------------------------------------------------------------------


Policies may be purchased from registered representatives of WS Griffith Securities, Inc. (formerly known as W.S. Griffith & Co., Inc.) ("WSG"), a New York corporation incorporated on August 7, 1970, licensed to sell Phoenix insurance policies as well as policies, annuity contracts and funds of companies affiliated with Phoenix. WSG is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc., and is an affiliate of Phoenix. WSG is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. Phoenix Equity Planning Corporation ("PEPCO") serves as national distributor of the policies. PEPCO is located at 56 Prospect Street, Hartford, Connecticut. PEPCO is also an indirect, wholly-owned subsidiary of The Phoenix Companies and is an affiliate of Phoenix.

Policies may also be purchased through other broker-dealers or entities registered under or exempt under the Securities Exchange Act of 1934, whose representatives are authorized by applicable law to sell contracts under terms of agreement provided by PEPCO.


Sales commissions will be paid to registered representatives on purchase payments we receive under these policies. Phoenix will pay a maximum total sales commission of 50% of premiums to PEPCO. To the extent that the sales charge under the policies is less than the sales commissions paid with respect to the policies, we will pay the shortfall from our General Account assets, which will include any profits we may derive under the policies.

STATE REGULATION
--------------------------------------------------------------------------------

We are subject to the provisions of New York insurance laws applicable to life insurance companies and to regulation and supervision by the New York Superintendent of Insurance. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which we do insurance business.


State regulation of Phoenix includes certain limitations on the investments which we may make, including investments for the Account and the Guaranteed Interest Account. This regulation does not include, however, any supervision over the investment policies of the Account.

REPORTS
--------------------------------------------------------------------------------

All policyowners will be furnished with those reports required by the 1940 Act and related regulations or by any other applicable law or regulation.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

The Account is not engaged in any litigation. We are not involved in any litigation that would have a material adverse effect on our ability to meet our obligations under the policies.

LEGAL MATTERS
--------------------------------------------------------------------------------


Richard J. Wirth, Counsel of Phoenix Life Insurance Company, has passed upon the organization of Phoenix, its authority to issue variable life insurance policies and the validity of the policy, and upon legal matters relating to the federal securities and income tax laws for Phoenix.


REGISTRATION STATEMENT
--------------------------------------------------------------------------------

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 ("1933 Act") with respect to the securities offered. This prospectus is a summary of the contents of the policy and other legal documents and does not contain all the information set forth in the Registration Statement and its exhibits. We refer you to the registration statement and its exhibits for further information concerning the Account, Phoenix and the policy.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


The financial statements of the Account as of December 31, 2000, and the results of its operations and its changes in net assets for the periods indicated and the consolidated financial statements of Phoenix as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 appear in the pages that follow. The consolidated financial statements of Phoenix included herein should be considered only as bearing upon the ability of Phoenix to meet its obligations under the policies. You should not consider them as bearing on the investment performance of the assets held in the Account or on the Guaranteed Interest Account that we credit during a guarantee period. In addition, the Unaudited Interim Statutory Financial Statements of Phoenix Life Insurance Company as of June 30, 2001 and the results of its operations and cash flows for the periods indicated also appear in the pages that follow.

SPVUL
--------------------------------------------------------------------------------

                                 ANNUAL REPORT

--------------------------------------------------------------------------------


                      The
                      Phoenix
                          Edge(R)

                          Phoenix Home Life
                          Variable Universal Life Account
                          December 31, 2000

                      [LOGO] PHOENIX WEALTH MANAGEMENT(SM)

                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 2000

                                                                                Goodwin Multi-        Oakhurst
                                          Goodwin                                Sector Fixed         Strategic        Aberdeen
                                        Money Market       Engemann Capital          Income           Allocation     International
                                         Subaccount        Growth Subaccount        Subaccount        Subaccount       Subaccount
                                       ----------------   ------------------   ------------------   ---------------  --------------
Assets
    Investments at cost                $        566,658   $       29,066,324   $        4,012,627   $    18,499,438  $      742,456
                                       ================   ==================   ==================   ===============  ==============
    Investments at market              $        566,658   $       39,850,296   $        3,605,737   $    19,927,133  $      970,503
                                       ----------------   ------------------   ------------------   ---------------  --------------
      Total assets                              566,658           39,850,296            3,605,737        19,927,133         970,503
Liabilities
    Accrued expenses to related party               238               17,200                1,505             8,431             404
                                       ----------------   ------------------   ------------------   ---------------  --------------
Net assets                             $        566,420   $       39,833,096   $        3,604,232   $    19,918,702  $      970,099
                                       ================   ==================   ==================   ===============  ==============
Accumulation units outstanding                  282,406            6,724,919            1,323,848         5,175,185         380,667
                                       ================   ==================   ==================   ===============  ==============
Unit value                                     2.005750             5.923371             2.722620          3.848991        2.548652
                                       ================   ==================   ==================   ===============  ==============

                                                                                    Seneca                            J.P. Morgan
                                          Oakhurst       Duff & Phelps Real        Strategic                            Research
                                          Balanced        Estate Securities          Theme            Aberdeen New   Enhanced Index
                                         Subaccount           Subaccount           Subaccount        Asia Subaccount   Subaccount
                                       ----------------   ------------------   ------------------   ---------------  --------------
Assets
    Investments at cost                $         91,354   $          113,906   $          558,984   $            --  $      222,068
                                       ================   ==================   ==================   ===============  ==============
    Investments at market              $        111,168   $          122,014   $          608,962   $            --  $      238,524
                                       ----------------   ------------------   ------------------   ---------------  --------------
      Total assets                                                   111,168              122,014           608,962         238,524
Liabilities                                                                                                                      --
    Accrued expenses to related party                47                   50                  265                --             102
                                       ----------------   ------------------   ------------------   ---------------  --------------
Net assets                             $        111,121   $          121,964   $          608,697   $            --  $      238,422
                                       ================   ==================   ==================   ===============  ==============
Accumulation units outstanding                   47,086               72,152           266,274                   --         172,131
                                       ================   ==================   ==================   ===============  ==============
Unit value                                     2.360012             1.690419          2.286038                   --        1.384903
                                       ================   ==================   ==================   ===============  ==============

                                                                                    Oakhurst
                                          Engemann                                 Growth and       Hollister Value   Wanger U.S.
                                        Nifty Fifty          Seneca Mid-Cap          Income             Equity         Small Cap
                                         Subaccount        Growth Subaccount       Subaccount         Subaccount       Subaccount
                                       ----------------   ------------------   ------------------   ---------------  --------------
Assets
    Investments at cost                $        147,353   $          175,994   $           96,494   $       107,388  $      566,707
                                       ================   ==================   ==================   ===============  ==============
    Investments at market              $        166,637   $          156,328   $          109,142   $       122,220  $      564,385
                                       ----------------   ------------------   ------------------   ---------------  --------------
      Total assets                              166,637              156,328              109,142           122,220         564,385
Liabilities
    Accrued expenses to related party                73                   65                   46                49             229
                                       ----------------   ------------------   ------------------   ---------------  --------------
Net assets                             $        166,564   $          156,263   $          109,096   $       122,171  $      564,156
                                       ================   ==================   ==================   ===============  ==============
Accumulation units outstanding                  130,236               88,622               91,000            72,787         348,693
                                       ================   ==================   ==================   ===============  ==============
Unit value                                     1.278980             1.763294             1.198886          1.678524        1.617966
                                       ================   ==================   ==================   ===============  ==============

                                           Wanger                                  Templeton
                                       International          Templeton            Developing        Mutual Shares
                                         Small Cap          International            Markets           Investment    Wanger Twenty
                                         Subaccount           Subaccount           Subaccount           Subaccount     Subaccount
                                       ----------------   ------------------   ------------------   ---------------  --------------
Assets
    Investments at cost                $        360,212   $           86,051   $           42,260   $        39,736  $        9,787
                                       ================   ==================   ==================   ===============  ==============
    Investments at market              $        346,861   $           81,190   $           38,371   $        43,332  $       13,317
                                       ----------------   ------------------   ------------------   ---------------  --------------
      Total assets                              346,861               81,190               38,371            43,332          13,317
Liabilities
    Accrued expenses to related party               148                   36                   16                18               5
                                       ----------------   ------------------   ------------------   ---------------  --------------
Net assets                             $        346,713   $           81,154   $           38,355   $        43,314  $       13,312
                                       ================   ==================   ==================   ===============  ==============
Accumulation units outstanding                  184,339               67,472               36,493            39,827           9,168
                                       ================   ==================   ==================   ===============  ==============
Unit value                                     1.880909             1.202859             1.051062          1.087587        1.452147
                                       ================   ==================   ==================   ===============  ==============

                                                                                                    Morgan Stanley   Alger American
                                           Wanger           Federated High                            Technology       Leveraged
                                       Foreign Forty      Income Bond Fund       Janus Growth          Portfolio        All-Cap
                                         Subaccount         II Subaccount          Subaccount         Subaccount       Subaccount
                                       ----------------   ------------------   ------------------   ---------------  --------------
Assets
    Investments at cost                $         19,939   $            8,702   $          137,044   $       511,152  $       67,905
                                       ================   ==================   ==================   ===============  ==============
    Investments at market              $         16,700   $            7,303   $          115,885   $       360,780  $       53,012
                                       ----------------   ------------------   ------------------   ---------------  --------------
      Total assets                               16,700                7,303              115,885           360,780          53,012
Liabilities
    Accrued expenses to related party                 7                    3                   51               163              23
                                       ----------------   ------------------   ------------------   ---------------  --------------
Net assets                             $         16,693   $            7,300   $          115,834   $       360,617  $       52,989
                                       ================   ==================   ==================   ===============  ==============
Accumulation units outstanding                   20,891                7,998              130,181           458,892          68,067
                                       ================   ==================   ==================   ===============  ==============
Unit value                                     0.799046             0.912804             0.889818          0.785865        0.778506
                                       ================   ==================   ==================   ===============  ==============

                       See Notes to Financial Statements

                             STATEMENT OF OPERATIONS
                     For the period ended December 31, 2000

                                                                                             Goodwin Multi-
                                                                             Engemann         Sector Fixed    Oakhurst Strategic
                                                        Goodwin Money     Capital Growth         Income           Allocation
                                                      Market Subaccount     Subaccount         Subaccount         Subaccount
                                                      -----------------    ------------       ------------       ------------
Investment income
    Distributions                                       $     36,116       $      3,459       $    291,752       $    542,408
Expenses
    Mortality, expense risk and administrative charges         3,105            243,073             17,751            101,609
                                                        ------------       ------------       ------------       ------------
Net investment income (loss)                                  33,011           (239,614)           274,001            440,799
                                                        ------------       ------------       ------------       ------------
Net realized gain (loss) from share transactions                  --            (53,484)                96             (1,718)
Net realized gain distribution from Fund                          --          2,028,863                 --          2,030,604
Net unrealized appreciation (depreciation) on
investment                                                        --        (10,658,846)           (67,863)        (2,449,891)
                                                        ------------       ------------       ------------       ------------
Net gain (loss) on investments                                    --         (8,683,467)           (67,767)          (421,005)
                                                        ------------       ------------       ------------       ------------
Net increase (decrease) in net assets resulting from
operations                                              $     33,011       $ (8,923,081)      $    206,234       $     19,794
                                                        ============       ============       ============       ============

                                                                                             Duff & Phelps
                                                          Aberdeen           Oakhurst         Real Estate      Seneca Strategic
                                                        International        Balanced          Securities           Theme
                                                         Subaccount         Subaccount         Subaccount         Subaccount
                                                        ------------       ------------       ------------       ------------
Investment income
    Distributions                                       $      7,665       $      3,205       $      3,679       $         --
Expenses
    Mortality, expense risk and administrative charges         6,375                578                433              3,845
                                                        ------------       ------------       ------------       ------------
Net investment income (loss)                                   1,290              2,627              3,246             (3,845)
                                                        ------------       ------------       ------------       ------------
Net realized gain (loss) from share transactions              40,137                  1              2,439             (6,353)
Net realized gain distribution from Fund                      80,161             12,051                 --             82,376
Net unrealized appreciation (depreciation) on
investment                                                  (345,514)           (14,580)            18,330           (164,500)
                                                        ------------       ------------       ------------       ------------
Net gain (loss) on investments                              (225,216)            (2,528)            20,769            (88,477)
                                                        ------------       ------------       ------------       ------------
Net increase (decrease) in net assets resulting from
operations                                              $   (223,926)      $         99       $     24,015       $    (92,322)
                                                        ============       ============       ============       ============

                                                                           J.P. Morgan
                                                                             Research                           Seneca Mid-Cap
                                                      Aberdeen New Asia   Enhanced Index    Engemann Nifty          Growth
                                                         Subaccount         Subaccount      Fifty Subaccount      Subaccount
                                                        ------------       ------------     ----------------     ------------
Investment income
    Distributions                                       $         --       $      2,605       $         --       $         --
Expenses
    Mortality, expense risk and administrative charges           207              1,958              1,161                658
                                                        ------------       ------------       ------------       ------------
Net investment income (loss)                                    (207)               647             (1,161)              (658)
                                                        ------------       ------------       ------------       ------------
Net realized gain (loss) from share transactions              20,126             (5,511)            20,494                (10)
Net realized gain distribution from Fund                          --             10,103                 --             14,904
Net unrealized appreciation (depreciation) on
investment                                                   (24,312)           (43,162)           (46,465)           (22,228)
                                                        ------------       ------------       ------------       ------------
Net gain (loss) on investments                                (4,186)           (38,570)           (25,971)            (7,334)
                                                        ------------       ------------       ------------       ------------
Net increase (decrease) in net assets resulting from
operations                                              $     (4,393)      $    (37,923)      $    (27,132)      $     (7,992)
                                                        ============       ============       ============       ============

                                                       Oakhurst Growth
                                                         and Income
                                                         Subaccount
                                                        ------------
Investment income
    Distributions                                       $        595
Expenses
    Mortality, expense risk and administrative charges           706
                                                        ------------
Net investment income (loss)                                    (111)
                                                        ------------
Net realized gain (loss) from share transactions               5,453
Net realized gain distribution from Fund                         428
Net unrealized appreciation (depreciation) on
investment                                                   (20,068)
                                                        ------------
Net gain (loss) on investments                               (14,187)
                                                        ------------
Net increase (decrease) in net assets resulting from
operations                                              $    (14,298)
                                                        ============

                       See Notes to Financial Statements

                             STATEMENT OF OPERATIONS
                     For the period ended December 31, 2000
                                   (Continued)



                                                          Hollister                         Wanger
                                                            Value          Wanger U.S.   International     Templeton
                                                            Equity         Small Cap       Small Cap     International
                                                          Subaccount       Subaccount      Subaccount      Subaccount
                                                          ----------       ----------      ----------      ----------
Investment income
    Distributions                                          $     580       $     861       $      --       $   1,246
Expenses
    Mortality, expense risk and administrative charges           385           3,039           2,593             386
                                                           ---------       ---------       ---------       ---------
Net investment income (loss)                                     195          (2,178)         (2,593)            860
                                                           ---------       ---------       ---------       ---------
Net realized gain (loss) from share transactions                  93         (15,052)        (71,300)         (1,961)
Net realized gain distribution from Fund                      10,726          88,676          81,913           8,178
Net unrealized appreciation (depreciation) on
investment                                                    12,156        (139,578)       (179,570)        (11,582)
                                                           ---------       ---------       ---------       ---------
Net gain (loss) on investments                                22,975         (65,954)       (168,957)         (5,365)
                                                           ---------       ---------       ---------       ---------
Net increase (decrease) in net assets resulting from
operations                                                 $  23,170       $ (68,132)      $(171,550)      $  (4,505)
                                                           =========       =========       =========       =========

                                                           Templeton                     Mutual Shares  Wanger Foreign
                                                       Developing Markets  Investment    Wanger Twenty       Forty
                                                           Subaccount     Subaccount(4)    Subaccount    Subaccount(1)
                                                           ----------     -------------    ----------    -------------
Investment income
    Distributions                                          $     635       $      --       $      --       $      --
Expenses
    Mortality, expense risk and administrative charges           280             112              73              56
                                                           ---------       ---------       ---------       ---------
Net investment income (loss)                                     355            (112)            (73)            (56)
                                                           ---------       ---------       ---------       ---------
Net realized gain (loss) from share transactions              (4,972)             14          13,935             (17)
Net realized gain distribution from Fund                          --              --             476             270
Net unrealized appreciation (depreciation) on
investment                                                   (22,006)          3,596         (13,805)         (3,239)
                                                           ---------       ---------       ---------       ---------
Net gain (loss) on investments                               (26,978)          3,610             606          (2,986)
                                                           ---------       ---------       ---------       ---------
Net increase (decrease) in net assets resulting from
operations                                                 $ (26,623)      $   3,498       $     533       $  (3,042)
                                                           =========       =========       =========       =========

                                                            Federated                    Morgan Stanley  Alger American
                                                              High                         Technology      Leveraged
                                                         Income Bond Fund  Janus Growth     Portfolio       All-Cap
                                                         II Subaccount(2)  Subaccount(3)  Subaccount(3)   Subaccount(4)
                                                         ----------------  -------------  -------------   -------------
Investment income
    Distributions                                          $     737       $     138       $      --       $      --
Expenses
    Mortality, expense risk and administrative charges            35             534           2,205             177
                                                           ---------       ---------       ---------       ---------
Net investment income (loss)                                     702            (396)         (2,205)           (177)
                                                           ---------       ---------       ---------       ---------
Net realized gain (loss) from share transactions                  (3)          4,681             452             (26)
Net realized gain distribution from Fund                          --              --             111              --
Net unrealized appreciation (depreciation) on
investment                                                    (1,399)        (21,159)       (150,372)        (14,893)
                                                           ---------       ---------       ---------       ---------
Net gain (loss) on investments                                (1,402)        (16,478)       (149,809)        (14,919)
                                                           ---------       ---------       ---------       ---------
Net increase (decrease) in net assets resulting from
operations                                                 $    (700)      $ (16,874)      $(152,014)      $ (15,096)
                                                           =========       =========       =========       =========

(1)   From inception March 10, 2000 to December 31, 2000

(2)   From inception February 4, 2000 to December 31, 2000

(3)   From inception January 13, 2000 to December 31, 2000

(4)   From inception June 15, 2000 to December 31, 2000

                       See Notes to Financial Statements

                             STATEMENT OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 1999

                                                                    GOODWIN         ENGEMANN         GOODWIN          OAKHURST
                                                                     MONEY          CAPITAL        MULTI-SECTOR       STRATEGIC
                                                                     MARKET          GROWTH        FIXED INCOME      ALLOCATION
                                                                   SUBACCOUNT      SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                                  -------------   -------------   ---------------   --------------
  Investment income
       Distributions.......................................         $   47,787     $   101,431       $   279,403      $   435,445
  Expenses
       Mortality, expense risk and administrative charges..              5,042         211,059            17,100           96,921
                                                                  -------------   -------------   ---------------   --------------
  Net investment income (loss) .............................            42,745        (109,628)          262,303          338,524
                                                                  -------------   -------------   ---------------   --------------
  Net realized gain (loss) from share transactions..........              -            142,567           (13,091)          13,025
  Net realized gain distribution from Fund..................              -          3,818,535              -           1,006,144
  Net unrealized appreciation (depreciation) on investment..              -          7,618,173           (79,576)         648,276
                                                                  -------------   -------------   ---------------   --------------
  Net gain (loss) on investments............................              -         11,579,275           (92,667)       1,667,445
                                                                  -------------   -------------   ---------------   --------------
  Net increase (decrease) in net assets resulting from
  operations................................................        $   42,745     $11,469,647       $   169,636     $  2,005,969
                                                                  =============   =============   ===============   ==============

                                                                                                  DUFF & PHELPS        SENECA
                                                                    ABERDEEN        OAKHURST       REAL ESTATE        STRATEGIC
                                                                  INTERNATIONAL     BALANCED        SECURITIES          THEME
                                                                   SUBACCOUNT      SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                                  -------------   -------------   ---------------   --------------
  Investment income
       Distributions.......................................         $   38,957      $    2,771       $     3,202     $       -
  Expenses
       Mortality, expense risk and administrative charges..              8,009             569               322            2,265
                                                                  -------------   -------------   ---------------   --------------
  Net investment income (loss) .............................            30,948           2,202             2,880          (2,265)
                                                                  -------------   -------------   ---------------   --------------
  Net realized gain (loss) from share transactions..........             7,005           1,742           (1,764)           27,036
  Net realized gain distribution from Fund..................           222,523           4,067              -              79,203
  Net unrealized appreciation (depreciation) on investment..           165,847           3,947             1,081          125,434
                                                                  -------------   -------------   ---------------   --------------
  Net gain (loss) on investments............................           395,375           9,756             (683)          231,673
                                                                  -------------   -------------   ---------------   --------------
  Net increase (decrease) in net assets resulting from
  operations................................................        $  426,323      $   11,958       $     2,197      $   229,408
                                                                  =============   =============   ===============   ==============

                                                                                    RESEARCH                           SENECA
                                                                    ABERDEEN        ENHANCED         ENGEMANN          MID-CAP
                                                                    NEW ASIA         INDEX         NIFTY FIFTY         GROWTH
                                                                   SUBACCOUNT      SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                                  -------------   -------------   ---------------   --------------
  Investment income
       Distributions.......................................         $    1,322      $    3,212       $      -         $      -
  Expenses
       Mortality, expense risk and administrative charges..                452           1,575               717               75
                                                                  -------------   -------------   ---------------   --------------
  Net investment income (loss) .............................               870           1,637              (717)             (75)
                                                                  -------------   -------------   ---------------   --------------
  Net realized gain (loss) from share transactions..........           (12,803)         15,360               386            4,095
  Net realized gain distribution from Fund..................              -             22,408              -                 172
  Net unrealized appreciation (depreciation) on investment..            42,949          18,458            51,855              679
                                                                  -------------   -------------   ---------------   --------------
  Net gain (loss) on investments............................            30,146          56,226            52,241            4,946
                                                                  -------------   -------------   ---------------   --------------
  Net increase (decrease) in net assets resulting from
  operations................................................        $   31,016      $   57,863       $    51,524       $    4,871
                                                                  =============   =============   ===============   ==============


                       See Notes to Financial Statements

                             STATEMENT OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 1999
                                   (CONTINUED)

                                                                  OAKHURST
                                                                 GROWTH AND        HOLLISTER          SCHAFER         WANGER U.S.
                                                                   INCOME         VALUE EQUITY     MID-CAP VALUE       SMALL CAP
                                                                 SUBACCOUNT        SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                                               ----------------  ---------------   ---------------   --------------
Investment income
      Distributions.....................................           $     1,276       $       70        $        8      $      -
Expenses
      Mortality, expense risk and administrative charges                 1,080              120                29            2,716
                                                               ----------------  ---------------   ---------------   --------------
Net investment income (loss) ..........................                    196              (50)              (21)          (2,716
                                                               ----------------  ---------------   ---------------   --------------
Net realized gain (loss) from share transactions.......                    608            1,877            (1,793)          10,805
Net realized gain distribution from Fund...............                  2,869            1,055              -              51,242
Net unrealized appreciation (depreciation) on investment                28,536            2,318             1,156           57,889
                                                               ----------------  ---------------   ---------------   --------------
Net gain (loss) on investments.........................                                                          )
                                                                        32,013            5,250              (637          119,936
                                                               ----------------  ---------------   ---------------   --------------
Net increase (decrease) in net assets resulting from
operations.............................................           $     32,209      $     5,200       $      (658)     $   117,220
                                                                 ==============   =============   ===============   ==============

                                                                   WANGER                            TEMPLETON
                                                                INTERNATIONAL      TEMPLETON         DEVELOPING         WANGER
                                                                  SMALL CAP      INTERNATIONAL        MARKETS           TWENTY
                                                                 SUBACCOUNT        SUBACCOUNT        SUBACCOUNT      SUBACCOUNT(1)
                                                               ----------------  ---------------   ---------------   --------------
Investment income
      Distributions.....................................           $     1,717      $     1,511        $      131      $      -
Expenses
      Mortality, expense risk and administrative charges                   801              312               240              256
                                                               ----------------  ---------------   ---------------   --------------
Net investment income (loss) ..........................                    916            1,199              (111)            (256
                                                               ----------------  ---------------   ---------------   --------------
Net realized gain (loss) from share transactions.......                  4,949              163              (154)             105
Net realized gain distribution from Fund...............                   -               5,622              -                -
Net unrealized appreciation (depreciation) on investment               154,358            6,124            17,919           17,335
                                                               ----------------  ---------------   ---------------   --------------
Net gain (loss) on investments.........................                159,307           11,909            17,765           17,440
                                                               ----------------  ---------------   ---------------   --------------
Net increase (decrease) in net assets resulting from
operations.............................................           $    160,223      $    13,108      $     17,654      $    17,184
                                                                 ==============   =============   ===============   ==============

(1) From inception February 23, 1999 to December 31, 1999



                       See Notes to Financial Statements

                             STATEMENT OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 1998

                                                                                                                    MULTI-SECTOR
                                                                         MONEY MARKET             GROWTH            FIXED INCOME
                                                                          SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                                                          ----------            ----------           ----------
Investment income
   Distributions....................................................      $    34,069          $     45,279           $  276,334
Expenses
   Mortality and expense risk charges...............................            3,416               176,605               18,611
                                                                          -----------          ------------           ----------
Net investment income...............................................           30,653              (131,326)             257,723
                                                                          -----------          ------------           ----------
Net realized gain (loss) from share transactions....................               --               115,904               (5,762)
Net realized gain distribution from Fund............................               --             1,458,124               22,699
Net unrealized appreciation (depreciation) on investment............               --             7,944,733             (454,168)
                                                                          -----------          ------------           ----------
Net gain (loss) on investments......................................               --             9,518,761             (437,231)
                                                                          -----------          ------------           ----------
Net increase (decrease) in net assets resulting from operations.....      $    30,653          $ 9,387,435            $ (179,508)
                                                                          ===========          ===========            ==========

                                                                           STRATEGIC
                                                                          ALLOCATION          INTERNATIONAL            BALANCED
                                                                          SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                                                          ----------            ----------            ----------
Investment income
   Distributions....................................................      $   331,457          $         --           $    3,487
Expenses
   Mortality and expense risk charges...............................           88,167                 7,050                  738
                                                                          -----------          ------------           ----------
Net investment income (loss)........................................          243,290                (7,050)               2,749
                                                                          -----------          ------------           ----------
Net realized gain (loss) from share transactions....................           62,550                10,048               15,781
Net realized gain distribution from Fund............................        1,229,190               260,506                5,438
Net unrealized appreciation (depreciation) on investment............        1,781,538                63,522                 (363)
                                                                          -----------          ------------           ----------
Net gain (loss) on investments......................................        3,073,278               334,076               20,856
                                                                          -----------          ------------           ----------
Net increase (decrease) in net assets resulting from operations.....      $ 3,316,568          $    327,026           $   23,605
                                                                          ===========          ============           ==========

                                                                                                                       ABERDEEN
                                                                          REAL ESTATE        STRATEGIC THEME           NEW ASIA
                                                                          SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                                                          ----------            ----------            ----------
Investment income
   Distributions....................................................      $     3,665          $        375           $      117
Expenses
   Mortality and expense risk charges...............................              394                 1,845                  132
                                                                          -----------          ------------           ----------
Net investment income (loss)........................................            3,271                (1,470)                 (15)
                                                                          -----------          ------------           ----------
Net realized gain (loss) from share transactions....................               (5)                5,703                  (53)
Net realized gain distribution from Fund............................               87                23,881                   --
Net unrealized appreciation (depreciation) on investment............          (23,427)              115,793               (1,944)
                                                                          -----------          ------------           ----------
Net gain (loss) on investments......................................          (23,345)              145,377               (1,997)
                                                                          -----------          ------------           ----------
Net increase (decrease) in net assets resulting from operations.....      $   (20,074)         $    143,907           $   (2,012)
                                                                          ===========          ============           ==========

                                                                                                                       SENECA
                                                                           ENHANCED              ENGEMANN             MID-CAP
                                                                             INDEX             NIFTY FIFTY             GROWTH
                                                                          SUBACCOUNT          SUBACCOUNT(1)        SUBACCOUNT(2)
                                                                          ----------          -------------        -------------
Investment income
   Distributions....................................................      $     2,795          $         33           $       13
Expenses
   Mortality and expense risk charges...............................            1,284                   236                   39
                                                                          -----------          ------------           ----------
Net investment income (loss)........................................            1,511                  (203)                 (26)
                                                                          -----------          ------------           ----------
Net realized gain (loss) from share transactions....................               14                 1,379                   (4)
Net realized gain distribution from Fund............................           15,896                    --                   --
Net unrealized appreciation (depreciation) on investment............           40,885                13,894                1,884
                                                                          -----------          ------------           ----------
Net gain (loss) on investments......................................           56,795                15,273                1,880
                                                                          -----------          ------------           ----------
Net increase (decrease) in net assets resulting from operations.....      $    58,306          $     15,070           $    1,854
                                                                          ===========          ============           ==========

(1) From inception April 28, 1998 to December 31, 1998
(2) From inception April 21, 1998 to December 31, 1998

                        See Notes to Financial Statements

                             STATEMENT OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 1998
                                   (CONTINUED)

                                                                             GROWTH                                     SCHAFER
                                                                           AND INCOME          VALUE EQUITY             MID-CAP
                                                                         SUBACCOUNT(2)         SUBACCOUNT(2)          SUBACCOUNT(3)
                                                                         -------------         -------------          -------------
Investment income
   Distributions....................................................      $       216          $         42           $       21
Expenses
   Mortality and expense risk charges...............................              114                    29                   23
                                                                          -----------          ------------           ----------
Net investment income (loss)........................................              102                    13                   (2)
                                                                          -----------          ------------           ----------
Net realized gain (loss) from share transactions....................               (7)                   (4)                  (9)
Net realized gain distribution from Fund............................               --                    --                   --
Net unrealized appreciation (depreciation) on investment............            4,180                   357               (1,156)
                                                                          -----------          ------------           ----------
Net gain (loss) on investments......................................            4,173                   353               (1,165)
                                                                          -----------          ------------           ----------
Net increase (decrease) in net assets resulting from operations.....      $     4,275          $        366           $   (1,167)
                                                                          ===========          ============           ==========

                                                                             WANGER                WANGER
                                                                              U.S.             INTERNATIONAL
                                                                           SMALL CAP             SMALL CAP
                                                                           SUBACCOUNT            SUBACCOUNT
                                                                           ----------            ----------
Investment income
   Distributions....................................................      $        --          $      1,801
Expenses
   Mortality and expense risk charges...............................            2,527                   765
                                                                          -----------          ------------
Net investment income (loss)........................................           (2,527)                1,036
                                                                          -----------          ------------
Net realized gain (loss) from share transactions....................           23,549               (2,560)
Net realized gain distribution from Fund............................               --                    --
Net unrealized appreciation (depreciation) on investment............           18,143                20,730
                                                                          -----------          ------------
Net gain (loss) on investments......................................           41,690                18,170
                                                                          -----------          ------------
Net increase (decrease) in net assets resulting from operations.....      $    39,163          $     19,206
                                                                          ===========          ============

                                                                            TEMPLETON            TEMPLETON
                                                                          INTERNATIONAL      DEVELOPING MARKETS
                                                                          SUBACCOUNT(4)        SUBACCOUNT(5)
                                                                          -------------        -------------
Investment income
   Distributions....................................................      $        --          $         --
Expenses
   Mortality and expense risk charges...............................               30                     7
                                                                          -----------          ------------
Net investment income (loss)........................................              (30)                   (7)
                                                                          -----------          ------------
Net realized gain (loss) from share transactions....................                1                    (1)
Net realized gain distribution from Fund............................               --                    --
Net unrealized appreciation (depreciation) on investment............              598                   199
                                                                          -----------          ------------
Net gain (loss) on investments......................................              599                   198
                                                                          -----------          ------------
Net increase (decrease) in net assets resulting from operations.....      $       569          $        191
                                                                          ===========          ============










(2) From inception April 21, 1998 to December 31, 1998
(3) From inception March 13, 1998 to December 31, 1998
(4) From inception November 23, 1998 to December 31, 1998
(5) From inception November 9, 1998 to December 31, 1998

                        See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     For the period ended December 31, 2000

                                                                                                      Goodwin Multi-
                                                                 Goodwin Money         Engemann        Sector Fixed
                                                                     Market         Capital Growth        Income
                                                                   Subaccount         Subaccount        Subaccount
                                                                  ------------       ------------       -----------
From operations
    Net investment income (loss)                                  $     33,011       $   (239,614)      $   274,001
    Net realized gain (loss)                                                --          1,975,379                96
    Net unrealized appreciation (depreciation)                              --        (10,658,846)          (67,863)
                                                                  ------------       ------------       -----------
    Net increase (decrease) resulting from operations                   33,011         (8,923,081)          206,234
                                                                  ------------       ------------       -----------
From accumulation unit transactions
    Participant deposits                                                   765             11,696            24,116
    Participant transfers                                             (473,263)           (55,031)          120,314
    Participant withdrawals                                           (211,248)        (1,766,013)         (193,936)
                                                                  ------------       ------------       -----------
    Net increase (decrease) in net assets resulting
      from participant transactions                                   (683,746)        (1,809,348)          (49,506)
                                                                  ------------       ------------       -----------
    Net increase (decrease) in net assets                             (650,735)       (10,732,429)          156,728
Net assets
    Beginning of period                                              1,217,155         50,565,525         3,447,504
                                                                  ------------       ------------       -----------
    End of period                                                 $    566,420       $ 39,833,096       $ 3,604,232
                                                                  ============       ============       ===========

                                                                    Oakhurst
                                                                    Strategic          Aberdeen           Oakhurst
                                                                   Allocation       International         Balanced
                                                                   Subaccount         Subaccount         Subaccount
                                                                  ------------       ------------       -----------
From operations
    Net investment income (loss)                                  $    440,799       $      1,290       $     2,627
    Net realized gain (loss)                                         2,028,886            120,298            12,052
    Net unrealized appreciation (depreciation)                      (2,449,891)          (345,514)          (14,580)
                                                                  ------------       ------------       -----------
    Net increase (decrease) resulting from operations                   19,794           (223,926)               99
                                                                  ------------       ------------       -----------
From accumulation unit transactions
    Participant deposits                                                11,853                 --                --
    Participant transfers                                              (49,633)          (579,636)               --
    Participant withdrawals                                           (644,907)          (106,636)           (5,877)
                                                                  ------------       ------------       -----------
    Net increase (decrease) in net assets resulting
      from participant transactions                                   (682,687)          (686,272)           (5,877)
                                                                  ------------       ------------       -----------
    Net increase (decrease) in net assets                             (662,893)          (910,198)           (5,778)
Net assets
    Beginning of period                                             20,581,595          1,880,297           116,899
                                                                  ------------       ------------       -----------
    End of period                                                 $ 19,918,702       $    970,099       $   111,121
                                                                  ============       ============       ===========

                                                                  Duff & Phelps        Seneca
                                                                   Real Estate        Strategic
                                                                    Securities          Theme          Aberdeen New
                                                                    Subaccount        Subaccount      Asia Subaccount
                                                                  ------------       ------------     ---------------
From operations
    Net investment income (loss)                                  $      3,246       $     (3,845)      $      (207)
    Net realized gain (loss)                                             2,439             76,023            20,126
    Net unrealized appreciation (depreciation)                          18,330           (164,500)          (24,312)
                                                                  ------------       ------------       -----------
    Net increase (decrease) resulting from operations                   24,015            (92,322)           (4,393)
                                                                  ------------       ------------       -----------
From accumulation unit transactions
    Participant deposits                                                    --              7,028                --
    Participant transfers                                               36,748             72,396          (185,843)
    Participant withdrawals                                             (1,775)           (41,015)             (554)
                                                                  ------------       ------------       -----------
    Net increase (decrease) in net assets resulting
      from participant transactions                                     34,973             38,409          (186,397)
                                                                  ------------       ------------       -----------
    Net increase (decrease) in net assets                               58,988            (53,913)         (190,790)
Net assets
    Beginning of period                                                 62,976            662,610           190,790
                                                                  ------------       ------------       -----------
    End of period                                                 $    121,964       $    608,697       $        --
                                                                  ============       ============       ===========

                       See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     For the period ended December 31, 2000
                                   (Continued)

                                                                            J.P. Morgan     Engemann          Seneca
                                                                              Research        Nifty           Mid-Cap
                                                                           Enhanced Index     Fifty            Growth
                                                                             Subaccount     Subaccount       Subaccount
                                                                             ----------     ----------       ----------
From operations
    Net investment income (loss)                                             $     647       $  (1,161)      $    (658)
    Net realized gain (loss)                                                     4,592          20,494          14,894
    Net unrealized appreciation (depreciation)                                 (43,162)        (46,465)        (22,228)
                                                                             ---------       ---------       ---------
    Net increase (decrease) resulting from operations                          (37,923)        (27,132)         (7,992)
                                                                             ---------       ---------       ---------
From accumulation unit transactions
    Participant deposits                                                            --              --              --
    Participant transfers                                                     (106,020)         11,014         159,452
    Participant withdrawals                                                    (76,388)       (105,291)         (2,366)
                                                                             ---------       ---------       ---------
    Net increase (decrease) in net assets resulting
      from participant transactions                                           (182,408)        (94,277)        157,086
                                                                             ---------       ---------       ---------
    Net increase (decrease) in net assets                                     (220,331)       (121,409)        149,094
Net assets
    Beginning of period                                                        458,753         287,973           7,169
                                                                             ---------       ---------       ---------
    End of period                                                            $ 238,422       $ 166,564       $ 156,263
                                                                             =========       =========       =========

                                                                              Oakhurst       Hollister
                                                                             Growth and        Value       Wanger U.S.
                                                                               Income         Equity        Small Cap
                                                                             Subaccount      Subaccount     Subaccount
                                                                             ----------      ----------     ----------
From operations
    Net investment income (loss)                                             $    (111)      $     195       $  (2,178)
    Net realized gain (loss)                                                     5,881          10,819          73,624
    Net unrealized appreciation (depreciation)                                 (20,068)         12,156        (139,578)
                                                                             ---------       ---------       ---------
    Net increase (decrease) resulting from operations                          (14,298)         23,170         (68,132)
                                                                             ---------       ---------       ---------
From accumulation unit transactions
    Participant deposits                                                            --              --           9,371
    Participant transfers                                                     (103,243)         81,250         155,641
    Participant withdrawals                                                    (16,882)         (1,439)        (91,234)
                                                                             ---------       ---------       ---------
    Net increase (decrease) in net assets resulting
      from participant transactions                                           (120,125)         79,811          73,778
                                                                             ---------       ---------       ---------
    Net increase (decrease) in net assets                                     (134,423)        102,981           5,646
Net assets
    Beginning of period                                                        243,519          19,190         558,510
                                                                             ---------       ---------       ---------
    End of period                                                            $ 109,096       $ 122,171       $ 564,156
                                                                             =========       =========       =========

                                                                              Wanger                        Templeton
                                                                           International     Templeton      Developing
                                                                              Small Cap    International     Markets
                                                                             Subaccount     Subaccount      Subaccount
                                                                             ----------     ----------      ----------
From operations
    Net investment income (loss)                                             $  (2,593)      $     860       $     355
    Net realized gain (loss)                                                    10,613           6,217          (4,972)
    Net unrealized appreciation (depreciation)                                (179,570)        (11,582)        (22,006)
                                                                             ---------       ---------       ---------
    Net increase (decrease) resulting from operations                         (171,550)         (4,505)        (26,623)
                                                                             ---------       ---------       ---------
From accumulation unit transactions
    Participant deposits                                                            --              --           5,075
    Participant transfers                                                      200,786          16,475         (25,371)
    Participant withdrawals                                                    (22,329)         (1,444)           (820)
                                                                             ---------       ---------       ---------
    Net increase (decrease) in net assets resulting
      from participant transactions                                            178,457          15,031         (21,116)
                                                                             ---------       ---------       ---------
    Net increase (decrease) in net assets                                        6,907          10,526         (47,739)
Net assets
    Beginning of period                                                        339,806          70,628          86,094
                                                                             ---------       ---------       ---------
    End of period                                                            $ 346,713       $  81,154       $  38,355
                                                                             =========       =========       =========

                       See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     For the period ended December 31, 2000
                                   (Continued)

                                                                          Mutual Shares
                                                                            Investment                       Wanger
                                                                               Fund      Wanger Twenty    Foreign Forty
                                                                           Subaccount(4)   Subaccount     Subaccount(1)
                                                                           -------------   ----------     -------------
From operations
    Net investment income (loss)                                             $   (112)      $     (73)      $     (56)
    Net realized gain (loss)                                                       14          14,411             253
    Net unrealized appreciation (depreciation)                                  3,596         (13,805)         (3,239)
                                                                             --------       ---------       ---------
    Net increase (decrease) resulting from operations                           3,498             533          (3,042)
                                                                             --------       ---------       ---------
From accumulation unit transactions
    Participant deposits                                                           --              --           1,953
    Participant transfers                                                      39,816           7,696          19,663
    Participant withdrawals                                                        --         (72,624)         (1,881)
                                                                             --------       ---------       ---------
    Net increase (decrease) in net assets resulting
      from participant transactions                                            39,816         (64,928)         19,735
                                                                             --------       ---------       ---------
    Net increase (decrease) in net assets                                      43,314         (64,395)         16,693
Net assets
    Beginning of period                                                            --          77,707              --
                                                                             --------       ---------       ---------
    End of period                                                            $ 43,314       $  13,312       $  16,693
                                                                             ========       =========       =========

                                                                             Federated                    Morgan Stanley
                                                                            High Income                    Technology
                                                                            Bond Fund II  Janus Growth      Portfolio
                                                                           Subaccount(2)  Subaccount(3)   Subaccount(3)
                                                                           -------------  -------------   -------------
From operations
    Net investment income (loss)                                             $    702       $    (396)      $  (2,205)
    Net realized gain (loss)                                                       (3)          4,681             563
    Net unrealized appreciation (depreciation)                                 (1,399)        (21,159)       (150,372)
                                                                             --------       ---------       ---------
    Net increase (decrease) resulting from operations                            (700)        (16,874)       (152,014)
                                                                             --------       ---------       ---------
From accumulation unit transactions
    Participant deposits                                                        5,156           5,158              --
    Participant transfers                                                      51,275         426,522         512,631
    Participant withdrawals                                                   (48,431)       (298,972)             --
                                                                             --------       ---------       ---------
    Net increase (decrease) in net assets resulting
      from participant transactions                                             8,000         132,708         512,631
                                                                             --------       ---------       ---------
    Net increase (decrease) in net assets                                       7,300         115,834         360,617
Net assets
    Beginning of period                                                            --              --              --
                                                                             --------       ---------       ---------
    End of period                                                            $  7,300       $ 115,834       $ 360,617
                                                                             ========       =========       =========

                                                                          Alger American
                                                                            Leveraged
                                                                             All-Cap
                                                                          Subaccount(4)
                                                                          -------------
From operations
    Net investment income (loss)                                             $   (177)
    Net realized gain (loss)                                                      (26)
    Net unrealized appreciation (depreciation)                                (14,893)
                                                                             --------
    Net increase (decrease) resulting from operations                         (15,096)
                                                                             --------
From accumulation unit transactions
    Participant deposits                                                           --
    Participant transfers                                                      68,485
    Participant withdrawals                                                      (400)
                                                                             --------
    Net increase (decrease) in net assets resulting
      from participant transactions                                            68,085
                                                                             --------
    Net increase (decrease) in net assets                                      52,989
Net assets
    Beginning of period                                                            --
                                                                             --------
    End of period                                                            $ 52,989
                                                                             ========

(1)   From inception March 10, 2000 to December 31, 2000
(2)   From inception February 4, 2000 to December 31, 2000
(3)   From inception January 13, 2000 to December 31, 2000
(4)   From inception June 15, 2000 to December 31, 2000

                       See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 1999

                                                                                                     ENGEMANN         GOODWIN
                                                                                GOODWIN MONEY         CAPITAL        MULTI-SECTOR
                                                                                   MARKET             GROWTH        FIXED INCOME
                                                                                 SUBACCOUNT         SUBACCOUNT       SUBACCOUNT
                                                                               ---------------   ---------------  ---------------
FROM OPERATIONS
      Net investment income (loss) ..........................                     $    42,745      $   (109,628)    $    262,303
      Net realized gain (loss) ..............................                            -            3,961,102)         (13,091
      Net unrealized appreciation (depreciation) ............                            -            7,618,173          (79,576)
                                                                               ---------------   ---------------  ---------------
      Net increase (decrease) resulting from operations......                          42,745        11,469,647          169,636
                                                                               ---------------   ---------------  ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
      Participant deposits...................................                         486,060            10,423           35,713
      Participant transfers..................................                          61,006          (363,154)        (140,491)
      Participant withdrawals................................                        (173,778)       (1,159,655)        (173,638)
                                                                               ---------------   ---------------  ---------------
      Net increase (decrease) in net assets resulting
          from participant transactions.....................                          373,288        (1,512,386)        (278,416)
                                                                               ---------------   ---------------  ---------------
      Net increase (decrease) in net assets ..............                            416,033         9,957,261         (108,780)
NET ASSETS
      Beginning of period....................................                         801,122        40,608,264        3,556,284
                                                                               ---------------   ---------------  ---------------
      End of period..........................................                   $   1,217,155     $  50,565,525    $   3,447,504
                                                                               ===============   ===============  ===============

                                                                                  OAKHURST
                                                                                 STRATEGIC          ABERDEEN         OAKHURST
                                                                                 ALLOCATION      INTERNATIONAL       BALANCED
                                                                                 SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                                                               ---------------   ---------------  ---------------
FROM OPERATIONS
      Net investment income (loss) ..........................                    $    338,524       $    30,948      $     2,202
      Net realized gain (loss) ..............................                       1,019,169           229,528            5,809
      Net unrealized appreciation (depreciation) ............                         648,276           165,847            3,947
                                                                               ---------------   ---------------  ---------------
      Net increase (decrease) resulting from operations......                       2,005,969           426,323           11,958
                                                                               ---------------   ---------------  ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
      Participant deposits...................................                             274              -                -
      Participant transfers..................................                        (156,475)          (36,837)            -
      Participant withdrawals................................                        (442,572)          (45,710)          (8,730)
                                                                               ---------------   ---------------  ---------------
      Net increase (decrease) in net assets resulting
          from participant transactions.....................                         (598,773)          (82,547)          (8,730)
                                                                               ---------------   ---------------  ---------------
      Net increase (decrease) in net assets..................                       1,407,196           343,776            3,228
NET ASSETS
      Beginning of period....................................                      19,174,399         1,536,521          113,671
                                                                               ---------------   ---------------  ---------------
      End of period..........................................                   $  20,581,595     $   1,880,297     $    116,899
                                                                               ===============   ===============  ===============

                                                                               DUFF & PHELPS         SENECA
                                                                                REAL ESTATE        STRATEGIC         ABERDEEN
                                                                                 SECURITIES          THEME           NEW ASIA
                                                                                 SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                                                               ---------------   ---------------  ---------------
FROM OPERATIONS
      Net investment income (loss)...........................                     $     2,880      $     (2,265)      $      870
      Net realized gain (loss)...............................                          (1,764)          106,239          (12,803)
      Net unrealized appreciation (depreciation).............                           1,081           125,434           42,949
                                                                               ---------------   ---------------  ---------------
      Net increase (decrease) resulting from operations......                           2,197           229,408           31,016
                                                                               ---------------   ---------------  ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
      Participant deposits...................................                            -                 -                -
      Participant transfers..................................                          (7,385)          123,557          132,907
      Participant withdrawals................................                            (903)         (101,462)            (862)
                                                                               ---------------   ---------------  ---------------
      Net increase (decrease) in net assets resulting
          from participant transactions.....................                           (8,288)           22,095          132,045
                                                                               ---------------   ---------------  ---------------
      Net increase (decrease) in net assets..................                          (6,091)          251,503          163,061
NET ASSETS
      Beginning of period....................................                          69,067           411,107           27,729
                                                                               ---------------   ---------------  ---------------
      End of period..........................................                     $    62,976      $    662,610     $    190,790
                                                                               ===============   ===============  ===============


                       See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 1999
                                   (CONTINUED)

                                                                                  RESEARCH                          SENECA
                                                                                  ENHANCED        ENGEMANN         MID-CAP
                                                                                   INDEX         NIFTY FIFTY        GROWTH
                                                                                 SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                                                               ---------------  --------------   -------------
FROM OPERATIONS
      Net investment income (loss).....................................           $     1,637      $     (717)      $     (75)
      Net realized gain (loss) ........................................                37,768             386           4,267
      Net unrealized appreciation (depreciation).......................                18,458          51,855             679
                                                                               ---------------  --------------   -------------
      Net increase (decrease) resulting from operations................                57,863          51,524           4,871
                                                                               ---------------  --------------   -------------
FROM ACCUMULATION UNIT TRANSACTIONS
      Participant deposits.............................................                  -               -               -
      Participant transfers............................................                35,494         162,034         (13,864)
      Participant withdrawals..........................................                (6,018)        (10,187)           (124)
                                                                               ---------------  --------------   -------------
      Net increase (decrease) in net assets resulting
          from participant transactions................................                29,476         151,847         (13,988)
                                                                               ---------------  --------------   -------------
      Net increase (decrease) in net assets............................                87,339         203,371          (9,117)
NET ASSETS
      Beginning of period..............................................               371,414          84,602          16,286
                                                                               ---------------  --------------   -------------
      End of period....................................................           $   458,753     $   287,973      $    7,169
                                                                               ===============  ==============   =============

                                                                                  OAKHURST                          SCHAFER
                                                                                 GROWTH AND       HOLLISTER         MID-CAP
                                                                                   INCOME       VALUE EQUITY        VALUE
                                                                                 SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                                                               ---------------  --------------   -------------
FROM OPERATIONS
      Net investment income (loss) ....................................            $      196      $      (50)      $     (21)
      Net realized gain (loss) ........................................                 3,477           2,932          (1,793)
      Net unrealized appreciation (depreciation) ......................                28,536           2,318           1,156
                                                                               ---------------  --------------   -------------
      Net increase (decrease) resulting from operations................                32,209           5,200            (658)
                                                                               ---------------  --------------   -------------
FROM ACCUMULATION UNIT TRANSACTIONS

      Participant deposits.............................................                  -               -               -
      Participant transfers............................................               160,466           4,123          (6,563)
      Participant withdrawals..........................................                (2,695)           (171)            (44)
                                                                               ---------------  --------------   -------------
      Net increase (decrease) in net assets resulting
          from participant transactions................................               157,771           3,952          (6,607)
                                                                               ---------------  --------------   -------------
      Net increase (decrease) in net assets............................               189,980           9,152          (7,265)
NET ASSETS

      Beginning of period..............................................                53,539          10,038           7,265
                                                                               ---------------  --------------   -------------
      End of period....................................................           $   243,519     $    19,190        $      0
                                                                               ===============  ==============   =============

                                                                                                   WANGER
                                                                                WANGER U.S.     INTERNATIONAL     TEMPLETON
                                                                                 SMALL CAP        SMALL CAP      INTERNATIONAL
                                                                                 SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                                                               ---------------  --------------   -------------
FROM OPERATIONS
      Net investment income (loss) ....................................           $    (2,716)      $     916      $    1,199
      Net realized gain (loss) ........................................                62,047           4,949           5,785
      Net unrealized appreciation (depreciation) ......................                57,889         154,358           6,124
                                                                               ---------------  --------------   -------------
      Net increase (decrease) resulting from operations................               117,220         160,223          13,108
                                                                               ---------------  --------------   -------------
FROM ACCUMULATION UNIT TRANSACTIONS
      Participant deposits.............................................                  -               -               -
      Participant transfers............................................              (121,766)         49,732            -
      Participant withdrawals..........................................                (9,011)         (2,431)         (1,111)
                                                                               ---------------  --------------   -------------
      Net increase (decrease) in net assets resulting
          from participant transactions................................              (130,777)         47,301          (1,111)
                                                                               ---------------  --------------   -------------
      Net increase (decrease) in net assets............................               (13,557)        207,524          11,997
NET ASSETS
      Beginning of period..............................................               572,067         132,282          58,631
                                                                               ---------------  --------------   -------------
      End of period....................................................           $   558,510     $   339,806      $   70,628
                                                                               ===============  ==============   =============


                       See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 1999
                                   (CONTINUED)

                                                                                   TEMPLETON
                                                                                   DEVELOPING         WANGER
                                                                                    MARKETS           TWENTY
                                                                                   SUBACCOUNT      SUBACCOUNT(1)
                                                                                ---------------   --------------
FROM OPERATIONS
      Net investment income (loss) .......................................          $      (111)      $     (256)
      Net realized gain (loss) ...........................................                 (154)             105
      Net unrealized appreciation (depreciation) .........................               17,919           17,335
                                                                                 ---------------   --------------
      Net increase (decrease) resulting from operations...................               17,654           17,184
                                                                                 ---------------   --------------
FROM ACCUMULATION UNIT TRANSACTIONS
      Participant deposits................................................                 -                -
      Participant transfers...............................................               58,912           61,018
      Participant withdrawals.............................................                 (629)            (495)
                                                                                 ---------------   --------------
      Net increase (decrease) in net assets resulting
          from participant transactions....................................              58,283           60,523
                                                                                 ---------------   --------------
      Net increase (decrease) in net assets...............................               75,937           77,707
NET ASSETS
      Beginning of period.................................................               10,157             -
                                                                                 ---------------   --------------
      End of period.......................................................          $    86,094      $    77,707
                                                                                 ===============   ==============

(1) From inception February 23, 1999 to December 31, 1999


                       See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 1998



                                                                                                                    MULTI-SECTOR
                                                                            MARKET                GROWTH            FIXED INCOME
                                                                          SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                                                        ---------------     ------------------     --------------
FROM OPERATIONS
   Net investment income (loss).....................................       $   30,653           $  (131,326)           $ 257,723
   Net realized gain (loss).........................................               --             1,574,028               16,937
   Net unrealized appreciation (depreciation).......................               --             7,944,733             (454,168)
                                                                          -------------        --------------         ------------
   Net increase (decrease) in net assets resulting from operations..           30,653             9,387,435             (179,508)
                                                                          -------------        --------------         ------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................          486,770                88,441              126,281
   Participant transfers............................................          965,687              (693,362)             (59,435)
   Participant withdrawals..........................................       (1,189,945)           (1,369,401)             (52,100)
                                                                          -------------        --------------         ------------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................          262,512            (1,974,322)              14,746
                                                                          -------------        --------------         ------------
   Net increase (decrease) in net assets............................          293,165             7,413,113             (164,762)
NET ASSETS
   Beginning of period..............................................          507,957            33,195,151            3,721,046
                                                                          -------------        --------------         ------------
   End of period....................................................       $  801,122           $40,608,264           $3,556,284
                                                                          =============        ==============         ============


                                                                           STRATEGIC
                                                                          ALLOCATION          INTERNATIONAL           BALANCED
                                                                          SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                                                        ---------------     ------------------     --------------
FROM OPERATIONS
   Net investment income (loss).....................................       $  243,290           $    (7,050)           $   2,749
   Net realized gain (loss).........................................        1,291,740               270,554               21,219
   Net unrealized appreciation (depreciation).......................        1,781,538                63,522                 (363)
                                                                         -------------        --------------         ------------
   Net increase (decrease) in net assets resulting from operations..        3,316,568               327,026               23,605
                                                                         -------------        --------------         ------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................          172,594                10,726                  898
   Participant transfers............................................         (707,451)              121,752              (81,691)
   Participant withdrawals..........................................       (1,109,396)             (128,944)             (21,600)
                                                                         -------------        --------------         ------------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................       (1,644,253)                3,534             (102,393)
                                                                         -------------        --------------         ------------
   Net increase (decrease) in net assets............................        1,672,315               330,560              (78,788)
NET ASSETS
   Beginning of period..............................................       17,502,084             1,205,961              192,459
                                                                         -------------        --------------         ------------
   End of period....................................................     $ 19,174,399          $  1,536,521          $   113,671
                                                                         =============        ==============         ============


                                                                          REAL ESTATE           STRATEGIC             ABERDEEN
                                                                          SECURITIES              THEME               NEW ASIA
                                                                          SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                                                        ---------------     ------------------     --------------
FROM OPERATIONS

   Net investment income (loss).....................................       $    3,271            $   (1,470)           $     (15)
   Net realized gain (loss).........................................               82                29,584                  (53)
   Net unrealized appreciation (depreciation).......................          (23,427)              115,793               (1,944)
                                                                         -------------        --------------         ------------
   Net increase (decrease) in net assets resulting from operations..          (20,074)              143,907               (2,012)
                                                                         -------------        --------------         ------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................              232                12,934                   --
   Participant transfers............................................          (21,663)             (129,618)              10,000
   Participant withdrawals..........................................           (2,485)              (43,120)                (266)
                                                                         -------------        --------------         ------------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................          (23,916)             (159,804)               9,734
                                                                         -------------        --------------         ------------
   Net increase (decrease) in net assets............................          (43,990)              (15,897)               7,722
NET ASSETS
   Beginning of period..............................................          113,057               427,004               20,007
                                                                         -------------        --------------         ------------
   End of period....................................................       $   69,067             $ 411,107           $   27,729
                                                                         =============        ==============         ============


                       See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 1998
                                   (CONTINUED)

                                                                                                                       SENECA
                                                                           ENHANCED            ENGEMANN               MID-CAP
                                                                             INDEX             NIFTY FIFTY             GROWTH
                                                                          SUBACCOUNT          SUBACCOUNT(1)        SUBACCOUNT(2)
                                                                        ---------------     ------------------     --------------
FROM OPERATIONS
   Net investment income (loss).....................................       $    1,511              $   (203)            $    (26)
   Net realized gain (loss).........................................           15,910                 1,379                   (4)
   Net unrealized appreciation (depreciation).......................           40,885                13,894                1,884
                                                                         -------------        --------------         ------------
   Net increase (decrease) in net assets resulting from operations..           58,306                15,070                1,854
                                                                         -------------        --------------         ------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................            3,734                 3,828                2,490
   Participant transfers............................................          254,523                68,638               12,002
   Participant withdrawals..........................................           (3,798)               (2,934)                 (60)
                                                                         -------------        --------------         ------------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................          254,459                69,532               14,432
                                                                         -------------        --------------         ------------
   Net increase (decrease) in net assets............................          312,765                84,602               16,286
NET ASSETS
   Beginning of period..............................................           58,649                     0                    0
                                                                         -------------        --------------         ------------
   End of period....................................................       $  371,414             $  84,602            $  16,286
                                                                         =============        ==============         ============

                                                                            GROWTH               VALUE                 SCHAFER
                                                                          AND INCOME             EQUITY                MID-CAP
                                                                         SUBACCOUNT(2)        SUBACCOUNT(2)        SUBACCOUNT(3)
                                                                        ---------------     ------------------     --------------
FROM OPERATIONS
   Net investment income (loss).....................................         $    102               $    13             $     (2)
   Net realized gain (loss).........................................               (7)                   (4)                  (9)
   Net unrealized appreciation (depreciation).......................            4,180                   357               (1,156)
                                                                         -------------        --------------         ------------
   Net increase (decrease) in net assets resulting from operations..            4,275                   366               (1,167)
                                                                         -------------        --------------         ------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................            7,469                    --                   --
   Participant transfers............................................           41,999                 9,714                8,460
   Participant withdrawals..........................................             (204)                  (42)                 (28)
                                                                         -------------        --------------         ------------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................           49,264                 9,672                8,432
                                                                         -------------        --------------         ------------
   Net increase (decrease) in net assets............................           53,539                10,038                7,265
NET ASSETS

   Beginning of period..............................................                0                     0                    0
   End of period....................................................       $   53,539             $  10,038            $   7,265
                                                                         =============        ==============         ============

                                                                            WANGER                WANGER
                                                                             U.S.             INTERNATIONAL
                                                                           SMALL CAP            SMALL CAP
                                                                          SUBACCOUNT            SUBACCOUNT
                                                                        ---------------     ------------------
FROM OPERATIONS
   Net investment income (loss).....................................       $   (2,527)            $   1,036
   Net realized gain (loss).........................................           23,547                (2,560)
   Net unrealized appreciation (depreciation).......................           18,143                20,730
                                                                         -------------        --------------
   Net increase (decrease) in net assets resulting from operations..           39,163                19,206
                                                                         -------------        --------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................            6,509                   142
   Participant transfers............................................          139,320               (31,046)
   Participant withdrawals..........................................         (119,121)               (2,397)
                                                                         -------------        --------------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................           26,708               (33,301)
                                                                         -------------        --------------
   Net increase (decrease) in net assets............................           65,871               (14,095)
NET ASSETS
   Beginning of period..............................................          506,196               146,377
                                                                         -------------        --------------
   End of period....................................................       $  572,067             $ 132,282
                                                                         =============        ==============

(1) From inception April 28, 1998 to December 31, 1998
(2) From inception April 21, 1998 to December 31, 1998
(3) From inception March 13, 1998 to December 31, 1998


                       See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 1998
                                   (CONTINUED)

                                                                                                TEMPLETON
                                                                           TEMPLETON            DEVELOPING
                                                                         INTERNATIONAL           MARKETS
                                                                         SUBACCOUNT(4)        SUBACCOUNT(5)
                                                                        ---------------     ------------------
FROM OPERATIONS
   Net investment income (loss).....................................        $     (30)             $     (7)
   Net realized gain (loss).........................................                1                    (1)
   Net unrealized appreciation (depreciation).......................              598                   199
                                                                         -------------        --------------
   Net increase (decrease) in net assets resulting from operations..              569                   191
                                                                         -------------        --------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................               --                    --
   Participant transfers............................................           58,235                10,000
   Participant withdrawals..........................................             (173)                  (34)
                                                                         -------------        --------------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................           58,062                 9,966
                                                                         -------------        --------------
   Net increase (decrease) in net assets............................           58,631                10,157
NET ASSETS
   Beginning of period..............................................                0                     0
                                                                         -------------        --------------
   End of period....................................................        $  58,631             $  10,157
                                                                         =============        ==============

(4) From inception November 23, 1998 to December 31, 1998
(5) From inception November 9, 1998 to December 31, 1998


                       See Notes to Financial Statements

                PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

Note 1--Organization

      Phoenix-Home Life Variable Universal Life Account (the "Account") is a separate investment account of Phoenix Home Life Mutual Insurance Company ("Phoenix"). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Policies offered by the Account have a death benefit, cash surrender value and loan privileges. The Account was established January 1, 1987 and currently consists of 42 Subaccounts that invest in a corresponding series (the "Series") of The Phoenix Edge Series Fund, Wanger Advisors Trust, Franklin Templeton Variable Insurance Products Trust, Deutsche Asset Management VIT Funds , Federated Insurance Series, The Universal Institutional Funds, Inc., The Alger American Fund and Fidelity(R) Variable Insurance Products (the "Funds"). As of December 31, 2000, 25 of the available 42 Subaccounts were invested in a corresponding series.

      Each Series has distinct investment objectives. The Phoenix-Goodwin Money Market Series seeks to provide maximum current income consistent with capital preservation and liquidity. The Phoenix-Engemann Capital Growth Series seeks to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Phoenix-Goodwin Multi-Sector Fixed Income Series seeks to provide long-term total return by investing in a diversified portfolio of high yield and high quality fixed income securities. The Phoenix-Oakhurst Strategic Allocation Series seeks to realize as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk by investing in three market segments: stocks, bonds and money market instruments. The Phoenix-Aberdeen International Series seeks as its investment objective a high total return consistent with reasonable risk by investing primarily in an internationally diversified portfolio of equity securities. The Phoenix-Oakhurst Balanced Series seeks to provide reasonable income, long-term growth and conservation of capital. The Phoenix-Duff & Phelps Real Estate Securities Series seeks to achieve capital appreciation and income with approximately equal emphasis through investments in real estate investment trusts and companies that operate, manage, develop or invest in real estate. The Phoenix-Seneca Strategic Theme Series seeks long-term appreciation of capital by investing in securities that the adviser believes are well positioned to benefit from cultural, demographic, regulatory, social or technological changes worldwide. The Phoenix-Aberdeen New Asia Series seeks to provide long-term capital appreciation by investing primarily in diversified equity securities of issuers organized and principally operating in Asia, excluding Japan. The Phoenix-J.P. Morgan Research Enhanced Index Series seeks high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization companies within market sectors reflected in the Standard & Poor's 500 Composite Stock Price Index. The Phoenix-Engemann Nifty Fifty Series seeks to achieve long-term capital appreciation investing in approximately 50 different securities which offer the potential for long-term growth of capital. The Phoenix-Seneca Mid-Cap Growth Series seeks capital appreciation primarily through investments in equity securities of companies that have the potential for above average market appreciation. The Phoenix-Oakhurst Growth and Income Series seeks, dividend growth, current income and capital appreciation by investing in common stocks. The Phoenix-Hollister Value Equity Series seeks to achieve long-term capital appreciation and income by investing in a diversified portfolio of common stocks which meet certain quantitative standards that indicate above average financial soundness and intrinsic value relative to price. The Phoenix-Sanford Bernstein Mid-Cap Value Series seeks to achieve long-term capital appreciation with current income as the secondary investment objective by investing in common stocks of established companies having a strong financial position and a low stock market valuation at the time of purchase which are believed to offer the possibility of increase in value. The Wanger U.S. Small Cap Series seeks to achieve long-term capital growth by investing in securities of U.S. companies with stock market capitalization of less than $1 billion. The Wanger International Small Cap Series seeks to achieve long-term capital growth by investing in securities of non-U.S. companies with a stock market capitalization of less than $1 billion. The Templeton Asset Strategy Fund seeks to achieve a high level of total return by investing in stocks, debt obligations of companies & governments and money market instruments seeking high total return. The Templeton Growth Securities Fund seeks to achieve long-term capital growth by investing primarily in common stocks issued by various nations throughout the world, including the U.S. and emerging markets. The Templeton International Securities Fund seeks to achieve long-term capital growth by investing in stocks of companies outside the United States, Securities Fund seeks to achieve long-term capital growth by investing in stocks. The Templeton Developing Markets Securities Fund seeks long-term capital appreciation by investing in equity securities of issuers in countries having developing markets. The Mutual Shares Securities Fund seeks capital appreciation with income as a secondary objective by investing primarily in domestic equity securities believed to be undervalued. The Wanger Twenty Series seeks long-term capital growth by investing in growth common stocks of U.S. companies with market capitalization of $1 billion to $10 billion, focusing its investments in 20 to 25 U.S. companies. The Wanger Foreign Forty Series seeks long- term capital growth by investing in equity securities of foreign companies with market capitalization of $1 billion to $10 billion, focusing its investments in 40 to 60 companies in the developed markets. The EAFE(R) Equity Index Fund seeks to match the performance of the Morgan Stanley Capital International EAFE(R) Index by investing in a statistically selected sample of the securities found in the matching fund. The Phoenix-Bankers Trust Dow 30 Series seeks to track the total return of the Dow Jones Industrial Average before fund expenses. The Federated Fund for U.S. Government Securities II seeks high current income by investing in U.S. government securities, including mortgage-backed securities issued by U.S. government agencies. The Federated High Income Bond Fund II seeks high current income by investing in a diversified portfolio of high-yield, lower-rated corporate bonds. The Phoenix-Federated U.S. Government Bond Series seeks to maximize total return by investing in debt obligations of the U.S. Government, its agencies and instrumentalities. The Phoenix-Janus Equity Income Series seeks current income and long-term capital growth. The Phoenix-Janus Growth Series seeks long-term capital growth, consistent with the preservation of capital. The Phoenix-Janus Flexible Income Series seeks to obtain maximum total return, consistent with the preservation of capital. The Phoenix-Morgan Stanley Focus Equity Series seeks capital appreciation by investing in equity securities. The Technology Portfolio seeks long-term capital appreciation by investing in equity securities involved with technology and technology-related industries. The VIP

                PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

Note 1--Organization (continued)

Contrafund(R) Portfolio seeks capital appreciation by investing in equity securities. The VIP Growth Portfolio seeks capital appreciation by investing in equity securities. The VIP Growth Opportunities Portfolio seeks capital appreciation by investing in equity securities. The Alger American Leveraged All-Cap Portfolio seeks long-term capital appreciation and invests primarily in growth stocks. The Phoenix-Engemann Small & Mid-Cap Growth Series seeks long-term growth of capital by normally investing at least 65% of assets in equities of companies with market capitalizationof less than $1.5 billion. The Phoenix-Bankers Trust NASDAQ -100 Index(R) Series seeks to track the total return of the NASDAQ 100 Index(R) before fund expenses. The Phoenix-Sanford Bernstein Small-Cap Value Series seeks long-term capital appreciation by investing primarily in small-capitalization stocks that the adviser believes to be undervalued. The Phoenix-Sanford Bernstein Global Value Series seeks long-term capital appreciation through investment in equity securities of foreign and U.S. companies. Additionally, policyowners also may direct the allocation of their investments between the Account and the Guaranteed Interest Account of the general account of Phoenix.

Note 2--Significant Accounting Policies

      A. Valuation of investments: Investments are made exclusively in the Funds and are valued at the net asset values per share of the respective Series.

      B. Investment transactions and related income: Investment transactions are recorded on the trade date. Realized gains and losses include capital gain distributions from the Funds as well as gains and losses on sales of shares in the Funds determined on the LIFO (last in, first out) basis.

      C. Income taxes: The Account is not a separate entity from Phoenix and, under current federal income tax law, income arising from the Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal taxes is required.

      D. Distributions: Distributions from the Funds are recorded on the ex-dividend date.

      E. Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      F. Reclassification: Certain prior year amounts have been reclassified to conform with the current year presentation.

                PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

Note 3--Purchases and Sales of Shares of the Funds

      Purchases and sales of shares of the Funds for the period ended December 31, 2000 aggregated the following:

Subaccount                                                                         Purchases                      Sales
----------                                                                         ---------                      -----
The Phoenix Edge Series Fund:
       Phoenix-Aberdeen International Series                                        $ 98,372                  $ 703,546
       Phoenix-Aberdeen New Asia Series                                               41,022                    221,577
       Phoenix-Duff & Phelps Real Estate Securities Series                            54,450                     16,205
       Phoenix-Engemann Capital Growth Series                                      2,433,256                  2,456,748
       Phoenix-Engemann Nifty Fifty Series                                           178,513                    273,997
       Phoenix-Goodwin Money Market Series                                           512,931                  1,163,933
       Phoenix-Goodwin Multi-Sector Fixed Income Series                              469,664                    245,126
       Phoenix-Hollister Value Equity Series                                          92,686                      1,914
       Phoenix-J.P.Morgan Research Enhanced Index Series                              68,422                    240,168
       Phoenix-Janus Growth Series                                                   277,916                    145,554
       Phoenix-Oakhurst Balanced Series                                               15,563                      6,764
       Phoenix-Oakhurst Growth and Income Series                                      56,591                    176,455
       Phoenix-Oakhurst Strategic Allocation Series                                2,580,430                    791,886
       Phoenix-Seneca Mid-Cap Growth Series                                          174,669                      3,274
       Phoenix-Seneca Strategic Theme Series                                         177,689                     60,750

The Alger American Fund:
       Alger American Leveraged All-Cap Portfolio                                     68,484                        554

Federated Insurance Series:
       Federated High Income Bond Fund II                                              8,828                        123

Franklin Templeton Variable Insurance Products Trust:
       Mutual Shares Securities Fund -- Class 2                                       40,383                        661
       Templeton Developing Markets Securities Fund -- Class 2                        46,528                     67,306
       Templeton International Securities Fund -- Class 2                             45,687                     21,610

The Universal Institutional Funds, Inc.:
       Technology Portfolio                                                          519,314                      8,614

Wanger Advisors Trust:
       Wanger Foreign Forty                                                           20,146                        190
       Wanger International Small Cap                                                575,442                    317,641
       Wanger Twenty                                                                   3,066                     67,617
       Wanger U.S. Small Cap                                                         273,637                    113,358

                PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

Note 4--Participant Accumulation Unit Transactions for the period ended December 31, 2000 (in units)

                                                                                  Subaccount
                                         ------------------------------------------------------------------------------------------
                                                                           Phoenix-
                                                           Phoenix-        Goodwin         Phoenix-
                                           Phoenix-        Engemann      Multi-Sector      Oakhurst        Phoenix-     Phoenix-
                                           Goodwin         Capital          Fixed         Strategic        Aberdeen     Oakhurst
                                         Money Market       Growth          Income        Allocation    International   Balanced
                                            Series          Series          Series          Series          Series       Series
                                         ------------    ------------    ------------    ------------   ------------   ------------
Units outstanding, beginning of period        640,249       6,983,917       1,341,537       5,351,635        617,993         49,538
Participant deposits                              428           1,703           9,187           3,130             --             --
Participant transfers                        (247,635)         (9,101)         46,718         (12,902)      (198,599)            --
Participant withdrawals                      (110,636)       (251,600)        (73,594)       (166,678)       (38,727)        (2,452)
                                         ------------    ------------    ------------    ------------   ------------   ------------
Units outstanding, end of period              282,406       6,724,919       1,323,848       5,175,185        380,667         47,086
                                         ============    ============    ============    ============   ============   ============

                                         Phoenix-Duff &                                   Phoenix-
                                          Phelps Real      Phoenix-        Phoenix-      J.P. Morgan     Phoenix-        Phoenix-
                                             Estate         Seneca         Aberdeen       Research       Engemann         Seneca
                                           Securities     Strategic        New Asia       Enhanced      Nifty Fifty       Mid-Cap
                                             Series      Theme Series       Series       Index Series     Series       Growth Series
                                         ------------    ------------    ------------    ------------   ------------   ------------
Units outstanding, beginning of period         48,481         255,342         153,259         291,793        183,456          4,602
Participant deposits                               --           2,481              --              --             --             --
Participant transfers                          24,855          23,973        (152,782)        (67,867)        11,295         85,249
Participant withdrawals                        (1,184)        (15,522)           (477)        (51,795)       (64,515)        (1,229)
                                         ------------    ------------    ------------    ------------   ------------   ------------
Units outstanding, end of period               72,152         266,274              --         172,131        130,236         88,622
                                         ============    ============    ============    ============   ============   ============

                                            Phoenix-       Phoenix-
                                            Oakhurst      Hollister                         Wanger                       Templeton
                                           Growth and   Value Equity      Wanger U.S.   International    Templeton       Developing
                                         Income Series      Series         Small Cap      Small Cap     International     Markets
                                         -------------   ------------    ------------    ------------   ------------   ------------
Units outstanding, beginning of period        188,752          15,036         315,445         129,520         57,039         55,383
Participant deposits                               --              --           3,480              --             --          3,224
Participant transfers                         (84,308)         58,734          87,489          64,621         11,643        (21,497)
Participant withdrawals                       (13,444)           (983)        (57,721)         (9,802)        (1,210)          (617)
                                         ------------    ------------    ------------    ------------   ------------   ------------
Units outstanding, end of period               91,000          72,787         348,693         184,339         67,472         36,493
                                         ============    ============    ============    ============   ============   ============

                                            Mutual        Federated                                                       Morgan
                                            Shares          Wanger          Wanger       High Income    Phoenix-Janus     Stanley
                                         Investments        Twenty      Foreign Forty    Bond Fund II   Growth Series   Technology
                                         ------------    ------------   -------------    ------------   -------------  ------------
Units outstanding, beginning of period             --          58,277              --              --             --             --
Participant deposits                               --              --           2,069           5,156          5,156             --
Participant transfers                          39,827           7,228          20,726          54,670        368,591        458,892
Participant withdrawals                            --         (56,337)         (1,904)        (51,828)      (243,566)            --
                                         ------------    ------------    ------------    ------------   ------------   ------------
Units outstanding, end of period               39,827           9,168          20,891           7,998        130,181        458,892
                                         ============    ============    ============    ============   ============   ============

                                            Alger
                                           American
                                           Leverged
                                           All-Cap
                                         ------------
Units outstanding, beginning of period             --
Participant deposits                               --
Participant transfers                          68,484
Participant withdrawals                          (417)
                                         ------------
Units outstanding, end of period               68,067
                                         ============

                PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

Note 5--Policy Loans

      Transfers are made to Phoenix's general account as a result of policy loans. Policy provisions allow policyowners to borrow up to 75% of a policy's cash value during the first three policy years and up to 90% of cash value thereafter, with interest of 8% due and payable on each policy anniversary. At the time a loan is granted, an amount equivalent to the amount of the loan is transferred from the Account to Phoenix's general account as collateral for the outstanding loan. These transfers are included in participant withdrawals in the accompanying financial statements. Amounts in the general account are credited with interest at 7.25%. Loan repayments result in a transfer of collateral back to the Account.

Note 6--Investment Advisory Fees and Related Party Transactions

      Phoenix and its indirect, majority owned subsidiary, Phoenix Equity Planning Corporation ("PEPCO"), a registered broker/dealer in securities, provide all services to the Account.

      The cost of insurance is charged to each policy on a monthly basis by a withdrawal of participant units prorated among the elected Subaccounts. The amount charged to each policy depends on a number of variables including sex, age and risk class as well as the death benefit and cash value of the policy. Such costs aggregated $971,148, $821,704 and $640,106 during the periods ended December 31, 2000, 1999 and 1998, respectively.

      Upon partial surrender of a policy, a surrender fee of the lesser of $25 or 2.0% of the partial surrender amount paid and a fraction of the balance of any unpaid acquisition expense allowance is deducted from the policy value and paid to Phoenix.

      PEPCO is the principal underwriter and distributor for the Account. PEPCO is reimbursed for its distribution and underwriting expenses by Phoenix.

      An acquisition expense allowance is paid to Phoenix over a ten-year period from contract inception by a withdrawal of units. The acquisition expense allowance consists of a sales load of 5.5% of the issue premium to compensate Phoenix for distribution expenses incurred, an issue administration charge of 1.0% of the issue premium to compensate Phoenix for underwriting and start-up expenses and premium taxes which currently range from 0.75% to 4.0% of premiums paid based on the state where the policyowner resides. In the event of a surrender before ten years, the unpaid balance of the acquisition expense allowance is deducted and paid to Phoenix.

      Phoenix assumes the mortality risk that insureds may live for a shorter time than projected because of inaccuracies in the projecting process and, accordingly, that an aggregate amount of death benefits greater than projected will be payable. The expense risk assumed is that expenses incurred in issuing the policies may exceed the limits on administrative charges set in the policies. In return for the assumption of these mortality and expense risks, Phoenix charges the Account an annual rate of 0.50% of the average daily net assets of the Account for mortality and expense risks assumed.

Note 7--Distribution of Net Income

      The Account does not expect to declare dividends to participants from accumulated net income. The accumulated net income is distributed to participants as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.

Note 8--Diversification Requirements

      Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the "Code"), as amended, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each Subaccount is required to satisfy the requirements of Section 817 (h). The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

      The Secretary of the Treasury has issued regulations under Section 817(h) of the Code. Phoenix intends that each of the Subaccounts shall comply with the diversification requirements and, in the event of any failure to comply, will take immediate corrective action to assure compliance.

                        REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO] PricewaterhouseCoopers

To the Board of Directors of Phoenix Home Life Mutual Insurance Company and
   Participants of Phoenix Home Life Variable Universal Life Account:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts:
Goodwin Money Market, Engemann Capital Growth, Goodwin Multi-Sector Fixed Income, Oakhurst Strategic Allocation, Aberdeen International, Oakhurst Balanced, Duff & Phelps Real Estate Securities, Seneca Strategic Theme, Aberdeen New Asia, J.P. Morgan Research Enhanced Index, Engemann Nifty-Fifty, Seneca Mid-Cap Growth, Oakhurst Growth and Income, Hollister Value Equity, Wanger U.S. Small-Cap, Wanger International Small-Cap, Templeton International, Templeton Developing Markets, Mutual Shares Investments, Wanger Twenty, Wanger Foreign Forty, Federated High Income Bond Fund II, Janus Growth, Technology Portfolio, and Alger American Leveraged All-Cap(constituting the Phoenix Home Life Variable Universal Life Account, hereafter referred to as the "Account") at December 31, 2000, and the results of each of their operations and the changes in each of their net assets for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2000 by correspondence with fund custodians or transfer agents, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut
March 14, 2001

PHOENIX HOME LIFE
VARIABLE UNIVERSAL LIFE ACCOUNT

Phoenix Home Life Mutual Insurance Company
One American Row
Hartford, Connecticut 06115

Underwriter

Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

Custodians

The Chase Manhattan Bank, N.A.
1 Chase Manhattan Plaza
Floor 3B
New York, New York 10081

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust
P.O. Box 351
Boston, Massachusetts 02101

Independent Accountants

PricewaterhouseCoopers LLP
100 Pearl Street
Hartford, Connecticut 06103

         PHOENIX LIFE
         INSURANCE COMPANY
         (A WHOLLY-OWNED SUBSIDIARY OF
         THE PHOENIX COMPANIES, INC.)
         UNAUDITED INTERIM STATUTORY FINANCIAL STATEMENTS
         JUNE 30, 2001

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
UNAUDITED INTERIM STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND
STOCKHOLDER'S EQUITY
--------------------------------------------------------------------------------

                                                                            (UNAUDITED)
                                                                               AS OF                   AS OF
                                                                             JUNE 30,               DECEMBER 31,
                                                                               2001                     2000
                                                                        -------------------      -------------------
ASSETS:                                                                               (IN THOUSANDS)
Investments
    Bonds, at amortized cost                                            $       8,107,971        $       7,813,051
    Mortgage loans                                                                561,311                  602,501
    Policy loans                                                                2,148,712                2,104,500
    Real estate, at depreciated cost                                              101,653                  166,837
    Investments in affiliates                                                     538,184                  967,318
    Common stocks, at market value                                                315,373                  325,740
    Preferred stocks, at cost                                                     140,867                  141,135
    Cash and short-term investments, at amortized cost                            752,450                  559,360
    Venture capital partnerships                                                  536,253                  467,264
    Other invested assets                                                                                  161,289
                                                                        -------------------      -------------------
     Total cash and invested assets                                            13,202,774               13,308,995
Deferred and uncollected premiums                                                 171,137                  203,961
Due and accrued investment income                                                 196,392                  191,684
Other assets                                                                       99,817                  114,639
Separate account assets                                                         3,348,748                3,800,721
                                                                        -------------------      -------------------

     Total assets                                                       $      17,018,868        $      17,620,000
                                                                        ===================      ===================

Liabilities and stockholder's equity:
    Reserves for future policy benefits                                 $      10,925,682        $      10,733,486
    Policyholders' funds at interest                                              488,845                  483,023
    Dividends to policyholders                                                    399,592                  390,572
    Policy benefits in course of settlement                                       117,731                  173,451
    Accrued expenses and general liabilities                                      298,497                  189,248
    Reinsurance funds withheld liability                                            7,085                    7,108
    Interest maintenance reserve (IMR)                                                478
    Asset valuation reserve (AVR)                                                 210,564                  559,710
    Separate account liabilities                                                3,310,032                3,760,630
                                                                        -------------------      -------------------
     Total liabilities                                                         15,758,506               16,297,228
                                                                        -------------------      -------------------

Common stock ($100 par value, 100,000 shares
    issued and outstanding)                                                        10,000
Paid-in capital                                                                 1,014,595
Surplus notes                                                                     175,000                  175,000
Unassigned surplus and special surplus funds                                       60,767                1,147,772
                                                                        -------------------      -------------------
     Total stockholder's equity                                                 1,260,362                1,322,772
                                                                        -------------------      -------------------

Total liabilities and stockholder's equity                              $      17,018,868        $      17,620,000
                                                                        ===================      ===================



        The accompanying notes are an integral part of these statements.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
UNAUDITED INTERIM STATEMENTS OF INCOME AND STOCKHOLDER'S EQUITY
--------------------------------------------------------------------------------


                                                                                         (UNAUDITED)
                                                                                         FOR THE SIX
                                                                                    MONTHS ENDED JUNE 30,
                                                                          ------------------------------------------
                                                                                2001                    2000
                                                                          ------------------      ------------------
                                                                                       (IN THOUSANDS)
 Income:
    Premium income and annuity considerations                             $        763,296        $        796,593
    Net investment income                                                          572,212                 775,579
                                                                          ------------------      ------------------
      Total income                                                               1,335,508               1,572,172
                                                                          ------------------      ------------------

 Current and future benefits:
    Death benefits                                                                  92,954                  92,136
    Disability and health benefits                                                   3,248                  53,904
    Annuity benefits and matured endowments                                         17,474                  21,213
    Surrender benefits                                                             481,049                 622,747
    Interest on policy or contract funds                                            14,805                   6,057
    Settlement option payments                                                       2,845                   2,829
    Change in reserves for future policy benefits
     and policyholders' funds                                                      127,715                (37,132)
                                                                          ------------------      ------------------
      Total current and future benefits                                            740,090                 761,754
                                                                          ------------------      ------------------

 Operating expenses:

    Commissions and expense allowances                                              41,098                  52,630
    Premium, payroll and miscellaneous taxes                                        18,952                  18,726
    Other operating expenses                                                       218,034                 164,273
    Federal income tax (benefit) expense                                              (721)                 44,853
                                                                          ------------------      ------------------
      Total operating expenses                                                     277,363                 280,482
                                                                          ------------------      ------------------

 Operating gain before dividends and
  realized capital losses                                                          318,055                 529,936
    Dividends to policyholders                                                     184,917                 177,815
                                                                          ------------------      ------------------

 Operating gain after dividends and
    before realized capital (losses) gains                                         133,138                 352,121
 Realized capital (losses) gains, net of income taxes
    and interest maintenance reserve                                               (64,309)                  3,597
                                                                          ------------------      ------------------
 Net income                                                                         68,829                 355,718
    Unrealized capital (losses) gains, net                                        (330,896)                123,453
    Non-admitted goodwill, net                                                         804                  (3,189)
    Asset valuation reserve                                                        349,146                 (86,212)
    Other changes, net                                                            (150,293)                    126
                                                                          ------------------      ------------------

 Net (decrease) increase in stockholder's equity                                   (62,410)                389,896
 Stockholder's equity, beginning of year                                         1,322,772               1,054,096
                                                                          ------------------      ------------------

 Stockholder's equity, end of period                                      $      1,260,362        $      1,443,992
                                                                          ==================      ==================

        The accompanying notes are an integral part of these statements.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
UNAUDITED INTERIM STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                            (UNAUDITED)             FOR THE YEAR
                                                                            FOR THE SIX                 ENDED
                                                                            MONTHS ENDED            DECEMBER 31,
                                                                           JUNE 30, 2001                2000
                                                                         -------------------      ------------------
Cash and short-term investment sources:                                                (IN THOUSANDS)
Operations
    Premiums collected                                                   $         685,023        $      1,534,449
    Investment and other income received                                           661,356                 985,042
                                                                         -------------------      ------------------
    Total received                                                               1,346,379               2,519,491
                                                                         -------------------      ------------------

    Claims and benefits paid                                                       672,663               1,612,681
    Commissions and other expenses paid                                            212,014                 230,755
    Dividends to policyholders paid                                                175,260                 357,026
    Federal income taxes (received) paid                                           (15,611)                 82,867
                                                                         -------------------      ------------------
      Total paid                                                                 1,044,326               2,283,329
                                                                         -------------------      ------------------

    Cash proceeds from operations                                                  302,053                 236,162
Proceeds from sales, maturities and scheduled repayments
    of investments in:
    Bonds                                                                        1,015,751               1,373,451
    Stocks                                                                         218,132                 706,216
    Mortgage loans                                                                  33,480                 126,857

    Real estate and other invested assets                                           66,712                 298,060
    Other sources                                                                   93,215                  63,136
Financing
    Surplus notes, capital and surplus paid-in                                     106,577
                                                                         -------------------      ------------------
    Total sources                                                                1,835,920               2,803,882
                                                                         -------------------      ------------------

Cash and short-term investment uses:
Acquisitions of investments
    Bonds                                                                        1,353,618               1,616,325
    Stocks                                                                         154,974                 459,343
    Mortgage loans                                                                     473                   1,003
    Real estate and other invested assets                                          (86,351)                157,767
    Increase in policy loans                                                        44,211                  62,465
Other uses                                                                         175,905                 164,496
                                                                         -------------------      ------------------
    Total uses                                                                   1,642,830               2,461,399
                                                                         -------------------      ------------------

Net increase in cash and short-term investments                                    193,090                 342,483
Cash and short-term investments, beginning of year                                 559,360                 216,877
                                                                         -------------------      ------------------

Cash and short-term investments, end of period                           $         752,450        $        559,360
                                                                         ===================      ==================


        The accompanying notes are an integral part of these statements.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO UNAUDITED INTERIM STATUTORY FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.  DESCRIPTION OF BUSINESS

    Phoenix Life Insurance Company and its subsidiaries ("Phoenix Life") provide wealth management product and services including individual participating life insurance, term, universal and variable life insurance, and annuities primarily in the United States of America. Phoenix Life Insurance Company is a wholly-owned subsidiary of The Phoenix Companies, Inc. ("Phoenix").

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    BASIS OF PRESENTATION

    These financial statements were prepared on the basis of accounting practices prescribed or permitted by the State of New York Insurance Department ("Insurance Department") for interim financial information. Accordingly, they do not include all the information and footnotes required for complete financial statements. These practices are predominately promulgated by the National Association of Insurance Commissioners ("NAIC"). There were no material practices not prescribed by the Insurance Department.

    In the opinion of management, adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the six months ended June 30, 2001 are not necessarily indicative of the results that may be expected for the year ending December 31, 2001. These financial statements should be read in conjunction with the financial statements of Phoenix Life for the year ended December 31, 2000.

    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates used in determining insurance and contractholder liabilities, income taxes, contingencies and valuation allowances for investment assets are discussed throughout the Notes to Statutory Financial Statements for the year ended December 31, 2000.

3.  ACCOUNTING CHANGES

    In 1998, the NAIC adopted the Codification of Statutory Accounting Principles guidance, which replaces the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. The Codification provides guidance where statutory accounting has been silent and changes current statutory accounting in some areas; e.g., deferred income taxes are recorded.

    The Insurance Department has adopted the Codification guidance, effective January 1, 2001, except for certain prescribed accounting practices such as the provisions related to deferred tax assets and liabilities. The effect of adoption on Phoenix Life's statutory surplus is a decrease to surplus of approximately $68.6 million (unaudited), primarily resulting from non-admitting assets of non-insurance subsidiaries and recognizing impairments on certain investments. If the Insurance Department had adopted all the prescribed accounting practices of the Codification

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO UNAUDITED INTERIM STATUTORY FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    guidance, the cumulative effect on Phoenix Life's statutory surplus would have been an additional increase to surplus of $123.7 million (unaudited).

4.  REORGANIZATION AND INITIAL PUBLIC OFFERING

    Phoenix Home Life Mutual Insurance Company completed its plan of reorganization during June 2001. Under the terms of the plan of reorganization, which the board of directors of Phoenix Home Life Mutual Insurance Company unanimously adopted on December 18, 2000 and amended and restated on January 26, 2001, on June 25, 2001, the effective date of the demutualization, such company converted from a mutual life insurance company to a stock life insurance company, became a wholly owned subsidiary of The Phoenix Companies, Inc. and changed its name to Phoenix Life Insurance Company.

    As of June 25, 2001, several indirect subsidiaries of Phoenix Life were transferred to the holding company, The Phoenix Companies, Inc., or one of its subsidiaries. The net increase in surplus, after federal taxes, resulting from this transfer was $146.1 million.

APPENDIX A

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE. THEY DO NOT ILLUSTRATE HOW ACTUAL PERFORMANCE WILL AFFECT THE BENEFITS UNDER A POLICY BECAUSE THEY DO NOT REFLECT COST OF INSURANCE, PREMIUM TAX CHARGES, PREMIUM SALES CHARGES AND SURRENDER CHARGES, IF APPLICABLE. Performance information may be expressed as yield and effective yield of the Phoenix-Goodwin Money Market subaccount, as yield of the Phoenix-Goodwin Multi-Sector Fixed Income subaccount and as total return of any subaccount. Current yield for the Phoenix-Goodwin Money Market subaccount will be based on the income earned by the subaccount over a given 7-day period (less a hypothetical charge reflecting deductions for expenses taken during the period) and then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated in terms of an annual percentage return on the investment. Effective yield is calculated similarly but reflects the compounding effect of earnings on reinvested dividends. Yield and effective yield reflect the Mortality and Expense Risk charge on the Account level.

Yield calculations of the Phoenix-Goodwin Money Market subaccount used for illustration purposes are based on the consideration of a hypothetical participant's account having a balance of exactly 1 Unit at the beginning of a 7-day period, ending on the date of the most recent financial statements. The yield for the subaccount during this 7-day period will be the change in the value of the hypothetical participant's account's original unit. The following is an example of this yield calculation for the Phoenix-Goodwin Money Market subaccount based on a 7-day period ending December 31, 2000.

  Example:

  Value of hypothetical pre-existing account with exactly 1 unit
    at the beginning of the period:...............................   $1.000000
  Value of the same account (excluding capital changes) at the
    end of the 7-day period:......................................    1.001110
  Calculation:
    Ending account value .........................................    1.001110
    Less beginning value .........................................    1.000000
    Net change in account value ..................................    0.001110
  Base period return:
    (adjusted change/beginning account value) ....................    0.001110
  Current yield = return x (365/7) ...............................       5.79%
  Effective yield = [(1 + return)](365/7) - 1 ....................       5.95%

The current yield and effective yield information will fluctuate, and publication of yield information may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the Account level.

For the Phoenix-Goodwin Multi-Sector Fixed Income subaccount, quotations of yield will be based on all investment income per unit earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per unit on the last day of the period.

When a subaccount advertises its total return, it usually will be calculated for 1 year, 5 years, and 10 years or since inception if the subaccount has not been in existence for at least 10 years. Total return is measured by comparing the value of a hypothetical $10,000 investment in the subaccount at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value and the deduction of the Mortality and Expense Risk, Issue Expense and Monthly Administrative Charges.

For those subaccounts within the Account that have not been available for any of the quoted periods, the average annual total return quotations will show the investment performance such subaccount would have achieved (reduced by the applicable charges) had it been available to invest in shares of the fund for the period quoted.

The following performance tables display historical investment results of the subaccounts of the Account. This information may be useful in helping potential investors in deciding which subaccounts to choose and in assessing the competence of the investment advisors. The performance figures shown should be considered in light of the investment objectives and policies, characteristics and quality of the subaccounts and market conditions during the periods of time quoted. The performance figures should not be considered as estimates or predictions of future performance. Investment return of the subaccounts are not guaranteed and will fluctuate. Below are quotations of average annual total return calculated as described above for all subaccounts with at least one year of results. POLICY CHARGES (INCLUDING COST OF INSURANCE, PREMIUM TAX CHARGES, PREMIUM SALES CHARGES AND SURRENDER CHARGES) ARE NOT REFLECTED.

===============================================================================================================================
                                AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2000(1)
===============================================================================================================================
SUBACCOUNT                                                 INCEPTION DATE    1 YEAR     5 YEARS     10 YEARS  SINCE INCEPTION
===============================================================================================================================
AIM V.I. Value Fund                                           05/05/93      -20.59%      13.75%       N/A          15.71%
-------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                            05/05/93      -17.11%      13.34%       N/A          15.75%
-------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                     01/25/95      -30.07%      20.90%       N/A          28.74%
-------------------------------------------------------------------------------------------------------------------------------

Deutsche VIT EAFE(R) Equity Index Fund                        08/22/97      -22.46%       N/A         N/A           3.18%
-------------------------------------------------------------------------------------------------------------------------------
Deutsche VIT Equity 500 Index Fund                            10/01/97      -15.56%       N/A         N/A           8.87%

-------------------------------------------------------------------------------------------------------------------------------
Federated Fund For U.S. Government Securities II              03/28/94        3.26%       4.15%       N/A           4.60%
-------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                            03/01/94      -15.36%       2.55%       N/A           3.96%
-------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                                   11/03/97      -13.21%       N/A         N/A          10.74%
-------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                            11/03/97      -22.95%       N/A         N/A           0.93%
-------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                          11/03/97      -17.26%       N/A         N/A          15.41%
-------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund -- Class 2                      11/02/98        4.62%       N/A         N/A           7.36%
-------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                         05/01/90      -21.68%      11.08%      10.07%         8.50%
-------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series                              09/17/96      -21.82%       N/A         N/A          -6.45%
-------------------------------------------------------------------------------------------------------------------------------

Phoenix-Deutsche Dow 30 Series                                12/15/99      -12.14%       N/A         N/A          -9.53%
-------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Nasdaq-100 Index(R) Series                   08/15/00        N/A         N/A         N/A         -41.02%

-------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series           05/01/95       21.67%       9.88%       N/A          11.78%
-------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                        12/31/82      -23.51%      11.50%      15.45%        16.31%
-------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Nifty Fifty Series                           03/02/98      -23.82%       N/A         N/A           7.87%
-------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth Series                08/15/00        N/A         N/A         N/A         -20.85%
-------------------------------------------------------------------------------------------------------------------------------
Phoenix-Federated U.S. Government Bond Series                 12/15/99       10.50%       N/A         N/A           8.44%
-------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                           10/08/82       -1.35%       3.31%       3.58%         5.31%
-------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series              12/31/82       -0.94%       4.15%       7.85%         8.59%
-------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series                         03/02/98       22.97%       N/A         N/A          20.05%
-------------------------------------------------------------------------------------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced Index Series            07/14/97      -17.64%       N/A         N/A           8.97%
-------------------------------------------------------------------------------------------------------------------------------

Phoenix-Janus Core Equity Series                              12/15/99      -12.67%       N/A         N/A          -7.25%

-------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income Series                          12/15/99       -0.98%       N/A         N/A          -0.93%
-------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Growth Series                                   12/15/99      -17.36%       N/A         N/A         -11.90%
-------------------------------------------------------------------------------------------------------------------------------
Phoenix-Morgan Stanley Focus Equity Series                    12/15/99      -19.21%       N/A         N/A         -13.54%
-------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Balanced Series                              05/01/92       -6.49%       9.68%       N/A           9.65%
-------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth & Income Series                       03/02/98      -13.11%       N/A         N/A           7.06%
-------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation Series                  09/17/84       -6.42%      10.17%      11.35%        11.68%
-------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value Series                 11/20/00        N/A         N/A         N/A          -2.48%
-------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series                03/02/98        8.77%       N/A         N/A          -5.30%
-------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series              11/20/00        N/A         N/A         N/A          -0.53%
-------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                          03/02/98        5.82%       N/A         N/A          24.45%
-------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Edge Series                    01/29/96      -17.63%       N/A         N/A          18.87%
-------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                          11/30/99      -28.97%       N/A         N/A         -11.18%
-------------------------------------------------------------------------------------------------------------------------------
Templeton Asset Strategy Fund -- Class 2                      11/28/88       -6.92%      10.16%      12.47%        10.46%
-------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund -- Class 2       09/27/96      -36.78%       N/A         N/A         -13.52%
-------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund -- Class 2                   11/03/88       -0.29%      11.63%      14.12%        11.43%
-------------------------------------------------------------------------------------------------------------------------------
Templeton International Securities Fund -- Class 2            05/11/92       -9.17%      10.97%       N/A          11.50%
-------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                                          02/01/99       -8.43%       N/A         N/A          30.98%
-------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                                05/01/95      -32.87%      17.69%       N/A          21.58%
-------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                                 02/01/99        1.83%       N/A         N/A          17.48%
-------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Small Cap                                         05/01/95      -14.56%      16.69%       N/A          17.65%
===============================================================================================================================

(1) The average annual total return is the compounded return that results from holding an initial investment of $10,000 for the time period indicated. Returns for periods greater than 1 year are annualized. Returns are net of the investment management fees, mortality and expense risk charges, 5.5% sales charge, and 1% issue charge. Subaccounts are assumed to have started on the inception date listed, which is the date that the underlying fund was established. The investment return and principal value of the variable contract will fluctuate so that the accumulated value, when redeemed, may be worth more or less than the original cost.

Advertisements, sales literature and other communications may contain information about any series' or advisor's current investment strategies and management style. Current strategies and style may change to respond to a changing market and economic conditions. From time to time, the series may discuss specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the series may separate their cumulative and average annual returns into income results and capital gains or losses; or cite separately, as a return figure, the equity or bond portion of a series' portfolio; or compare a series' equity or bond return figure to well-known indices of market performance including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Dow Jones Industrial Average(SM), First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.

The Account may include the ranking of total return figures compared to groups of subaccounts having similar investment objectives as categorized by ranking services such as:

    Lipper Analytical Services, Inc.     Morningstar, Inc.
    CDA Investment Technologies, Inc.    Weisenberger Financial Services, Inc.

Funds may also compare a series' performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as:

    Changing Times                       Forbes
    Fortune                              Money
    Barrons                              Business Week
    Investor's Business Daily            The Wall Street Journal
    The New York Times                   Consumer Reports
    Registered Representative            Financial Planning
    Financial Services Weekly            Financial World
    U.S. News and World Report           Standard & Poor's
    The Outlook                          Personal Investor

The funds may occasionally illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return also may be used to compare the performance of a series against certain widely acknowledged outside standards or indices for stock and bond market performance such as:

   S&P 500                                      Dow Jones Industrial Average(SM)
   Europe Australia Far East Index(R) (EAFE(R)) Consumers Price Index
   Shearson Lehman Corporate Index              Shearson Lehman T-Bond Index

The S&P 500 is a market-value weighted index composed of 500 stocks chosen for market size, liquidity, and industry group representation. It is one of the most widely used indicators of U.S. Stock Market performance. The composition of the S&P 500 changes from time to time. Standard & Poor's Index Committee makes all decisions about the S&P 500.

The funds' Annual Reports, available upon request and without charge, contain a discussion of the performance of the funds and a comparison of that performance to a securities market index. You may obtain an Annual Report by contacting VULA at the address and telephone number on page 1 of this prospectus.

                              ANNUAL TOTAL RETURN(1)
====================================================================================================================================
                                              1991     1992     1993    1994     1995     1996     1997     1998    1999     2000
                 SERIES
====================================================================================================================================
AIM V.I. Value Fund                                                     3.52%   35.57%   14.45%   23.07%   31.75%  29.25%  -15.07%
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                                      1.99%   35.01%   16.99%   12.94%   18.71%  43.89%  -11.35%
------------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                                                11.47%   19.08%   57.05%  77.17%  -25.21%
------------------------------------------------------------------------------------------------------------------------------------

Deutsche VIT EAFE(R) Equity Index Fund                                                                     21.00%  27.00%  -17.07%

------------------------------------------------------------------------------------------------------------------------------------

Deutsche VIT Equity 500 Index Fund                                                                         28.07%  19.78%   -9.69%

------------------------------------------------------------------------------------------------------------------------------------
Federated Fund For U.S. Government
Securities II                                                                    8.23%    3.68%    8.04%    7.12%  -1.09%   10.43%
------------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                                              19.78%   13.74%   13.26%    2.18%   1.80%   -9.48%
------------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                                                                                29.29%  23.53%   -7.18%
------------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                                                                         23.88%   3.66%  -17.60%
------------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                                                                       38.68%  36.60%  -11.51%
------------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund -- Class 2                                                                            8.76%   11.90%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series        19.07%  -13.26%   37.72%  -0.44%    9.04%   18.06%   11.49%   27.30%  28.86%  -16.23%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series                                                                 -32.73%   -4.92%  50.22%  -16.39%
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-Deutsche Dow 30 Series                                                                                              -6.03%

------------------------------------------------------------------------------------------------------------------------------------

Phoenix-Deutsche Nasdaq-100 Index(R) Series

------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate
Securities Series                                                                        32.60%   21.45%  -21.59%   4.26%   30.13%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series       42.00%    9.75%   19.09%   0.96%   30.23%   12.02%   20.48%   29.37%  29.03%  -18.19%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Nifty Fifty Series                                                                                31.50%  -18.52%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Federated U.S. Government Bond
Series                                                                                                                      18.18%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series           5.45%    3.06%    2.35%   3.31%    5.16%    4.50%    4.66%    4.57%   4.30%    5.51%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed
Income Series                                18.97%    9.52%   15.33%  -5.93%   22.91%   11.86%   10.53%   -4.63%   4.93%    5.95%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series                                                                              23.72%   31.52%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced
Index Series                                                                                               31.03%  18.22%  -11.91%
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-Janus Core Equity Series                                                                                            -6.60%

------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income Series                                                                                         5.90%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Growth Series                                                                                                -11.62%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Morgan Stanley Focus Equity Series                                                                                 -13.59%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Balanced Series                                8.06%  -3.32%   22.72%   10.01%   17.35%   18.42%  11.02%    0.01%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth & Income Series                                                                            16.43%   -7.07%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation
Series                                       28.64%   10.10%   10.46%  -1.89%   17.61%    8.50%   20.13%   20.19%  10.71%    0.08%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value
Series                                                                                                            -10.73%   16.33%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                                                                               44.90%   13.18%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                                                             16.59%   43.97%  54.22%  -11.91%
------------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                                                                                       -24.03%
------------------------------------------------------------------------------------------------------------------------------------
Templeton Asset Strategy Fund -- Class 2     26.80%    7.30%   25.24%  -3.71%   21.65%   18.00%   14.71%    5.57%  21.94%   -0.45%
------------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities
Fund-- Class 2                                                                                   -29.74%  -21.44%  52.52%  -32.39%
------------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund -- Class 2  26.60%    6.34%   33.08%  -2.96%   24.34%   21.53%   11.08%    0.49%  28.16%    6.64%
------------------------------------------------------------------------------------------------------------------------------------
Templeton International Securities Fund --
Class 2                                                        46.28%  -2.98%   14.91%   23.14%   13.10%    8.50%  22.63%   -2.86%
------------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                                                                                                        -2.06%
------------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                                                           31.54%   -1.95%   15.75% 125.33%  -28.21%
------------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                                                                                                8.91%
------------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Small Cap                                                                    46.08%   28.78%    8.15%  24.45%   -8.62%
====================================================================================================================================

(1) Annual returns are net of investment management fees and mortality and expense risk charges.

 THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE.

APPENDIX B


GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

The following is a list of terms and their meanings when used in this prospectus.


ACCOUNT: Phoenix Life Variable Universal Life Account, a separate account of the Company.


ACQUISITION EXPENSE (ACQUISITION EXPENSE ALLOWANCE): The amount set forth on the schedule pages of the policy. It equals the aggregate of the sales load, issue administration charge and premium taxes assessed under the policy. The acquisition expense is deducted from the issue premium and recredited to policy value. A pro rata portion of the acquisition expense is deducted from policy value monthly during the first 10 policy years. Upon Policy lapse or full surrender, any unpaid acquisition expense is paid.

ADDITIONAL NET PREMIUM: Additional premium reduced by the premium tax charge and, for additional premiums received during a grace period, by the amount needed to cover any monthly deductions made during the grace period.

BENEFICIARY: The person or persons specified by the policyowner as entitled to receive the death benefits under a policy.

CASH VALUE: The policy value less the balance of any unpaid acquisition expense allowance.

DEATH BENEFIT ADJUSTMENT RATES: Rates used to calculate the variable death benefit under a policy as set forth in a table in the schedule pages of the policy.

FUNDS: The Phoenix Edge Series Fund, AIM Variable Insurance Funds, The Alger American Fund, Deutsche Asset Management VIT Funds, Federated Insurance Series, Fidelity(R)Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, The Universal Institutional Funds, Inc. and Wanger Advisors Trust.

GENERAL ACCOUNT: The general asset account of Phoenix.


GUARANTEED INTEREST ACCOUNT (GIA): An investment option under which amounts deposited are guaranteed to earn a fixed rate of interest. We may credit excess interest at our sole discretion.


IN FORCE: Conditions under which the coverage under a policy is in effect and the insured's life remains insured.

INSURED: The person upon whose life the policy is issued.

IN WRITING (WRITTEN REQUEST): In a written form satisfactory to Phoenix and delivered to VPMO.

ISSUE PREMIUM: The premium payment made in connection with issuing the policy.

LOAN ACCOUNT: An account within the General Account to which amounts are transferred for policy loans.

MATURITY DATE: The anniversary of the policy nearest the insured's 95th birthday, if the insured is living.

MONTHLY CALCULATION DAY: The first monthly calculation day is the same day as the policy date. Subsequent monthly calculation days are the same day of each month thereafter or, if such day does not fall within a given month, the last day of that month will be the monthly calculation day.

NET ASSET VALUE: The worth of one share of a series of a fund at the end of a valuation period. Net Asset Value is computed by adding the value of a series' holdings plus other assets, minus liabilities and then dividing the result by the number of shares outstanding.

NYSE: The New York Stock Exchange.

PAYMENT DATE: The valuation date on which we receive a premium payment or loan repayment, unless it is received after the close of the New York Stock Exchange, in which case it will be the next valuation date.


PHOENIX (COMPANY, OUR, US, WE): Phoenix Life Insurance Company.


POLICY ANNIVERSARY: Each anniversary of the policy date.

POLICY DATE: The policy date as shown on the schedule page of the policy. It is the date from which we measure policy years and policy anniversaries.

POLICY MONTH: The period from one monthly calculation day up to, but not including, the next monthly calculation day.

POLICYOWNER (OWNER, YOU, YOUR): The person(s) who purchase(s) a policy.

POLICY VALUE: The sum of a policy's share in the values of each subaccount of the Account plus the policy's share in the values of the Guaranteed Interest Account.


POLICY YEAR: The first policy year is the 1-year period from the policy date up to, but not including, the first policy anniversary. Each succeeding policy year is the 1-year period from the policy anniversary up to, but not including, the next policy anniversary.


PROPORTIONATE (PRO RATA): Amounts allocated to subaccounts on a pro rata basis are allocated by increasing or decreasing a policy's share in the value of the affected subaccounts and the Guaranteed Interest Account so that such shares maintain the same ratio to each other before and after the allocation.

SERIES: A separate investment portfolio of a fund.


SUBACCOUNTS: Accounts within the Account to which nonloaned assets under a policy are allocated.

SURRENDER VALUE: The cash value less any indebtedness under the policy.

TARGET FACE AMOUNT: The target face amount as shown in the schedule pages of the policy or as later changed in accordance with the partial surrender provision.

UNIT: A standard of measurement used to set the value of a policy. The value of a unit for each subaccount will reflect the investment performance of that subaccount and will vary in dollar amount.

VALUATION DATE: For any subaccount, each date on which we calculate the net asset value of the fund is determined.

VALUATION PERIOD: For any subaccount, the period in days from the end of one valuation date through the next.


VPMO: The Variable Products Mail Operation Division of Phoenix that receives and processes incoming mail for Variable Universal and Life Administration.

VULA: Variable and Universal Life Administration.

                                                                     [VERSION B]

                            THE PHOENIX EDGE(R)-SPVL

                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

                    ISSUED BY: PHOENIX LIFE INSURANCE COMPANY


PROSPECTUS                                                      OCTOBER 29, 2001

This prospectus describes a modified single premium variable life insurance policy. The policy provides lifetime insurance protection for as long as it remains in force. You may allocate premiums and policy value to the Guaranteed Interest Account and/or one or more of the subaccounts of the Phoenix Life Variable Universal Life Account (the "Account"). The subaccounts purchase, at net asset value, shares of the following funds:



THE PHOENIX EDGE SERIES FUND
----------------------------
   [diamond] Phoenix-Aberdeen International Series
   [diamond] Phoenix-Aberdeen New Asia Series
   [diamond] Phoenix-AIM Mid-Cap Equity Series
   [diamond] Phoenix-Alliance/Bernstein Growth + Value Series [diamond] Phoenix-Deutsche Dow 30 Series
   [diamond] Phoenix-Deutsche Nasdaq-100 Index(R) Series [diamond] Phoenix-Duff & Phelps Real Estate Securities Series [diamond] Phoenix-Engemann Capital Growth Series
   [diamond] Phoenix-Engemann Nifty Fifty Series
   [diamond] Phoenix-Engemann Small & Mid-Cap Growth Series [diamond] Phoenix-Federated U.S. Government Bond Series1 [diamond] Phoenix-Goodwin Money Market Series
   [diamond] Phoenix-Goodwin Multi-Sector Fixed Income Series [diamond] Phoenix-Hollister Value Equity Series
   [diamond] Phoenix-J.P. Morgan Research Enhanced Index Series [diamond] Phoenix-Janus Core Equity Series
   [diamond] Phoenix-Janus Flexible Income Series
   [diamond] Phoenix-Janus Growth Series
   [diamond] Phoenix-MFS Investors Growth Stock Series
   [diamond] Phoenix-MFS Investors Trust Series
   [diamond] Phoenix-MFS Value Series
   [diamond] Phoenix-Morgan Stanley Focus Equity Series [diamond] Phoenix-Oakhurst Balanced Series
   [diamond] Phoenix-Oakhurst Growth and Income Series
   [diamond] Phoenix-Oakhurst Strategic Allocation Series [diamond] Phoenix-Sanford Bernstein Global Value Series [diamond] Phoenix-Sanford Bernstein Mid-Cap Value Series [diamond] Phoenix-Sanford Bernstein Small-Cap Value Series [diamond] Phoenix-Seneca Mid-Cap Growth Series
   [diamond] Phoenix-Seneca Strategic Theme Series


AIM VARIABLE INSURANCE FUNDS
----------------------------
   [diamond] AIM V.I. Capital Appreciation Fund
   [diamond] AIM V.I. Value Fund

THE ALGER AMERICAN FUND
-----------------------
   [diamond] Alger American Leveraged AllCap Portfolio

DEUTSCHE ASSET MANAGEMENT VIT FUNDS
-----------------------------------

   [diamond] Deutsche VIT EAFE(R) Equity Index Fund
   [diamond] Deutsche VIT Equity 500 Index Fund


FEDERATED INSURANCE SERIES
--------------------------
   [diamond] Federated Fund for U.S. Government Securities II
   [diamond] Federated High Income Bond Fund II

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
---------------------------------------
   [diamond] VIP Contrafund(R) Portfolio
   [diamond] VIP Growth Opportunities Portfolio
   [diamond] VIP Growth Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
----------------------------------------------------

   [diamond] Mutual Shares Securities Fund -- Class 2
   [diamond] Templeton Asset Strategy Fund -- Class 2(1)
   [diamond] Templeton Developing Markets Securities Fund -- Class 2(1) [diamond] Templeton Growth Securities Fund-- Class 2
   [diamond] Templeton International Securities Fund-- Class 2


THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
---------------------------------------
   [diamond] Technology Portfolio

WANGER ADVISORS TRUST
---------------------
   [diamond] Wanger Foreign Forty
   [diamond] Wanger International Small Cap
   [diamond] Wanger Twenty
   [diamond] Wanger U.S. Small Cap


(1) Not available to new investors.



If you have any questions, please contact us at:   [ENVELOPE]  PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS
                                                               PO BOX 8027
                                                               Boston, MA 02266-8027
                                                   [TELEPHONE] TEL. 800/541-0171

This policy will usually be a modified endowment contract. Any loan, surrender or withdrawal may be subject to income tax and a 10% penalty.

It may not be in your best interest to purchase a policy to replace an existing life insurance policy or annuity contract. You must understand the basic features of the proposed policy and your existing coverage before you decide to replace your present coverage. You must also know if the replacement may result in any income taxes.

The policy is not a deposit nor an obligation of, underwritten or guaranteed by, any financial institution or credit union. It is not federally insured or endorsed by the Federal Deposit Insurance Corporation or any other state or federal agency. Policy investments are subject to risk, including the fluctuation of policy values and possible loss of principal invested or premiums paid.

The Securities and Exchange Commission has not approved or disapproved these securities, nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Read and keep this prospectus for future reference.

                                TABLE OF CONTENTS

Heading                                                  Page
-------------------------------------------------------------


Part I--GENERAL POLICY PROVISIONS......................     5
    SUMMARY ...........................................     5
        Overview.......................................     5
        Underwriting...................................     5
        Charges Under the Policy.......................     5
        Policy Value Charges...........................     5
            Administrative Charge......................     6
            Cost of Insurance Charge...................     6
            Tax Charge.................................     6
            Mortality and Expense Risk Charge..........     6
            Rider Charge...............................     6
            Surrender Charges..........................     6
        Other Charges..................................     6
            Loan Interest Rate Charged.................     6
            Charges for Federal Income Taxes...........     6
            Fund Charges...............................     6
            Reduction in Charges.......................    10
    PHOENIX AND THE ACCOUNT............................    10
        Phoenix........................................    10
        The Account....................................    10
    PERFORMANCE HISTORY................................    10
    INVESTMENTS OF THE ACCOUNT.........................    10
        Participating Investment Funds.................    10
        Investment Advisors............................    13
        Services of the Advisors.......................    14
        Reinvestment and Redemption....................    14
        Substitution of Investments....................    14
        The Guaranteed Interest Account................    15
    PREMIUMS...........................................    15
        Minimum Premiums...............................    15
        Allocation of Issue Premium....................    15
        Free Look Period...............................    15
        Transfers......................................    15
        Optional Programs and Additional Benefits......    16
            Dollar Cost Averaging Program..............    16
        Automatic Asset Rebalancing....................    16
        Additional Rider Benefits......................    17
            Living Benefits............................    17
        Account Valuation Procedures...................    17
            Valuation Date.............................    17
            Valuation Period...........................    17
            Determination of Unit Values...............    17
            Net Investment Factor......................    17
        Death Benefit..................................    17
            General....................................    17
        Surrenders.....................................    17
            General....................................    17
            Free Withdrawals...........................    18
            Full Surrenders............................    18
            Partial Surrenders.........................    18
            Partial Surrender: Effect on
             Death Benefit.............................    18
        Policy Loans...................................    18
            Source of Loan.............................    18
            Interest Charged on Loans..................    18
            Interest Credited to the Loan Account
             and Preferred Loans.......................    19
            Repayment..................................    19
            Effect of Loan.............................    19
        Lapse..........................................    19
Part II--ADDITIONAL POLICY PROVISIONS..................    19
        Postponement of Payments.......................    19
        Payment by Check...............................    19
        The Contract...................................    19
        Suicide........................................    20
        Incontestability...............................    20
        Change of Owner or Beneficiary.................    20
        Assignment.....................................    20
        Misstatement of Age or Sex.....................    20
        Surplus........................................    20
    PAYMENT OF PROCEEDS................................    20
        Surrender and Death Benefit Proceeds...........    20
        Payment Options................................    20
Part III--OTHER IMPORTANT INFORMATION..................    21
    FEDERAL INCOME TAX CONSIDERATIONS..................    21
        Introduction...................................    21
        Phoenix's Income Tax Status....................    21
        Policy Benefits................................    22
            Death Benefit Proceeds.....................    22
            Full Surrender.............................    22
            Partial Surrender..........................    22
            Loans......................................    22
        Business-Owned Policies........................    22
        Modified Endowment Contracts...................    22
            General....................................    22
            Reduction in Benefits During the
             First 7 Years.............................    23
            Distributions Affected.....................    23
            Penalty Tax................................    23
            Material Change Rules......................    23
            Serial Purchase of Modified
             Endowment Contracts.......................    23
        Limitations on Unreasonable Mortality
            and Expense Charges........................    23
        Diversification Standards......................    23
        Change of Ownership or
            Insured or Assignment......................    24
        Other Taxes....................................    24
    VOTING RIGHTS .....................................    24
    THE DIRECTORS AND EXECUTIVE OFFICERS
        OF PHOENIX ....................................    25
    SAFEKEEPING OF THE ACCOUNT'S ASSETS ...............    26
    SALES OF POLICIES .................................    26
    STATE REGULATION ..................................    27

    REPORTS ...........................................    27
    LEGAL PROCEEDINGS .................................    27
    LEGAL MATTERS .....................................    27
    REGISTRATION STATEMENT ............................    27
    FINANCIAL STATEMENTS ..............................    27
    PHOENIX HOME LIFE VARIABLE UNIVERSAL.........    27
        LIFE ACCOUNT FINANCIAL STATEMENTS,...    27
        DECEMBER 31, 2000 .............................  SA-1
    PHOENIX HOME LIFE MUTUAL INSURANCE.........  SA-1
        COMPANY CONSOLIDATED FINANCIAL.  SA-1
        STATEMENTS, DECEMBER 31, 2000..................   F-1
    PHOENIX LIFE INSURANCE COMPANY,.........   F-1
        UNAUDITED INTERIM STATUTORY FINANCIAL F-1
        STATEMENTS, JUNE 30, 2001......................  F-59
    APPENDIX A - PERFORMANCE HISTORY ..................   A-1
    APPENDIX B - GLOSSARY OF SPECIAL TERMS ............   B-1




This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this prospectus, and if given or made, such other information or representations must not be relied upon.

                        PART I--GENERAL POLICY PROVISIONS
--------------------------------------------------------------------------------

SUMMARY
--------------------------------------------------------------------------------

This is a summary that describes the general provisions of the policy.

Certain provisions of the policy described in this prospectus may differ in a particular state because of specific state requirements.


Throughout the prospectus, Phoenix Life Insurance Company is referred to as Phoenix, we, us or our and the policyholder is referred to as you or your.


We define the following terms in Appendix B--Glossary of Special Terms:

ACCOUNT                          PAYMENT DATE
ATTAINED AGE                     POLICY ANNIVERSARY
BENEFICIARY                      POLICY DATE
CODE                             POLICY VALUE
COMPANY                          POLICY YEAR
DEBT                             SERIES
FUNDS                            SUBACCOUNTS
GENERAL ACCOUNT                  VALUATION DATE
ISSUE PREMIUM                    VALUATION PERIOD
LOAN ACCOUNT                     VPMO
MONTHLY CALCULATION DAY          VULA
NET ASSET VALUE

If there is ever a difference between the provisions within this prospectus and the provisions of the policy, the policy provisions will prevail.


OVERVIEW
The policy is available on an individual basis and provides a death benefit that is generally free of federal income tax. Growth in your policy value is tax deferred.

Purchase of a policy may be appropriate if you want to provide for a death benefit or to help meet long-term financial needs. If you plan to withdraw money from the policy on a short-term basis it may not be a suitable purchase for you.

As a modified single premium variable life insurance policy, you will have limited ability to make additional premium payments beyond the initial payment. Also, for federal tax income purposes most modified single premium life insurance policies are considered modified endowment contracts meaning that any surrender, withdrawal, loan, pledge or assignment is treated as a distribution, and may be subject to income tax and a 10% penalty.

As a variable contract, your policy value is not guaranteed, but is contingent upon the performance of the investment options you select and, as life insurance, offers a death benefit to the beneficiary you select.

Policies are issued as either Standard (smoker) or Advantage (nonsmoker) classification. The insured at the time of issue generally must be between the ages of 30 and 85 as of his or her last birthday.

The minimum premium is $10,000.

You can purchase a policy to insure the life of another person provided that you have an insurable interest in that person's life and the prospective insured consents.


UNDERWRITING
Underwriting is generally on a simplified basis, meaning that if you answer a series of questions favorably, and if your age and single premium fall within limits, then the policy will be issued. No additional medical information or tests will be necessary.

In some instances, depending on how you answer these questions, you may be subject to additional underwriting.


CHARGES UNDER THE POLICY
We deduct certain charges from your policy to compensate us for:

    1.  our expenses in selling the policy;

    2.  underwriting and issuing the policy;

    3.  premium and federal taxes incurred on premiums received;

    4.  providing insurance benefits under your policy; and

    5.  assuming certain risks in connection with the policy.

These charges are summarized in Chart 1 in this section.


POLICY VALUE CHARGES
On each monthly calculation day, we deduct the following charges from your policy value:

    1.  administrative charge

    2.  cost of insurance charge

    3.  tax charge

    4.  mortality and expense risk charge

    5.  a charge for the cost of riders if applicable

Unless otherwise noted, the amount deducted is allocated among the subaccounts, the Guaranteed Interest Account and the Loan Account, based on an allocation schedule specified by you. You initially select this schedule in your application.

1.  ADMINISTRATIVE CHARGE
We assess a monthly charge for the expenses we incur in administering the policy. This charge reimburses us for the cost of daily administration of services such as billing and collections, monthly processing, updating daily values and communicating with policyholders.

This charge is not assessed against assets held in the Loan Account.

2.  COST OF INSURANCE CHARGE
We deduct a charge to cover the cost of insurance coverage on each monthly calculation day. The maximum charge is based on

[diamond] Insured's gender;

[diamond] Insured's age at issue;

[diamond] policy year in which we make the deduction;

[diamond] Insured's tobacco use classification.

To determine the maximum monthly cost of insurance, we multiply the appropriate cost of insurance rate as shown in your policy, by the difference between your policy's death benefit and the policy value. Any change in the cost of insurance rates will apply to all persons of the same sex, insurance age and risk class whose policies have been in force for the same length of time.

3.  TAX CHARGE
States assess premium taxes at various rates, ranging from 0% to 3.5%. The DAC tax is associated with our federal tax liability under Internal Revenue Code
Section 848. We pay the cost up front and recoup the cost over the first 10 policy years.

4.  MORTALITY AND EXPENSE RISK CHARGE
We charge the subaccounts and the Guaranteed Interest Account for the mortality and expense risks we assume. This charge is deducted from the value of each subaccount's assets attributable to the policies.

The mortality risk we assume is that the group of lives we insure under our policies may, on average, live for a shorter period of time than we estimated.

The expense risk we assume is that our cost of issuing and administering the policies may be more than we estimated. If all the money we collect from this charge is not required to cover the cost of death benefits and other expenses, it will be a gain to us. If the money we collect is not enough to cover our costs, we will still provide for death benefits and expenses.

This charge is not assessed against assets held in the Loan Account.

5.  RIDER CHARGE
We will deduct any applicable monthly rider charges for any additional benefit provided to you by rider.

SURRENDER CHARGES
A deduction for surrender charges for this policy may be taken from proceeds of partial withdrawals from, or complete surrender of the policy. The amount of a surrender charge (if any) depends on whether your payment was held under the policy for a certain period of time. The surrender charge schedule is shown in the chart below.

Once each policy year, you may withdraw an amount equal to the greater of your penalty free earnings on the policy and 10% of the single premium without the imposition of a surrender charge. (See "Surrenders--Free Withdrawals" for more detail.) The deduction for surrender charges is expressed as a percentage of the single premium in excess of the free allowable amount, is as follows:

--------------------------------------------------------------
Percentage    9%   8%   7%   6%  5%   4%   3%   2%   1%   0%
--------------------------------------------------------------
Policy Year   1    2    3    4    5   6    7    8    9   10+
--------------------------------------------------------------

If surrender charges received by Phoenix do not fully reimburse the Company for distribution expenses, profit from other sources, including the mortality and expense risk charge, may be used to cover the shortfall.

OTHER CHARGES

LOAN INTEREST RATE CHARGED
This charge reimburses us for expenses we incur in administering your loan. This rate varies by policy year.

CHARGES FOR FEDERAL INCOME TAXES
We currently do not charge the Account for federal income taxes attributable to it. In the future, we may charge to cover these taxes or any other tax liability of the Account.

FUND CHARGES
As compensation for investment management services, the advisors are entitled to a fee, payable monthly and based on an annual percentage of the average daily net asset values of each fund series. Please refer to Chart 2 for a listing of fund charges including the investment management fee.

                            CHARGES UNDER THE POLICY

------------------------------------------------- --------------------------------------- ---------------------------------------
DEDUCTIONS FROM                                   None                                    Not applicable
PREMIUMS
----------------------- ------------------------- --------------------------------------- ---------------------------------------

CHARGES AGAINST         ADMINISTRATIVE CHARGE*    Policies with policy value of           Monthly
POLICY VALUE                                      $100,000 or less: Greater of $60 or
                                                  0.30% of unloaned policy value
                                                  annually

                                                  Policies with unloaned policy value
                                                  exceeding $100,000: 0.15% of unloaned
                                                  policy value
                        ------------------------- --------------------------------------- ---------------------------------------

                        MAXIMUM COST OF           A per thousand rate multiplied by the   Monthly
                        INSURANCE CHARGE          amount at risk each month. This
                                                  charge varies by the Insured's
                                                  issue age, policy duration,
                                                  gender and underwriting class.
                        ------------------------- --------------------------------------- ---------------------------------------

                        TAX CHARGE                0.40% of policy value annually in       Monthly
                                                  policy years 1-10

                                                  0.00% of policy value annually in
                                                  policy years 11+
                        ------------------------- --------------------------------------- ---------------------------------------

                        SURRENDER CHARGES         The surrender charge is equal to the    Upon full or partial surrender of the
                                                  following percentages of the single     policy.
                                                  premium paid:

                                                  Year   1 2 3 4 5 6 7 8 9 10+

                                                  %       9 8 7 6 5 4 3 2 1   0
                        ------------------------- --------------------------------------- ---------------------------------------

                        MORTALITY AND EXPENSE     0.80% of policy value annually in       Monthly
                        RISK CHARGE*              unloaned policy years 1-10
                                                  0.50% of policy value annually in
                                                  unloaned policy years 11+
----------------------- ------------------------- --------------------------------------- ---------------------------------------

OTHER CHARGES           FUND CHARGES              See fund charge table                   See fund prospectus
                        ------------------------- --------------------------------------- ---------------------------------------

                        TRANSFERS BETWEEN         In the future, we may charge $10 per    In the future, we may charge $10 per
                        SUBACCOUNTS               transfer for more than 2 transfers      transfer for more than 2 transfers
                                                  per policy year.                        per policy year.
                        ------------------------- --------------------------------------- ---------------------------------------

                        LOAN INTEREST RATE        6.00% annually in policy year 1         On policy anniversary date or on
                        CHARGED                                                           surrender of the policy.
                                                  8.00% annually in policy years  2 +
----------------------- ------------------------- --------------------------------------- ---------------------------------------


-----------------------------
* Charge applies to all accounts (subaccounts and Guaranteed Interest Account) with the exception of the Loan Account.

FUND ANNUAL EXPENSES (AS A PERCENTAGE OF FUND AVERAGE NET ASSETS FOR THE YEAR ENDED 12/31/00)

------------------------------------------------------------------------------------------------------------------------------------

                                                                           OTHER                         OTHER
                                                                         OPERATING    TOTAL ANNUAL     OPERATING     TOTAL ANNUAL
                                                    INVESTMENT  RULE     EXPENSES     FUND EXPENSES     EXPENSES     FUND EXPENSES
                                                    MANAGEMENT  12B-1     BEFORE         BEFORE          AFTER           AFTER
                      SERIES                            FEE     FEES   REIMBURSEMENT  REIMBURSEMENT  REIMBURSEMENT  REIMBURSEMENT(7)
------------------------------------------------------------------------------------------------------------------------------------
THE PHOENIX EDGE SERIES FUND
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International (6)                     0.75%     N/A       0.27%          1.02%          0.27%           1.02%
Phoenix-Aberdeen New Asia (5,10)                       1.00%     N/A       1.41%          2.41%          0.25%           1.25%
Phoenix-AIM Mid-Cap Equity (4,8)                       0.85%     N/A       0.72%          1.57%          0.20%           1.05%
Phoenix-Alliance/Bernstein Growth + Value (4,8)        0.85%     N/A       0.33%          1.18%          0.20%           1.05%
Phoenix-Deutsche Dow 30 (2,10)                         0.35%     N/A       1.25%          1.60%          0.15%           0.50%
Phoenix-Deutsche Nasdaq-100 Index(R) (2,8,10)          0.35%     N/A       1.63%          1.98%          0.15%           0.50%
Phoenix-Duff & Phelps Real Estate Securities (5,10)    0.75%     N/A       0.57%          1.32%          0.25%           1.00%
Phoenix-Engemann Capital Growth (2,10)                 0.62%     N/A       0.06%          0.68%          0.06%           0.68%
Phoenix-Engemann Nifty Fifty (2,10)                    0.90%     N/A       1.31%          2.21%          0.15%           1.05%
Phoenix-Engemann Small & Mid-Cap Growth (4,8,10)       0.90%     N/A       3.03%          3.93%          0.25%           1.15%
Phoenix-Federated U.S. Government Bond (5)             0.60%     N/A       1.92%          2.52%          0.15%           0.75%
Phoenix-Goodwin Money Market (2,10)                    0.40%     N/A       0.18%          0.58%          0.15%           0.55%
Phoenix-Goodwin Multi-Sector Fixed Income (2,10)       0.50%     N/A       0.19%          0.69%          0.15%           0.65%
Phoenix-Hollister Value Equity (2,10)                  0.70%     N/A       0.63%          1.33%          0.15%           0.85%
Phoenix-J.P. Morgan Research Enhanced Index (1,10)     0.45%     N/A       0.24%          0.69%          0.10%           0.55%
Phoenix-Janus Core Equity (2,10)                       0.85%     N/A       1.69%          2.54%          0.15%           1.00%
Phoenix-Janus Flexible Income (3,10)                   0.80%     N/A       1.67%          2.47%          0.20%           1.00%
Phoenix-Janus Growth (2,10)                            0.85%     N/A       0.39%          1.24%          0.15%           1.00%
Phoenix-MFS Investors Growth Stock (4,8)               0.75%     N/A       0.60%          1.35%          0.20%           0.95%
Phoenix-MFS Investors Trust (4,8)                      0.75%     N/A       0.79%          1.54%          0.20%           0.95%
Phoenix-MFS Value (4,8)                                0.75%     N/A       0.45%          1.20%          0.20%           0.95%
Phoenix-Morgan Stanley Focus Equity (2,9,10)           0.85%     N/A       2.65%          3.50%          0.15%           1.00%
Phoenix-Oakhurst Balanced (2,10)                       0.55%     N/A       0.15%          0.70%          0.15%           0.70%
Phoenix-Oakhurst Growth & Income (2,10)                0.70%     N/A       0.24%          0.94%          0.15%           0.85%
Phoenix-Oakhurst Strategic Allocation (2,10)           0.58%     N/A       0.12%          0.70%          0.12%           0.70%
Phoenix-Sanford Bernstein Global Value (2,8,10)        0.90%     N/A       2.29%          3.19%          0.15%           1.05%
Phoenix-Sanford Bernstein Mid-Cap Value (2,10)         1.05%     N/A       1.34%          2.39%          0.15%           1.20%
Phoenix-Sanford Bernstein Small-Cap Value (2,8,10)     1.05%     N/A       1.92%          2.97%          0.15%           1.20%
Phoenix-Seneca Mid-Cap Growth (5,10)                   0.80%     N/A       0.39%          1.19%          0.25%           1.05%
Phoenix-Seneca Strategic Theme (5,10)                  0.75%     N/A       0.17%          0.92%          0.17%           0.92%

------------------------------------------------------------------------------------------------------------------------------------


(1) This series' investment advisor has voluntarily agreed to reimburse through December 31, 2001, the series' expenses other than the management fees to the extent such expenses exceed .10% of the series' average net assets (the "expense cap"). The expense cap may be terminated or increased at any time after December 31, 2001.
(2) This series' investment advisor has voluntarily agreed to reimburse through December 31, 2001, the series' expenses other than the management fees to the extent such expenses exceed .15% of the series' average net assets (the "expense cap"). The expense cap may be terminated or increased at any time after December 31, 2001.
(3) This series' investment advisor has voluntarily agreed to reimburse through December 31, 2001, the series' expenses other than the management fees to the extent such expenses (after giving effect to custodial fee credits) exceed .15% of the series' average net assets (the "expense cap"). The expense cap may be terminated or increased at any time after December 31, 2001.
(4) This series' investment advisor has voluntarily agreed to reimburse through December 31, 2001, the series' expenses other than the management fees to the extent such expenses exceed .20% of the series' average net assets (the "expense cap"). The expense cap may be terminated or increased at any time after December 31, 2001.
(5) This series' investment advisor has voluntarily agreed to reimburse through December 31, 2001, the series' expenses other than the management fees to the extent such expenses exceed .25% of the series' average net assets (the "expense cap"). The expense cap may be terminated or increased at any time after December 31, 2001.
(6) This series' investment advisor has voluntarily agreed to reimburse through December 31, 2001, the series' expenses other than the management fees to the extent such expenses exceed .40% of the series' average net assets (the "expense cap"). The expense cap may be terminated or increased at any time after December 31, 2001.
(7) Reflects the effect of any management fee waivers and reimbursement of expenses by the investment advisor.
(8)  Other expenses are based on estimated amounts for the current fiscal year.
(9) Expense information for this series has been restated to reflect current fees.
(10) It is expected that beginning January 1, 2002, the expense caps for these series will be increased by .05% of average net assets.


FUND ANNUAL EXPENSES (AS A PERCENTAGE OF FUND AVERAGE NET ASSETS FOR THE YEAR ENDED 12/31/00)

------------------------------------------------------------------------------------------------------------------------------------
                                                                           OTHER                         OTHER
                                                                         OPERATING    TOTAL ANNUAL     OPERATING    TOTAL ANNUAL
                                                  INVESTMENT   RULE      EXPENSES     FUND EXPENSES    EXPENSES     FUND EXPENSES
                     SERIES                       MANAGEMENT   12B-1       BEFORE        BEFORE          AFTER         AFTER
                                                      FEE     FEES(6)  REIMBURSEMENT  REIMBURSEMENT  REIMBURSEMENT  REIMBURSEMENT(5)
------------------------------------------------------------------------------------------------------------------------------------

AIM VARIABLE INSURANCE FUNDS - SERIES I SHARES

------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                    0.61%     N/A        0.21%          0.82%          0.21%          0.82%
AIM V.I. Value Fund                                   0.61%     N/A        0.23%          0.84%          0.23%          0.84%

THE ALGER AMERICAN FUND
------------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio             0.85%     N/A        0.05%          0.90%          0.05%          0.90%

DEUTSCHE ASSET MANAGEMENT VIT FUNDS
------------------------------------------------------------------------------------------------------------------------------------

Deutsche VIT EAFE(R) Equity Index Fund                0.45%     N/A        0.47%          0.92%          0.20%          0.65%
Deutsche VIT Equity 500 Index Fund                    0.20%     N/A        0.11%          0.31%          0.10%          0.10%


FEDERATED INSURANCE SERIES
------------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II      0.60%     N/A        0.16%          0.76%          0.16%          0.76%
Federated High Income Bond Fund II                    0.60%     N/A        0.16%          0.76%          0.16%          0.76%


FIDELITY(R) VARIABLE INSURANCE PRODUCTS - SERVICE CLASS

------------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                           0.57%     0.10%      0.09%          0.76%          0.09%          0.76%(7)
VIP Growth Opportunities Portfolio                    0.58%     0.10%      0.11%          0.79%          0.11%          0.79%(7)
VIP Growth Portfolio                                  0.57%     0.10%      0.09%          0.76%          0.09%          0.76%(7)


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2

------------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                         0.60%     0.25%      0.20%          1.05%          0.20%          1.05%
Templeton Asset Strategy Fund                         0.60%     0.25%      0.22%          1.07%          0.22%          1.07%
Templeton Developing Markets Securities Fund          1.25%     0.25%      0.31%          1.81%          0.31%          1.81%
Templeton Growth Securities Fund                      0.81%     0.25%      0.06%          1.12%          0.06%          1.12%
Templeton International Securities Fund               0.67%     0.25%      0.20%          1.12%          0.20%          1.12%

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
------------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                  0.80%(8)  N/A        0.53%          1.33%          0.53%          1.15%(8)

WANGER ADVISORS TRUST
------------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty (2)                              1.00%     N/A        0.45%          1.45%          0.45%          1.45%
Wanger International Small Cap (3)                    1.23%     N/A        0.24%          1.47%          0.24%          1.47%
Wanger Twenty (1)                                     0.95%     N/A        0.40%          1.35%          0.40%          1.35%
Wanger U.S. Small Cap (4)                             0.94%     N/A        0.05%          0.99%          0.05%          0.99%
------------------------------------------------------------------------------------------------------------------------------------


(1) This series pays a portion or all of its expenses other than the management fee up to .40%.
(2) This series pays a portion or all of its expenses other than the management fee up to .45%.
(3) This series pays a portion or all of its expenses other than the management fee up to .60%.
(4) This series pays a portion or all of its expenses other than the management fee up to 1.00%.
(5) Reflects the effect of any management fee waivers and reimbursement of expenses by the investment advisor.
(6) The Fund's Rule 12b-1 Plan, if applicable, is described in the Fund's prospectus.

(7) Actual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. See the fund prospectus for details. Expenses are as of December 31, 2001.
(8) The advisor has agreed to reduce the investment management fee if the total operating expenses should exceed 1.15%. For the period ended June 30, 2001, the investment management fee was reduced to .62%.
(9)  Included in "Other Expenses" is 0.01% of interest expense.

REDUCTION IN CHARGES
The policy is available for purchase by individuals and groups. We may reduce or eliminate the mortality and expense risk charge, monthly administrative charge, monthly cost of insurance charges, surrender charges or other charges normally assessed where it is expected that the size or nature of such policy or policies will result in savings of sales, underwriting, administrative or other costs.

Eligibility for the amount of these reductions will be determined by a number of factors including:

[diamond] the number of insureds;
[diamond] the total premium expected to be paid;
[diamond] the total assets under management for the policyowner;

[diamond] the nature of the relationship among individual insureds;
[diamond] the purpose for which the policies are being purchased;
[diamond] whether there is a preexisting relationship with us, such as being an employee of Phoenix or its affiliates and their spouses; or to employees or agents who retire from Phoenix or its affiliates or Phoenix Equity Planning Corporation ("PEPCO"), or its affiliates or to registered representatives of the principal underwriter and registered representatives of broker dealers with whom PEPCO has selling agreements;
[diamond] internal transfers from other policies or contracts issued by the Company or an affiliate, or making transfers of amounts held under qualified plans sponsored by the Company or an affiliate; and
[diamond] other circumstances which in our opinion are rationally related to the expected reduction in expenses.

Any variations in the charge structure will be determined in a uniform manner reflecting differences in costs of services and not unfairly discriminatory to policyholders.


PHOENIX AND THE ACCOUNT
--------------------------------------------------------------------------------

PHOENIX

On June 25, 2001, Phoenix Home Life Mutual Insurance Company (a New York mutual life insurance company, originally chartered in Connecticut in 1851 and redomiciled to New York in 1992) converted to a stock life insurance company by "demutualizing" pursuant to a plan of reorganization approved by the New York Superintendent of Insurance and changed its name to Phoenix Life Insurance Company ("Phoenix"). As part of the demutualization, Phoenix became a wholly-owned subsidiary of The Phoenix Companies, Inc., a newly-formed, publicly-traded Delaware corporation. Our executive office is at One American Row, Hartford, Connecticut, 06102-5056 and our main administrative office is at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. Our New York principal office is at 10 Krey Boulevard, East Greenbush, New York 12144. We sell life insurance policies and annuity contracts through producers of affiliated distribution companies and through brokers.


THE ACCOUNT
The Account is a separate account of Phoenix, established on June 17, 1985 and governed under the laws of New York. It is registered ass a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"), as amended, and meets the definition of a "separate account" under that Act. This registration does not involve supervision of the management of the Account or Phoenix by the SEC.

The Account is divided into subaccounts each of which is available for allocation of policy value. Each subaccount will invest solely in shares of a specific series of a mutual fund. In the future, we may establish additional subaccounts which will be made available to existing policyowners to the extent and on a basis decided by us. See "Investments of the Account--Participating Investment Funds."

We do not guarantee the investment performance of the Account or any of its subaccounts. Contributions to the overall policy value allocated to the Account depend on the chosen series' investment performance. Thus, you bear the full investment risk for all monies invested in the Account.

The Account is part of the general business of Phoenix, but the gains or losses of the Account belong solely to the Account. The gains or losses of any other business we may conduct do not affect the Account. Under New York law, the assets of the Account may not be taken to pay liabilities arising out of any other business we may conduct. Nevertheless, all obligations arising under the policy are general corporate obligations of Phoenix.


PERFORMANCE HISTORY
--------------------------------------------------------------------------------

We may include the performance history of the subaccounts in advertisements, sales literature or reports. Performance information about each subaccount is based on past performance only and is not an indication of future performance. See "Appendix A--Performance History" for more information.


INVESTMENTS OF THE ACCOUNT
--------------------------------------------------------------------------------

PARTICIPATING INVESTMENT FUNDS

THE PHOENIX EDGE SERIES FUND
The following subaccounts invest in corresponding series of The Phoenix Edge Series Fund:

PHOENIX-ABERDEEN INTERNATIONAL SERIES: The investment objective of the series is to seek a high total return consistent with reasonable risk.

PHOENIX-ABERDEEN NEW ASIA SERIES: The series seeks long-term capital appreciation.

PHOENIX-AIM MID-CAP EQUITY SERIES: The investment objective of the series is to seek long-term growth of capital.

PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE SERIES: The investment objective of the series is long-term capital growth.

PHOENIX-DEUTSCHE DOW 30 SERIES: The series seeks to track the total return of the Dow Jones Industrial Average(SM) before fund expenses.

PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES: This non-diversified series seeks to track the total return of the Nasdaq-100 Index(R) ("Index") before fund expenses.

PHOENIX-DUFF & Phelps Real Estate Securities Series: The investment objective of the series is to seek capital appreciation and income with approximately equal emphasis.

PHOENIX-ENGEMANN CAPITAL GROWTH SERIES: The investment objective of the series is to achieve intermediate and long-term growth of capital, with income as a secondary consideration.

PHOENIX-ENGEMANN NIFTY FIFTY SERIES: The investment objective of the series is to seek long-term capital appreciation by investing in approximately 50 different securities that offer the best potential for long-term growth of capital.

PHOENIX-ENGEMANN SMALL & Mid-Cap Growth Series: The series seeks to achieve its objective of long-term growth of capital by normally investing at least 65% of assets in equities of "small-cap" and "mid-cap" companies (market capitalization under $1.5 billion).

PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES: Seeks to maximize total return by investing primarily in debt obligations of the U.S. Government, its agencies and instrumentalities. As of February 16, 2001, this fund is closed to new investors. Existing investors may continue to allocate payments to this fund or to any other funds offered.

PHOENIX-GOODWIN MONEY MARKET SERIES: The investment objective of the series is to provide maximum current income consistent with capital preservation and liquidity.

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES: The series seeks long-term total return.

PHOENIX-HOLLISTER VALUE EQUITY SERIES: Has a primary investment objective of long-term capital appreciation and a secondary investment objective of current income.

PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES: The investment objective of the series is to seek high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization companies within market sectors reflected in the S&P 500.

PHOENIX-JANUS CORE EQUITY SERIES: The investment objective of the series is to seek current income and long-term growth of capital.

PHOENIX-JANUS FLEXIBLE INCOME SERIES: The investment objective of the series is to seek to obtain maximum total return, consistent with preservation of capital.

PHOENIX-JANUS GROWTH SERIES: The investment objective of the series is to seek long-term growth of capital, in a manner consistent with the preservation of capital.

PHOENIX-MFS INVESTORS GROWTH STOCK SERIES: The series seeks long-term growth of capital and future income rather than current income.

PHOENIX-MFS INVESTORS TRUST SERIES: The series seeks long-term growth of capital and secondarily to provide reasonable current income.

PHOENIX-MFS VALUE SERIES: The series seeks capital appreciation and reasonable income.

PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES: The investment objective of the series is to seek capital appreciation by investing primarily in equity securities.

PHOENIX-OAKHURST BALANCED SERIES: The investment objective of the series is to seek reasonable income, long-term capital growth and conservation of capital.

PHOENIX-OAKHURST GROWTH AND INCOME SERIES: The investment objective of the series is to seek dividend growth, current income and capital appreciation by investing in common stocks.

PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES: The investment objective of the series is to realize as high a level of total return over an extended period of time as is considered consistent with prudent investment risk.

PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES: Seeks long-term capital appreciation through investing in foreign and domestic equity securities.

PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES: The primary investment objective of the series is to seek long-term capital appreciation, with current income as the secondary investment objective.

PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES: Seeks long-term capital appreciation by investing primarily in small-capitalization stocks the advisor believes are undervalued.

PHOENIX-SENECA MID-CAP GROWTH SERIES: The investment objective of the series is to seek capital appreciation primarily through investments in equity securities of companies that have the potential for above average market appreciation.

PHOENIX-SENECA STRATEGIC THEME SERIES: The investment objective of the series is to seek long-term appreciation of capital by identifying securities benefiting from long-term trends present in the United States and abroad.

AIM VARIABLE INSURANCE FUNDS
The following subaccounts invest in a corresponding fund of the AIM Variable Insurance Funds:

AIM V.I. CAPITAL APPRECIATION FUND: The investment objective of the fund is growth of capital by investing principally in common stocks of companies the portfolio managers believe are likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.

AIM V.I. VALUE FUND: The investment objective is to achieve long-term growth of capital with income as a secondary objective by investing primarily in equity securities judged by the investment advisor to be undervalued relative to the advisor's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the issuing companies or relative to the equity market generally.

THE ALGER AMERICAN FUND
The following subaccount invests in the corresponding portfolio of The Alger American Fund:

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO: The investment objective of the portfolio is long-term capital appreciation.

DEUTSCHE ASSET MANAGEMENT VIT FUNDS
The following subaccount invests in a corresponding fund of Deutsche Asset Management VIT Funds:

DEUTSCHE VIT EAFE(R) EQUITY INDEX FUND: The fund seeks to match the performance of the Morgan Stanley Capital International EAFE(R) Index ("EAFE(R) Index"), which emphasizes major market stock performance of companies in Europe, Australia and the Far East.

DEUTSCHE VIT EQUITY 500 INDEX FUND: The fund seeks to replicate as closely as possible, the performance of the Standard & Poor's 500 Composite Stock Price Index.

FEDERATED INSURANCE SERIES
The following subaccounts invest in a corresponding fund of the Federated Insurance Series:

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II: The investment objective of the fund is to seek current income by investing primarily in U.S. government securities, including mortgage-backed securities issued by U.S. government agencies.

FEDERATED HIGH INCOME BOND FUND II: The investment objective of the fund is to seek high current income by investing primarily in a diversified portfolio of high-yield, lower-rated corporate bonds.

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
The following subaccounts invest in corresponding portfolios of the Fidelity(R) Variable Insurance Products:

o VIP CONTRAFUND(R) PORTFOLIO: The investment objective of the portfolio is to seek long-term capital appreciation.

o VIP GROWTH OPPORTUNITIES PORTFOLIO: The investment objective of the portfolio is to seek to provide capital growth.

o VIP GROWTH PORTFOLIO: The investment objective of the portfolio is to seek to achieve long-term capital appreciation.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
The following subaccounts invest in Class 2 shares of the corresponding funds of the Franklin Templeton Variable Insurance Products Trust:

MUTUAL SHARES SECURITIES FUND: The primary investment objective of the fund is capital appreciation with income as a secondary objective.

TEMPLETON ASSET STRATEGY FUND: The investment objective of the fund is a high level of total return. As of October 29, 2001, this fund is closed to new investors. Existing investors may continue to allocate payments to this fund or to any other funds offered.

TEMPLETON DEVELOPING MARKETS SECURITIES FUND: The investment objective of the fund is long-term capital appreciation. As of October 29, 2001, this fund is closed to new investors. Existing investors may continue to allocate payments to this fund or to any other funds offered.

TEMPLETON INTERNATIONAL SECURITIES FUND: The investment objective of the fund is long-term capital growth.

TEMPLETON GROWTH SECURITIES FUND: The investment objective of the fund is long-term capital growth.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
The following subaccount invests in a corresponding portfolio of The Universal Institutional Funds, Inc:

TECHNOLOGY PORTFOLIO: The investment objective of the portfolio is to seek long-term capital appreciation by investing primarily in equity securities of companies that the investment advisor expects to benefit from their involvement in technology and technology-related industries.

WANGER ADVISORS TRUST
The following subaccounts invest in corresponding series of the Wanger Advisors
Trust:

WANGER FOREIGN FORTY: The investment objective of the series is to seek long-term capital growth.

WANGER INTERNATIONAL SMALL CAP: The investment objective of the series is to seek long-term capital growth.

WANGER TWENTY: The investment objective of the series is to seek long-term capital growth.

WANGER U.S. SMALL CAP: The investment objective of the series is to seek long-term capital growth.

 Each series will be subject to market fluctuations and the risks that come with the ownership of any security, and there can be no assurance that any series will achieve its stated investment objective.


Each fund's prospectus contains important additional information, which you should read carefully before investing. Contact VULA at the address and telephone number on page 1 to obtain copies of the funds' prospectuses.

In addition to being sold to the Account, shares of the funds also may be sold to other separate accounts of Phoenix or its affiliates or to the separate accounts of other insurance companies.

It is possible that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the fund(s) simultaneously. Although neither we nor the fund(s) trustees currently foresee any such disadvantages either to variable life insurance policyowners or to variable annuity contract owners, the funds' trustees intend to monitor events in order to identify any material conflicts between variable life insurance policyowners and variable annuity contract owners and to determine what action, if any, should be taken in response to such conflicts. Material conflicts could, for example, result from (1) changes in state insurance laws, (2) changes in federal income tax laws, (3) changes in the investment management of any portfolio of the fund(s) or (4) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners. We will, at our own expense, remedy such material conflicts, including, if necessary, segregating the assets underlying the variable life insurance policies and the variable annuity contracts and establishing a new registered investment company.


INVESTMENT ADVISORS
The following are the investment advisors and subadvisors for the variable investment options:

------------------------------------------------------------------
PHOENIX INVESTMENT COUNSEL, INC. ("PIC")
------------------------------------------------------------------
Phoenix-Aberdeen International
Phoenix-Engemann Capital Growth
Phoenix-Engemann Nifty Fifty
Phoenix-Engemann Small & Mid-Cap Growth
Phoenix-Goodwin Money Market
Phoenix-Goodwin Multi-Sector Fixed Income
Phoenix-Hollister Value Equity
Phoenix-Oakhurst Balanced
Phoenix-Oakhurst Growth and Income
Phoenix-Oakhurst Strategic Allocation
Phoenix-Seneca Mid-Cap Growth
Phoenix-Seneca Strategic Theme
------------------------------------------------------------------

------------------------------------------------------------------
PIC SUBADVISORS
------------------------------------------------------------------
Phoenix-Aberdeen International Advisors, LLC ("PAIA")
     o    Phoenix-Aberdeen International
Roger Engemann & Associates, Inc. ("Engemann")
     o    Phoenix-Engemann Capital Growth
     o    Phoenix-Engemann Nifty Fifty
     o    Phoenix-Engemann Small & Mid-Cap Growth
Seneca Capital Management, LLC  ("Seneca")
     o    Phoenix-Seneca Mid-Cap Growth
     o    Phoenix-Seneca Strategic Theme
------------------------------------------------------------------

------------------------------------------------------------------
PHOENIX VARIABLE ADVISORS, INC. ("PVA")
------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity
Phoenix-Alliance/Bernstein Growth + Value
Phoenix-Deutsche Dow 30
Phoenix-Deutsche Nasdaq-100 Index(R)
Phoenix-Federated U.S. Government Bond
Phoenix-J.P. Morgan Research Enhanced Index
Phoenix-Janus Core Equity
Phoenix-Janus Flexible Income
Phoenix-Janus Growth
Phoenix-MFS Investors Growth Stock
Phoenix-MFS Investors Trust
Phoenix-MFS Value
Phoenix-Morgan Stanley Focus Equity
Phoenix-Sanford Bernstein Global Value
Phoenix-Sanford Bernstein Mid-Cap Value
Phoenix-Sanford Bernstein Small-Cap Value
------------------------------------------------------------------

------------------------------------------------------------------
PVA SUBADVISORS
------------------------------------------------------------------
AIM Capital Management, Inc.
     o    Phoenix-AIM Mid-Cap Equity
Alliance Capital Management, L.P. ("Alliance")
     o    Phoenix-Alliance/Bernstein Growth + Value
     o    Phoenix-Sanford Bernstein Global Value
     o    Phoenix-Sanford Bernstein Mid-Cap Value
     o    Phoenix-Sanford Bernstein Small-Cap Value
------------------------------------------------------------------

------------------------------------------------------------------
PVA SUBADVISORS
------------------------------------------------------------------
Deutsche Asset Management ("Deutsche")
     o    Phoenix-Deutsche Dow 30
     o    Phoenix-Deutsche Nasdaq-100 Index(R)
Federated Investment Management Company
     o    Phoenix-Federated U.S. Government Bond
J.P. Morgan Investment Management, Inc. ("J.P. Morgan")
     o    Phoenix-J.P. Morgan Research Enhanced Index
Janus Capital Corporation ("Janus")
     o    Phoenix-Janus Core Equity
     o    Phoenix-Janus Flexible Income
     o    Phoenix-Janus Growth
MFS Investment Management ("MFS")
     o    Phoenix-MFS Investors Growth Stock
     o    Phoenix-MFS Investors Trust
     o    Phoenix-MFS Value
Morgan Stanley Asset Management ("Morgan Stanley")
     o    Phoenix-Morgan Stanley Focus Equity
------------------------------------------------------------------

------------------------------------------------------------------
DUFF & PHELPS INVESTMENT MANAGEMENT CO. ("DPIM")
------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities
------------------------------------------------------------------

------------------------------------------------------------------
PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC  ("PAIA")
------------------------------------------------------------------
Phoenix-Aberdeen New Asia
------------------------------------------------------------------

Based on subadvisory agreements with the fund, PIC and PVA as investment advisors delegate certain investment decisions and research functions to subadvisors.

PIC, DPIM and Engemann are indirect, wholly-owned subsidiaries, and Seneca is a partially-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc., and is an affiliate of Phoenix. PAIA is jointly owned and managed by PM Holdings, Inc., a wholly-owned subsidiary of Phoenix, and by Aberdeen Fund Managers, Inc. PVA is a wholly-owned subsidiary of PM Holdings, Inc.

------------------------------------------------------------------
OTHER ADVISORS
------------------------------------------------------------------
AIM Advisors, Inc.
     o    AIM V.I. Capital Appreciation Fund
     o    AIM V.I. Value Fund
Fred Alger Management, Inc.
     o    Alger American Leveraged AllCap Portfolio
Deutsche Asset Management
     o    Deutsche VIT EAFE(R) Equity Index Fund
     o    Deutsche VIT Equity 500 Index Fund
Federated Investment Management Company
     o    Federated Fund for U.S. Government Securities II
     o    Federated High Income Bond Fund II
Fidelity Management and Research Company
     o    VIP Contrafund(R) Portfolio
     o    VIP Growth Opportunities Portfolio
     o    VIP Growth Portfolio
Franklin Mutual Advisers, LLC
     o    Mutual Shares Securities Fund
Morgan Stanley Asset Management
     o    Technology Portfolio
Templeton Asset Management, Ltd.
     o    Templeton Developing Markets Securities Fund
Templeton Global Advisors Limited
     o    Templeton Growth Securities Fund
Templeton Investment Counsel, Inc.
     o    Templeton Asset Strategy Fund
     o    Templeton International Securities Fund
Wanger Asset Management, L.P.
     o    Wanger Foreign Forty
     o    Wanger International Small Cap
     o    Wanger Twenty
     o    Wanger U.S. Small Cap
------------------------------------------------------------------

SERVICES OF THE ADVISORS
The advisors continually furnish an investment program for each series and manage the investment and reinvestment of the assets of each series subject at all times to the authority and supervision of the Trustees. A detailed discussion of the investment advisors and subadvisors, and the investment advisory and subadvisory agreements, is contained in the fund prospectuses.


REINVESTMENT AND REDEMPTION
All dividend distributions of the funds are automatically reinvested in shares of the funds at their net asset value on the date of distribution. Likewise, any capital gains distributions of the funds are reinvested at the net asset value on the record date. We redeem fund shares at their net asset value to the extent necessary to make payments under the policy.

SUBSTITUTION OF INVESTMENTS
We reserve the right to make additions to, deletions from, or substitutions for the investments held by the Account, subject to compliance with the law as currently applicable or as subsequently changed. We may establish additional subaccounts within the Account, each of which would invest in shares of a designated portfolio of a fund with a specified investment objective. If and when marketing needs and investment conditions warrant, and at our discretion, we may establish additional portfolios. These will be made available under existing policies to the extent and on a basis determined by us.

If shares of any of the portfolios of a fund should no longer be available for investment or, if in the judgment of our management, further investment in shares of any of the portfolios become inappropriate due to policy objectives, we may then substitute shares of another mutual fund for shares already purchased, or to be purchased in the future. No substitution of mutual fund shares held by the Account may take place without prior approval of the Securities and Exchange Commission and prior notice to you. In the event of a change, you will be given the option of transferring the policy value of the subaccount in which the substitution is to occur to another subaccount.

THE GUARANTEED INTEREST ACCOUNT

In addition to the Account, you may allocate premiums or transfer values to the Guaranteed Interest Account ("GIA"). Amounts you allocate or transfer to the GIA become part of our general account assets. You do not share in the investment experience of those assets. Rather, we guarantee a minimum rate of return on the allocated amount, as provided under the terms of your product. Although we are not obligated to credit interest at a higher rate than the minimum, we will credit any excess interest as determined by us based on expected investment yield information.

We reserve the right to limit total deposits to the GIA, including transfers, to no more than $250,000 during any one-week period per policy.

You may make transfers into the GIA at any time. In general, you may make only one transfer per year from the GIA. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the policy value in the GIA as of the date of the transfer. Also, the total value allocated to the GIA may be transferred out to one or more of the subaccounts over a consecutive 4-year period according to the following schedule:

[diamond] Year One:       25% of the total value

[diamond] Year Two:       33% of remaining value

[diamond] Year Three:     50% of remaining value

[diamond] Year Four:      100% of remaining value

Transfers from the GIA may also be subject to other rules as described throughout this prospectus.

Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the Securities and Exchange Commission has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.


PREMIUMS
--------------------------------------------------------------------------------

MINIMUM PREMIUMS
The minimum premium is $10,000. The issue premium is due on the policy date. The insured must be alive when the issue premium is paid. After that, you have limited ability to make additional premium payments and each additional premium payment, if permitted, must be at least $100. Additional payments should be sent to:

    PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS
    P O BOX 8027
    BOSTON, MA 02266-8027

The number of units credited to a subaccount will be determined by dividing the portion of the premium applied to that subaccount by the unit value of the subaccount on the payment date. The payment date is the day we receive the premium payment, provided that the New York Stock Exchange is open, otherwise it will be the next valuation date.

ALLOCATION OF ISSUE PREMIUM
We will allocate the issue premium to the Account and/or the Guaranteed Interest Account in accordance with allocation instructions in the application upon our receipt of the completed application.

FREE LOOK PERIOD
You have the right to review the policy. If you are not satisfied with it, you may cancel the policy by mailing it to us:

[diamond] within 10 days after you receive it (or longer in some states);

[diamond] within 10 days after we mail or deliver a written notice telling you about your Free Look Period; or

[diamond] within 45 days after completing the application,

whichever occurs latest.

We treat a returned policy as if we never issued it and will return the sum of the following as of the date we receive the returned policy:

    (1) the then current policy value less any unpaid debt; plus

    (2) any monthly deductions, and other charges made under the policy.

We retain the right to decline to process an application within 7 days of our receipt of the completed application for insurance. If we decline to process the application, we will return the premium paid. Even if we have approved the application for processing, we retain the right to decline to issue the policy. If we decline to issue the policy, we will refund the same amount to you as would have been refunded under the policy had it been issued but returned for refund during the Free Look Period.

TRANSFERS
Transfers among available subaccounts or the Guaranteed Interest Account and changes in premium payment allocations may be requested in writing or by calling

800.541.0171, between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time. Written requests for transfers will be executed on the date we receive the request. Telephone transfers will be effective on the date the request is made except as noted below. Unless you elect in writing not to authorize telephone transfers or premium allocation changes, telephone transfer orders and premium allocation changes will be accepted on your behalf from your registered representative. Phoenix and PEPCO, the national distributor for Phoenix, will employ reasonable procedures to confirm that telephone instructions are genuine. They will require verification of account information and will record telephone instructions on tape. All telephone transfers will be confirmed in writing to you. To the extent that Phoenix and PEPCO fail to follow procedures reasonably designed to prevent unauthorized transfers, Phoenix and PEPCO may be liable for following telephone instructions for transfers that prove to be fraudulent. However, you will bear the risk of loss resulting from instructions entered by an unauthorized third party that Phoenix and PEPCO reasonably believe to be genuine. The telephone transfer and allocation change privileges may be modified or terminated at any time. During times of extreme market volatility, these privileges may be difficult to exercise. In such cases, you should submit a written request.

Although currently there is no charge for transfers, in the future, we may charge a fee of $10 for each transfer after the first two transfers in a policy year.

You may make only one transfer per policy year from the Guaranteed Interest Account unless

    (1) the transfer(s) are made as part of a Dollar Cost Averaging Program, or

    (2) we agree to make an exception to this rule.

Unless you have elected a Dollar Cost Averaging Program, the amount you may transfer cannot exceed the greater of $1,000 or 25% of the value of the unloaned portion of the Guaranteed Interest Account at the time of the transfer. See "The Guaranteed Interest Account" for more detail.

Because excessive exchanges between subaccounts can deteriorate fund performance, we reserve the right to temporarily or even permanently terminate exchange privileges or reject any specific exchange order from anyone whose transactions appear to us to follow a timing pattern, including those who request more than one exchange out of a subaccount within any 30-day period. We will contact the policyholder prior to invoking any restriction to discuss the situation. We will not accept batched transfer instructions from registered representatives (acting under powers of attorney for multiple policyowners), unless the registered representative's broker-dealer firm and Phoenix have a third-party transfer service agreement.

OPTIONAL PROGRAMS AND ADDITIONAL BENEFITS

DOLLAR COST AVERAGING PROGRAM
You may elect to transfer funds automatically among the subaccounts or the Guaranteed Interest Account on a monthly, quarterly, semiannual or annual basis under the Systematic Transfers for Dollar Cost Averaging Program ("Dollar Cost Averaging Program"). Under the Dollar Cost Averaging Program, the minimum transfer amounts are:

[diamond] $25 monthly,
[diamond] $75 quarterly,
[diamond] $150 semiannually, or
[diamond] $300 annually.

You must have an initial value of $2,000 in the Guaranteed Interest Account or the subaccount from which funds will be transferred ("sending subaccount"). If the value in that subaccount or the Guaranteed Interest Account drops below the amount to be transferred, the entire remaining balance will be transferred and all systematic transfers stop. Funds may be transferred from only one sending subaccount or the Guaranteed Interest Account, but may be allocated to more than one subaccount ("receiving subaccounts").

Under the Dollar Cost Averaging Program, you may transfer approximately equal amounts from the Guaranteed Interest Account over a period of 6 months or longer. Transfers under the Dollar Cost Averaging Program are not subject to the general restrictions on transfers from the Guaranteed Interest Account and do not count against any limit on transfers per year. There is no charge for this program.

Upon completion of the Dollar Cost Averaging Program, you must notify VULA at
800.541.0171 or in writing to VPMO to start another Dollar Cost Averaging
Program.

Only one Dollar Cost Averaging Program can be active at any time. All transfers under this program will be made on the basis of the Guaranteed Interest Account and subaccount on the first day of the month following our receipt of the transfer request. If the first day of the month falls on a holiday or weekend, then the transfer will be processed on the next business day.

The Dollar Cost Averaging Program does not ensure a profit nor guarantee against a loss in a declining market.

AUTOMATIC ASSET REBALANCING
Automated asset rebalancing permits you to maintain a specified whole number percentage of your account value in any combination of subaccounts and the Guaranteed Interest Account. We must receive a written request in order to begin your automated asset rebalancing program ("asset rebalancing"). Then, we will make transfers annually on your policy anniversary to readjust your account value to your specified percentages. Asset rebalancing allows you to maintain a specific fund allocation. We will rebalance your policy value only on the policy anniversary. Transfers under this program do not count against any limit on transfers per year and there is no charge for this program.

The effective date of the first asset rebalancing will be the first policy anniversary after we receive your request at VPMO.

You may not participate in both the Dollar Cost Averaging Program and asset rebalancing at the same time.

ADDITIONAL RIDER BENEFITS
You may elect additional benefits under your policy. These benefits are cancelable by you at any time. A charge may be deducted from your policy value for each additional rider benefit chosen. More details will be included in the form of a rider to your policy contract if any of these benefits is chosen. The following benefits are currently available (if approved in your state). Additional riders also may be available as described in your policy.

LIVING BENEFITS
In the event of terminal illness of the insured, an accelerated payment of up to 75% of the policy's death benefit (up to a maximum of $250,000) is available if a Living Benefits Option has been exercised. The minimum face amount of the policy after such accelerated benefit payment is $10,000. There is no charge for this additional benefit.

ACCOUNT VALUATION PROCEDURES

VALUATION DATE
A Valuation Date is every day the New York Stock Exchange is open for trading and we are open for business. On each Valuation Date, the value of the Account is determined at the close of the New York Stock Exchange (currently 4:00 p.m. Eastern Time).

VALUATION PERIOD
A valuation period is that period of time from the beginning of the day following a valuation date to the end of the next following valuation date.

DETERMINATION OF UNIT VALUES
We establish the unit value of each subaccount on the first valuation date of that subaccount. The value of one unit was set at $1.0000 on the date that assets were first allocated to that subaccount. The unit value of a subaccount on any other valuation date is determined by multiplying the unit value of that subaccount on the just-prior valuation date by the net investment factor for that subaccount for the then-current valuation period. The unit value of each subaccount on a day other than a valuation date is the unit value on the next valuation date. The unit value of each subaccount on a valuation date is determined at the end of that day.

NET INVESTMENT FACTOR
The net investment factor for any valuation period is equal to 1.000000 plus the applicable net investment rate for such valuation period. A net investment factor may be more or less than 1.000000 depending on whether the assets gained or lost value that day. To determine the net investment rate for any valuation period for each subaccount, the following steps are taken: (a) the aggregate accrued investment income and capital gains and losses, whether realized or unrealized, excluding any transactions, of the subaccount for such valuation period is computed, (b) the result from (a) is then adjusted by the sum of the charges and credits for any applicable income taxes, and (c) the result from (b) is divided by the aggregate unit values in the subaccount at the beginning of the valuation period.

DEATH BENEFIT

GENERAL
The policy provides a level death benefit. The death benefit equals the policy's face amount on the date of the death of the insured or, if greater, the minimum death benefit on the date of death.

The minimum death benefit is the policy value on the date of death of the insured multiplied by a percentage determined from a table contained in the policy. This percentage will be based on the insured's attained age at the beginning of the policy year in which the death occurs.

We pay the death benefit to the designated beneficiary when the insured dies. Upon receiving due proof of death, we pay the beneficiary the death benefit amount determined as of the date the insured dies. The beneficiary may direct us to pay all or part of the benefit in cash or to apply it under one or more of our payment options.

The policy is intended to qualify as a life insurance contract under the Internal Revenue Code for Federal tax purposes, and the death benefit to qualify for exclusion from tax. To qualify as life insurance under current federal tax laws, the policy has a minimum face amount of insurance (as shown on the schedule page of the policy contract ).

The minimum face amount under this policy is determined using the Guideline Premium Test.

Under the Guideline Premium Test, the minimum face amount of insurance is determined by multiplying the policy value by a minimum face amount factor which varies by the age of the insured.

Face amount increases or decreases are not allowed.

SURRENDERS

GENERAL
At any time during the lifetime of the insured(s) and while the policy is in force, you may partially or fully surrender the policy by sending to VPMO a written release and surrender in a form satisfactory to us. We may also require you to send the policy to us. The amount available for surrender is the cash surrender value at the end of the valuation period during which the surrender request is received at VPMO.

FREE WITHDRAWALS
Your policy allows for a free withdrawal once each year. The free withdrawal amount is the amount of your policy value we permit you to withdraw each year without being charged a surrender penalty.

Once each policy year, you may withdraw an amount equal to the greater of your penalty free earnings on the policy and 10% of the single premium (free allowable amount) without the imposition of a surrender charge.

The penalty free earnings portion of your policy is equal to your policy value less the amount of the single premium.

The single premium amount will be reduced by portions of prior withdrawals you have made.

The portion of previous partial surrenders that reduce the amount of your single premium are withdrawals that you made that were in excess of your free allowable amount, including surrender charges on those withdrawals.

The free allowable amount will automatically be calculated and processed when full or partial surrenders are requested.

FULL SURRENDERS
If the policy is being fully surrendered, the policy itself must be returned to VPMO, along with the written release and surrender of all claims in a form satisfactory to us. You may elect to have the amount paid in a lump sum or under a payment option. See "Conditional Charges--Surrender Charge" and "Payment Options."

PARTIAL SURRENDERS
You may obtain a partial surrender of the policy by requesting a portion of the policy's cash surrender value. It is possible to do this with a written request to VPMO at any time during the lifetime of the insured, while the policy is in force. We may require the return of the Policy before payment is made. A partial surrender will be effective on the date the written request is received or, if required, the date the policy is received by us. Surrender proceeds may be applied under any of the payment options described under "Payment of Proceeds--Payment Options."

We reserve the right not to allow partial surrenders of less than $500. In addition, if the share of the policy value in any subaccount or in the Guaranteed Interest Account is reduced as a result of a partial surrender and is less than $500, we reserve the right to require surrender of the entire remaining balance in that subaccount or the Guaranteed Interest Account.

Upon partial or full surrender, we generally will pay to you the amount surrendered within seven days after we receive the written request for the surrender. Under certain circumstances, the surrender payment may be postponed. See "General Provisions--Postponement of Payments." For a discussion of the federal tax effects of partial and full surrenders, see "Federal Tax Considerations."

Cash payment will be made in a single sum, ordinarily within seven days after receipt of such notice. However, redemption and payment may be delayed under certain circumstances. See "Deferment of Payment." There may be adverse tax consequences to certain surrenders and partial withdrawals.

Any request for a withdrawal from, or complete surrender of, a policy should be mailed to:

    PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS
    PO BOX 8027
    BOSTON, MASSACHUSETTS 02266-8027

PARTIAL SURRENDER: EFFECT ON DEATH BENEFIT
A partial surrender will generally decrease the death benefit. Your death benefit will be reduced on a pro rata basis. For example, a $10,000 partial surrender from a policy with a $100,000 policy value will result in a 10% reduction in the death benefit. A decrease in the death benefit may have certain tax consequences. See "Federal Tax Considerations."

POLICY LOANS
You can take a loan against your policy any time while the policy is in force. The maximum loan is:


[diamond] 90% of your policy value at the time the loan is taken; less

[diamond] any applicable surrender charges; less

[diamond] any outstanding policy debt before the loan is taken.


Your policy must be assigned to us as collateral for the loan. At the time you take a loan, we establish a Loan Account on your policy. The Loan Account is an account that holds policy value which is used to secure your loan.

SOURCE OF LOAN
We deduct your requested loan amount from the subaccounts and the Guaranteed Interest Account, based on the allocation requested at the time of the loan. We liquidate shares taken from the subaccounts and transfer the resulting dollars to the Loan Account.

INTEREST CHARGED ON LOANS
You will pay interest on the loan at the following noted effective annual rates, compounded daily and payable in arrears:
     o 6% in policy year 1
     o 8% in policy years 2+

Interest accrues daily and is due and payable on the policy anniversary. If you do not pay the interest when due, it will be added to your outstanding debt. We treat any interest which has been capitalized the same as if it were a new loan. We deduct this capitalized interest from the subaccounts and the Guaranteed Interest Account in proportion to the account value in each.

INTEREST CREDITED TO THE LOAN ACCOUNT AND PREFERRED LOANS
We will pay interest on the Loan Account at the annual rate of 6%.

The initial policy loan plus any additional loans which do not exceed the penalty free earnings amount on the policy will be considered "preferred loans". We will charge preferred loans interest at a rate of 6%.

Interest Charged           Interest Credited           Net
----------------           -----------------           ---
6%-policy year 1                    6%                 0%
8%-policy years 2+                  6%                 2%

REPAYMENT
You may repay all or part of your policy debt at anytime while the policy is in force.

If you do not repay the loan, we deduct the loan amount due from the cash surrender value or the death benefit.

Failure to repay a policy loan or to pay loan interest will not terminate the policy unless the policy value becomes insufficient to maintain the policy in force.

In the future, Phoenix may not allow policy loans of less than $500, unless such loan is used to pay a premium on another policy issued by Phoenix or its affiliates.

EFFECT OF LOAN
Your policy loan reduces the death benefit and cash surrender value under the policy by the amount of the loan. Your repayment of the loan increases the death benefit and cash surrender value by the amount of the repayment.

As long as a loan is outstanding, a portion of your policy value equal to the loan is held in the Loan Account. The subaccount's investment performance does not affect this amount. Also, you may be subject to tax consequences if your policy is considered a modified endowment contract and you take a loan against the policy.

LAPSE
Unlike conventional life insurance policies, the payment of the issue premium, no matter how large, or the payment of additional premiums will not necessarily continue the policy in force to its maturity date.

If on any monthly calculation day, the policy value is less than the required monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to 3 times the required monthly deduction.

During the grace period, the policy will continue in force but subaccount transfers, loans, partial or full surrenders will not be permitted. Failure to pay the additional amount within the grace period will result in lapse of the policy, but not before 30 days after we have mailed written notice to you. If a premium payment for the additional amount is received by us during the grace period, any amount of premium over what is required to prevent lapse will be allocated among the subaccounts or to the Guaranteed Interest Account according to the current premium allocation schedule.

In determining the amount of "excess" premium to be applied to the subaccounts or the Guaranteed Interest Account, we will deduct the amount needed to cover any monthly deductions made during the grace period. If the insured dies during the grace period, the death benefit will equal the amount of the death benefit immediately prior to the commencement of the grace period.


                      PART II--ADDITIONAL POLICY PROVISIONS
--------------------------------------------------------------------------------

POSTPONEMENT OF PAYMENTS
Payment of any amount upon complete or partial surrender policy loan or benefits payable at death (in excess of the initial face amount) or maturity may be postponed:

[diamond] for up to 6 months from the date of the request, for any transactions dependent upon the value of the Guaranteed Interest Account;

[diamond] whenever the New York Stock Exchange is closed other than for customary weekend and holiday closings or trading on the New York Stock Exchange is restricted as determined by the SEC; or

[diamond] whenever an emergency exists per the SEC, as a result of which
          o disposal of securities is not reasonably practicable or
          o it is not reasonably practicable to determine the value of the Account's net assets.

Transfers may also be postponed under these circumstances.

PAYMENT BY CHECK
Payments under the policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank.

THE CONTRACT
The policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the policy. The statements are considered representations and not warranties. Only an executive officer of the Company can agree to change or waive any provisions of the policy.

SUICIDE
If the insured commits suicide within 2 years after the policy's date of issue, the policy will stop and become void. We will pay you the policy value adjusted by the addition of any monthly deductions and other fees and charges, minus any debt owed to us under the policy.

INCONTESTABILITY
We cannot contest this policy or any attached rider after it has been in force during the insured's lifetime or for 2 years from the policy date.

CHANGE OF OWNER OR BENEFICIARY
The beneficiary, as named in the policy application or as subsequently changed, will receive the policy benefits at the insured's death. If the named beneficiary dies before the insured, the contingent beneficiary, if named, becomes the beneficiary. If no beneficiary survives the insured, the death benefit payable under the policy will be paid to your estate.

As long as the policy is in force, the policyowner and the beneficiary may be changed in writing, satisfactory to us. A change in beneficiary will take effect as of the date the notice is signed, whether or not the insured is living when we receive the notice. We will not, however, be liable for any payment made or action taken before receipt of the notice.

ASSIGNMENT
The policy may be assigned. We will not be bound by the assignment until a written copy has been received and we will not be liable with respect to any payment made prior to receipt. We assume no responsibility for determining whether an assignment is valid.

MISSTATEMENT OF AGE OR SEX
If the age or sex of the insured has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex.


SURPLUS
Policies issued on or after the date of Phoenix's demutualization, June 25, 2001, will not be eligible to share in Phoenix's profits or surplus earnings. The demutualization will not change any eligibility, described in the next paragraph, of a policy owned prior to the date of demutualization.

You may share in divisible surplus of Phoenix to the extent decided annually by the Phoenix Board of Directors. However, it is not currently expected that the Board will authorize these payments since you will be participating directly in the subaccount's investment results.



PAYMENT OF PROCEEDS
--------------------------------------------------------------------------------

SURRENDER AND DEATH BENEFIT PROCEEDS
Death benefit proceeds and the proceeds of full or partial surrenders will be processed at unit values next computed after we receive the request for surrender or due proof of death, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within 7 days, unless another payment option has been elected. Payment of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated (e.g., to ensure payment of the proper amount to the proper payee). Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry.

You may elect a payment option for payment of the death proceeds to the beneficiary. You may revoke or change a prior election, unless such right has been waived. The beneficiary may make or change an election before payment of the death proceeds, unless you have made an election that does not permit such further election or changes by the beneficiary.

A written request in a form satisfactory to us is required to elect, change or revoke a payment option.

If the policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.

PAYMENT OPTIONS
All or part of the surrender or death proceeds of a policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future.

The minimum amount of surrender or death benefit proceeds that may be applied under any payment option is $1,000.

OPTION 1--LUMP SUM
Payment is paid in one lump sum.

OPTION 2--LEFT TO EARN INTEREST
A payment of interest is paid during the payee's lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year.

OPTION 3--PAYMENT FOR A SPECIFIC PERIOD
Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year.

OPTION 4--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN
Equal installments are paid until the later of:

[diamond] the death of the payee; or

[diamond] the end of the period certain.

The first payment will be on the date of settlement.

The period certain must be chosen at the time this option is elected. The periods certain that you may choose from are as follows:

[diamond] 10 years;

[diamond] 20 years; or

[diamond] until the installments paid refund the amount applied under this option.

If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.

Any life annuity provided under Option 4 is computed using an interest rate guaranteed to be no less than 3-3/8% per year, but any life annuity providing a period certain of 20 years or more is computed using an interest rate guaranteed to be no less than 3-1/4% per year.

OPTION 5--LIFE ANNUITY
Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Any life annuity as may be provided under Option 5 is computed using an interest rate guaranteed to be no less than 3-1/2% per year.

OPTION 6--PAYMENTS OF A SPECIFIED AMOUNT
Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the remaining principal at a guaranteed rate of at least 3% per year. This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in one sum on the date credited.

OPTION 7--JOINT SURVIVORSHIP ANNUITY WITH 10-YEAR PERIOD CERTAIN
The first payment will be on the date of settlement. Equal installments are paid until the latest of:

[diamond] the end of the 10-year period certain;

[diamond] the death of the insured; or

[diamond] the death of the other named annuitant.

The other annuitant must have attained age 40, must be named at the time this option is elected and cannot later be changed. Any joint survivorship annuity that may be provided under this option is computed using a guaranteed interest rate to equal at least 3-3/8% per year.

For additional information concerning the above payment options, see the policy.


                      PART III--OTHER IMPORTANT INFORMATION
--------------------------------------------------------------------------------


FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------

INTRODUCTION
The ultimate effect of federal income taxes on values under the Account and on the economic benefit to you or your beneficiary depends on our income tax status and upon the income tax status of the individual concerned. This discussion is general in nature and is not intended as income tax advice. For complete information on federal and state income tax considerations, a qualified income tax advisor should be consulted. No attempt is made to consider any estate and inheritance taxes, or any state, local or other income tax laws. Because this discussion is based upon our understanding of federal income tax laws as they are currently interpreted, we cannot guarantee the income tax status of any policy.

The Internal Revenue Service ("IRS") makes no representation regarding the likelihood of continuation of current federal income tax laws, Treasury regulations or of the current interpretations. We reserve the right to make changes to the policy to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.

PHOENIX'S INCOME TAX STATUS
We are taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). For federal income tax purposes, neither the Account nor the Guaranteed Interest Account is a separate entity from Phoenix and their operations form a part of Phoenix.

Investment income and realized capital gains on the assets of the Account are reinvested and taken into account in determining the value of the Account. Investment income of the Account, including realized net capital gains, is not taxed to us. Due to our income tax status under current provisions of the Code, no charge currently will be made to the Account for our federal income taxes which may be attributable to the Account. We reserve the right to make a deduction for taxes if our federal income tax treatment is determined to be other than what we currently believe it to be, if changes are made affecting the income tax treatment to our variable life insurance contracts, or if changes occur in our income tax status. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the Account.

POLICY BENEFITS

DEATH BENEFIT PROCEEDS
The policy, whether or not it is a "modified endowment contract" (see "Modified Endowment Contracts"), should be treated as meeting the definition of a life insurance contract for federal income tax purposes under Section 7702 of the Code. As such, the death benefit proceeds thereunder should be excludable from the gross income of the beneficiary under Code Section 101(a)(1). Also, a policyowner should not be considered to be in constructive receipt of the cash value, including investment income. See the sections below on possible taxation of amounts received under the policy, via full surrender, partial surrender or loan.

Code Section 7702 imposes certain conditions with respect to premiums received under a policy. We monitor the premiums to assure compliance with such conditions. However, if the premium limitation is exceeded during the year, we may return the excess premium, with interest, to the policyowner within 60 days after the end of the policy year, and maintain the qualification of the policy as life insurance for federal income tax purposes.

FULL SURRENDER
Upon full surrender of a policy for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes. The full surrender of a policy that is a modified endowment contract may result in the imposition of an additional 10% tax on any income received.

PARTIAL SURRENDER
If the policy is a modified endowment contract, partial surrenders are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on "Modified Endowment Contracts" below.

If the policy is not a modified endowment contract, partial surrenders still may be taxable, as follows. Code Section 7702(f)(7) provides that where a reduction in death benefits occurs during the first 15 years after a policy is issued and there is a cash distribution associated with that reduction, the policyowner may be taxed on all or a part of the amount distributed. A reduction in death benefits may result from a partial surrender. After 15 years, the proceeds will not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered.

Consult with your income tax advisor in advance of a proposed decrease in death benefits or a partial surrender as to the portion, if any, which would be subject to tax, and in addition as to the impact such partial surrender might have under the new rules affecting modified endowment contracts.

LOANS
We believe that any loan received under a policy will be treated as your indebtedness. If the policy is a modified endowment contract, loans are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. Please see the discussion on modified endowment contracts and note that it is more likely than not that these policies will become modified endowment contracts. If the policy is not a modified endowment contract, we believe that no part of any loan under a policy will constitute income to you.

The deductibility by a policyowner of loan interest under a policy may be limited under Code Section 264, depending on the circumstances. A policyowner intending to fund premium payments through borrowing should consult a tax advisor with respect to tax consequences. Under the "personal" interest limitation provisions of the Code, interest on policy loans used for personal purposes is not tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax advisor for further guidance.

BUSINESS-OWNED POLICIES
If a business or a corporation owns the policy, the Code may impose additional restrictions. The Code limits the interest deduction on business-owned policy loans and may impose tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.

MODIFIED ENDOWMENT CONTRACTS

GENERAL
Pursuant to Code Section 72(e), loans and other amounts received under modified endowment contracts will, in general, be taxed to the extent of accumulated income (generally, the excess of cash value over premiums paid). Life insurance policies can be modified endowment contracts if they fail to meet what is known as "the 7-pay test."

This test compares your policy to a hypothetical life insurance policy of equal face amount which requires 7 equal annual premiums to be "fully paid-up," providing a level death benefit with no further premiums. A policy becomes a modified endowment contract, if, at any time during the first 7 years, the cumulative premium paid on the policy exceeds the cumulative premium that would have been paid under the hypothetical policy. Premiums paid during a policy year but which are returned by us with interest within 60 days after the end of the policy year will be excluded from the 7-pay test. A life insurance policy received in exchange for a modified endowment contract will be treated as a modified endowment contract.

REDUCTION IN BENEFITS DURING THE FIRST 7 YEARS
If there is a reduction in death benefits during the first 7 policy years, the premiums are redetermined for purposes of the 7-pay test as if the policy originally had been issued at the reduced death benefit level and the new limitation is applied to the cumulative amount paid for each of the first 7 policy years.

DISTRIBUTIONS AFFECTED
If a policy fails to meet the 7-pay test, it is considered a modified endowment contract only as to distributions in the year in which the test is failed and all subsequent policy years. However, distributions made in anticipation of such failure (there is a presumption that distributions made within 2 years prior to such failure were "made in anticipation") also are considered distributions under a modified endowment contract. If the policy satisfies the 7-pay test for 7 years, distributions and loans generally will not be subject to the modified endowment contract rules.

PENALTY TAX
Any amounts taxable under the modified endowment contract rule will be subject to an additional 10% excise tax, with certain exceptions. This additional tax will not apply in the case of distributions that are:

[diamond] made on or after the taxpayer attains age 59 1/2;

[diamond] attributable to the taxpayer's disability (within the meaning of Code
          Section 72(m)(7)); or

[diamond] part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his beneficiary.

MATERIAL CHANGE RULES

Any determination of whether the policy meets the 7-pay test will begin again any time the policy undergoes a "material change," which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, with the following two exceptions:


[diamond] First, if an increase is attributable to premiums paid "necessary to fund" the lowest death benefit and qualified additional benefits payable in the first 7 policy years or to the crediting of interest or dividends with respect to these premiums, the "increase" does not constitute a material change.

[diamond] Second, to the extent provided in regulations, if the death benefit or qualified additional benefit increases as a result of a cost-of-living adjustment based on an established broad-based index specified in the policy, this does not constitute a material change if:
          o the cost-of-living determination period does not exceed the remaining premium payment period under the policy; and
          o the cost-of-living increase is funded ratably over the remaining premium payment period of the policy.

A reduction in death benefits is not considered a material change unless accompanied by a reduction in premium payments.

A material change may occur at any time during the life of the policy (within the first 7 years or thereafter), and future taxation of distributions or loans would depend upon whether the policy satisfied the applicable 7-pay test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.

SERIAL PURCHASE OF MODIFIED ENDOWMENT CONTRACTS
All modified endowment contracts issued by the same insurer (or affiliated companies of the insurer) to the same policyowner within the same calendar year will be treated as one modified endowment contract in determining the taxable portion of any loans or distributions made to the policyowner. The U.S. Treasury has been given specific legislative authority to issue regulations to prevent the avoidance of the new distribution rules for modified endowment contracts.

A qualified income tax advisor should be consulted about the income tax consequences of the purchase of more than one modified endowment contract within any calendar year.

LIMITATIONS ON UNREASONABLE MORTALITY AND EXPENSE CHARGES
The Code imposes limitations on unreasonable mortality and expense charges for purposes of ensuring that a policy qualifies as a life insurance contract for federal income tax purposes. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the policy, unless U.S. Treasury regulations prescribe a higher level of charge. In addition, the expense charges taken into account under the guideline premium test are required to be reasonable, as defined by U.S. Treasury regulations. We will comply with the limitations for calculating the premium we are permitted to receive from you.

DIVERSIFICATION STANDARDS
To comply with the Diversification Regulations under Code Section 817(h), each series of the fund is required to diversify its investments. The Diversification Regulations generally require that on the last day of each calendar quarter the series assets be invested in no more than:

[diamond] 55% in any 1 investment

[diamond] 70% in any 2 investments

[diamond] 80% in any 3 investments

[diamond] 90% in any 4 investments

A "look-through" rule applies to treat a pro rata portion of each asset of a series as an asset of the Account; therefore, each series of the Fund will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

The general diversification requirements are modified if any of the assets of the Account are direct obligations of the U.S. Treasury. In this case, there is no limit on the investment that may be made in U.S. Treasury securities. For purposes of determining whether assets other than U.S. Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the Account's investment in U.S. Treasury securities. Notwithstanding this modification of the general diversification requirements, the portfolios of the funds will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts that must comply with these standards.

In connection with the issuance of the Diversification Regulations, the U.S. Treasury announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. It is possible that a revenue ruling or other form of administrative pronouncement in this regard may be issued in the near future. It is not clear, at this time, what such a revenue ruling or other pronouncement would provide. It is possible that the policy may need to be modified to comply with such future U.S. Treasury announcements. For these reasons, we reserve the right to modify the policy, as necessary, to prevent you from being considered the owner of the assets of the Account.

We intend to comply with the Diversification Regulations to assure that the policies continue to qualify as a life insurance contract for federal income tax purposes.

CHANGE OF OWNERSHIP OR INSURED OR ASSIGNMENT
Changing the policyowner or the Insured or an exchange or assignment of the policy may have tax consequences depending on the circumstances. Code Section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same insured. If the surrendered policy is subject to a policy loan, this may be treated as the receipt of money on the exchange.

We recommend that any person contemplating such actions consult an income tax advisor.

OTHER TAXES
Federal estate tax, state and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policyowner or beneficiary.

We do not make any representations or guarantees regarding the tax consequences of any policy with respect to these types of taxes.


VOTING RIGHTS
--------------------------------------------------------------------------------


We will vote the funds' shares held by the subaccounts at any regular and special meetings of shareholders of the funds. To the extent required by law, such voting will be pursuant to instructions received from you. However, if the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result, we decide that we are permitted to vote the funds' shares at our own discretion, we may elect to do so.

The number of votes that you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Funds' shares held in a subaccount for which no timely instructions are received, and funds' shares which are not otherwise attributable to policyowners, will be voted by Phoenix in proportion to the voting instructions that are received with respect to all policies participating in that subaccount. Instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast by Phoenix.

You will receive proxy materials, reports and other materials related to the funds.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of one or more of the portfolios of the funds or to approve or disapprove an investment advisory contract for the funds. In addition, Phoenix may disregard voting instructions in favor of changes initiated by a policyowner in the investment policies or the investment advisor of the funds if the proposed change is contrary to state law or prohibited by state regulatory authorities or the change would have an adverse effect on the General Account or create liability on the part of Phoenix because the proposed investment policy for a series may result in overly speculative or unsound investments contrary to state law. In the event Phoenix does disregard voting instructions, a summary of that action and the reasons for such action would be promptly reported to policyowners.


THE DIRECTORS AND EXECUTIVE OFFICERS OF PHOENIX
--------------------------------------------------------------------------------

Phoenix is managed by its Board of Directors. The following are the Directors and Executive Officers of Phoenix:


NAME                       PRINCIPAL OCCUPATION
----                       --------------------
DIRECTORS

Sal H. Alfiero             Chairman and Chief
                           Executive Officer
                           Protective Industries LLC
                           Buffalo, NY
                           Various positions with
                           Mark IV Industries

J. Carter Bacot            Director (retired Chairman and
                           Chief Executive Officer)
                           The Bank of New York
                           New York, NY

Peter C. Browning          Chairman of the Board
                           NUCOR
                           Charlotte, NC
                           Various positions with
                           Sunoco Products Company

Arthur P. Byrne            President, Chief Executive
                           Officer and Chairman
                           The Wiremold Company
                           West Hartford, CT
                           Various positions with
                           The Wiremold Company

Sanford Cloud, Jr.         President and Chief Executive
                           Officer, The National Conference
                           for Community
                           and Justice
                           New York, NY

Richard N. Cooper          Mauritus C. Boas Professor
                           Center for International Affairs
                           Harvard University
                           Cambridge, MA
                           Formerly Chairman of Central
                           Intelligence Agency; Professor,
                           Harvard University

Gordon J. Davis, Esq.      President
                           Lincoln Center for
                           Performing Arts
                           New York, NY
                           Formerly Partner of LeBoeuf,
                           Lamb, Greene & MacRae

Robert W. Fiondella        Chairman and Chief
                           Executive Officer
                           Phoenix Life Insurance Company
                           Hartford, CT
                           Various positions with
                           Phoenix Life Insurance Company
                           and its various subsidiaries

John E. Haire              President
                           The Fortune Group
                           New York, NY
                           Executive Vice President,
                           Time, Inc.
                           Formerly Publisher,
                           Time Magazine

Jerry J. Jasinowski        President
                           National Association of
                           Manufacturers
                           Washington, D.C.
                           Various positions with National
                           Association of Manufacturers

Thomas S. Johnson          Chairman and Chief Executive
                           Officer
                           Greenpoint Financial Corporation
                           New York, NY

John W. Johnstone          Retired.
                           Formerly Chairman and
                           Chief Executive Officer,
                           Olin Corporation

Marilyn E. LaMarche        Limited Managing Director
                           Lazard Freres & Co. LLC
                           New York, NY
                           Various positions with
                           Lazard Freres & Co. LLC

Philip R. McLoughlin       Executive Vice President and
                           Chief Investment Officer
                           Phoenix Life Insurance Company
                           Hartford, CT
                           Various positions with Phoenix
                           Life Insurance Company and its
                           various subsidiaries

Robert F. Vizza            President
                           Dolan Foundations
                           Woodbury, NY
                           Formerly President, Lustgarten
                           Pancreatic Cancer Research
                           Foundation and the Dolan
                           Foundations, President and CEO,
                           St. Francis Hospital

NAME                       PRINCIPAL OCCUPATION
----                       --------------------
DIRECTORS

Robert G. Wilson           Retired.  Consultant for
                           thePit.com; Consultant for
                           Logistics.com and LendingTree.com

Dona D. Young              President and Chief Operating
                           Officer
                           Phoenix Life Insurance Company
                           Hartford, CT
                           Various positions with
                           Phoenix Life Insurance Company
                           and its various subsidiaries

EXECUTIVE OFFICERS

Carl T. Chadburn           Executive Vice President
                           Executive Vice President,
                           The Phoenix Companies, Inc.
                           Various positions with
                           Phoenix Life Insurance Company
                           and its various subsidiaries

Robert W. Fiondella        Chairman and
                           Chief Executive Officer
                           Chairperson and
                           Chief Executive Officer,
                           The Phoenix Companies, Inc.
                           Various positions with Phoenix
                           Life Insurance Company and its
                           various subsidiaries

Philip R. McLoughlin       Executive Vice President
                           Executive Vice President and
                           Chief Investment Officer,
                           The Phoenix Companies, Inc.
                           Various positions with
                           Phoenix Life Insurance Company
                           and its various subsidiaries

David W. Searfoss          Executive Vice President
                           Executive Vice President and
                           Chief Financial Officer,
                           The Phoenix Companies, Inc.
                           Various positions with
                           Phoenix Life Insurance Company
                           and its various subsidiaries

Simon Y. Tan               Executive Vice President
                           Executive Vice President,
                           The Phoenix Companies, Inc.
                           Various positions with
                           Phoenix Life Insurance Company and
                           its various subsidiaries

Dona D. Young              President and Chief Operating
                           Officer
                           Various positions with
                           The Phoenix Companies, Inc.
                           Various positions with
                           Phoenix Life Insurance Company
                           and its various subsidiaries


The above listing reflects positions held during the last 5 years.


SAFEKEEPING OF THE ACCOUNT'S ASSETS
--------------------------------------------------------------------------------

We hold the assets of the Account. They are held separate and apart from our General Account. We maintain records of all purchases and redemptions of shares of the funds.


SALES OF POLICIES
--------------------------------------------------------------------------------


Policies may be purchased from registered representatives of WS Griffith Securities, Inc. (formerly known as W.S. Griffith & Co., Inc.) ("WSG"), a New York corporation incorporated on August 7, 1970, licensed to sell Phoenix insurance policies as well as policies, annuity contracts and funds of companies affiliated with Phoenix. WSG is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc., and is an affiliate of Phoenix. WSG is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. Phoenix Equity Planning Corporation ("PEPCO") serves as national distributor of the policies. PEPCO is located at 56 Prospect Street, Hartford, Connecticut. PEPCO is also an indirect, wholly-owned subsidiary of The Phoenix Companies and is an affiliate of Phoenix.

Policies may also be purchased through other broker-dealers or entities registered under or exempt under the Securities Exchange Act of 1934, whose representatives are authorized by applicable law to sell contracts under terms of agreement provided by PEPCO.


In addition to reimbursing PEPCO for its expenses, we pay PEPCO an amount equal to up to 7.25% of the payments made under the policy. PEPCO pays any qualified distribution organization an amount which may not exceed 7.25% of the payments under the policy. Any such amount paid with respect to policies sold through other broker-dealers will be paid by us to or through PEPCO. The amounts paid are not deducted from the payments. Deductions for surrender charges (as described under "Surrender Charges") may be used as reimbursement for commission payments.

STATE REGULATION
--------------------------------------------------------------------------------


Phoenix is subject to the provisions of the New York insurance law applicable to life insurance companies and to regulation and supervision by the New York Superintendent of Insurance. Phoenix also is subject to the applicable insurance laws of all the other states and jurisdictions in which it does an insurance business.


State regulation of Phoenix includes certain limitations on the investments which we may make, including investments for the Account and the Guaranteed Interest Account. This regulation does not include, however, any supervision over the investment policies of the Account.


REPORTS
--------------------------------------------------------------------------------

All policyowners will be furnished with those reports required by the 1940 Act and related regulations or by any other applicable law or regulation.


LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

The Account is not engaged in any litigation. Phoenix is not involved in any litigation that would have a material adverse effect on our ability to meet our obligations under the policies.



LEGAL MATTERS
--------------------------------------------------------------------------------

Richard J. Wirth, Counsel of Phoenix Life Insurance Company, has passed upon the organization of Phoenix, our authority to issue variable life insurance policies and the validity of the policy, and upon legal matters relating to the federal securities and income tax laws for the Company.



REGISTRATION STATEMENT
--------------------------------------------------------------------------------

A registration statement has been filed with the SEC, under the Securities Act of 1933 ("1933 Act") with respect to the securities offered. This prospectus is a summary of the contents of the policy and other legal documents and does not contain all the information set forth in the registration statement and its exhibits. We refer you to the registration statement and its exhibits for further information concerning the Account, the Company and the policy.


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


The financial statements of the Account as of December 31, 2000, and the results of its operations and its changes in net assets for the periods indicated and the consolidated financial statements of Phoenix as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 appear in the pages that follow. The consolidated financial statements of Phoenix included herein should be considered only as bearing upon the ability of Phoenix to meet its obligations under the policies. You should not consider them as bearing on the investment performance of the assets held in the Account or on the Guaranteed Interest Account that we credit during a guarantee period. In addition, the Unaudited Interim Statutory Financial Statements of Phoenix Life Insurance Company as of June 30, 2001 and the results of its operations and cash flows for the periods indicated also appear in the pages that follow.

SPVL
--------------------------------------------------------------------------------
                    ANNUAL REPORT
--------------------------------------------------------------------------------

          Phoenix
        Edge(R)-SPVL


                    PHOENIX HOME LIFE
                    VARIABLE UNIVERSAL LIFE ACCOUNT
                    DECEMBER 31, 2000


                    [Logo] PHOENIX WEALTH MANAGEMENT (SM)

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2000

                                                 ENGEMANN            SANFORD        ENGEMANN          SENECA           GOODWIN
                                                  NIFTY             BERNSTEIN        CAPITAL         STRATEGIC          MONEY
                                                  FIFTY              MID CAP         GROWTH            THEME            MARKET
                                                SUBACCOUNT         SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                              --------------     --------------    -------------    -------------    -------------
ASSETS
   Investments at cost                         $      9,143       $     12,534      $    27,771      $     2,409      $    19,127
                                              ==============     ==============    =============    =============    =============
   Investments at market                       $      9,147       $     13,676      $    25,396      $     2,065      $    19,127
                                              --------------     --------------    -------------    -------------    -------------
         Total assets                          $      9,147       $     13,676      $    25,396      $     2,065      $    19,127
LIABILITIES
   Accrued expenses to related party                    -                  -                -                -                -
                                              --------------     --------------    -------------    -------------    -------------
NET ASSETS                                     $      9,147       $     13,676      $    25,396      $     2,065      $    19,127
                                              ==============     ==============    =============    =============    =============
Accumulation units outstanding                        9,143             12,454           27,752            2,129           19,021
                                              ==============     ==============    =============    =============    =============
Unit value                                     $   1.000369       $   1.098087      $  0.915085      $  0.970013      $  1.005583
                                              ==============     ==============    =============    =============    =============

                                                  GOODWIN                                              WANGER          TEMPLETON
                                                MULTI-SECTOR       WANGER U.S.        WANGER          FOREIGN        INTERNATIONAL
                                                   FIXED            SMALL CAP      INTERNATIONAL       FORTY             FUND
                                                SUBACCOUNT         SUBACCOUNT        SUBACCOUNT      SUBACCOUNT        SUBACCOUNT
                                              --------------     --------------    -------------    -------------    -------------
ASSETS
     Investments at cost                       $      2,712       $      1,597      $     1,597      $     6,096      $    12,454
                                              ==============     ==============    =============    =============    =============
     Investments at market                     $      2,691       $      1,686      $     1,576      $     6,311      $    13,092
                                              --------------     --------------    -------------    -------------    -------------
         Total assets                                 2,691              1,686            1,576            6,311           13,092
LIABILITIES
     Accrued expenses to related party                    -                  -                -                -                -
                                              --------------     --------------    -------------    -------------    -------------
NET ASSETS                                     $      2,691       $      1,686      $     1,576      $     6,311      $    13,092
                                              ==============     ==============    =============    =============    =============
Accumulation units outstanding                        2,662              1,597            1,597            6,096           12,454
                                              ==============     ==============    =============    =============    =============
Unit value                                     $   1.011181       $   1.056001      $  0.986850      $  1.035331      $  1.051239
                                              ==============     ==============    =============    =============    =============

                                                                     ALGER
                                                                    AMERICAN
                                               JANUS EQUITY         LEVERAGED
                                                  INCOME             ALL-CAP
                                                SUBACCOUNT         SUBACCOUNT
                                              --------------     --------------
ASSETS
   Investments at cost                         $      9,189       $      6,096
                                              ==============     ==============
   Investments at market                       $      9,349       $      6,057
                                              --------------     --------------
         Total assets                                 9,349              6,057
LIABILITIES
   Accrued expenses to related party
                                                        -                  -
                                              --------------     --------------
NET ASSETS                                     $      9,349       $      6,057
                                              ==============     ==============
Accumulation units outstanding                        9,143              6,096
                                              ==============     ==============
Unit value                                     $   1.022459       $   0.993600
                                              ==============     ==============

                       See Notes to Financial Statements

                             STATEMENT OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000


                                                                                      SANFORD         ENGEMANN           SENECA
                                                                    ENGEMANN         BERNSTEIN         CAPITAL          STRATEGIC
                                                                  NIFTY FIFTY         MID-CAP          GROWTH             THEME
                                                                  SUBACCOUNT(3)    SUBACCOUNT(1)    SUBACCOUNT(1)     SUBACCOUNT(1)
                                                                 --------------    -------------    -------------    -------------
Investment income
     Distributions                                                $         -       $         80     $        -       $        -
                                                                 --------------    -------------    -------------    -------------
Expenses
     Mortality, expense risk and administrative charges                     -                 80              -                -
                                                                 --------------    -------------    -------------    -------------
Net investment income (loss)                                                -                -                -                -
                                                                 --------------    -------------    -------------    -------------
Net realized gain (loss) from share transactions                            -                -                 (5)             -
Net realized gain distribution from Fund                                    -                -                224              280
Net unrealized appreciation (depreciation) on investment                      4            1,142           (2,375)            (344)
                                                                 --------------    -------------    -------------    -------------
Net gain (loss) on investments                                                4            1,142           (2,156)             (64)
                                                                 --------------    -------------    -------------    -------------
Net increase (decrease) in net assets resulting from operations   $           4     $      1,222     $     (2,156)    $        (64)
                                                                 ==============    =============    =============    =============



                                                                                      GOODWIN
                                                                     GOODWIN        MULTI-SECTOR        WANGER           WANGER
                                                                  MONEY MARKET         FIXED          SMALL CAP       INTERNATIONAL
                                                                  SUBACCOUNT(2)    SUBACCOUNT(4)    SUBACCOUNT(4)     SUBACCOUNT(4)
                                                                 --------------    -------------    -------------    -------------
Investment income
     Distributions                                                $         106     $         50     $        -       $        -
Expenses
     Mortality, expense risk and administrative charges                     -                -                -                -
                                                                 --------------    -------------    -------------    -------------
Net investment income (loss)                                                106               50              -                -
                                                                 --------------    -------------    -------------    -------------
Net realized gain (loss) from share transactions                            -                -                -                -
Net realized gain distribution from Fund                                    -                -                -                -
Net unrealized appreciation (depreciation) on investment                    -                (21)              89              (21)
                                                                 --------------    -------------    -------------    -------------
Net gain (loss) on investments                                              -                (21)              89              (21)
                                                                 --------------    -------------    -------------    -------------
Net increase (decrease) in net assets resulting from operations   $         106     $        29      $         89     $        (21)
                                                                 ==============    =============    =============    =============



                                                                                     TEMPLETON                       ALGER AMERICAN
                                                                     WANGER        INTERNATIONAL    JANUS EQUITY       LEVERAGED
                                                                  FOREIGN FORTY         FUND           INCOME            ALLCAP
                                                                  SUBACCOUNT(3)    SUBACCOUNT(1)    SUBACCOUNT(3)    SUBACCOUNT(3)
                                                                 --------------    -------------    -------------    -------------
Investment income
     Distributions                                                $         -       $        -       $         46     $        -
Expenses
     Mortality, expense risk and administrative charges                     -                -                -                -
                                                                 --------------    -------------    -------------    -------------
Net investment income (loss)                                                -                -                 46              -
                                                                 --------------    -------------    -------------    -------------
Net realized gain (loss) from share transactions                            -                -                                 -
Net realized gain distribution from Fund                                    -                -                -                -
Net unrealized appreciation (depreciation) on investment                    215              638              160              (39)
                                                                 --------------    -------------    -------------    -------------
Net gain (loss) on investments                                              215              638              160              (39)
                                                                 --------------    -------- ----    -------------    -------------
Net increase (decrease) in net assets resulting from operations   $         215     $        638     $        206     $        (39)
                                                                 ==============    =============    =============    =============

(1) From inception October 31, 2000 to December 31, 2000
(2) From inception November 29, 2000 to December 31, 2000
(3) From inception December 5, 2000 to December 31, 2000
(4) From inception December 18, 2000 to December 31, 2000



                       See Notes to Financial Statements


                                                STATEMENT OF CHANGES IN NET ASSETS
                                              FOR THE PERIOD ENDED DECEMBER 31, 2000

                                                                    ENGEMANN          SANFORD          ENGEMANN
                                                                      NIFTY          BERNSTEIN          CAPITAL
                                                                      FIFTY           MID-CAP           GROWTH
                                                                  SUBACCOUNT(3)     SUBACCOUNT(1)    SUBACCOUNT(1)
FROM OPERATIONS
     Net investment income (loss)                                 $         -       $         80     $        -
     Net realized gain (loss)                                               -                -                219
     Net unrealized appreciation (depreciation)                               4            1,142           (2,375)
                                                                 --------------    -------------    -------------
     Net increase (decrease) resulting from operations                        4            1,222           (2,156)
                                                                 --------------    -------------    -------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                                 9,162           12,500           27,667
     Participant transfers                                                  -                -                -
     Participant withdrawals                                                (19)             (46)            (115)
                                                                 --------------    -------------    -------------
     Net increase (decrease) in net assets resulting
         from participant transactions                                    9,143           12,454           27,552
                                                                 --------------    -------------    -------------
     Net increase (decrease) in net assets                                9,147           13,676           25,396

NET ASSETS
     Beginning of period                                                    -                -                -
                                                                 --------------    -------------    -------------
     End of period                                                $       9,147     $     13,376     $     25,396
                                                                 ==============    =============    =============


                                                                     SENECA           GOODWIN          GOODWIN
                                                                    STRATEGIC          MONEY        MULTI-SECTOR
                                                                      THEME           MARKET            FIXED
                                                                  SUBACCOUNT(4)    SUBACCOUNT(2)     SUBACCOUNT(4)
                                                                 --------------    -------------    -------------
FROM OPERATIONS
     Net investment income (loss)                                 $         -       $        106     $         50
     Net realized gain (loss)                                               280              -                -
     Net unrealized appreciation (depreciation)                            (344)             -                (21)
                                                                 --------------    -------------    -------------
     Net increase (decrease) resulting from operations                      (64)             106               29
                                                                 --------------    -------------    -------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                                 2,134           19,092            2,667
     Participant transfers                                                  -                (71)             -
     Participant withdrawals                                                 (5)             -                 (5)
                                                                 --------------    -------------    -------------
     Net increase (decrease) in net assets resulting
         from participant transactions                                    2,129           19,021            2,662
                                                                 --------------    -------------    -------------
     Net increase (decrease) in net assets                                2,065           19,127            2,691
NET ASSETS
     Beginning of period                                                    -                -                -
                                                                 --------------    -------------    -------------
     End of period                                                $       2,065     $     19,127     $      2,691
                                                                 ==============    =============    =============




                                                                     WANGER            WANGER          WANGER
                                                                    SMALL CAP      INTERNNATIONAL   FOREIGN FORTY
                                                                  SUBACCOUNT(4)    SUBACCOUNT(4)    SUBACCOUNT(3)
                                                                 --------------    -------------    -------------

FROM OPERATIONS
     Net investment income (loss)                                 $         -       $        -       $        -
     Net realized gain (loss)                                               -                -                -
     Net unrealized appreciation (depreciation)                              89              (21)             215
                                                                 --------------    -------------    -------------
     Net increase (decrease) resulting from operations                       89              (21)             215
                                                                 --------------    -------------    -------------
 FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                                 1,600            1,600            6,108
     Participant transfers                                                  -                -                -
     Participant withdrawals                                                (3)              (3)             (12)
                                                                 --------------    -------------    -------------
     Net increase (decrease) in net assets resulting
         from participant transactions                                    1,597            1,597            6,096
                                                                 --------------    -------------    -------------
     Net increase (decrease) in net assets                                1,686            1,576            6,311
NET ASSETS
     Beginning of period                                                    -                -                -
                                                                 --------------    -------------    -------------
     End of period                                                $       1,686     $      1,576     $      6,311
                                                                 ==============    =============    =============

                      See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000
                                   (CONTINUED)


                                                                                                       ALGER
                                                                    TEMPLETON          JANUS          AMERICAN
                                                                  INTERNATIONAL       EQUITY          LEVERAGED
                                                                       FUND           INCOME            ALLCAP
                                                                  SUBACCOUNT(1)    SUBACCOUNT(3)    SUBACCOUNT(3)
                                                                 --------------    -------------    -------------
FROM OPERATIONS
     Net investment income (loss)                                 $         -      $          46     $        -
     Net realized gain (loss)                                               -                -                -
     Net unrealized appreciation (depreciation)                             638              160              (39)
                                                                 --------------    -------------    -------------
     Net increase (decrease) resulting from operations                      638              206              (39)
                                                                 --------------    -------------    -------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits                                                12,500            9,162            6,108
     Participant transfers                                                  -                -                -
     Participant withdrawals                                                (46)             (19)             (12)
                                                                 --------------    -------------    -------------
     Net increase (decrease) in net assets resulting
         from participant transactions                                   12,454            9,143            6,096
                                                                 --------------    -------------    -------------
     Net increase (decrease) in net assets                               13,092            9,349            6,057
NET ASSETS
     Beginning of period                                                    -                -                -
                                                                 --------------    -------------    -------------
     End of period                                                $      13,092     $      9,349     $      6,057
                                                                 ==============    =============    =============


(1)  From inception October 31, 2000 to December 31, 2000
(2)  From inception November 29, 2000 to December 31, 2000
(3)  From inception December 5, 2000 to December 31, 2000
(4)  From inception December 18, 2000 to December 31, 2000


                       See Notes to Financial Statements

                PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1-ORGANIZATION
   Phoenix Home Life Variable Universal Life Account (the "Account") is a separate investment account of Phoenix Home Life Mutual Insurance Company ("Phoenix"). The Account is organized as a unit investment trust and currently consists of 42 Subaccounts, and invests in a corresponding series (the "Series") of The Phoenix Edge Series Fund, Wanger Advisors Trust, Franklin Templeton Variable Insurance Products Trust, Deutsche Asset Management VIT Funds, Federated Insurance Series, The Universal Institutional Funds, Inc., The Alger American Fund and Fidelity(R) Variable Insurance Products (the "Funds"). As of December 31, 2000, 12 of the available 42 Subaccounts were invested in a corresponding series.

    Each Series has distinct investment objectives. The Phoenix-Goodwin Money Market Series seeks to provide maximum current income consistent with capital preservation and liquidity. The Phoenix-Engemann Capital Growth Series seeks to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Phoenix-Goodwin Multi-Sector Fixed Income Series seeks to provide long-term total return by investing in a diversified portfolio of high yield and high quality fixed income securities. The Phoenix-Oakhurst Strategic Allocation Series seeks to realize as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk by investing in three market segments: stocks, bonds and money market instruments. The Phoenix-Aberdeen International Series seeks as its investment objective a high total return consistent with reasonable risk by investing primarily in an internationally diversified portfolio of equity securities. The Phoenix-Oakhurst Balanced Series seeks to provide reasonable income, long-term growth and conservation of capital. The Phoenix-Duff & Phelps Real Estate Securities Series seeks to achieve capital appreciation and income with approximately equal emphasis through investments in real estate investment trusts and companies that operate, manage, develop or invest in real estate. The Phoenix-Seneca Strategic Theme Series seeks long-term appreciation of capital by investing in securities that the adviser believes are well positioned to benefit from cultural, demographic, regulatory, social or technological changes worldwide. The Phoenix-Aberdeen New Asia Series seeks to provide long-term capital appreciation by investing primarily in diversified equity securities of issuers organized and principally operating in Asia, excluding Japan. The Phoenix-J.P. Morgan Research Enhanced Index Series seeks high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization companies within market sectors reflected in the Standard & Poor's 500 Composite Stock Price Index. The Phoenix-Engemann Nifty Fifty Series seeks to achieve long-term capital appreciation investing in approximately 50 different securities which offer the potential for long-term growth of capital. The Phoenix-Seneca Mid-Cap Growth Series seeks capital appreciation primarily through investments in equity securities of companies that have the potential for above average market appreciation. The Phoenix-Oakhurst Growth and Income Series seeks as its investment objective, dividend growth, current income and capital appreciation by investing in common stocks. The Phoenix-Hollister Value Equity Series seeks to achieve long-term capital appreciation and income by investing in a diversified portfolio of common stocks which meet certain quantitative standards that indicate above average financial soundness and intrinsic value relative to price. The Phoenix-Sanford Bernstein Mid-Cap Value Series seeks to achieve long-term capital appreciation with current income as the secondary investment objective by investing in common stocks of established companies having a strong financial position and a low stock market valuation at the time of purchase which are believed to offer the possibility of increased value. The Wanger U.S. Small Cap Series seeks to achieve long-term capital growth by investing in securities of U.S. companies with stock market capitalization of less than $1 billion. The Wanger International Small Cap Series seeks to achieve long-term capital growth by investing in securities of non-U.S. companies with a stock market capitalization of less than $1 billion. The Templeton Asset Strategy Fund seeks to achieve a high level of total return by investing in stocks and debt obligations of companies and governments and money market instruments seeking high total return. The Templeton Growth Securities Fund seeks to achieve long-term capital growth by investing primarily in common stocks issued by various nations throughout the world, including the U.S. and emerging markets. The Templeton International Securities Fund seeks to achieve long-term capital growth by investing in stocks of companies outside the United States, including emerging markets. The Templeton Developing Markets Securities Fund seeks long-term capital appreciation by investing in equity securities of issuers in countries having developing markets. The Mutual Shares Securities Fund seeks capital appreciation with income as a secondary objective by investing primarily in domestic equity securities believed to be undervalued. The Wanger Twenty Series seeks long-term capital growth by investing in growth common stocks of U.S. companies with market capitalizations of $1 billion to $10 billion, focusing its investments in 20 to 25 U.S. companies. The Wanger Foreign Forty Series seeks long-term capital growth by investing in equity securities of foreign companies with market capitalizations of $1 billion to $10 billion, focusing its investments in 40 to 60 companies in the developed markets. The EAFE(R) Equity Index Fund seeks to match the performance of the Morgan Stanley Capital International EAFE(R) Index by investing in a statistically selected sample of the securities found in the matching fund. The Phoenix-Bankers Trust Dow 30 Series seeks to track the total return of the Dow Jones Industrial Average before fund expenses. The Federated Fund for U.S. Government Securities II seeks high current income by investing in U.S. government securities, including mortgage-backed securities issued by U.S. government agencies. The Federated High Income Bond Fund II seeks high current income by investing in a diversified portfolio of high-yield, lower-rated corporate bonds. The Phoenix-Federated U.S. Government Bond Series seeks to maximize total return by investing in debt obligations of the U.S. Government, its agencies and instrumentalities. The Phoenix-Janus Equity Income Series seeks current income and long-term capital growth. The Phoenix-Janus Growth Series seeks long-term capital growth, consistent with the preservation of capital. The Phoenix-Janus Flexible Income Series seeks to obtain maximum total return, consistent with the preservation of capital. The Phoenix-Morgan Stanley Focus Equity Series seeks capital appreciation by investing in equity securities. The Technology Portfolio seeks long-term capital appreciation by investing in equity securities involved with technology and technology-related industries. The VIP Contrafund Portfolio seeks capital appreciation by investing in equity securities. The VIP Growth Portfolio seeks capital appreciation by investing in equity securities. The VIP Growth Opportunities Portfolio seeks capital appreciation by investing in equity securities. The Alger American Leveraged All-Cap Portfolio seeks long-term capital appreciation and invests primarily in growth stocks. The Phoenix-Engemann Small & Mid-Cap

                PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1-ORGANIZATION
and invests primarily in growth stocks. The Phoenix-Engemann Small & Mid-Cap Growth Series seeks long-term growth of capital by normally investing at least 65% of assets in equities of companies with market capitalizations of less than $1.5 billion. The Phoenix-Bankers Trust Nasdaq-100 Index Series seeks to track the total return of the NASDAQ 100 Index(R) before fund expenses. The Phoenix-Sanford Bernstein Small-Cap Value Series seeks long-term capital appreciation by investing primarily in small-capitalization stocks that the adviser believes to be undervalued. The Phoenix-Sanford Bernstein Global Value Series seeks long-term capital appreciation through investment in equity securities of foreign and U.S. companies. Additionally, policyowners also may direct the allocation of their investments between the Account and the Guaranteed Interest Account of the general account of Phoenix.

NOTE 2-SIGNIFICANT ACCOUNTING POLICIES

   A. VALUATION OF INVESTMENTS: Investments are made exclusively in the Funds and are valued at the net asset values per share of the respective Series.

   B. INVESTMENT TRANSACTIONS AND RELATED INCOME: Investment transactions are recorded on the trade date. Realized gains and losses include capital gain distributions from the Funds as well as gains and losses on sales of shares in the Funds determined on the LIFO (last in, first out) basis.

   C. INCOME TAXES: The Account is not a separate entity from Phoenix and, under current federal income tax law, income arising from the Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal taxes is required.

   D. DISTRIBUTIONS: Distributions from the Funds are recorded on the ex-dividend date.

   E. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 3-PURCHASES AND SALES OF SHARES OF THE FUNDS
    Purchases and sales of shares of the Funds for the period ended December 31, 2000 aggregated the following:

SUBACCOUNT                                                                              PURCHASES                  SALES
----------                                                                              ---------                  -----
The Phoenix Edge Series Fund:
    Phoenix-Engemann Capital Growth Series                                               $ 27,817                   $ 40
    Phoenix-Engemann Nifty Fifty Series                                                     9,143                      -
    Phoenix-Goodwin Money Market Series                                                    19,163                     35
    Phoenix-Goodwin Multi-Sector Fixed Income Series                                        2,712                      -
    Phoenix-Janus Equity Income Series                                                      9,189                      -
    Phoenix-Sanford Bernstein Mid-Cap Value Series                                         12,557                     23
    Phoenix-Seneca Strategic Theme Series                                                   2,409                      -

The Alger American Fund:
        Alger American Leveraged AllCap Portfolio                                           6,096                      -

Franklin Templeton Variable Insurance Products Trust:
    Templeton International Securities Fund -- Class 2                                     12,477                     23

Wanger Advisors Trust:
    Wanger Foreign Forty                                                                    6,096                      -
    Wanger International Small Cap                                                          1,597                      -
    Wanger U.S. Small Cap                                                                   1,597                      -

                PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4-PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2000 (IN UNITS)

                                                                                   SUBACCOUNT
                                              -------------------------------------------------------------------------------------
                                                                                                                          PHOENIX-
                                                                PHOENIX-                                                  GOODWIN
                                                                SANFORD         PHOENIX-      PHOENIX-      PHOENIX-       MULTI-
                                                PHOENIX-        BERNSTEIN       ENGEMANN      SENECA        GOODWIN        SECTOR
                                                ENGEMANN        MID-CAP         CAPITAL      STRATEGIC       MONEY          FIXED
                                              NIFTY FIFTY        VALUE           GROWTH        THEME         MARKET        INCOME
                                             -------------    -----------     -----------   -----------    ----------   -----------
Units outstanding, beginning of period                   -              -               -             -             -             -
Participant deposits                                 9,162         12,500          27,849         2,133        19,091         2,667
Participant transfers                                    -              -               -             -             -             -
Participant withdrawals                                (19)           (46)            (97)           (4)          (70)           (5)
                                             -------------    -----------     -----------   -----------    ----------   -----------
Units outstanding, end of period                     9,143         12,454          27,752         2,129        19,021         2,662
                                             =============    ===========     ===========   ===========    ==========   ===========


                                                                                                            PHOENIX-       ALGER
                                                                WANGER          WANGER                       JANUS       AMERICAN
                                              WANGER U.S.    INTERNATIONAL      FOREIGN      TEMPLETON       EQUITY      LEVERAGED
                                               SMALL CAP       SMALL CAP        FORTY      INTERNATIONAL     INCOME       ALL-CAP
                                             -------------    -----------     -----------   -----------    ----------   -----------
Units outstanding, beginning of period                   -              -               -             -             -             -
Participant deposits                                 1,600          1,600           6,108        12,500         9,162         6,108
Participant transfers                                    -              -               -             -             -             -
Participant withdrawals                                 (3)            (3)            (12)          (46)          (19)          (12)
                                             -------------    -----------     -----------   -----------    ----------   -----------
Units outstanding, end of period                     1,597          1,597           6,096        12,454         9,143         6,096
                                             =============    ===========     ===========   ===========   ===========   ===========

                PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

 NOTE 5-POLICY LOANS

   Transfers are made to Phoenix's guaranteed interest account as a result of policy loans. Policy provisions allow policyowners to borrow up to 90% of policy value, with interest of 6% in policy year 1 and 8% in policy years 2 and thereafter, payable on each policy anniversary. At the time a loan is granted, an amount equivalent to the amount of the loan is transferred from the Account to Phoenix's guaranteed interest account as collateral for the outstanding loan. These transfers are included in participant withdrawals in the accompanying financial statements. Amounts in the general account are credited with interest of 6%. Loan repayments result in a transfer of collateral back to the Account.

NOTE 6-INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

   Phoenix and its affiliate, Phoenix Equity Planning Corporation ("PEPCO"), a registered broker/dealer in securities, provide all services to the Account.

   The cost of insurance is charged to each policy on a monthly basis by a withdrawal of participant units prorated among the elected Subaccounts. The amount charged to each policy depends on a number of variables including sex, age and risk class as well as the death benefit and cash value of the policy. Such costs aggregated $275 during the period ended December 31, 2000.

   As compensation for administrative services provided to the Account, Phoenix receives an additional amount annually, equal to the greater of $60 or 0.30% of the unloaned policy value or if the policy value is greater than $100,000, 0.15% of the unloaned policy value, per contract, by a withdrawal of participant units prorated among the elected Subaccounts.

   Upon full or partial surrender of a policy, a surrender fee ranging from 0% to 9% of contract premiums depending on the inception of the contract period, to compensate Phoenix for distribution expenses incurred. Surrender fees deducted and paid to Phoenix aggregated $58 for the period ended December 31, 2000.

   PEPCO is the principal underwriter and distributor for the Account. PEPCO is reimbursed for its distribution and underwriting expenses by Phoenix.

   Phoenix assumes the mortality risk that insureds may live for a shorter time than projected because of inaccuracies in the projecting process and, accordingly, that an aggregate amount of death benefits greater than projected will be payable. The expense risk assumed is that expenses incurred in issuing the policies may exceed the limits on administrative charges set in the policies. In return for the assumption of these mortality and expense risks, Phoenix charges each policy on an annual basis by a withdrawal of participant units prorated among the elected Subaccounts. Unit value is not affected by mortality and expense charges.

NOTE 7-DISTRIBUTION OF NET INCOME

   The Account does not expect to declare dividends to participants from accumulated net income. The accumulated net income is distributed to participants as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.

NOTE 8-DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the "Code"), as amended, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each Subaccount is required to satisfy the requirements of Section 817 (h). The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

   The Secretary of the Treasury has issued regulations under Section 817(h) of the Code. Phoenix intends that each of the Subaccounts shall comply with the diversification requirements and, in the event of any failure to comply, will take immediate corrective action to assure compliance.

                       REPORT OF INDEPENDENT ACCOUNTANTS




PRICEWATERHOUSECOOPERS PWC [LOGO OMITTED]

To the Board of Directors of Phoenix Home Life Mutual Insurance Company and Participants of Phoenix Home Life Variable Universal Life Account:


In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts:
Engemann Nifty Fifty, Sanford Bernstein Mid-Cap Value, Engemann Capital Growth, Seneca Strategic Theme, Goodwin Money Market, Goodwin Multi-Sector Fixed Income, Wanger U.S. Small-Cap, Wanger International Small-Cap, Wanger Foreign Forty, Templeton International, Janus Equity Income, and Alger American Leveraged All-Cap (constituting the Phoenix Home Life Variable Universal Life Account, hereafter referred to as the "Account") at December 31, 2000, and the results of each of their operations and the changes in each of their net assets for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2000 by correspondence with fund custodians or transfer agents, provide a reasonable basis for our opinion.




/s/ PRICEWATERHOUSECOOPERS LLP

Hartford, Connecticut
March 14, 2001

PHOENIX HOME LIFE
VARIABLE UNIVERSAL LIFE ACCOUNT
Phoenix Home Life Mutual Insurance Company
One American Row
Hartford, Connecticut 06115

UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

CUSTODIANS
The Chase Manhattan Bank, N.A.
1 Chase Manhattan Plaza
Floor 13B
New York, New York 10081

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust Company
1 Heritage Drive, P2N
North Quincy, Massachusetts 02171

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
100 Pearl Street
Hartford, Connecticut 06103


-----------------------------

       PHOENIX HOME LIFE MUTUAL
       INSURANCE COMPANY
       CONSOLIDATED FINANCIAL STATEMENTS
       DECEMBER 31, 2000

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Report of Independent Accountants ..................................................................    F-3

Consolidated Balance Sheet as of December 31, 1999 and 2000.........................................    F-4

Consolidated Statement of Income, Comprehensive Income and Equity for the years
   ended December 31, 1998, 1999 and 2000...........................................................    F-5

Consolidated Statement of Cash Flows for the years ended December 31, 1998, 1999 and 2000...........    F-6

Notes to Consolidated Financial Statements.......................................................F-8 - F-58

[LOGO OMITTED] PRICEWATERHOUSECOOOPERS PWC

--------------------------------------------------------------------------------
                                                   PRICEWATERHOUSECOOPERS LLP
                                                   100 Pearl Street
                                                   Hartford CT 06103-4508
                                                   Telephone     (860) 241 7000
                                                   Facsimile     (860) 241 7590




                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors
and Policyholders of
Phoenix Home Life Mutual Insurance Company

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income, comprehensive income and equity and of cash flows present fairly, in all material respects, the financial position of Phoenix Home Life Mutual Insurance Company and its subsidiaries at December 31, 1999 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


/S/PricewaterhouseCoopers LLP


February 15, 2001

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED BALANCE SHEET
--------------------------------------------------------------------------------

                                                                                         AS OF DECEMBER 31,
                                                                                 ----------------------------------
                                                                                        1999              2000
                                                                                 --------------      --------------
                                                                                             (IN MILLIONS)
Assets:
Investments
    Held-to-maturity debt securities, at amortized cost                          $      1,958.2      $      2,109.6
    Available-for-sale debt securities, at fair value                                   5,506.8             5,949.0
    Equity securities, at fair value                                                      437.2               335.5
    Mortgage loans                                                                        716.8               593.4
    Real estate                                                                            92.0                77.9
    Policy loans                                                                        2,042.6             2,105.2
    Venture capital partnerships                                                          338.1               467.3
    Other invested assets                                                                 188.0               235.7
    Short-term investments                                                                133.4               547.2
                                                                                 --------------      --------------
       Total investments                                                               11,413.1            12,420.8

Cash and cash equivalents                                                                 187.6               176.6
Accrued investment income                                                                 174.9               194.5
Deferred policy acquisition costs                                                       1,318.8             1,019.0
Premiums, accounts and notes receivable                                                   119.2               155.8
Reinsurance recoverables                                                                   18.8                16.6
Property and equipment, net                                                               137.7               122.2
Goodwill and other intangible assets, net                                                 593.3               595.9
Investments in unconsolidated subsidiaries                                                160.7               159.9
Net assets of discontinued operations (Note 13)                                           187.6                25.5
Other assets                                                                               51.4                49.8
Separate account assets                                                                 5,923.9             5,376.6
                                                                                 --------------      --------------
    Total assets                                                                 $     20,287.0      $     20,313.2
                                                                                 ==============      ==============



Liabilities:
    Policy liabilities and accruals                                              $     10,899.8      $     11,372.6
    Policyholder deposit funds                                                            538.2               678.4
    Notes payable                                                                         499.4               425.4
    Deferred income taxes                                                                  83.3                 9.4
    Other liabilities                                                                     486.3               473.0
    Separate account liabilities                                                        5,923.9             5,376.6
                                                                                 --------------      --------------
       Total liabilities                                                               18,430.9            18,335.4
                                                                                 --------------      --------------

Contingent liabilities (Note 21)

Minority interest in net assets of consolidated subsidiaries                              100.1               136.9
                                                                                 --------------      --------------
Equity:
    Retained earnings                                                                   1,731.5             1,820.7
    Accumulated other comprehensive income                                                 24.5                20.2
                                                                                 --------------      --------------
       Total equity                                                                     1,756.0             1,840.9

       Total liabilities and equity                                              $     20,287.0      $     20,313.2
                                                                                 ==============      ==============



        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED STATEMENT OF INCOME, COMPREHENSIVE INCOME AND EQUITY
--------------------------------------------------------------------------------

                                                                         FOR THE YEAR ENDED DECEMBER 31,
                                                                  1998               1999                  2000
                                                             ----------------   ----------------     --------------
                                                                                 (IN MILLIONS)
Revenues
  Premiums                                                   $       1,175.8    $       1,175.7      $      1,147.4
  Insurance and investment product fees                                537.5              574.6               631.0
  Net investment income                                                859.6              953.1             1,127.4
  Net realized investment gains                                         58.2               75.8                89.2
                                                             ---------------    ---------------      --------------
    Total revenues                                                   2,631.1            2,779.2             2,995.0
                                                             ---------------    ---------------      --------------

Benefits and expenses
  Policy benefits and increase in policy liabilities                 1,409.8            1,373.1             1,409.8
  Policyholder dividends                                               351.6              360.5               378.0
  Amortization of deferred policy acquisition costs                    138.0              147.9               356.0
  Amortization of goodwill and other intangible assets                  28.8               40.1                36.9
  Interest expense                                                      29.8               34.0                32.7
  Other operating expenses                                             516.3              557.9               626.3
                                                             ---------------    ---------------      --------------
    Total benefits and expenses                                      2,474.3            2,513.5             2,839.7
                                                             ---------------    ---------------      --------------
Income from continuing operations before income taxes,                 156.8              265.7               155.3
  minority interest and equity in earnings of and
  interest earned from investments in unconsolidated
  subsidiaries

Income taxes                                                            56.0               99.0                55.4
                                                             ---------------    ---------------      --------------
Income from continuing operations before minority                      100.8              166.7                99.9
  interest and equity in earnings of and interest earned
  from investments in unconsolidated subsidiaries

Minority interest in net income of consolidated
subsidiaries                                                            10.5               10.1                14.1
Equity in earnings of and interest earned from
  investments in unconsolidated subsidiaries                             1.6                5.5                 9.0
                                                             ---------------    ---------------      --------------

Income from continuing operations                                       91.9              162.1                94.8

Discontinued operations (Note 13)
  Income from discontinued operations, net of income taxes              45.2               36.1                 9.4
  Loss on disposal, net of income taxes                                                  (109.0)              (20.9)
                                                             ---------------    ---------------      --------------

Net income                                                             137.1               89.2                83.3
                                                             ---------------    ---------------      --------------

Other comprehensive loss, net of income taxes
  Unrealized (losses) gains on securities                              (46.9)             (66.8)               53.0
  Reclassification adjustment for net realized gains
  included in net income                                               (13.0)              (1.5)              (58.9)
  Minimum pension liability adjustment                                  (1.5)              (1.5)                1.6
                                                             ---------------    ---------------      --------------
    Total other comprehensive loss                                     (61.4)             (69.8)               (4.3)
                                                             ---------------     ---------------     --------------

Comprehensive income                                                    75.7               19.4                79.0
Majority interest in stock issuance transactions                                                                5.9
                                                             ---------------    ---------------      --------------

Equity, beginning of year                                            1,660.9            1,736.6             1,756.0
                                                             ---------------    ---------------      --------------

Equity, end of year                                          $       1,736.6    $       1,756.0      $      1,840.9
                                                             ===============    ===============      ==============


        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                                    1998              1999                2000
                                                             ---------------    ---------------      --------------
                                                                                   (IN MILLIONS)
Cash flows from operating activities:
  Net income                                                 $         137.1    $          89.2      $         83.3

Adjustments to reconcile net income to net cash provided
    by operating activities:
  Net (gain) loss from discontinued operations                         (45.2)              72.9                11.5
  Net realized investment gains                                        (58.2)             (75.8)              (89.2)
  Amortization and depreciation                                         58.5               72.0                56.8
  Equity in undistributed earnings of affiliates and
    partnerships                                                       (44.1)            (138.2)             (297.7)
  Deferred income taxes (benefit)                                        2.8              (13.9)              (37.0)
  Increase in receivables                                              (26.7)             (62.9)              (54.0)
  (Increase) decrease in deferred policy acquisition costs             (29.6)              (0.3)              183.2
  Increase in policy liabilities and accruals                          386.0              321.2               472.8
  Change in other assets/other liabilities, net                         65.7               51.3                45.4
  Other operating activities, net                                        1.8                2.5
                                                             ---------------    ---------------      --------------
  Net cash provided by continuing operations                           448.1              318.0               375.1
  Net cash provided by (used for) discontinued operations               97.6              (76.7)             (264.6)
                                                             ---------------    ---------------      --------------

  Net cash provided by operating activities                            545.7              241.3               110.5
                                                             ---------------    ---------------      --------------

Cash flows from investing activities:
  Proceeds from sales, maturities or repayments of
    available-for-sale debt securities                               1,322.4            1,702.9             1,236.9
  Proceeds from maturities or repayments of
    held-to-maturity debt securities                                   267.7              186.7               209.5
  Proceeds from disposals of equity securities                          45.2              163.5               515.4
  Proceeds from mortgage loan maturities or repayments                 200.4              124.9               127.6
  Proceeds from sale of real estate and other invested assets          439.9               38.0                26.6
  Proceeds from distributions of venture capital  partnerships          18.6               26.7                37.9
  Proceeds from sale of subsidiaries and affiliates                     16.3               46.4                14.1
  Proceeds from sale of property and equipment                                                                 20.6
  Purchase of available-for-sale debt securities                    (2,404.3)          (1,672.6)           (1,418.4)
  Purchase of held-to-maturity debt securities                        (585.4)            (395.5)             (356.0)
  Purchase of equity securities                                        (85.0)            (162.4)             (130.5)
  Purchase of subsidiaries                                             (11.2)            (187.6)              (59.3)
  Purchase of mortgage loans                                           (76.0)             (25.3)               (1.0)
  Purchase of investments in unconsolidated subsidiaries and
    other invested assets                                             (134.2)            (103.4)              (46.5)
  Purchase of venture capital partnerships                             (67.2)            (108.5)              (95.1)
  Change in short-term investments, net                                855.1               52.6              (413.8)
  Increase in policy loans                                             (21.5)             (34.3)              (62.7)
  Capital expenditures                                                 (27.2)             (20.5)              (21.5)
  Other investing activities, net                                       (6.5)               1.7
                                                             ---------------    ---------------      --------------
Net cash used for continuing operations                               (252.9)            (366.7)             (416.2)
Net cash (used for) provided by discontinued operations                (78.2)             105.6               259.5
                                                             ---------------    ---------------      --------------

Net cash used for investing activities                       $        (331.1)   $        (261.1)     $       (156.7)
                                                             ---------------    ---------------      --------------


        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                        FOR THE YEAR ENDED DECEMBER 31,
                                                                   1998              1999                 2000
                                                             ---------------    ---------------      --------------
                                                                                (IN MILLIONS)
Cash flows from financing activities:
Net (withdrawals) deposits of policyholder deposit funds,
  net of interest credited                                   $         (28.7)   $           6.5      $        140.2
(Repayments) proceeds from securities sold subject to
  repurchase agreements                                               (137.5)              28.4               (28.4)
Proceeds from borrowings                                                  .1              175.1                50.0
Repayment of borrowings                                                (63.3)            (125.0)             (124.0)
Dividends paid to minority shareholders in consolidated
  subsidiaries                                                          (4.9)              (4.2)               (5.8)
Other financing activities, net                                         (5.7)               (.4)                3.2
                                                             ---------------    ---------------      --------------
Net cash (used for) provided by continuing operations                 (240.0)              80.4                35.2
                                                             ---------------    ---------------      --------------
Net cash (used for) provided by financing activities                  (240.0)              80.4                35.2
                                                             ---------------    ---------------      --------------
Net change in cash and cash equivalents                                (25.4)              60.6               (11.0)

Cash and cash equivalents, beginning of year                           152.4              127.0               187.6
                                                             ---------------    ---------------      --------------
Cash and cash equivalents, end of year                       $         127.0    $         187.6      $        176.6
                                                             ===============    ===============      ==============

Supplemental cash flow information:
Income taxes paid, net                                       $          44.5    $         106.4      $        135.8
Interest paid on indebtedness                                $          32.8    $          34.8      $         34.1


        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.       DESCRIPTION OF BUSINESS

         Phoenix Home Life Mutual Insurance Company and its subsidiaries (Phoenix) provide wealth management products and services including individual participating life insurance, term, universal and variable life insurance, annuities, and investment advisory services. These products and services are managed within four reportable segments: Life and Annuity, Investment Management, Venture Capital and Corporate and Other. See Note 12 - "Segment Information."

         Additionally, in 1999, Phoenix discontinued the operations of three of its business units: the Reinsurance Operations, the Real Estate Management Operations and the Group Life and Health Operations. See
         Note 13 - "Discontinued Operations."

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         PRINCIPLES OF CONSOLIDATION AND BASIS OF PRESENTATION

         The consolidated financial statements include the accounts of Phoenix and its subsidiaries. Less than majority-owned entities, in which Phoenix has significant influence over operating and financial policies, and generally at least a 20% ownership interest, are reported on the equity method of accounting. Investments in venture capital partnerships are reported on the equity method of accounting using the most recent financial information received from the partnerships, which is on a one-quarter lag.

         These consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates used in determining insurance and contractholder liabilities, related reinsurance recoverables, income taxes, contingencies and valuation allowances for investment assets are discussed throughout the Notes to Consolidated Financial Statements. Significant inter-company accounts and transactions have been eliminated. Certain reclassifications have been made to the 1998 and 1999 amounts to conform with the 2000 presentation.

         VALUATION OF INVESTMENTS

         Investments in debt securities include bonds, mortgage-backed and asset-backed securities. Phoenix classifies its debt securities as either held-to-maturity or available-for-sale investments. Debt securities held-to-maturity consist of private placement bonds reported at amortized cost, net of impairments, that management intends and has the ability to hold until maturity. Debt securities available-for-sale are reported at fair value with unrealized gains or losses included in equity and consist of public bonds and preferred stocks that management may not hold until maturity. Debt securities are considered impaired when a decline in value is considered to be other than temporary.

         For the mortgage-backed and asset-backed bond portion of the debt security portfolio, Phoenix recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments, and any resulting adjustment is included in net investment income.

         Equity securities are classified as available-for-sale and are reported at fair value, based principally on their quoted market prices, with unrealized gains or losses included in equity. Equity securities are considered impaired when a decline in value is considered to be other than temporary.

         Mortgage loans on real estate are stated at unpaid principal balances, net of valuation reserves on impaired mortgages. A mortgage loan is considered to be impaired if management believes it is probable that Phoenix will be unable to collect all amounts of contractual interest and principal as scheduled in the loan agreement. An impaired mortgage loan's fair value is measured based on either

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         the present value of future cash flows discounted at the loan's observable market price or at the fair value of the collateral if collection is collateral-dependent. If the fair value of a mortgage loan is less than the recorded investment in the loan, the difference is recorded as a valuation reserve.

         Real estate, all of which is held for sale, is carried at the lower of cost or current fair value less costs to sell. Fair value for real estate is determined by taking into consideration one or more of the following factors: property valuation techniques utilizing discounted cash flows at the time of stabilization including capital expenditures and stabilization costs; sales of comparable properties; geographic location of the property and related market conditions; and disposition costs.

         Policy loans are generally carried at their unpaid principal balances and are collateralized by the cash values of the related policies.

         Venture capital partnership and other partnership interests are carried at cost adjusted for Phoenix's equity in undistributed earnings or losses since acquisition, less allowances for other than temporary declines in value. Phoenix records its share of the net equity in earnings of the venture capital partnerships in accordance with the equity method of accounting using the most recent financial information received from the partnerships, which is on a one-quarter lag. These earnings or losses are included in net investment income. Venture capital partnerships generally account for the underlying investments held in the partnerships at fair value. These investments can include public and private common and preferred stock, notes, warrants and other investments. Investments that are publicly traded are valued at closing market prices. Investments that are not publicly traded, which are usually subject to restrictions on resale, are generally valued at cost or at estimated fair value, as determined in good faith by the general partner after giving consideration to operating results, financial conditions, recent sales prices of issuers' securities and other pertinent information. These valuations subject the earnings to volatility. Phoenix includes equity in undistributed unrealized capital gains and losses on investments held in the venture capital partnerships in net investment income. Phoenix's investment in these venture capital partnerships is as a limited partner.

         Other invested assets include leveraged lease investments. These investments represent the net of the estimated residual value of the lease assets, rental receivables, and unearned and deferred income to be allocated over the lease term. Investment income is calculated using the interest method and is recognized only in periods in which the net investment is positive.

         Short-term investments are carried at amortized cost, which approximates fair value.

         Realized investment gains and losses, other than those related to separate accounts for which Phoenix does not bear the investment risk, are determined by the specific identification method and reported as a component of revenue. A realized investment loss is recorded when an investment valuation reserve is determined. Valuation reserves are netted against the asset categories to which they apply and changes in the valuation reserves are included in realized investment gains and losses. Unrealized investment gains and losses on debt securities and equity securities classified as available-for-sale are included as a component of equity, net of deferred income taxes and the assumed impact of net unrealized investment gains and losses on the amortization of deferred policy acquisition costs related to investment contracts.

         FINANCIAL INSTRUMENTS

         In the normal course of business, Phoenix enters into transactions involving various types of financial instruments including debt investments such as debt securities, mortgage loans and equity securities, off-balance sheet financial instruments such as investment and loan commitments, financial guarantees, interest rate swaps, interest rate caps, interest rate floors and swaptions. These instruments have credit risk and also may be subject to risk of loss due to interest rate and market fluctuations.

         Phoenix enters into interest rate swap agreements to reduce market risks from changes in interest rates. Phoenix does not enter into interest rate swap agreements for trading purposes. Under interest rate swap agreements, Phoenix exchanges cash flows with another party, at specified intervals, for a set length of time based on a specified notional principal amount. Typically, one of the cash flow streams

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         is based on a fixed interest rate set at the inception of the contract, and the other is a variable rate that periodically resets. Generally, no premium is paid to enter into the contract and neither party makes a payment of principal. The amounts to be received or paid on these swap agreements are accrued and recognized in net investment income.

         Phoenix enters into interest rate floor, interest rate cap and swaption contracts as a hedge for its assets and liabilities against substantial changes in interest rates. Phoenix does not enter into interest rate floor, interest rate cap and swaption contracts for trading purposes. Interest rate floor and interest rate cap agreements are contracts with a counterparty which require the payment of a premium and give Phoenix the right to receive over the maturity of the contract, the difference between the floor or cap interest rate and a market interest rate on specified future dates based on an underlying notional principal. Swaption contracts are options to enter into an interest rate swap transaction on a specified future date and at a specified price. Upon the exercise of a swaption, Phoenix would either receive a swap agreement at the pre-specified terms or cash for the market value of the swap. Phoenix pays the premium for these instruments on a quarterly basis over the maturity of the contract, and recognizes these payments in net investment income.

         Phoenix enters into foreign currency swap agreements to hedge against fluctuations in foreign currency exposure. Under these agreements, Phoenix agrees to exchange with another party, principal and periodic interest payments denominated in foreign currency for payments denominated in U.S. dollars. The amounts to be received or paid on these foreign currency swap agreements are recognized in net investment income. To reduce counterparty credit risks and diversify counterparty exposure, Phoenix only enters into derivative contracts with highly rated financial institutions.

         In certain instances, derivative contracts are terminated prior to maturity. These contracts include, but are not limited to, interest rate and foreign currency swaps, cap and floor contracts, and payor and receiver swaptions. To the extent that derivative contracts determined to be effective hedges are terminated, realized gains and losses are deferred and amortized. Derivatives associated with hedged items that either no longer exist or are no longer expected to occur are accounted for as of the relevant change in status of the hedged items, with gains or losses on such contracts recognized immediately in net income. Similarly, for derivatives otherwise determined to no longer be effective hedges, gains or losses as of termination are recognized immediately in net income.

         CASH AND CASH EQUIVALENTS

         Cash and cash equivalents include cash on hand and money market instruments.

         DEFERRED POLICY ACQUISITION COSTS

         In conjunction with the 1997 acquisition of Confederation Life business, Phoenix recognized an asset for the present value of future profits (PVFP) representing the present value of estimated net cash flows embedded in the existing contracts acquired. This asset is included in deferred policy acquisition costs (DAC).

         The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition at the end of each accounting period.

         For individual participating life insurance policies, DAC and PVFP are amortized in proportion to historical and estimates of expected future gross margins. These estimates of expected gross margins are evaluated regularly, and the total amortization recorded to date is adjusted by a charge or credit to income if actual experience or other evidence suggest that earlier estimates should be revised. In addition, analyses are performed periodically to assess whether there are sufficient estimated future gross margins to support the recoverability of the remaining DAC balances.

         For universal life insurance policies and investment type contracts, DAC and PVFP are amortized in proportion to historical and estimates of expected gross profits. Gross profits arise primarily from investment, mortality and expense margins, and surrender charges based on historical and anticipated

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         experience. These estimates of expected gross profits are evaluated regularly, and the total amortization recorded to date is adjusted by a charge or credit to income if actual experience or other evidence suggest that earlier estimates should be revised. In addition, analyses are performed periodically to assess whether there are sufficient estimated future gross profits to support the recoverability of the remaining DAC balances.

         Internal replacements are defined as an exchange of an existing Phoenix life insurance or annuity policy for a different Phoenix life insurance or annuity policy. The DAC balance associated with the replaced policy is treated in the same manner as policies that are surrendered. In the case of policies that are surrendered, in which owners cancel existing life or annuity contracts, the amortization of DAC is adjusted to reflect these surrenders.

         GOODWILL AND OTHER INTANGIBLE ASSETS

         Goodwill represents the excess of the cost of business acquired over the fair value of net assets. These costs are amortized on a straight-line basis over periods ranging from 10 to 40 years, corresponding with the benefits expected to be derived from the acquisitions. The weighted-average life of goodwill is approximately 38 years. Other intangible assets, primarily associated with investment management contracts and employee contracts, are amortized over their estimated useful lives using a straight-line basis. The average estimated useful life of the other intangible assets ranges from 5 to 16 years for investment management contracts and 3 to 7 years for employee contracts. The weighted-average life of other intangible assets approximates 13 years. The propriety of the carrying value of goodwill and other intangible assets is periodically reevaluated in accordance with Statement of Financial Accounting Standards (SFAS) No. 121, "Accounting for the Impairment of Long-lived Assets and Long-lived Assets to be Disposed Of," by comparing estimates of future undiscounted cash flows to the carrying value of the assets. Assets are considered impaired if the carrying value exceeds the expected future undiscounted cash flows. Analyses are performed at least annually or more frequently if warranted by events and circumstances affecting Phoenix's business.

         INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES

         Investments in unconsolidated subsidiaries represents investments in operating entities in which Phoenix owns more than 20% but less than a majority of the outstanding common stock and those operating entities for which Phoenix owns less than 20% if Phoenix exercises significant influence over the operating and financial policies of the company. Phoenix utilizes the equity method of accounting for its investments in the common stock of these entities. Investments in unconsolidated subsidiaries also includes, where applicable, Phoenix's investments in senior securities of these entities.

         SEPARATE ACCOUNTS

         Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of Phoenix. The assets and liabilities are carried at market value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

         POLICY LIABILITIES AND ACCRUALS

         Future policy benefits are liabilities for life and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. Future policy benefits for traditional life insurance are computed using the net level premium method on the basis of actuarial assumptions as to contractual guaranteed rates of interest, mortality rates guaranteed in calculating the cash surrender values described in such contracts and morbidity. The guaranteed interest rates range from 2.25% to 6.00%. Liabilities for universal life include deposits received from

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PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         customers and investment earnings on their fund balances which range from 4.00% to 7.15%, less administrative and mortality charges.

         Liabilities for outstanding claims, losses and loss adjustment expenses are amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

         PREMIUM AND FEE REVENUE AND RELATED EXPENSES

         Life insurance premiums, other than premiums for universal life and certain annuity contracts, are recorded as premium revenue pro-rata over the related contract periods. Benefits, losses and related expenses are matched with premiums over the related contract periods. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income and mortality, administration and surrender charges assessed against the fund values during the period. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values.

         INVESTMENT MANAGEMENT FEES

         Investment management fees and mutual fund ancillary fees included in insurance and investment product fees in the accompanying Consolidated Statement of Income, Comprehensive Income and Equity, are recorded as income pro-rata during the period in which services are performed. Investment management fees are generally computed and earned based upon a percentage of assets under management. Investment management fees are paid pursuant to the terms of the respective investment management contracts, which generally require monthly or quarterly payment. Mutual fund ancillary fees consist of dealer concessions, distribution fees, administrative fees, shareholder services agent fees, and accounting fees. Dealer concessions and underwriting fees earned (net of related expenses) from the distribution and sale of affiliated mutual fund shares and other securities are recorded on a trade date basis.

         REINSURANCE

         Phoenix utilizes reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

         Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

         POLICYHOLDER DIVIDENDS

         Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of Phoenix. The amount of policyholder dividends to be paid is determined annually by Phoenix's Board of Directors. The aggregate amount of policyholders' dividends is related to the actual interest, mortality, morbidity and expense experience for the year and Phoenix's judgment as to the appropriate level of statutory surplus to be retained. At the end of the reporting period, Phoenix establishes a dividend liability for the pro-rata portion of the dividends payable on the next anniversary date of each policy. Phoenix also establishes a liability for termination dividends.

         INCOME TAXES

         Phoenix and its eligible affiliated companies have elected to file a life/non-life consolidated federal income tax return for 2000 and prior years. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of

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--------------------------------------------------------------------------------

         these subgroups is subject to certain statutory restrictions in the percentage of eligible non-life income tax losses that can be applied to offset life insurance company taxable income.

         Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. These differences result primarily from policy liabilities and accruals, policy acquisition costs, investment impairment reserves, reserves for postretirement benefits and unrealized gains or losses on investments.

         As a mutual life insurance company, Phoenix is required to reduce its income tax deduction for policyholder dividends by the differential earnings amount, defined as the difference between the earnings rates of stock and mutual companies applied against an adjusted base of policyholder surplus. Phoenix estimates the differential earnings rate
         (DER) each year using available information including industry surveys. The IRS subsequently determines the DER applicable to the mutual companies and Phoenix adjusts its estimates accordingly. The impact of the difference between estimated and actual DER is reflected in the income tax provision in the year the IRS determination is made.

         STOCK-BASED COMPENSATION

         SFAS No. 123, "Accounting for Stock-Based Compensation," encourages, but does not require, companies to record compensation cost for stock-based employee compensation plans at fair value. Phoenix's majority owned, consolidated subsidiary, Phoenix Investment Partners
         (PXP), a publicly held investment management company, has chosen to continue to account for stock-based compensation using the intrinsic method prescribed in Accounting Principles Board (APB) Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations. Accordingly, compensation cost for stock options and restricted stock under existing plans is measured as the excess, if any, of the quoted market price of PXP's stock at the date of the grant over the amount an employee must pay to acquire the stock. (See Note 19
         - "Stock Purchase and Award Plans.")

         RECENT ACCOUNTING PRONOUNCEMENTS

         In June 2000, the FASB issued SFAS No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities - an amendment of FASB Statement No. SFAS 133." This statement makes certain changes in the hedging provisions of SFAS No. 133, and is effective concurrent with SFAS No. 133. As amended, SFAS No. 133 requires all derivatives to be recognized on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through earnings. If the derivative is a hedge, depending on the nature of the hedge, changes in fair value of the derivatives will either be offset against the change in fair value of the hedged assets, liabilities or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value will be recognized immediately in earnings.

         Phoenix adopted SFAS No. 133 and SFAS No. 138 effective January 1, 2001. Phoenix reviewed its inventory of financial instruments, including insurance and annuity contracts and "hybrid" investments, for potential embedded derivatives. Phoenix also reviewed its portfolio of free-standing derivatives, which includes interest rate swap, cap and floor contracts, and foreign currency swap agreements. The effect of adoption of SFAS No. 133 did not have a material impact on its Consolidated Balance Sheet and Consolidated Statement of Income, Comprehensive Income and Equity.

         On January 1, 2001, in accordance with the transition provisions of SFAS No. 133, Phoenix recorded a net-of-tax cumulative-effect-type of adjustment of $1.3 million (gain) in earnings to recognize at fair value all derivatives that are designated as fair-value hedging instruments. Phoenix also recorded an offsetting net-of-tax cumulative-effect-type of adjustment of $1.3 million (loss) in earnings to recognize the difference attributable to the hedged risks between the carrying values and fair values of the related hedged assets and liabilities. Phoenix also recorded a net-of-tax cumulative-effect-type of adjustment of $1.1 million in accumulated other comprehensive income to recognize, at fair value, all derivatives that are designated as cash-flow hedging instruments.

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         For derivative instruments, which were not designated as hedges upon implementation of SFAS No. 133, Phoenix recorded a net-of-tax cumulative-effect-type of adjustment of $3.9 million in earnings to recognize these instruments at fair value. Gains and losses on derivatives that were previously deferred as adjustments to the carrying amount of hedged items were not adjusted. There were no gains or losses on derivatives that had been previously deferred that required de-recognition from the balance sheet.

         On January 1, 1999, Phoenix adopted Statement of Position (SOP) 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments." SOP 97-3 provides guidance for assessments related to insurance activities. The adoption of SOP 97-3 did not have a material impact on Phoenix's results from operations or financial position.

         On January 1, 1999, Phoenix adopted SOP 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. The adoption of SOP 98-1 did not have a material effect on Phoenix's results from operations or financial position.

         On January 1, 1999, Phoenix adopted SOP 98-5, "Reporting on the Costs of Start-Up Activities." SOP 98-5 requires that start-up costs capitalized prior to January 1, 1999 should be written off and any future start-up costs be expensed as incurred. The adoption of SOP 98-5 did not have a material effect on Phoenix's results from operations or financial position.

3.       SIGNIFICANT TRANSACTIONS

         REORGANIZATION

         On June 16, 2000, Phoenix submitted to the staff of the State of New York Insurance Department (the Insurance Department) a draft Plan of Reorganization whereby Phoenix would convert, pursuant to the New York Insurance Law, from a New York mutual life insurance company to a New York stock life insurance company and become a wholly-owned subsidiary of a newly formed holding company. The Plan of Reorganization was approved by Phoenix's Board of Directors on December 18, 2000 and subsequently amended and restated on January 26, 2001 but has yet to be approved by the Insurance Department.

         PHOENIX INVESTMENT PARTNERS, LTD.

         On September 10, 2000, Phoenix and PXP entered into an agreement and plan of merger, pursuant to which Phoenix agreed to purchase PXP outstanding common stock owned by third parties, for a price of $15.75 per share. See Note 23 - "Subsequent Events."

         In September 2000, PXP, in accordance with the original terms of Roger Engemann & Associates, Inc.'s (REA) Purchase and Sale Agreement, paid REA an additional purchase price of $50.0 million, based upon growth in REA's management fee revenues. This additional purchase price was financed through borrowings from an existing credit facility and is included as a component of goodwill and other intangible assets in the Consolidated Balance Sheet.

         On March 1, 1999, PXP acquired the retail mutual fund and closed-end fund business of the New York City based Zweig Group. Under the terms of the agreement, PXP paid $135.0 million at closing and will pay up to an additional $29.0 million over the next three years based on revenue growth of the Zweig funds. The excess of purchase price over the fair value of acquired net tangible assets of Zweig totaled $136.1 million. Of this excess purchase price, $77.2 million has been allocated to intangible assets, primarily associated with investment management contracts, which are being amortized using a straight-line basis over an average estimated useful life of approximately 12 years. The remaining excess purchase price of $58.9 million has been classified as goodwill and is being amortized over 40 years using a straight-line basis. The Zweig Group managed approximately $2.6 billion of assets as of December 31, 2000.

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PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
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         On December 3, 1998, PXP completed the sale of its 49% interest in
         Canadian investment firm Beutel, Goodman & Company, Ltd. for $47.0 million. PXP received $37.0 million in cash and a $10.0 million three-year interest-bearing note. The transaction resulted in a pre-tax gain of approximately $17.5 million.

         DISCONTINUED OPERATIONS

         During 1999, Phoenix discontinued the operations of three of its business segments: the Reinsurance Operations, the Real Estate Management Operation and the Group Insurance Operations. Disclosures concerning the financial effect of these transactions are contained in
         Note 13 - "Discontinued Operations."

         PROPERTY AND CASUALTY DISTRIBUTION OPERATIONS

         On May 3, 1999, PM Holdings sold its property and casualty distribution business to Hilb, Rogal and Hamilton Company (HRH) for $48.1 million including $10.2 million for a covenant not-to-compete. Total proceeds consisted of $32.0 million in 5.25% convertible subordinated debentures, $15.9 million for 865,042 shares of HRH common stock, valued at $18.38 per share on the sale date, and $0.2 million in cash. Phoenix also acquired two seats on HRH's board of directors. The pre-tax gain realized on the sale was $40.1 million.

         The convertible debentures mature on May 3, 2014 and are callable by HRH on or after May 3, 2009. The debentures are convertible into 1,406,593 shares of HRH common stock.

         The investment in HRH common stock is reported on the equity method. The debentures and common stock are classified as investments in unconsolidated subsidiaries in the Consolidated Balance Sheet. As of December 31, 2000, Phoenix owns 7% of the outstanding HRH common stock, 15% on a diluted basis.

         The market value of Phoenix's investments in HRH, based on the closing market price, was $64.2 million and $90.6 million as of December 31, 1999 and 2000, respectively.

         PFG HOLDINGS, INC.

         On October 29, 1999, PM Holdings, a wholly owned subsidiary of Phoenix, purchased 100% of PFG Holdings, Inc. 8% cumulative preferred stock convertible into a 67% interest in common stock for $5 million in cash. In addition, Phoenix has an option to purchase all the outstanding common stock during the sixth year subsequent to the acquisition at a value to 80% of the appraised value of the common stock at that time. As of December 31, 2000, this option had not been executed. Since Phoenix officers hold board voting control, the entity has been consolidated and a minority interest has been established for outside shareholders' interests. The transaction resulted in goodwill of $3.8 million to be amortized over ten years.

         PFG Holdings has three operating subsidiaries: AGL Life Assurance Company, PFG Distribution Company and Philadelphia Financial Group. These subsidiaries develop, market and underwrite specialized private placement variable life and annuity products.

         AGL Life Assurance Company must maintain at least $10.0 million of capital and surplus to satisfy certain regulatory minimum capital requirements. PM Holdings provided financing of $11.0 million at the purchase date to PFG Holdings in order for AGL Life Assurance to meet this minimum requirement. The debt is an 8.34% senior secured note maturing in 2009.

         EMPRENDIMIENTO COMPARTIDO, S.A. (EMCO)

         At January 1, 1999, PM Holdings held 9.1 million shares of EMCO, representing a 35% ownership interest in the Argentine financial services company that provides pension management, annuities and life insurance products. On June 23, 1999, PM Holdings became the majority owner of EMCO when it purchased 13.9 million shares of common stock from the Banco del Suquia, S.A. for $29.5 million, plus $10.0 million for a five-year covenant not-to-compete. Payment for the stock will be made in

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         three installments: $10.0 million, 180 days from closing; $10.0 million, 360 days from closing; and $9.5 million, 540 days from closing, all subject to annual interest of 7.06%. The covenant was paid at the time of closing.

         In addition, EMCO purchased, for its treasury, 3.0 million shares of its outstanding common stock held by two banks. This, in combination with the purchase described above, increased PM Holdings ownership interest from 35% to 100% of the then outstanding stock.

         On November 12, 1999, PM Holdings sold 11.5 million shares (50% interest) of EMCO common stock for $40.0 million generating a pre-tax gain of $11.3 million. PM Holdings received $15.0 million in cash plus a $9.0 million two-year 8% interest bearing note, and a $16.0 million five-year 8% interest-bearing note. PM Holdings uses the equity method of accounting to account for its remaining 50% interest in EMCO.

         After the sale, the remaining excess of the purchase price over the fair value of the acquired net tangible assets totaled $17.0 million. That consisted of a covenant not-to-compete of $5.0 million, which is being amortized over five years, and goodwill of $12.0 million, which is being amortized over ten years.

         PHOENIX NEW ENGLAND TRUST HOLDING COMPANY

         On October 29, 1999, PM Holdings indirectly acquired 100% of the common stock of New London Trust, a banking subsidiary of Sun Life of Canada, for $30.0 million in cash. New London Trust, renamed Phoenix New England Trust Company, is a New Hampshire based federal savings bank that operates a trust division with assets under management of approximately $1 billion. Immediately following this acquisition, on November 1, 1999, PM Holdings sold New London Trust's New Hampshire retail banking operations to Lake Sunapee Bank, fsb, and Mascoma Savings Bank in New Hampshire and the Connecticut branches to Westbank Corporation, for a total of $25.2 million in cash. No gain or loss was recognized on this sale. PM Holdings retained the trust business and four trust offices of New London Trust, located in New Hampshire and Vermont.

         On September 29, 2000, Phoenix New England Trust Holding Company sold its New Hampshire trust and agency operations, consisting of Charter Holding Corp. (Charter Holding) and Phoenix New England Trust Company for $9.1 million in cash to a partnership consisting of Lake Sunapee Bank, Meredith Village Savings Bank and Savings Bank of Walpole (Partner Banks). Each of the Partner Banks was a minority shareholder in Charter Holding prior to the sale. The pre-tax gain realized on this sale was $0.1 million.

         LOMBARD INTERNATIONAL ASSURANCE, S.A.

         On November 5, 1999, PM Holdings purchased 12% of the common stock of Lombard International Assurance, S.A. (Lombard), a pan-European life insurer based in Luxembourg, for $29.1 million in cash. Lombard provides unit-linked life assurance products designed exclusively for high net worth investors in ten European countries. This investment is carried at fair value, for which cost is a reasonable estimate, and is classified as equity securities in the Consolidated Balance Sheet.

         ABERDEEN ASSET MANAGEMENT PLC

         On February 18, 1999, PM Holdings purchased an additional 15,050,000 shares of the common stock of Aberdeen Asset Management PLC (Aberdeen), a Scottish asset management firm, for $29.4 million. PM Holdings owned 31,600,000 shares as of December 31, 1999 and 2000, respectively.

         On April 15, 1996, Phoenix purchased 7% convertible subordinated notes issued by Aberdeen for $37.5 million. The notes, which mature on March 29, 2003, are convertible into 17,441,860 shares of Aberdeen common stock.

         The investment in Aberdeen common stock is reported on the equity method. The notes and common stock are classified as investments in unconsolidated subsidiaries in the Consolidated Balance Sheet. As of December 31, 2000, Phoenix owns 20% of the outstanding Aberdeen common stock, 26% on a diluted basis.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         The market value of Phoenix's investments in Aberdeen, based on the closing market price, was $209.5 million and $455.8 million as of December 31, 1999 and 2000, respectively.

         DIVIDEND SCALE REDUCTION

         In November 2000, Phoenix's Board of Directors voted to maintain the dividend scale for dividends payable on or after January 1, 2001. In October 1999, Phoenix's Board of Directors voted to maintain the dividend scale for dividends payable on or after January 1, 2000. In consideration of the decline of interest rates in the financial markets, Phoenix's Board of Directors voted in October 1998 to adopt a reduced dividend scale, effective for dividends payable on or after January 1, 1999. Dividends for individual participating policies were reduced 60 basis points in most cases, an average reduction of approximately 8%. The effect was a decrease of approximately $15.7 million in the policyholder dividends expense in 1998.

         REAL ESTATE SALES

         On December 15, 1998, Phoenix sold 47 commercial real estate properties with a carrying value of $269.8 million, and 4 joint venture real estate partnerships with a carrying value of $10.5 million, for approximately $309.0 million in cash. This transaction, along with the sale of 18 other properties and partnerships during 1998, which had a carrying value of $36.7 million, resulted in pre-tax gains of approximately $67.5 million. As of December 31, 2000, Phoenix had two commercial real estate properties remaining with a carrying value of $23.0 million and five joint venture real estate partnerships with a carrying value of $54.9 million, and these investments are reported as real estate on the Consolidated Balance Sheet.

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PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.       INVESTMENTS

         Information pertaining to Phoenix's investments, net investment income and realized and unrealized investment gains and losses follows:


         DEBT AND EQUITY SECURITIES

         The amortized cost and fair value of investments in debt and equity securities as of December 31, 2000 were as follows:

                                                                            GROSS           GROSS
                                                            AMORTIZED     UNREALIZED      UNREALIZED       FAIR
                                                              COST          GAINS           LOSSES         VALUE
                                                          -------------  -------------  -------------  -------------
                                                                                (IN MILLIONS)
         Debt securities
         Held-to-maturity:
         State and political subdivision bonds            $        30.6  $          .3  $         (.9) $        30.0
         Foreign government bonds                                   2.4                           (.7)           1.7
         Corporate securities                                   1,781.2           48.0          (39.0)       1,790.2
         Mortgage-backed and asset-backed securities              295.4           15.3           (3.8)         307.0
                                                          -------------  -------------  -------------  -------------

           Total held-to-maturity securities                    2,109.6           63.6          (44.4)       2,128.9
                                                          -------------  -------------  -------------  -------------

         Available-for-sale:
         U.S. government and agency bonds                         262.5           13.8            (.3)         276.0
         State and political subdivision bonds                    459.9           16.9           (1.9)         474.9
         Foreign government bonds                                 246.0           26.7           (5.8)         266.9
         Corporate securities                                   2,222.1           37.7          (83.1)       2,176.7
         Mortgage-backed and asset-backed securities            2,830.5           63.5          (25.2)       2,868.8
                                                          -------------  -------------  -------------  -------------

            Total available-for-sale securities                 6,021.0          158.6         (116.3)       6,063.3
            Less: available-for-sale securities of
            discontinued operations                               114.3                                        114.3
                                                          -------------  -------------  -------------  -------------

           Total available-for-sale securities of
           continuing operations                                5,906.7          158.6         (116.3)       5,949.0
                                                          -------------  -------------  -------------  -------------

           Total debt securities of continuing
           operations                                     $     8,016.3  $       222.2  $      (160.7) $     8,077.9
                                                          =============  =============  =============  =============

         Equity securities                                $       297.3  $        77.9  $       (39.7) $       335.5
                                                          =============  =============  =============  =============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         The amortized cost and fair value of investments in debt and equity securities as of December 31, 1999 were as follows:

                                                                            GROSS           GROSS
                                                            AMORTIZED     UNREALIZED      UNREALIZED       FAIR
                                                              COST          GAINS           LOSSES         VALUE
                                                          -------------  -------------  -------------  -------------
                                                                                (IN MILLIONS)
         Debt securities
         Held-to-maturity:
         State and political subdivision bonds            $        27.6  $          .4  $        (1.0) $        27.0
         Foreign government bonds                                   3.0                           (.8)           2.2
         Corporate securities                                   1,744.2           12.9          (92.9)       1,664.2
         Mortgage-backed and asset-backed securities              285.4            1.4          (19.2)         267.6
                                                          -------------  -------------  -------------  -------------

           Total held-to-maturity securities                    2,060.2           14.7         (113.9)       1,961.0
           Less: held-to-maturity securities of
             discontinued operations                              102.0             .7           (5.8)          96.9
                                                          -------------  -------------  -------------  -------------
           Total held-to-maturity securities of                 1,958.2           14.0         (108.1)       1,864.1
             continuing operations                        -------------  -------------  -------------  -------------

         Available-for-sale:
         U.S. government and agency bonds                         283.7            1.9           (6.5)         279.1
         State and political subdivision bonds                    495.9            4.8          (21.8)         478.9
         Foreign government bonds                                 273.9           23.7           (4.0)         293.6
         Corporate securities                                   2,353.2           18.6         (102.8)       2,269.0
         Mortgage-backed and asset-backed securities            2,977.1           17.9         (103.2)       2,891.8
                                                          -------------  -------------  -------------  -------------

           Total available-for-sale securities                  6,383.8           66.9         (238.3)       6,212.4
           Less: available-for-sale securities of
             discontinued operations                              725.1            7.6          (27.1)         705.6
                                                          -------------  -------------  -------------  -------------
           Total available-for-sale securities of
             continuing operations                              5,658.7           59.3         (211.2)       5,506.8
                                                          -------------  -------------  -------------  -------------
           Total debt securities of continuing operations $     7,616.9  $        73.3  $      (319.3) $     7,370.9
                                                          =============  =============  =============  =============

         Equity securities                                $       295.2  $       168.1  $       (24.2) $       439.1
           Less: equity securities of discontinued
             operations                                             1.9                                          1.9
                                                          -------------  -------------  -------------  -------------

           Total equity securities of continuing          $       293.3  $       168.1  $       (24.2) $       437.2
             operations                                   =============  =============  =============  =============

         The sale of fixed maturities held-to-maturity relate to certain securities, with amortized cost of $19.6 million, $3.9 million and $3.9 million, for the years ended December 31, 1998, 1999 and 2000, respectively, which were sold specifically due to a significant decline in the issuers' credit quality. Net realized losses were $0.8 million, $0.2 million and $3.9 million in 1998, 1999 and 2000, respectively.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         The amortized cost and fair value of debt securities, by contractual sinking fund payment and maturity, as of December 31, 2000 are shown below. Actual maturity may differ from contractual maturity because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or Phoenix may have the right to put or sell the obligations back to the issuers.

                                                                HELD-TO-MATURITY             AVAILABLE-FOR-SALE
                                                          ----------------------------  ----------------------------
                                                            AMORITIZED       FAIR        AMORITIZED        FAIR
                                                               COST          VALUE          COST           VALUE
                                                          -------------  -------------  -------------  -------------
                                                                               (IN MILLIONS)
         Due in one year or less                          $       118.1  $       118.3  $       118.3  $       118.6
         Due after one year through five years                    517.2          519.8          514.7          516.9
         Due after five years through ten years                   649.7          658.1          993.5          982.0
         Due after ten years                                      529.2          525.7        1,564.0        1,577.0
         Mortgage-backed and asset-backed securities              295.4          307.0        2,830.5        2,868.8
                                                          -------------  -------------  -------------  -------------

         Total                                            $     2,109.6  $     2,128.9  $     6,021.0  $     6,063.3
         Less: securities of discontinued operations                                            114.3          114.3
                                                          -------------  -------------  -------------  -------------
         Total securities of continuing operations        $     2,109.6  $     2,128.9  $     5,906.7  $     5,949.0
                                                          =============  =============  =============  =============

         Carrying values for investments in mortgage-backed and asset-backed securities, excluding U.S. government guaranteed investments, were as follows:


                                                                                 DECEMBER 31,
                                                                         ----------------------------
                                                                              1999          2000
                                                                         -------------  -------------
                                                                                 (IN MILLIONS)

         Planned amortization class                                      $       168.0  $       117.4
         Asset-backed                                                            956.9          917.0
         Mezzanine                                                               194.9          166.5
         Commercial                                                              735.2          846.6
         Sequential pay                                                        1,039.0        1,051.4
         Pass through                                                             77.2           60.8
         Other                                                                     6.0            4.5
                                                                         -------------  -------------
         Total mortgage-backed and asset-backed securities               $     3,177.2  $     3,164.2
                                                                         =============  =============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         MORTGAGE LOANS AND REAL ESTATE

         Phoenix's mortgage loans and real estate are diversified by property type and location and, for mortgage loans, by borrower. Mortgage loans are collateralized by the related properties and are generally 75% of the properties' value at the time the original loan is made.

         Mortgage loans and real estate investments comprise the following property types and geographic regions:

                                                                 MORTGAGE LOANS                REAL ESTATE
                                                                  DECEMBER 31,                 DECEMBER 31,
                                                          ----------------------------  ----------------------------
                                                              1999            2000           1999           2000
                                                          -------------  -------------  -------------  -------------
                                                                              (IN MILLIONS)
         Property type:
         Office buildings                                 $       183.9  $       171.3  $        30.5  $        34.4
         Retail                                                   208.6          183.5           14.1            6.9
         Apartment buildings                                      252.9          180.7           41.7           45.9
         Industrial buildings                                      82.7           64.8
         Other                                                      3.0            2.2            8.9
         Valuation allowances                                     (14.3)          (9.1)          (3.2)          (9.3)
                                                          -------------  -------------  -------------  -------------
         Total                                            $       716.8  $       593.4  $        92.0  $        77.9
                                                          =============  =============  =============  =============
         Geographic region:
         Northeast                                        $       149.3  $       124.5  $        59.6  $        49.8
         Southeast                                                198.6          147.6
         North central                                            164.1          147.4             .7             .5
         South central                                            105.1          103.7           21.2           22.3
         West                                                     114.0           79.3           13.7           14.6
         Valuation allowances                                     (14.3)          (9.1)          (3.2)          (9.3)
                                                          -------------  -------------  -------------  -------------
         Total                                            $       716.8  $       593.4  $        92.0  $        77.9
                                                          =============  =============  =============  =============

         At December 31, 2000, scheduled mortgage loan maturities were as follows: 2001 - $69.8 million; 2002 - $31.2 million; 2003 - $87.1 million; 2004 - $37.1 million; 2005 - $32.9 million; 2006 - $96.6 million, and $248.0 million thereafter. Actual maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. Phoenix refinanced $6.7 million and $0.0 million of its mortgage loans during 1999 and 2000, respectively, based on terms which differed from those granted to new borrowers.

         The carrying value of delinquent and in process of foreclosure mortgage loans at December 31, 1999 and 2000 is $6.0 million and $11.4 million, respectively. There are valuation allowances of $5.4 million and $9.0 million, respectively, on these mortgages.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         INVESTMENT VALUATION ALLOWANCES

         Investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the Consolidated Balance Sheet and changes thereto were as follows:

                                                           BALANCE AT                                   BALANCE AT
                                                           JANUARY 1,      ADDITIONS     DEDUCTIONS     DECEMBER 31,
                                                          -------------  -------------  -------------  -------------
                                                                               (IN MILLIONS)
         2000
         Mortgage loans                                   $        14.3  $         1.8  $        (7.0) $         9.1
         Real estate                                                3.2            6.1                           9.3
                                                          -------------  -------------  -------------  -------------

         Total                                            $        17.5  $         7.9  $        (7.0) $        18.4
                                                          =============  =============  =============  =============


         1999
         Mortgage loans                                   $        30.6  $         9.7  $       (26.0) $        14.3
         Real estate                                                6.4             .2           (3.4)           3.2
                                                          -------------  -------------  -------------  -------------

         Total                                            $        37.0  $         9.9  $       (29.4) $        17.5
                                                          =============  =============  =============  =============


         1998
         Mortgage loans                                   $        35.8  $        50.6  $       (55.8) $        30.6
         Real estate                                               28.5            5.1          (27.2)           6.4
                                                          -------------  -------------  -------------  -------------

         Total                                            $        64.3  $        55.7  $       (83.0) $        37.0
                                                          =============  =============  =============  =============

         NON-INCOME PRODUCING MORTGAGE LOANS AND DEBT SECURITIES

         The net carrying values of non-income producing mortgage loans were $0.0 million and $6.0 million at December 31, 1999 and 2000, respectively. There were no non-income producing debt securities at December 31, 1999 and 2000.

         VENTURE CAPITAL PARTNERSHIPS

         Phoenix invests as a limited partner in venture capital limited partnerships. These partnerships focus on early-stage ventures, primarily in the information technology and life science industries, as well as direct equity investments in leveraged buyouts and corporate acquisitions.

         Phoenix records its equity in the earnings of these partnerships in net investment income.

         The components of net investment income related to venture capital partnerships for the year ended December 31, were as follows:

                                                                             1998           1999           2000
                                                                         ------------   -------------  -------------
                                                                                        (IN MILLIONS)
         Operating losses                                                $        (2.7) $        (8.9) $        (7.7)
         Realized gains on cash and stock distributions                           23.3           84.7          223.3
         Net unrealized gains on investments held in the
           partnerships                                                           19.0           64.1           61.7
                                                                         -------------  -------------  -------------

         Total venture capital partnership net investment                $        39.6  $       139.9  $       277.3
           income                                                        =============  =============  =============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         OTHER INVESTED ASSETS

         Other invested assets were as follows:

                                                                                  DECEMBER 31,
                                                                         ----------------------------
                                                                               1999          2000
                                                                         -------------  -------------
                                                                                 (IN MILLIONS)
         Transportation and equipment leases                             $        82.1  $        83.2
         Affordable housing partnerships                                          22.2           29.1
         Investment in other affiliates                                           12.4            7.5
         Seed money in separate accounts                                          33.3           41.2
         Mezzanine partnerships                                                   17.5           30.4
         Other partnership interests                                              24.5           44.3
                                                                         -------------  -------------

         Total other invested assets                                             192.0          235.7
         Less: other invested assets of discontinued operations                    4.0
                                                                         -------------  -------------
         Total other invested assets of continuing operations            $       188.0  $       235.7
                                                                         =============  =============


         NET INVESTMENT INCOME

         The components of net investment income for the year ended December 31, were as follows:


                                                                     1998              1999                2000
                                                                -------------      -------------       -------------
                                                                                   (IN MILLIONS)
         Debt securities                                        $       596.3      $       637.4       $      622.2
         Equity securities                                                6.5                7.9               13.3
         Mortgage loans                                                  83.1               66.3               54.6
         Policy loans                                                   146.5              149.0              157.4
         Real estate                                                     38.3                9.7                9.2
         Venture capital partnerships                                    39.6              139.9              277.3
         Other invested assets                                            4.8                 .7                1.2
         Short-term investments                                          23.8               22.6               27.5
                                                                -------------      -------------       -------------

         Sub-total                                                      938.9            1,033.5            1,162.7
         Less: investment expenses                                       14.0               13.0               14.3
                                                                -------------      -------------       -------------

         Net investment income                                          924.9            1,020.5            1,148.4
         Less: net investment income of discontinued
           operations                                                    65.3               67.4               21.0
                                                                -------------      -------------       -------------
         Total net investment income of continuing              $       859.6      $       953.1       $    1,127.4
           operations                                           =============      =============       =============

         Investment income of $4.5 million was not accrued on certain delinquent mortgage loans and defaulted debt securities at December 31, 2000. Phoenix does not accrue interest income on impaired mortgage loans and impaired debt securities when the likelihood of collection is doubtful. See Note 2 - "Summary of Significant Accounting Policies - Valuation of Investments" for further information on mortgage loan and debt security impairment.

         The payment terms of mortgage loans may, from time to time, be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $36.5 million and $34.9 million at December 31, 1999 and 2000, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         $4.9 million, $4.1 million and $3.9 million in 1998, 1999 and 2000, respectively. Actual interest income on these loans included in net investment income was $4.0 million, $3.5 million and $3.1 million in 1998, 1999 and 2000, respectively.

         INVESTMENT GAINS AND LOSSES

         Net unrealized investment gains and (losses) on securities available-for-sale and carried at fair value for the year ended December 31, were as follows:

                                                                     1998              1999                2000
                                                                -------------      -------------       -------------
                                                                                   (IN MILLIONS)
          Debt securities                                       $        (7.0)     $      (428.5)      $       213.8

          Equity securities                                             (91.9)              63.2              (105.7)
          DAC                                                             6.7              260.3              (117.2)
          Deferred income tax benefits                                  (32.3)             (36.7)               (3.2)
                                                                -------------      -------------       -------------

          Net unrealized investment losses
            on securities available-for-sale                    $       (59.9)     $       (68.3)      $        (5.9)
                                                                =============      =============       =============

         Net realized investment gains and losses for the year ended December 31, were as follows:

                                                                            1998           1999            2000
                                                                        -------------  -------------   -------------
                                                                                       (IN MILLIONS)
          Debt securities                                              $        (4.3) $       (20.4)   $       (54.2)
          Equity securities                                                     11.9           16.6            146.8
          Mortgage loans                                                        (6.9)          18.5              3.0
          Real estate                                                           67.5            2.9             (4.3)
          Sale of property and casualty distribution subsidiary                                40.1              (.8)
          Other invested assets                                                 (4.6)          18.5             (1.1)
                                                                       -------------  -------------    -------------

          Net realized investment gains                                         63.6           76.2             89.4
          Less: net realized investment gains  from discontinued
            operations                                                           5.4             .4               .2
                                                                       -------------  -------------    -------------
          Net realized investment gains from continuing operations     $        58.2  $        75.8    $        89.2
                                                                       =============  =============    =============

         The proceeds from sales of available-for-sale debt securities and the gross realized gains and gross realized losses on those sales for the year ended December 31, were as follows:

                                                                            1998            1999            2000
                                                                       -------------  -------------    -------------
                                                                                       (IN MILLIONS)

          Proceeds from disposals                                      $      912.7     $   1,106.9    $       898.5
          Gross realized gains on sales                                $       17.4     $      21.8    $         8.7
          Gross realized losses on sales                               $       33.6     $      39.1    $        53.2

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.       GOODWILL AND OTHER INTANGIBLE ASSETS

         Goodwill and other intangible assets were as follows:

                                                                                        DECEMBER 31,
                                                                           --------------------------------------
                                                                                  1999                 2000
                                                                           -----------------     ----------------
                                                                                       (IN MILLIONS)
          PXP gross amounts:
            Goodwill                                                       $           384.6     $          425.7
            Investment management contracts                                            236.0                244.0
            Non-compete covenant                                                         5.0                  5.0
            Other                                                                       10.9                  4.5
                                                                           -----------------     ----------------
          Totals                                                                       636.5                679.2
                                                                           -----------------     ----------------

          Other gross amounts:
            Goodwill                                                                    32.6                 25.2
            Intangible asset related to pension plan benefits                           11.7                  8.3
            Other                                                                        1.2                  1.0
                                                                           -----------------     ----------------
          Totals                                                                        45.5                 34.5
                                                                           -----------------     ----------------

          Total gross goodwill and other intangible assets                             682.0                713.7

          Accumulated amortization - PXP                                               (79.9)              (112.4)
          Accumulated amortization - other                                              (8.8)                (5.4)
                                                                           -----------------     ----------------

          Total goodwill and other intangible assets, net                  $           593.3     $          595.9
                                                                           =================     ================

         In 2000, Phoenix wrote off $1.9 million of goodwill associated with its acquisition of PractiCare, Inc. in 1997. In 1999, Phoenix wrote off
         $2.6 million of goodwill associated with its acquisition of Phoenix
         National Life Insurance Company in 1998 and $2.0 million associated with an acquisition of Phoenix New England Trust in 1999.


6.       INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES

         Investments in unconsolidated subsidiaries were as follows:

                                                                                        DECEMBER 31,
                                                                           --------------------------------------
                                                                                  1999                 2000
                                                                           -----------------     ----------------
                                                                                       (IN MILLIONS)
          EMCO common stock                                                $            13.4     $           14.8
          Aberdeen common stock                                                         61.6                 58.7
          Aberdeen 7% convertible subordinated notes                                    37.5                 37.5
          HRH common stock                                                              16.2                 16.9
          HRH 5.25% convertible subordinated notes                                      32.0                 32.0
                                                                           -----------------     ----------------
          Total investments in unconsolidated subsidiaries                 $           160.7     $          159.9
                                                                           =================     ================

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         The components of equity in earnings of and interest earned from investments in unconsolidated subsidiaries for the year ended December 31, were as follows:


                                                                      1998               1999              2000
                                                                ----------------   ---------------   ---------------
                                                                                    (IN MILLIONS)
         EMCO common stock                                      $           (1.4)   $          1.1   $           1.4
         Aberdeen common stock                                               1.2               2.9               7.0
         Aberdeen 7% convertible subordinated notes                          2.6               2.6               2.6
         HRH common stock                                                                       .7               1.2
         HRH 5.25% convertible subordinated notes                                              1.1               1.7
                                                                ----------------   ---------------   ---------------
         Total equity in earnings of and interest                            2.4               8.4              13.9
           earned from investments in unconsolidated
           subsidiaries before income taxes
         Income taxes                                                         .8               2.9               4.9
                                                                ----------------   ---------------   ---------------
         Total equity in earnings of and interest               $            1.6   $           5.5    $          9.0
           earned from investments in unconsolidated            ================   ===============   ===============
           subsidiaries

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.       DERIVATIVE INSTRUMENTS

         Derivative instruments as of December 31, are summarized below:

                                                                        1999                         2000
                                                               --------------------     -----------------------
                                                                              (IN MILLIONS)
         ASSET HEDGES
         Foreign currency swaps:
           Notional amount                                     $              8.1     $            24.3
           Weighted average received rate                                  12.04%                12.11%
           Weighted average paid rate                                      10.00%                10.61%
           Fair value                                          $               .2     $             2.0

         Interest rate swaps:
           Notional amount                                     $             43.0     $            43.0
           Weighted average received rate                                   7.51%                 7.51%
           Weighted average paid rate                                       6.14%                 6.78%
           Fair value                                          $               .4     $             1.9

         LIABILITY HEDGES
         Swaptions:
           Notional amount                                     $          1,600.0     $
           Weighted average strike rate                                     5.02%
           Index rate (1)                                              10 Yr. CMS
           Fair value                                          $            (8.2)     $

         Interest rate floors:
           Notional amount                                     $          1,210.0     $           110.0
           Weighted average strike rate                                     4.57%                 4.79%
           Index rate (1)                                        2-10 Yr. CMT/CMS       2-5 Yr. CMT/CMS
           Fair value                                          $            (7.5)     $            (.1)

          Interest rate swaps:
            Notional amount                                    $            431.0     $           410.0
            Weighted average received rate                                  6.22%                 6.66%
            Weighted average paid rate                                      6.09%                 6.50%
            Fair value                                         $              1.1     $             6.1

          Interest rate caps:
            Notional amount                                    $             50.0     $            50.0
            Weighted average strike rate                                    7.95%                 7.95%
            Index rate (1)                                             10 Yr. CMT            10 Yr. CMT
            Fair value                                         $               .8     $

         (1) Constant maturity treasury yields (CMT) and constant maturity swap yields (CMS).

         The increase in net investment income related to interest rate swap contracts was $2.1 million, $1.0 million and $1.4 million for the years ended December 31, 1998, 1999 and 2000, respectively. The decrease in net investment income related to interest rate floor, interest rate cap and swaption contracts was $0.2 million, $2.3 million and $2.3 million for the years ended December 31, 1998, 1999 and 2000, respectively, representing quarterly premium payments on these instruments which are

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         being paid over the life of the contracts. The estimated fair value of these instruments represent what Phoenix would have to pay or receive if the contracts were terminated.

         Phoenix is exposed to credit risk in the event of nonperformance by counterparties to these financial instruments, but management of Phoenix does not expect counterparties will fail to meet their financial obligations, given their high credit ratings. The credit exposure of these instruments is the positive fair value at the reporting date.

         Management of Phoenix considers the likelihood of any material loss on these instruments to be remote.

8.       NOTES PAYABLE

                                                                                   DECEMBER 31,
                                                               -----------------------------------------------------
                                                                        1999                          2000
                                                               -----------------------      ------------------------
                                                                                 (IN MILLIONS)
         Short-term debt                                       $                  21.6      $                    .3
         Bank borrowings, blended rate 6.9% due in varying
           amounts to 2004                                                       260.3                        230.0
         Notes payable                                                             1.1
         Subordinated debentures, 6% due 2015                                     41.4                         20.1
         Surplus notes, 6.95%, due 2006                                          175.0                        175.0
                                                               -----------------------      -----------------------

         Total notes payable                                   $                 499.4      $                 425.4
                                                               =======================      =======================

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         Phoenix has several lines of credits established with major commercial banks. The first facility has a $100.0 million line of credit maturing October 3, 2001. Drawdowns may be executed in domestic U.S. dollars for any period prior to maturity or in Eurodollars based on maturities of 30, 60, 90 or 180 days. Domestic dollar loans bear interest at the greater of the bank's commercial prime rate or the effective federal funds rate plus 0.5%. Eurodollar loans bear interest at LIBOR plus an applicable margin. The credit agreement contains customary financial and operating covenants that include, among other provisions, requirements that Phoenix maintain a minimum risk-based capital ratio, and that it not exceed a maximum leverage ratio. Phoenix was in compliance with all financial and operating covenants related to this facility as of December 31, 2000. At December 31, 2000, Phoenix had no outstanding borrowing under this agreement.

         The second facility has a $100.0 million line that matures November 1, 2001. Loans under this facility may be made available to Phoenix or PM Holdings with Phoenix's unconditional guarantee. Drawdowns may be executed in domestic U.S. dollars for any period prior to maturity or in Eurodollars based on maturities of 30, 60, 90 or 180 days. Domestic dollar loans bear interest at the greater of the bank's commercial prime rate or the effective federal funds rate plus 0.5%. Domestic dollar drawdowns may also be executed at various maturities that bear interest at the bank's certificate of deposit rate plus 0.285%. Eurodollar loans bear interest at LIBOR plus an applicable margin. The credit agreement contains customary financial and operating covenants that include, among other provisions, requirements that Phoenix maintain a minimum risk based capital ratio and a minimum capital to asset ratio, as well as other ratios, including debt to capital, non-investment-grade assets to total assets, and real estate assets to net invested assets. Phoenix was in compliance with all financial and operating covenants related to this facility as of December 31, 2000 with the exception of the ratio of non-investment grade assets to total assets. At December 31, 2000, Phoenix had no outstanding borrowing under this agreement. There were no penalties or liabilities as a result of the covenant violation.

         The third facility has a (pound)20.0 million line that matures on July 11, 2001. Loans under this facility bear interest at Sterling LIBOR plus an applicable margin. The credit agreement contains customary financial and operating covenants. Phoenix was in compliance with all financial and operating covenants related to this facility as of December 31, 2000. At December 31, 2000, Phoenix had no outstanding borrowing under this agreement, and in January 2001, terminated this agreement.

         The fourth facility is a $200.0 million syndicated line maturing in August 2002 available to PXP with Phoenix's unconditional guarantee. Drawdowns may be executed in domestic U.S. dollars or in Eurodollars. PXP may select from the Certificate of Deposit (CD), Eurodollar, or the Base Lending rate, plus an applicable margin in the case of Eurodollar and CD rate loans. The credit agreement contains customary financial and operating covenants including, among other provisions, requirements that the company maintain certain financial ratios and satisfy certain financial tests, restrictions on the ability to incur indebtedness and limitations on the amount of PXP's capital expenditures. Phoenix was in compliance with all financial and operating covenants related to this facility as of December 31, 2000. As of December 31, 2000, PXP had $190.0 million outstanding under this agreement.

         The fifth facility is a $175.0 million line maturing in March 2004 available to PXP with Phoenix's unconditional guarantee. Drawdowns may be executed in domestic U.S. dollars or in Eurodollars. Domestic dollar loans bear interest at the bank's commercial prime rate or the effective federal funds rate plus 0.5%. Eurodollar loans bear interest at rates equal to LIBOR plus an applicable margin. The credit agreement contains customary financial and operating covenants. Phoenix was in compliance with all financial and operating covenants related to this facility as of December 31, 2000. As of December 31, 2000 PXP had $40.0 million outstanding under this agreement.

         In November 1996, Phoenix issued $175.0 million principal amount of 6.95% surplus notes due December 1, 2006. Each payment of interest on principal of the notes requires the prior approval of the Superintendent of Insurance of the State of New York (the Superintendent), and may be made only out of surplus funds which the Superintendent determines to be available for such payment under the New York Insurance Law. The notes contain neither financial covenants nor early redemption

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         provisions, and are to rank pari passu with any subsequently issued surplus, capital or contribution notes or similar obligations of Phoenix. As of December 31, 2000, Phoenix had $175.0 million in surplus notes outstanding.

         As of December 31, 2000 Phoenix had outstanding $20.1 million principal amount of 6% convertible subordinated debentures due 2015, issued by PXP and held by outside third parties. PXP issued these debentures in April 1998 in exchange for all outstanding shares of its Series A convertible exchangeable preferred stock. Each $25.00 principal amount of these debentures is convertible into 3.11 shares of PXP common stock at any time upon the holder's election and the debentures may be redeemed by PXP, in whole or in part at any time upon 15 days' notice beginning November 1, 2000.

         Additionally, Phoenix has access to several other, smaller credit lines. The total unused credit was $377.5 million at December 31, 2000. Phoenix was in compliance with all financial and operating covenants related to the debt agreements as of December 31, 2000, with the exception of the ratio of non-investment grade assets to total assets covenant in the Phoenix facility that matures on November 1, 2001.

         Maturities of other indebtedness are as follows: 2001 - $0.3 million; 2002 - $190.0 million; 2003 - $0.0 million; 2004 - $40.0 million; 2005
         - $0.0 million; 2006 and thereafter - $195.1 million.

         Interest expense was $29.8 million, $34.0 million and $32.7 million for the years ended December 31, 1998, 1999 and 2000, respectively.

9.       INCOME TAXES

         A summary of income taxes (benefits) applicable to income before income taxes and minority interest for the year ended December 31, was as follows:

                                                        1998                   1999                  2000
                                                 -------------------   -------------------   -------------------
                                                                          (IN MILLIONS)
         Income taxes
           Current                               $              49.6   $             114.0   $             122.4
           Deferred                                              6.4                 (15.0)                (67.0)
                                                 -------------------   -------------------   -------------------

         Total                                   $              56.0   $              99.0   $              55.4
                                                 ===================   ===================   ===================

         The income taxes attributable to the consolidated results of operations are different than the amounts determined by multiplying income before taxes by the statutory income tax rate. The sources of the difference and the income tax effects of each for the year ended December 31, were as follows:

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                        1998                   1999                   2000
                                                 --------------------   --------------------   --------------------
                                                  (IN MILLIONS)    %     (IN MILLIONS)    %     (IN MILLIONS)    %
                                                 --------------  ----   --------------  ----   --------------  ----
         Income tax expense at statutory         $         54.9   35%             93.1   35%            54.4    35%
           rate

         Dividend received deduction and
           tax-exempt interest                             (3.3) (2)%             (3.0) (1)%            (6.7)  (4)%
         Other, net                                         4.4    3%             (2.7) (1)%            (2.6)  (2)%
                                                 --------------  ----   --------------  ----   --------------  ----
                                                           56.0   36%             87.4   33%             45.1   29%

         Differential earnings
           (equity tax)                                                           11.6    4%             10.3    7%
                                                 --------------  ----   --------------  ----   --------------  ----


         Income taxes                            $         56.0   36%   $         99.0   37%   $         55.4   36%
                                                 --------------  ----   --------------  ----   --------------  ----

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         The net deferred income tax liability represents the income tax effects of temporary differences attributable to the consolidated income tax return group. The components were as follows:

                                                                                      DECEMBER 31,
                                                                        -----------------------------------------
                                                                              1999                    2000
                                                                        ------------------      -----------------
                                                                                     (IN MILLIONS)
         DAC                                                            $            287.0     $            217.9
         Unearned premium/deferred revenue                                          (139.4)                (139.0)
         Impairment reserves                                                         (15.6)                 (16.8)
         Pension and other postretirement benefits                                   (68.9)                 (65.1)
         Investments                                                                 177.2                  177.0
         Future policyholder benefits                                               (181.2)                (186.4)
         Other                                                                         3.1                    8.3
                                                                        ------------------      -----------------
                                                                                      62.2                   (4.1)
         Net unrealized investment gains                                              23.6                   11.9
         Minimum pension liability                                                    (4.1)                  (3.3)
         Equity in earnings of unconsolidated subsidiaries                             1.6                    4.9
                                                                        ------------------      -----------------

         Deferred income tax liability, net                             $             83.3      $             9.4
                                                                        ==================      =================

         Gross deferred income tax assets totaled $409.2 million and $410.6 million at December 31, 1999 and 2000, respectively. Gross deferred income tax liabilities totaled $492.5 million and $420.0 million at December 31, 1999 and 2000, respectively. It is management's assessment, based on Phoenix's earnings and projected future taxable income, that it is more likely than not that deferred income tax assets at December 31, 1999 and 2000 will be realized.

10.      PENSION AND OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFIT PLANS

         PENSION PLANS

         Phoenix has a multi-employer, non-contributory, defined benefit pension plan covering substantially all of its employees. Retirement benefits are a function of both years of service and level of compensation. Phoenix also sponsors a non-qualified supplemental defined benefit plan to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. Phoenix's funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974. Contributions are intended to provide not only for benefits attributable to service to date, but also for service expected to be earned in the future.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         Components of net periodic pension cost for the year ended December 31, were as follows:

                                                                      1998            1999             2000
                                                                 --------------   -------------   --------------
                                                                                  (IN MILLIONS)
         Components of net periodic benefit cost
           (income) Service cost                                 $         11.7   $        12.7   $          9.7
           Interest cost                                                   23.8            25.7             28.6
           Curtailments                                                                    21.6               .5
           Expected return on plan assets                                 (25.9)          (29.4)           (34.5)
           Amortization of net transition asset                            (2.5)           (2.5)            (2.5)
           Amortization of prior service cost                               1.8             1.8              1.3
           Amortization of net gain                                        (1.3)           (2.9)            (7.6)
                                                                 --------------   -------------   --------------
           Net periodic benefit cost (income)                    $          7.6   $        27.0   $         (4.5)
                                                                 ==============   =============   ==============

         In 1999 and 2000, Phoenix offered special retirement programs under which qualified participants' benefits under the employee pension plan were enhanced by adding five years to age and five years to pension plan service. Of the 374 eligible employees, 177 accepted the special retirement programs. As a result of the special retirement programs, Phoenix recorded additional pension expense of $21.6 million and $3.3 million for the years ended December 31, 1999 and 2000, respectively. Also, in 2000, Phoenix recognized a pension credit (income) of $2.8 million related to the sale of its group life and health operations. This credit is included in the results of discontinued operations.

         The aggregate change in projected benefit obligation, change in plan assets, and funded status of the plan were as follows:

                                                                                       DECEMBER 31,
                                                                        -----------------------------------------
                                                                                1999                   2000
                                                                        ------------------      -----------------
                                                                                      (IN MILLIONS)
         Change in projected benefit obligation
           Projected benefit obligation at beginning of year            $            367.3      $           397.9
           Service cost                                                               12.7                    9.7
           Interest cost                                                              25.7                   28.6
           Plan amendments                                                            23.9                    3.5
           Curtailments                                                               (6.4)                  (8.1)
           Actuarial loss                                                             (5.3)                    .4
           Benefit payments                                                          (20.0)                 (24.1)
                                                                        ------------------      -----------------
           Projected benefit obligation at end of year                  $            397.9      $           407.9
                                                                        ==================      =================

         Change in plan assets
           Fair value of plan assets at beginning of year               $            377.2      $           442.8
           Actual return on plan assets                                               81.7                   21.6
           Employer contributions                                                      3.9                    4.5
           Benefit payments                                                          (20.0)                 (24.1)
                                                                        ------------------      -----------------
           Fair value of plan assets at end of year                     $            442.8      $           444.8
                                                                        ==================      =================

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                                                       DECEMBER 31,
                                                                        -----------------------------------------
                                                                                1999                   2000
                                                                        ------------------      -----------------
                                                                                      (IN MILLIONS)
           Funded status of the plan                                    $             44.9      $            36.9
           Unrecognized net transition asset                                         (12.3)                  (9.9)
           Unrecognized prior service cost                                            11.8                    8.3
           Unrecognized net gain                                                    (135.5)                (117.4)
                                                                        ------------------      -----------------
           Net amount recognized                                        $            (91.1)     $           (82.1)
                                                                        ==================      =================

         Amounts recognized in the Consolidated Balance
           Sheet consist of:
           Accrued benefit liability                                    $           (114.7)     $           (99.8)
           Intangible asset                                                           11.7                    8.3
           Accumulated other comprehensive income                                     11.9                    9.4
                                                                        ------------------      -----------------
           Amounts recognized in the Consolidated Balance               $            (91.1)     $           (82.1)
              Sheet                                                     ==================      =================

         At December 31, 1999 and 2000, the non-qualified plan was not funded and had projected benefit obligations of $72.3 million and $73.6 million, respectively. The accumulated benefit obligations as of December 31, 1999 and 2000 related to this plan were $60.1 million and $61.7 million, respectively, and are included in other liabilities on the Consolidated Balance Sheet.

         Phoenix recorded, as a reduction of equity, an additional minimum pension liability of $7.7 million and $6.1 million, net of income taxes, at December 31, 1999 and 2000, respectively, representing the excess of accumulated benefit obligations over the fair value of plan assets and accrued pension liabilities for the non-qualified plan. Phoenix has also recorded an intangible asset of $11.7 million and $8.3 million as of December 31, 1999 and 2000 related to the non-qualified plan.

         The discount rate used in determining the actuarial present value of the projected benefit obligation was 7.5% for 1999 and 2000. The discount rate assumption for 2000 was determined based on a study that matched available high quality investment securities with the expected timing of pension liability payments. The rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation was 4.5% for 1999 and 2000. The expected long-term rate of return on retirement plan assets was 8.0% in 1999 and 2000.

         The assets within the pension plan include corporate and government debt securities, equity securities, real estate, venture capital partnerships, and shares of mutual funds.

         Phoenix also sponsors savings plans for its employees and agents that are qualified under Internal Revenue Code Section 401(k). Employees and agents may contribute a portion of their annual salary, subject to certain limitations, to the plans. Phoenix contributes an additional amount, subject to limitation, based on the voluntary contribution of the employee or agent. Company contributions charged to expense with respect to these plans during the years ended December 31, 1998, 1999 and 2000 were $4.1 million, $4.0 million and $3.8 million, respectively.

         OTHER POSTRETIREMENT BENEFIT PLANS

         In addition to Phoenix's pension plans, Phoenix currently provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by Phoenix. A substantial portion of Phoenix's employees may become eligible for these

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         benefits upon retirement. The health care plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

         Phoenix recognizes the costs and obligations of postretirement benefits other than pensions over the employees' service period ending with the date an employee is fully eligible to receive benefits.

         The components of net periodic postretirement benefit cost for the year ended December 31, were as follows:

                                                                      1998            1999             2000
                                                                 --------------   -------------   --------------
                                                                                  (IN MILLIONS)
         Components of net periodic benefit cost
           Service cost                                          $          3.4   $         3.4   $          2.2
           Interest cost                                                    4.6             4.6              4.3
           Curtailments                                                                     5.4             (1.7)
           Amortization of net gain                                        (1.2)           (1.5)            (2.2)
                                                                 --------------   -------------   --------------
           Net periodic benefit cost                             $          6.8   $        11.9   $          2.6
                                                                 ==============   =============   ==============

         As a result of the special retirement programs, Phoenix recorded an additional postretirement benefit expense (pre-tax) of $5.5 million and $1.1 million for the years ended December 31, 1999 and 2000, respectively. Also, in 2000, Phoenix recognized a postretirement credit (income) of $2.9 million related to the sale of its group life and health operations. This credit is included in the results of discontinued operations.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         The plan's change in projected benefit obligation, change in plan assets, and funded status were as follows:


                                                                                            DECEMBER 31,
                                                                                 ---------------------------------
                                                                                      1999              2000
                                                                                 ---------------   ---------------
                                                                                          (IN MILLIONS)
         Change in projected postretirement benefit obligation
           Projected benefit obligation at beginning of year                     $          71.1   $          71.4
           Service cost                                                                      3.4               2.2
           Interest cost                                                                     4.6               4.3
           Plan amendments                                                                   5.8               1.3
           Curtailments                                                                      (.3)             (3.1)
           Actuarial gain                                                                   (8.7)             (9.6)
           Benefit payments                                                                 (4.5)             (3.9)
                                                                                 ---------------   ---------------
           Projected benefit obligation at end of year                                      71.4              62.6
                                                                                 ---------------   ---------------

         Change in plan assets
           Employer contributions                                                            4.5               3.9
           Benefit payments                                                                 (4.5)             (3.9)
                                                                                 ---------------   ---------------
           Fair value of plan assets at end of year
                                                                                 ---------------   ---------------

         Funded status of the plan                                                         (71.4)            (62.6)
         Unrecognized net gain                                                             (33.6)            (41.0)
                                                                                 ---------------   ---------------
           Accrued benefit liability                                             $        (105.0)  $        (103.6)
                                                                                 ===============   ===============

         The discount rate used in determining the accumulated postretirement benefit obligation was 7.5% at December 31, 1999 and 2000.

         For purposes of measuring the accumulated postretirement benefit obligation the health care costs were assumed to increase 7.5% and 6.5% in 1999 and 2000, respectively, declining thereafter until the ultimate rate of 5.5% is reached in 2002 and remains at that level thereafter.

         The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation by $4.8 million and the annual service and interest cost by $0.6 million, before income taxes. Decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation by $4.5 million and the annual service and interest cost by $0.5 million, before income taxes. Gains and losses that occur because actual experience differs from the estimates are amortized over the average future service period of employees.

         OTHER POSTEMPLOYMENT BENEFITS

         Phoenix recognizes the costs and obligations of severance, disability and related life insurance and health care benefits to be paid to inactive or former employees after employment but before retirement. Other postemployment benefit expenses were ($0.5) million for 1998, $0.5 million for 1999, and ($0.7) million for 2000.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

11.      COMPREHENSIVE INCOME

         The components of, and related income tax effects for, other comprehensive income for the year ended December 31, were as follows:


                                                                     1998              1999              2000
                                                                ---------------   ---------------   ---------------
                                                                                   (IN MILLIONS)
         Unrealized (losses) gains on securities available-
           for-sale:
         Before-tax amount                                      $         (72.3)  $        (102.8)  $          81.5
         Income tax (benefit) expense                                     (25.4)            (36.0)             28.5
                                                                ---------------   ---------------   ---------------
         Totals                                                           (46.9)            (66.8)             53.0
                                                                ---------------   ---------------   ---------------

         Reclassification adjustment for net gains realized
           in net income:
         Before-tax amount                                                (20.0)             (2.2)            (90.6)
         Income tax benefit                                                (7.0)              (.7)            (31.7)
                                                                ---------------   ---------------   ---------------
         Totals                                                           (13.0)             (1.5)            (58.9)
                                                                ---------------   ---------------   ---------------

         Net unrealized losses on securities available-
           for-sale:
         Before-tax amount                                                (92.3)           (105.0)             (9.1)
         Income tax benefit                                               (32.4)            (36.7)             (3.2)
                                                                ---------------   ---------------   ---------------
         Totals                                                 $         (59.9)  $         (68.3)  $          (5.9)
                                                                ===============   ===============   ===============

         Minimum pension liability adjustment:
         Before-tax amount                                      $          (2.3)  $          (2.3)  $           2.4
         Income tax (benefit) expense                                       (.8)              (.8)               .8
                                                                ---------------   ---------------   ---------------
         Totals                                                 $          (1.5)  $          (1.5)  $           1.6
                                                                ===============   ===============   ===============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         The following table summarizes accumulated other comprehensive income for the year ended December 31:

                                                                      1998              1999             2000
                                                                ---------------   ---------------   --------------
                                                                                   (IN MILLIONS)
         Net unrealized gains (losses) on securities
         available-for-sale:
         Balance, beginning of year                             $         160.4   $         100.5   $         32.2
         Change during period                                             (59.9)            (68.3)            (5.9)
                                                                ---------------   ---------------   --------------
         Balance, end of year                                             100.5              32.2             26.3
                                                                ---------------   ---------------   --------------

         Minimum pension liability adjustment:
         Balance, beginning of year                                        (4.7)             (6.2)            (7.7)
         Change during period                                              (1.5)             (1.5)             1.6
                                                                ---------------   ---------------   --------------
         Balance, end of year                                              (6.2)             (7.7)            (6.1)
                                                                ---------------   ---------------   --------------

         Accumulated other comprehensive income:
         Balance, beginning of year                                       155.7              94.3             24.5
         Change during period                                             (61.4)            (69.8)            (4.3)
                                                                ---------------   ---------------   --------------
         Balance, end of year                                   $          94.3   $          24.5   $         20.2
                                                                ===============   ===============   ==============

12.      SEGMENT INFORMATION

         Phoenix offers a wide range of financial products and services. These businesses are managed within four reportable segments: (i) Life and Annuity, (ii) Investment Management, (iii) Venture Capital, and (iv) Corporate and Other. These reportable segments are managed in this fashion because they either provide different products or services, are subject to different regulation, require different strategies or have different distribution systems.

         The Life and Annuity segment includes the individual life insurance and annuity products including participating whole life, universal life, variable life, term life and variable annuities.

         The Investment Management segment includes retail and institutional investment management and distribution including mutual funds, managed accounts, open-end funds and closed-end funds.

         The Venture Capital segment includes Phoenix's equity share in the operating income and the realized and unrealized investment gains of Phoenix's venture capital partnership investments.

         Corporate and Other contains several smaller subsidiaries and investment activities which do not meet the thresholds of reportable segments as defined in SFAS No. 131 "Disclosure about Segments of an Enterprise and Related Information." They include international operations and the run-off of Phoenix's group pension and guaranteed investment contract businesses.

         The majority of Phoenix's revenue is derived in the United States of America. Revenue derived from outside the United States of America is not material and revenue derived from any single customer does not exceed ten percent of total consolidated revenues.

         The accounting policies of the segments are the same as those described in Note 2 - "Summary of Significant Accounting Policies." Phoenix evaluates segment performance on the basis of segment after-tax operating income. Realized investment gains and some non-recurring items are excluded because management does not consider them when evaluating the financial performance of the segments. The size and timing of realized investment gains are often subject to management's discretion. The non-recurring items are removed from segment after-tax operating income if, in management's opinion, they are not indicative of overall operating trends. While some of these items

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         may be significant components of Phoenix's GAAP net income, Phoenix believes that segment after-tax operating income is an appropriate measure that represents the net income attributable to the ongoing operations of the business. The criteria used by management to identify non-recurring items and to determine whether to exclude a non-recurring item from segment after-tax operating income include whether the item is infrequent and:

             o    is material to the segment's after-tax operating income,

             o    results from a business restructuring,

             o    results from a change in the regulatory environment or

             o    relates to other unusual circumstances (e.g., litigation).

         Non-recurring items excluded by management from segment after-tax operating income may vary from period to period. Because such items are excluded based on management's discretion, inconsistencies in the application of management's selection criteria may exist. Segment after-tax operating income is not a substitute for net income determined in accordance with GAAP, and may be different from similarly titled measures of other companies.

         Capital is allocated to Investment Management on a historical cost basis and to insurance products based on 200% of company action level risk-based capital. Net investment income is allocated based on the assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations using time studies and other allocation methodologies. See Note 10 - "Pension and Other Postretirement and Postemployment Benefit Plans."

         The following tables provide certain information with respect to Phoenix's operating segments as of and for the years ended December 31, 1998, 1999 and 2000, as well as the realized investment gains and non-recurring items not included in segment after-tax operating income.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                                                 AS OF DECEMBER 31,
                                                                ---------------------------------------------------
                                                                      1998              1999             2000
                                                                ---------------   ---------------   ---------------
                                                                                   (IN MILLIONS)
         Total assets:
         Life and Annuity                                       $      16,938.8   $      18,037.8   $      17,862.4
         Investment Management                                            629.4             784.9             800.2
         Venture Capital                                                  191.2             338.1             467.3
         Corporate and Other                                              739.9             938.6           1,157.7
         Discontinued operations                                          298.7             187.6              25.6
                                                                ---------------   ---------------   ---------------
           Total                                                $      18,798.0   $      20,287.0   $      20,313.2
                                                                ===============   ===============   ===============

         Deferred Policy Acquisition Costs:
         Life and Annuity                                       $       1,058.2   $       1,318.8   $       1,019.0
                                                                ===============   ===============   ===============

         Policy liabilities and accruals:
         Life and Annuity                                       $      10,441.9   $      10,771.4   $      11,220.0
         Corporate and Other                                              136.7             128.4             152.6
                                                                ---------------   ---------------   ---------------
           Total                                                $      10,578.6   $      10,899.8   $      11,372.6
                                                                ===============   ===============   ===============

         Policyholder deposit funds:
         Life and Annuity                                       $         510.7   $         521.9   $         665.6
         Corporate and Other                                               21.0              16.3              12.8
                                                                ---------------   ---------------   ---------------
           Total                                                $         531.7   $         538.2   $         678.4
                                                                ===============   ===============   ===============

                                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                                ---------------------------------------------------
                                                                      1998              1999             2000
                                                                ---------------   ---------------   ---------------
                                                                                   (IN MILLIONS)
         Premiums:
         Life and Annuity                                       $       1,175.8   $       1,175.7   $       1,147.4
                                                                ---------------   ---------------   ---------------
           Total                                                        1,175.8           1,175.7           1,147.4
                                                                ---------------   ---------------   ---------------

         Insurance and investment product fees:
         Life and Annuity                                                 248.3             277.7             302.7
         Investment Management                                            225.3             284.3             324.4
         Corporate and Other                                               83.5              42.2              28.1
         Non-recurring items                                                                 (5.9)              4.6
         Less: inter-segment revenues                                     (19.6)            (23.7)            (28.8)
                                                                ---------------   ---------------   ---------------
           Total                                                $         537.5   $         574.6   $         631.0
                                                                ---------------   ---------------   ---------------

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                                ---------------------------------------------------
                                                                     1998               1999               2000
                                                                ---------------   ---------------   ---------------
                                                                                   (IN MILLIONS)
         Net investment income:
         Life and Annuity                                       $         768.8   $         768.3   $         791.4
         Investment Management                                                                3.1               2.6
         Venture Capital                                                   39.6             139.9             277.3
         Corporate and Other                                               41.8              31.3              45.3
         Add: inter-segment investment expenses                             9.4              10.5              10.8
                                                                ---------------   ---------------   ---------------
           Total                                                          859.6             953.1           1,127.4
                                                                ---------------   ---------------   ---------------

         Policy benefits and increase in policy liabilities
           and policyholder dividends:
         Life and Annuity                                               1,743.6           1,723.6           1,775.8
         Corporate and Other                                               17.8              10.0              12.0
                                                                ---------------   ---------------   ---------------
           Total                                                        1,761.4           1,733.6           1,787.8
                                                                ---------------   ---------------   ---------------

         Amortization of Deferred Policy Acquisition
           Costs:
         Life and Annuity                                                 138.0             147.9             137.8
         Non-recurring items                                                                                  218.2
                                                                ---------------   ---------------   ---------------
           Total                                                          138.0             147.9             356.0
                                                                ---------------   ---------------   ---------------

         Amortization of goodwill and other intangible assets:
         Life and Annuity                                                    .8               6.7                .9
         Investment Management                                             22.0              30.3              31.8
         Corporate and Other                                                6.0               3.1               4.2
                                                                ---------------   ---------------   ---------------
           Total                                                           28.8              40.1              36.9
                                                                ---------------   ---------------   ---------------

         Interest expense:
         Life and Annuity                                                                                        .9
         Investment Management                                             11.5              16.8              17.9
         Corporate and Other                                               18.3              17.2              14.7
         Less: inter-segment expenses                                                                           (.8)
                                                                ---------------   ---------------   ---------------
           Total                                                           29.8              34.0              32.7
                                                                ---------------   ---------------   ---------------

         Other operating expenses:
          Life and Annuity                                                253.3             271.3             295.9
          Investment Management                                           149.1             187.0             222.9
         Corporate and Other                                              122.8              84.7              98.2
         Non-recurring items                                                1.3              28.1              26.5
         Less: inter-segment expenses                                     (10.2)            (13.2)            (17.2)
                                                                ---------------   ---------------   ---------------
           Total                                                          516.3             557.9             626.3
                                                                ---------------   ---------------   ---------------

         Operating income before income taxes, minority
           interest and equity in earnings of and interest
           earned from investments in unconsolidated
           subsidiaries:
         Life and Annuity                                                  57.2              72.2              30.2
         Investment Management                                             42.7              53.3              54.4
         Venture Capital                                                   39.6             139.9             277.3
         Corporate and Other                                              (39.6)            (41.5)            (55.7)
         Non-recurring items                                               (1.3)            (34.0)           (240.1)
                                                                ---------------   ---------------   ---------------
           Total                                                $          98.6   $         189.9   $          66.1
                                                                ---------------   ---------------   ---------------

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                                --------------------------------------------------
                                                                     1998             1999              2000
                                                                ---------------   ---------------   ---------------
                                                                                 (IN MILLIONS)

         Income taxes:
         Life and Annuity                                       $          20.1    $         25.5   $          10.6
         Investment Management                                             19.3              23.0              25.7
         Venture Capital                                                   13.9              49.0              97.1
         Corporate and Other                                              (17.4)            (24.4)            (35.4)
         Non-recurring items                                                (.3)              (.7)            (73.7)
                                                                ---------------   ---------------   ---------------
           Total                                                           35.6              72.4              24.3
                                                                ---------------   ---------------   ---------------

         Minority interest in net income of consolidated
           subsidiaries:
         Investment Management                                              6.0              10.1              11.0
                                                                ---------------   ---------------   ---------------
           Total                                                            6.0              10.1              11.0
                                                                ---------------   ---------------   ---------------

         Equity in earnings of and interest earned from
           investments in unconsolidated subsidiaries:
         Investment Management                                              2.4               3.7               6.2
         Corporate and Other                                                (.8)              1.8               2.8
                                                                ---------------   ---------------   ---------------
           Total                                                            1.6               5.5               9.0
                                                                ---------------   ---------------   ---------------

         Segment operating income after taxes:
         Life and Annuity                                                  37.1              46.7              19.6
         Investment Management                                             19.8              23.9              23.9
         Venture Capital                                                   25.7              90.9             180.2
         Corporate and Other                                              (23.0)            (15.3)            (17.5)
                                                                ---------------   ---------------   ---------------
           Sub-total                                                       59.6             146.2             206.2
         Non-recurring items                                               (1.0)            (33.3)           (166.4)
                                                                ---------------   ---------------   ---------------
           Total                                                           58.6             112.9              39.8
                                                                ---------------   ---------------   ---------------

         Net realized investment gains (losses) after
           income taxes:
         Life and Annuity                                                 (11.6)             10.3             (15.8)
         Investment Management                                              6.9                                 5.2
         Corporate and Other                                               38.0              38.9              65.6
                                                                ---------------   ---------------   ---------------
           Total                                                           33.3              49.2              55.0
                                                                ---------------   ---------------   ---------------

         Income (loss) from continuing operations:
         Life and Annuity                                                  25.5              57.0               3.8
         Investment Management                                             26.7              23.9              29.1
         Venture Capital                                                   25.7              90.9             180.2
         Corporate and Other                                               15.0              23.6              48.1
         Non-recurring items                                               (1.0)            (33.3)           (166.4)
                                                                ---------------   ---------------   ---------------
           Total                                                $          91.9   $         162.1   $          94.8
                                                                ===============   ===============   ===============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         The components of non-recurring items for the year ended December 31, were as follows:


                                                                     1998               1999               2000
                                                                ---------------   ---------------   ---------------
                                                                                   (IN MILLIONS)
         Supplemental Information
         Non-recurring items:
         Life and Annuity
             DAC write-off                                      $                 $                 $        (141.8)
                                                                ---------------   ---------------   ---------------
             Sub-total                                                                                       (141.8)
                                                                ---------------   ---------------   ---------------
         Investment Management
             Portfolio (loss) gain                                                           (3.8)              3.1
             Loss on sublease transaction                                                                       (.7)
             Restructuring charges                                         (1.0)              (.7)
             Expense of purchase of PXP minority
               interest                                                                                         (.7)
             Litigation settlement                                                                             (1.8)
                                                                ---------------   ---------------   ---------------
             Sub-total                                                     (1.0)             (4.5)              (.1)
                                                                ---------------   ---------------   ---------------
         Corporate and Other
             Early retirement pension adjustment                                            (17.6)
             Demutualization expense                                                                          (14.1)
             Surplus tax                                                                    (11.2)            (10.4)
                                                                ---------------   ---------------   ---------------
             Sub-total                                                                      (28.8)            (24.5)
                                                                ---------------   ---------------   ---------------
         Total                                                  $          (1.0)  $         (33.3)  $        (166.4)
                                                                ===============   ===============   ===============

         Non-recurring items include:

         o an increase to deferred policy acquisition costs amortization resulting from a change in estimated future investment earnings due to a reallocation in December 2000 of assets supporting participating life policies;

         o a charge incurred in 1999, and subsequent insurance recovery in the second quarter of 2000, related to the reimbursement of the two mutual fund investment portfolios which had inadvertently sustained losses;

         o  expenses related to sublease transactions on certain office space;

         o various restructuring charges, which included expenses resulting from a senior executive exercising certain rights under an employment agreement, charges related to the out-sourcing of fund accounting operations, and severance costs related to staff reductions resulting primarily from the closing of PXP's equity management department in Hartford and PXP's reductions in the institutional line of business;

         o  expenses related to the purchase of the PXP minority interest;

         o a charge related to a litigation settlement with former clients of PXP and its former financial consulting subsidiary;

         o a charge incurred in 1999 in connection with an early retirement program;

         o  expenses related to the demutualization; and

         o surplus tax because, as a mutual life insurance company, Phoenix was subject, in the periods indicated, to a surplus tax limiting the ability of mutual insurance companies to deduct the full amount of policyholder dividends from taxable income. Phoenix will not be subject to such surplus tax in 2001 and future years, as a result of demutualization.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         Included in policy benefits and dividend amounts for the Life and Annuity segment is interest credited on policyholder account balance of $111.7 million, $105.6 million and $109.5 million for the years, ended December 31, 1998, 1999 and 2000, respectively.

13.      DISCONTINUED OPERATIONS

         During 1999, Phoenix discontinued the operations of three of its business segments which in prior years had been reflected as reportable business segments: the reinsurance operations, the real estate management operations and the group life and health operations. The discontinuation of these business segments resulted from the sale of several operations, a signed agreement to sell one of the operations and the implementation of plans to withdraw from the remaining businesses.

         REINSURANCE OPERATIONS

         During 1999, Phoenix completed a comprehensive strategic review of its reinsurance segment and decided to exit these operations through a combination of sale, reinsurance and placement of certain components into run-off. The reinsurance segment consisted primarily of individual life reinsurance operations as well as group accident and health reinsurance business. Accordingly, Phoenix estimated sales proceeds, net premiums, net claims payments and expenses of winding-down the business. As a result, in 1999 Phoenix recognized a $173.0 million pre-tax loss on the disposal of reinsurance operations. The significant components of the loss on the disposal of reinsurance operations were as follows:

         On August 1, 1999, Phoenix sold its individual life reinsurance operations and certain group health reinsurance business to Employers Reassurance Corporation for $130 million. The transaction was structured as a reinsurance and asset sale transaction (assumption reinsurance), resulting in a pre-tax gain of $113 million. The pre-tax income from operations for the seven months prior to disposal was $19 million. During the third quarter of 2000, Phoenix recorded a pre-tax charge of $6 million to reflect a true-up adjustment to estimated individual life reinsurance reserves, in accordance with the sales agreement.

         During 1999, Phoenix placed the retained group accident and health reinsurance business into run-off. Phoenix adopted a formal plan to stop writing new contracts covering these risks and end the existing contracts as soon as those contracts would permit. However, Phoenix remained liable for claims under those contracts.

         Based on the most recent information available, Phoenix reviewed the run-off block and estimated the amount and timing of future net premiums, claims and expenses. Consequently, Phoenix increased reserve estimates on the run-off block by $180 million (pre-tax). In addition, as part of the exit strategy, Phoenix purchased aggregate excess of loss reinsurance to further protect Phoenix from unfavorable results from this discontinued business. This reinsurance is subject to an aggregate retention of $100 million on the discontinued business. Phoenix may commute the agreement at any time after September 30, 2004, subject to automatic commutation effective September 30, 2019. Phoenix incurred an initial expense of $130 million on the acquisition of this reinsurance.

         During 2000 Phoenix updated its estimates of future losses related to the group accident and health reinsurance business as well as future expenses associated with managing the run-off. Based on the most recent information available, Phoenix increased reserve estimates on the run-off block by $97 million (pre-tax). Phoenix determined that the increase to reserves was needed based on revised actuarial assumptions to reflect current and expected deteriorating trends in claim experience and higher than anticipated expenses.

         The additional reserves and aggregate excess of loss reinsurance coverage are expected to cover the run-off of the business; however, the nature of the underlying risks is such that the claims may take years to reach the reinsurers involved. Therefore, Phoenix expects to pay claims out of existing estimated reserves for up to ten years as the level of business diminishes.

         A significant portion of the claims arising from the discontinued group accident and health reinsurance business arises from the activities of Unicover Managers, Inc. (Unicover). Unicover

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         organized and managed a group, or pool, of insurance companies (Unicover pool) and certain other facilities, which reinsured the life and health insurance components of workers' compensation insurance policies issued by various property and casualty insurance companies. Phoenix was a member of the Unicover pool. Phoenix terminated its participation in the Unicover pool effective March 1, 1999.

         Phoenix is involved in disputes relating to the activities of Unicover. Under Unicover's underwriting authority, the Unicover pool and Unicover facilities wrote a dollar amount of reinsurance coverage that was many times greater than originally estimated. As a member of the Unicover pool, Phoenix is involved in several proceedings in which the pool members assert that they can deny coverage to certain insurers which claim that they purchased reinsurance coverage from the pool.

         Further, Phoenix was, along with Sun Life Assurance of Canada (Sun
         Life) and Cologne Life Reinsurance Company (Cologne Life), a retrocessionaire (meaning a reinsurer of other reinsurers) of the Unicover pool and two other Unicover facilities, providing the pool and facility members with reinsurance of the risks that the pool and facility members had assumed. In September 1999, Phoenix joined an arbitration proceeding that Sun Life had begun against the members of the Unicover pool and the Unicover facilities. In this arbitration, Phoenix and Sun Life sought to cancel their retrocession agreement on the grounds that material misstatements and nondisclosures were made to them about, among other things, the amount of risks they would be reinsuring. The arbitration proceedings are ongoing only with respect to the Unicover pool, because Phoenix, Sun Life and Cologne Life reached settlement with the two Unicover facilities in the first quarter of 2000 (see discussion below).

         In its capacity as a retrocessionaire of the Unicover business, Phoenix had an extensive program of its own reinsurance in place to protect it from financial exposure to the risks it had assumed. Currently, Phoenix is involved in separate arbitration proceedings with three of its own retrocessionaires, which are seeking, on various grounds, to avoid paying any amounts to Phoenix. All of these proceedings remain in their preliminary phases. Because the same retrocession program that covers Phoenix's Unicover business covers a significant portion of its other remaining group accident and health reinsurance business, Phoenix could have additional material losses if one or more of its retrocesssionaires successfully avoids its obligations.

         During 2000, Phoenix reached settlements with several of the companies involved in Unicover. On January 13, 2000, Phoenix and the other member companies of the Unicover pool settled with EBI Indemnity Company and affiliates of the Orion Group (EBI/Orion), by which all pool members were released from their obligations as reinsurers of EBI/Orion. On January 21, 2000, Phoenix settled with Reliance
         Insurance Company (Reliance) and its parent Reliance Group Holdings, Inc. and was released from its obligations as a reinsurer of the so-called Reliance facility. On March 27, 2000, Phoenix settled with Reliance, Lincoln National Life Insurance Company and Lincoln National Health and Casualty Company, releasing Phoenix from its obligations as a reinsurer of the so-called Lincoln facility. On May 28, 2000, Phoenix reached an agreement with one of its retrocessionaires, and recovered a substantial portion of its settlement cost on the Reliance settlement. Financial terms of these settlements were consistent with the provisions established by Phoenix in 1999. There was no effect on net income resulting from these settlements for the year ended December 31, 2000.

         A second set of disputes involves personal accident business that was reinsured in the London reinsurance market in the mid-1990s in which Phoenix participated. The disputes involve multiple layers of reinsurance, and allegations that the reinsurance program created by the brokers involved in placing those layers was interrelated and devised to disproportionately pass losses to a top layer of reinsurers. Many companies who participated in this business are involved in arbitrations in which those top layer companies are attempting to avoid their obligations on the basis of misrepresentation. Because of the complexity of the disputes and the reinsurance arrangements, many of these companies are currently participating in negotiations of the disputes for certain contract years, and Phoenix believes that similar discussions will follow for the remaining years. Although Phoenix is vigorously defending its contractual rights, Phoenix is actively involved in the attempt to reach negotiated business solutions.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         Given the uncertainty associated with litigation and other dispute resolution proceedings, and the expected long term development of net claims payments, the estimated amount of the loss on disposal of reinsurance discontinued operations may differ from actual results. However, it is management's opinion, after consideration of the provisions made in these financial statements, as described above, that future developments will not have a material effect on Phoenix's consolidated financial position.

         The other component of the loss on the disposal of reinsurance discontinued operations in 1999 was as follows:

         On June 30, 1999, PM Holdings sold Financial Administrative Services, Inc. (FAS), its third party administration subsidiary affiliated with individual life reinsurance, to CYBERTEK, a wholly-owned subsidiary of Policy Management Systems Corporation. Proceeds from the sale were $8.0 million for the common stock plus $1.0 million for a covenant not-to-compete, resulting in a pre-tax gain of $3.8 million.

         In addition to the $9.0 million sale price, Phoenix will receive additional proceeds contingent on certain revenue targets. Phoenix recorded a note receivable for $4.0 million which, under the terms of the agreement, CYBERTEK will repay in six equal annual installments commencing March 31, 2001 through March 31, 2006. The contingent proceeds will be determined annually but in total, will range from a minimum of $4.0 million to a maximum of $16.0 million.

         REAL ESTATE MANAGEMENT OPERATIONS

         On May 25, 2000, Phoenix sold its investment in 50% of the outstanding common stock of Pinnacle Realty Management Company, Inc., a real estate property management firm, for $6.0 million. This sale represented Phoenix's entire interest in Pinnacle Realty Management Company, Inc. and Phoenix now has no other real estate management business. The transaction resulted in a pre-tax loss of $0.6 million.

         On March 31, 1999, Phoenix sold its real estate management subsidiary, Phoenix Realty Advisors, to Henderson Investors International Holdings, B.V. for $7.9 million in cash. The pre-tax gain realized on this transaction was $7.1 million.

         GROUP LIFE AND HEALTH OPERATIONS

         On April 1, 2000, Phoenix sold its group life and health business to GE Financial Assurance Holdings, Inc. (GEFA) except for Phoenix Dental Services, Inc. and California Benefits Dental Plan. Specifically, Phoenix Group Holdings and PM Holdings sold 97% of the common stock of Phoenix American Life Insurance Company and 100% of the common stock of Phoenix Group Services, Inc. and Clinical Disability Management, Inc. for $283.9 million. This amount is comprised of $238.9 million in cash and $45.0 million in common stock of GE Life and Annuity Assurance Company, an affiliate of GEFA. The common stock represents a 3.1% interest in GE Life and Annuity Assurance Company. Phoenix retains ownership of 3% of the common stock of Phoenix American Life Insurance Company. Phoenix has a right to put these shares back to GEFA beginning in 2005 and ending in 2007. These investments are reported as equity securities on the Consolidated Balance Sheet. The pre-tax gain on the sale was $72.1 million and is reported in discontinued operations gain on disposal, net of income taxes.

         The sale to GEFA of 100% of the common stock of Phoenix Dental Services, Inc. and California Benefits Dental Plan closed on October 31, 2000. The sales proceeds for these entities was $2.0 million which resulted in a pre-tax loss of $0.4 million.

         The assets and liabilities of the discontinued operations have been excluded from the assets and liabilities of continuing operations and separately identified on the Consolidated Balance Sheet. Net assets of the discontinued operations totaled $187.6 million and $25.5 million as of December 31, 1999 and 2000, respectively. Likewise, the Consolidated Statement of Income, Comprehensive Income and Equity has been restated for 1998 to exclude the operating results of discontinued operations from those of continuing operations. The operating results of discontinued operations and the gain or loss on disposal are presented below.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                                             YEAR ENDED DECEMBER 31,
                                                                ---------------------------------------------------
                                                                    1998               1999              2000
                                                                ---------------   ---------------   ---------------
                                                                                   (IN MILLIONS)
         Income from discontinued operations

         Revenues:
           Reinsurance Operations                               $         298.7   $                 $
           Group Life and Health Operations                               503.8             453.8             117.6
           Real Estate Management Operations                               12.7               1.2                .4
                                                                ---------------   ---------------   ---------------
         Total revenues                                         $         815.2   $         455.0   $         118.0
                                                                ===============   ===============   ===============

         Income from discontinued operations:
           Reinsurance Operations                               $          17.2   $                 $
           Group Life and Health Operations                                53.5              56.8              14.8
           Real Estate Management Operations                                (.4)             (1.6)              (.3)
                                                                ---------------   ---------------   ---------------

         Income from discontinued operations before income
           taxes                                                           70.3              55.2              14.5
         Income taxes                                                      25.1              19.1               5.1
                                                                ---------------   ---------------   ---------------

         Income from discontinued operations, net of            $         45.2    $          36.1   $           9.4
           income taxes                                         ===============   ===============   ===============

                                                                                      YEAR ENDED DECEMBER 31,
                                                                                  ---------------------------------
                                                                                       1999              2000
                                                                                  ---------------   ---------------
                                                                                           (IN MILLIONS)
         Loss on disposal of discontinued operations:
         (Loss) gain on disposal:
           Reinsurance Operations                                                 $        (173.1)  $        (103.0)
           Real Estate Management Operations                                                  5.9               (.6)
           Group Life and Health Operations                                                                    71.7
                                                                                  ---------------   ---------------

         Loss on disposal of discontinued operations before income taxes                   (167.2)            (31.9)
         Income taxes                                                                       (58.2)            (11.0)
                                                                                  ---------------   ---------------

         Loss on disposal of discontinued operations, net of income taxes         $        (109.0)  $         (20.9)
                                                                                  ===============   ===============

14.      PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

         Property, equipment and leasehold improvements, consisting primarily of office buildings occupied by Phoenix, are stated at depreciated cost. Real estate occupied by Phoenix was $101.7 million and $83.9 million at December 31, 1999 and 2000, respectively. Phoenix provides for depreciation using straight-line and accelerated methods over the estimated useful lives of the related assets which generally range from five to forty years. Accumulated depreciation and amortization was $182.3 million and $204.0 million at December 31, 1999 and 2000, respectively.

         Rental expenses for operating leases, principally with respect to buildings, amounted to $16.9 million, $16.3 million and $14.1 million in 1998, 1999, and 2000, respectively, for continuing operations. Future minimum rental payments under non-cancelable operating leases for continuing operations were approximately $39.6 million as of December 31, 2000, payable as follows: 2001 - $12.6 million;

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         2002 - $11.0 million; 2003 - $8.5 million; 2004 - $4.3 million; 2005 -
         $1.6 million; and $1.6 million thereafter.

15.      DIRECT BUSINESS WRITTEN AND REINSURANCE

         As is customary practice in the insurance industry, Phoenix cedes reinsurance as a means of diversifying underwriting risk. To the extent that reinsuring companies may not be able to meet their obligations under reinsurance agreements in effect, Phoenix remains liable. Failure of the reinsurers to honor their obligations could result in losses to the company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, Phoenix evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers. For direct issues, the maximum of individual life insurance retained by Phoenix on any one life is $8 million for single life and joint first-to-die policies and $10 million for joint last-to-die policies, with excess amounts ceded to reinsurers. Phoenix reinsures 80% of the mortality risk on the in force block of the Confederation Life business acquired on December 31, 1997, and 90% of the mortality risk on certain new issues of term and universal life products. In addition, Phoenix entered into a separate reinsurance agreement on October 1, 1998 to reinsure 80% of the mortality risk on a substantial portion of its otherwise retained individual life insurance business. In 1999, Phoenix reinsured the mortality risk on the remaining 20% of this business. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. In addition, Phoenix assumes and cedes business related to the group accident and health block in run-off. While Phoenix is not writing any new contracts, Phoenix is contractually obligated to assume and cede premiums related to existing contracts.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         Additional information on direct business written and reinsurance assumed and ceded for the year ended December 31, was as follows:

                                                                    1998               1999              2000
                                                                ---------------   ---------------   ---------------
                                                                                   (IN MILLIONS)
         Direct premiums                                        $       1,719.4   $       1,677.5   $       1,399.2
         Reinsurance assumed                                              505.3             416.2             202.4
         Reinsurance ceded                                               (371.9)           (323.0)           (280.9)
                                                                ---------------   ---------------   ---------------
         Net premiums                                                   1,852.8           1,770.7           1,320.7
         Less net premiums of discontinued operations                    (677.0)           (595.0)           (173.3)
                                                                ---------------   ---------------   ---------------
         Net premiums of continuing operations                  $       1,175.8   $       1,175.7   $       1,147.4
                                                                ===============   ===============   ===============
         Percentage of amount assumed to net premiums                       27%               24%               15%
                                                                ===============   ===============   ===============

         Direct policy and contract claims incurred             $         728.1   $         622.3   $         545.0
         Reinsurance assumed                                              433.2             563.8             257.8
         Reinsurance ceded                                               (407.8)           (285.4)           (216.2)
                                                                ---------------   ---------------   ---------------
         Net policy and contract claims incurred                          753.5             900.7             586.6
         Less net incurred claims of discontinued
           operations                                                    (465.1)           (661.7)           (234.6)
                                                                ---------------   ---------------   ---------------
         Net policy and contract claims incurred of
           continuing operations                                $         288.4   $         239.0   $         352.0
                                                                ===============   ===============   ===============

         Direct life insurance in force                         $     121,442.0   $     131,052.1   $     107,600.7
         Reinsurance assumed                                          110,632.1         139,649.9           1,736.4
         Reinsurance ceded                                           (135,818.0)       (207,192.0)        (72,042.4)
                                                                ---------------   ---------------   ---------------
         Net insurance in force                                        96,256.1          63,510.0          37,294.7
         Less insurance in force of discontinued operations           (24,330.2)         (1,619.5)
                                                                ---------------   ---------------   ---------------
         Net insurance in force of continuing operations        $      71,925.9   $      61,890.5   $      37,294.7
                                                                ===============   ===============   ===============
         Percentage of amount assumed to net insurance in                  115%              220%                5%
           force                                                ===============   ===============   ===============

         Irrevocable letters of credit aggregating $25.2 million at December 31, 2000 have been arranged with United States of America commercial banks in favor of Phoenix to collateralize the ceded reserves.

16.      PARTICIPATING LIFE INSURANCE

         Participating life insurance in force was 66.9% and 60.0% of the face value of total individual life insurance in force at December 31, 1999 and 2000, respectively. The premiums on participating life insurance policies were 79.4%, 76.8% and 73.1% of total individual life insurance premiums in 1998, 1999, and 2000, respectively.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

17.      DEFERRED POLICY ACQUISITION COSTS

         The following reflects the amount of policy acquisition costs deferred and amortized for the year ended December 31:

                                                                    1998               1999              2000
                                                                ---------------   ---------------   ---------------
                                                                                   (IN MILLIONS)
         Balance at beginning of year                           $       1,021.9   $       1,058.2   $       1,318.8
         Acquisition cost deferred                                        167.7             148.2             172.8
         Amortized to expense during the year                            (138.1)           (147.9)           (356.0)
         Adjustment to net unrealized investment gains
           (losses) included in other comprehensive income                  6.7             260.3            (116.6)
                                                                ---------------   ---------------   ---------------

         Balance at end of year                                 $      1,058.2    $       1,318.8   $       1,019.0
                                                                ===============   ===============   ===============

         In conjunction with the December 31, 1997 acquisition of the Confederation Life business, PVFP of $141.2 million is reflected as an element of deferred acquisition costs. The estimated amount to be amortized for the years ending December 31, 2001, 2002, 2003, 2004 and 2005 is $13.2 million, $10.9 million, $8.6 million, $6.7 million and $5.4 million, respectively. The following is an analysis of PVFP for the year ended December 31:

                                                                    1998               1999              2000
                                                                ---------------   ---------------   ---------------
                                                                                   (IN MILLIONS)
         Balance at beginning of year                           $         141.2   $         136.8   $         112.7
         Amortization                                                      (4.4)            (24.1)            (15.8)
                                                                ---------------   ---------------   ---------------
         Balance at end of year                                 $         136.8   $         112.7   $          96.9
                                                                ===============   ===============   ===============

         Interest accrued on the unamortized PVFP balance for the years ended December 31, 1998, 1999 and 2000 was $9.2 million, $8.9 million and $7.3 million, respectively. Interest is accrued at 7.25% on the whole life business and 5.85% on the universal life business.

         In the fourth quarter of 2000, Phoenix's board of directors approved management's recommendation to reallocate assets supporting Phoenix's participating life policies. This asset reallocation resulted from (1) the execution of Phoenix's wealth management strategy and the resulting significant change in the composition of new life insurance annualized premiums and (2) a review of assets appropriate for the closed block that would be established if Phoenix reorganized from a mutual life insurance company to a stock life insurance company in 2001. This reallocation impacted the estimated future gross margins used to determine the amortization of DAC for participating policies. Accordingly, the revisions to estimated future gross margins resulted in a $218.2 million charge to earnings ($141.8 million, net of tax).

18.      MINORITY INTEREST

         Phoenix's interests in PXP, PFG Holdings and Main Street Management, through its wholly-owned subsidiary PM Holdings, are represented by ownership of approximately 55%, 66% and 80%, respectively, of the outstanding shares of common stock at December 31, 2000. Earnings and equity attributable to minority shareholders are included in minority interest in the Consolidated Financial Statements.

         During 2000, PXP recorded $32.9 million in additional paid-in capital in connection with the exercise of employee stock options and the conversion to common shares by convertible debenture holders.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         The increase in minority interest associated with these transactions was $27.0 million. In addition, Phoenix reported a $5.9 million increase in equity as a majority interest in stock issuance transactions in the Consolidated Statement of Income, Comprehensive Income and Equity, representing its share of the difference between exercise price and net book value.

19.      STOCK PURCHASE AND AWARD PLANS

         EMPLOYEE STOCK PURCHASE PLAN

         On November 1, 1999, PXP implemented an Employee Stock Purchase Plan
         (ESPP) previously approved by PXP's board of directors. The ESPP allowed eligible employees to purchase PXP's common stock at the lower of 85% of the market price of the stock at the beginning or end of each offering period, and provided for PXP to withhold up to 15% of a participant's earnings for such purchase. PXP's only expense relating to this plan was for its administration. The maximum number of shares of PXP's common stock that were available under the ESPP was 615,000. The first six month offering period ended April 28, 2000 and the second offering period ended October 31, 2000, at which time 74,284 and 54,190 shares of common stock were under the ESPP, respectively. In consideration of the merger of PXP and PM Holdings, this plan was discontinued effective November 1, 2000.

         RESTRICTED STOCK

         Until December 31, 2000, restricted shares of PXP's common stock were issued to certain officers under the provisions of an approved restricted stock plan. Restricted stock was issued at the market value of a share of PXP's common stock on the date of the grant. If a participant's employment terminated due to retirement, death or disability, the restrictions expired and the shares became fully vested. If a participant terminated employment for any other reason, the non-vested shares of restricted stock were forfeited. The restricted stock vested in even annual installments over a three-year period from the date of the grant. Dividends declared were paid in cash as the restrictions lapsed. Restricted shares were first granted during 1998. At December 31, 1999 and 2000, 291,237 and 605,040 shares of restricted stock have been included in common stock shares outstanding, respectively. The market value of the restricted stock at the time of the grant was recorded as unearned compensation in a separate component of stockholders' equity and was amortized to expense over the restricted period. During 1999 and 2000, $1.7 million and $2.4 million was charged to compensation expense relating to the plan.

         In accordance with the merger agreement, all restricted stock shares outstanding as of December 31, 2000, became fully vested on January 11, 2001 and were acquired by PM Holdings.

         RESTRICTED STOCK GRANTS


                                                            COMMON SHARES                  AVERAGE MARKET VALUE
                                                     -----------------------------      ---------------------------
         BALANCE, DECEMBER 31, 1998                              243,130                        $      8.40
         Awarded                                                 195,067                               7.74
         Earned                                                 (105,623)                              8.18
         Forfeited                                               (41,337)                              8.08
                                                            ------------

         BALANCE, DECEMBER 31, 1999                              291,237                        $      8.08
         Awarded                                                 467,382                               6.31
         Earned                                                 (127,612)                              8.10
         Forfeited                                               (25,967)                              8.02
                                                            ------------

         BALANCE, DECEMBER 31, 2000                              605,040                        $      6.71
                                                            ============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         STOCK OPTION PLANS

         PXP has reserved a total of 14.7 million shares of company common stock to be granted under three stock option plans: the 1989 Employee Stock Option Plan (Employee Option Plan), the 1989 Employee Performance Stock Option Plan (Performance Plan) and the 1992 Long-Term Stock Incentive Plan (1992 Plan).

         The Compensation Committee of PXP's Board of Directors administered the 1992 Plan, designated which employees and outside directors participated in it and determined the terms of the options to be granted. Under the 1992 Plan, participants were granted non-qualified options to purchase shares of common stock of PXP at an option price equal to not less than 85% of the fair market value of the common stock at the time the option is granted. The options held by a participant terminate no later than 10 years from the date of grant. Options granted under the 1992 Plan vest, on average, in even annual installments over a three-year period from the date of grant.

         In accordance with the merger agreement, all stock options outstanding as of December 31, 2000, became fully vested on January 11, 2001 and were acquired by PM Holdings.

         OUTSTANDING OPTIONS

                                                                      WEIGHTED          SERIES A          WEIGHTED
                                                     COMMON            AVERAGE          PREFERRED         AVERAGE
                                                     SHARES        EXERCISE PRICE        SHARES        EXERCISE PRICE
                                               -----------------  ----------------  ----------------  -----------------
         BALANCE, DECEMBER 31, 1997                    6,106,659  $           7.40            93,253  $           28.49
         Granted                                       1,851,808              8.25
         Exercised                                      (222,846)             5.84
         Canceled                                        (10,491)             6.49           (93,253)             28.49
         Forfeited                                      (325,166)             7.47
                                               -----------------  ----------------  ----------------  -----------------

         BALANCE, DECEMBER 31, 1998                    7,399,964  $           7.66                    $
         Granted                                       1,344,727              7.75
         Exercised                                      (453,263)             5.94
         Canceled                                         (9,999)             7.71
         Forfeited                                      (353,554)             8.20
                                               -----------------  ----------------  ----------------  -----------------

         BALANCE, DECEMBER 31, 1999                    7,927,875  $           7.75                    $
         Granted                                         665,193              7.54
         Exercised                                      (893,758)             7.42
         Canceled                                           (100)             7.75
         Forfeited                                      (691,633)             7.89
                                               -----------------  ----------------  ----------------  -----------------

         BALANCE, DECEMBER 31, 2000                    7,007,577  $         7.75                      $
                                               =================  ================  ================  =================

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         EXERCISABLE OPTIONS


                                                                      WEIGHTED          SERIES A          WEIGHTED
                                                     COMMON            AVERAGE          PREFERRED         AVERAGE
                                                     SHARES        EXERCISE PRICE        SHARES        EXERCISE PRICE
                                               -----------------  ----------------  ----------------  -----------------


         BALANCE, DECEMBER 31, 1997                    2,037,842  $           7.04            93,253  $           28.49
         Became exercisable                            2,050,494              7.39
         Exercised                                      (222,846)             5.84
         Canceled                                        (10,491)             6.49          (93,253)  $           28.49
         Forfeited                                      (325,166)             7.47
                                               -----------------  ----------------  ----------------  -----------------

         BALANCE, DECEMBER 31, 1998                    3,529,833  $           7.27                    $
         Became exercisable                            1,962,396              7.78
         Exercised                                      (453,263)             5.94
         Canceled                                         (9,999)             7.71
         Forfeited                                      (159,674)             8.14
                                               -----------------  ----------------  ----------------  -----------------

         BALANCE, DECEMBER 31, 1999                    4,869,293  $           7.57                    $
         Became exercisable                            2,008,728              7.93
         Exercised                                      (893,758)             7.42
         Canceled                                           (100)             7.75
         Forfeited                                      (483,678)             7.97
                                               -----------------  ----------------  ----------------  -----------------

         BALANCE, DECEMBER 31, 2000                    5,500,485  $           7.70                    $
                                               =================  ================  ================  =================

         As of December 31, 1999, 6.5 million shares of PXP common stock were available for future grants.

         In accordance with the merger agreement, all restricted PXP stock shares and stock options outstanding at December 31, 2000 became fully vested on January 11, 2001. PXP recognized compensation expense in January 2001 of $1.5 million as a result of the change in the restricted stock vesting provisions. In addition, PXP recognized compensation expense of $57.0 million related to the payment of all outstanding options, both vested and non-vested.

         PRO FORMA INFORMATION

         PXP has adopted the disclosures-only provisions of SFAS No. 123, "Accounting for Stock-Based Compensation." Accordingly, no compensation cost has been recognized for the stock option plans, and compensation for restricted stock grants has been recorded in accordance with APB Opinion No. 25, "Accounting for Stock Issued to Employees." Had compensation cost for the PXP stock option and restricted stock plans been determined based on the fair value at the grant date for awards in 1998, 1999 and 2000 consistent with the provisions of SFAS No. 123, Phoenix's income from continuing operations would have been reduced to the pro forma amounts indicated below.

                                                                           YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------
                                                                   1998              1999              2000
                                                              ----------------  ----------------  ----------------
                                                                                 (IN MILLIONS)

         Income from continuing operations, as reported       $         91.9    $        162.1    $         94.8
         Income from continuing operations, pro forma         $         90.9    $        160.9    $         94.0

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         The weighted average fair values, at date of grant, for options granted during 1998, 1999 and 2000 were $2.10, $2.43, and $2.50 respectively, and were estimated using the Black-Scholes option valuation model with the following weighted average assumptions used for the grants in 1998, 1999 and 2000, respectively: dividend yield of 2.7%, 2.62% and 2.66%; expected volatility of 24.8%, 25.2% and 27.7%; risk-free interest rate of 5.6%, 5.6% and 6.7% and expected lives of six years.

         The options used to estimate the weighted average fair values of options granted in 1998, 1999 and 2000 were options to purchase 25,390, 11,620 and 1,620 shares of common stock, respectively, under the Employee Option Plan; options to purchase 7,332,454, 7,916,255 and 7,005,957 shares of common stock, respectively, under the 1992 Plan. During 1999, the remaining outstanding options under the Performance Plan were exercised.

20.      FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

         Other than debt securities being held-to-maturity, financial instruments that are subject to fair value disclosure requirements (insurance contracts are excluded) are carried in the Consolidated Financial Statements at amounts that approximate fair value. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

         The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

         CASH AND CASH EQUIVALENTS

         For these short-term investments, the carrying amount approximates fair value.

         DEBT SECURITIES

         Fair values are based on quoted market prices, where available, or quoted market prices of comparable instruments. Fair values of private placement debt securities are estimated using discounted cash flows that reflect interest rates currently being offered with similar terms to borrowers of similar credit quality.

         DERIVATIVE INSTRUMENTS

         Phoenix's derivative instruments include interest rate swap, cap and floor agreements, swaptions and foreign currency swap agreements. Fair values for these contracts are based on current settlement values. These values are based on brokerage quotes that utilize pricing models or formulas based upon current assumptions for the respective agreements.

         EQUITY SECURITIES

         Fair values are based on quoted market prices, where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

         MORTGAGE LOANS

         Fair values are calculated as the present value of scheduled payments, with the discount based upon the Treasury rate comparable for the remaining loan duration, plus a spread of between 130 and 800 basis points, depending on the internal quality rating of the loan. For loans in foreclosure or default, values were determined assuming principal recovery was the lower of the loan balance or the estimated value of the underlying property.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         POLICY LOANS

         Fair values are estimated as the present value of loan interest and policy loan repayments discounted at the ten year Treasury rate. Loan repayments were assumed only to occur as a result of anticipated policy lapses and it was assumed that annual policy loan interest payments were made at the guaranteed loan rate less 17.5 basis points. Discounting was at the ten year Treasury rate, except for policy loans with a variable policy loan rate. Variable policy loans have an interest rate that is reset annually based upon market rates and therefore, book value is a reasonable approximation of fair value.

         VENTURE CAPITAL PARTNERSHIPS

         Fair value of venture capital partnerships is based on the fair value of these partnerships' underlying investments. The fair values of the underlying investments are calculated as the closing market prices for investments that are publicly traded. For investments that are not publicly traded, fair value is based on estimated fair value determined by the general partner after giving consideration to operating results, financial conditions, recent sales prices of issuers' securities and other pertinent information.

         INVESTMENT CONTRACTS

         In determining the fair value of guaranteed interest contracts, a discount rate equal to the appropriate Treasury rate, plus 150 basis points, was assumed to determine the present value of projected contractual liability payments through final maturity.

         The fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less is valued at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, a discount rate equal to the appropriate Treasury rate, plus 150 basis points, was used to determine the present value of the projected account value of the policy at the end of the current guarantee period.

         Deposit type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For such liabilities, fair value is assumed to be equal to the stated liability balances.

         NOTES PAYABLE

         The fair value of notes payable is determined based on contractual cash flows discounted at market rates.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         FAIR VALUE SUMMARY

         The estimated fair values of the financial instruments as of December 31, were as follows:

                                                                       1999                          2000
                                                           ----------------------------  ----------------------------
                                                             CARRYING         FAIR          CARRYING        FAIR
                                                              VALUE           VALUE          VALUE          VALUE
                                                           -------------  -------------  -------------  -------------
                                                                                (IN MILLIONS)
         Financial assets:
         Cash and cash equivalents                         $       187.6  $       187.6  $       176.6  $       176.6
         Short-term investments                                    133.4          133.4          547.2          547.2
         Debt securities                                         7,465.0        7,370.9        8,058.6        8,077.9
         Equity securities                                         437.2          437.2          335.5          335.5
         Mortgage loans                                            716.8          680.6          593.4          573.8
         Derivative instruments                                                   (13.2)                          9.9
         Policy loans                                            2,042.6        2,040.4        2,105.2        2,182.7
         Venture capital partnerships                              338.1          338.1          467.3          467.3
                                                           -------------  -------------  -------------  -------------
         Total financial assets                            $    11,320.7  $    11,175.0    $  12,283.8  $    12,370.9
                                                           =============  =============  =============  =============

         Financial liabilities:
         Policy liabilities                                $       709.7  $       709.4    $     759.0  $       758.9
         Notes payable                                             499.4          490.8          425.4          428.5
                                                           -------------  -------------  -------------  -------------
         Total financial liabilities                       $     1,209.1  $     1,200.2    $   1,184.4  $     1,187.4
                                                           =============  =============  =============  =============

21.      CONTINGENCIES

         LITIGATION

         Certain group accident and health reinsurance business has become the subject of disputes concerning the placement of the business with reinsurers and the recovery of the reinsurance (see Note 13 - "Discontinued Operations").

22.      STATUTORY FINANCIAL INFORMATION

         The insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. Except for the accounting policy involving federal income taxes described next, there were no material practices not prescribed by the Insurance Department, as of December 31, 1998, 1999 and 2000. Phoenix's statutory federal income tax liability is principally based on estimates of federal income tax due. A deferred income tax liability has also been established for estimated taxes on unrealized gains for common stock and venture capital equity partnerships. Current New York Insurance Law does not allow the recording of deferred income taxes. Phoenix has received approval from the Insurance Department for this practice.

         Statutory surplus differs from equity reported in accordance with GAAP for life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, surplus notes are included in surplus rather than debt, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         The following reconciles the statutory net income of Phoenix as reported to regulatory authorities to the net income as reported in these financial statements for the year ended December 31:

                                                                1998                 1999              2000
                                                           ---------------     ---------------     ---------------
                                                                                   (IN MILLIONS)
          Statutory net income                             $         108.7     $         131.3     $         266.1
          DAC, net                                                    21.3               (24.3)             (181.2)
          Future policy benefits                                     (56.6)              (27.5)               (2.5)
          Pension and postretirement expenses                        (17.3)               (8.6)               13.2
          Investment valuation allowances                            107.2                15.4               (45.9)
          Interest maintenance reserve                                 1.4                (7.2)              (26.1)
          Deferred income taxes                                      (40.0)                3.9                61.3
          Other, net                                                  12.4                 6.2                (1.6)
                                                           ---------------     ---------------     ---------------

          Net income, as reported                          $         137.1     $          89.2     $          83.3
                                                           ===============     ===============     ===============


         The following reconciles the statutory surplus and asset valuation reserve (AVR) of Phoenix as reported to regulatory authorities to equity as reported in these financial statements:


                                                                                  DECEMBER 31,
                                                                           ---------------------------
                                                                               1999           2000
                                                                           -------------  ------------
                                                                                  (IN MILLIONS)

          Statutory surplus, surplus notes and AVR                         $    1,427.3   $    1,883.2
          DAC, net                                                              1,243.3        1,062.2
          Future policy benefits                                                 (490.3)        (536.0)
          Pension and postretirement expenses                                    (193.0)        (173.3)
          Investment valuation allowances                                        (211.8)        (405.9)
          Interest maintenance reserve                                             24.8             .5
          Deferred income taxes                                                    65.6          108.5
          Surplus notes                                                          (159.4)        (161.4)
          Other, net                                                               49.5           63.1
                                                                           ------------   ------------
          Equity, as reported                                              $    1,756.0   $    1,840.9
                                                                           ============   ============

         The Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under New York Insurance Law, and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

         In 1998, the National Association of Insurance Commissioners (NAIC) adopted the Codification of Statutory Accounting Principles guidance, which replaces the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. The Codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in some areas, e.g. deferred income taxes are recorded.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         The Insurance Department has adopted the Codification guidance, effective January 1, 2001. The effect of adoption on the Company's statutory surplus is expected to decrease surplus approximately $67.7 million (unaudited), primarily as a result of non-admitting certain assets and recording increased investment reserves.

23.      SUBSEQUENT EVENTS

         PURCHASE OF PXP MINORITY INTEREST

         On September 10, 2000, Phoenix and PXP entered into an agreement and plan of merger, pursuant to which Phoenix agreed to purchase PXP outstanding common stock owned by third parties, for a price of $15.75 per share. In connection with this merger, Phoenix paid total cash of $339.3 million to those stockholders in January 2001. Since the merger, third party holders of PXP's convertible subordinated debentures have been converting their debentures, and PXP expects to redeem any remaining outstanding debentures held by third parties by the end of February 2001. Phoenix expects that PXP will make total cash payments of $38.0 million in connection with these conversions and redemptions. In addition, PXP expects to make payments totaling $57.0 million to cash-out holders of PXP options.

         As a result of the merger, which closed on January 11, 2001, PXP became an indirect wholly-owned subsidiary of Phoenix and PXP's shares of common stock were de-listed from the New York Stock Exchange.

         EARLY RETIREMENT INCENTIVE PROGRAM

         On January 29, 2001, Phoenix offered a special retirement incentive program under which qualified participants will receive enhanced retirement benefits by the addition of five years to age and pension plan service under the Employee Pension Plan. Employees of Phoenix and PXP who decide to participate will retire between June 1, 2001 and December 31, 2001, with most retirements effective at the beginning of that period. There are 309 participants eligible for this program.

24.      REORGANIZATION AND INITIAL PUBLIC OFFERING (UNAUDITED)

         Phoenix Home Life Mutual Insurance Company completed its plan of reorganization during June 2001. Under the terms of the plan of reorganization, which the board of directors of Phoenix Home Life Mutual Insurance Company unanimously adopted on December 18, 2000 and amended and restated on January 26, 2001, on June 25, 2001, the effective date of the demutualization, such a company converted from a mutual insurance company to a stock life insurance company, became a wholly owned subsidiary of the Phoenix Companies, Inc. and changed its name to Phoenix Life Insurance Company.

         PHOENIX LIFE
         INSURANCE COMPANY
         (A WHOLLY-OWNED SUBSIDIARY OF
         THE PHOENIX COMPANIES, INC.)
         UNAUDITED INTERIM STATUTORY FINANCIAL STATEMENTS
         JUNE 30, 2001

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
UNAUDITED INTERIM STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND
STOCKHOLDER'S EQUITY
--------------------------------------------------------------------------------

                                                                            (UNAUDITED)
                                                                               AS OF                   AS OF
                                                                             JUNE 30,               DECEMBER 31,
                                                                               2001                     2000
                                                                        -------------------      -------------------
ASSETS:                                                                               (IN THOUSANDS)
Investments
    Bonds, at amortized cost                                            $       8,107,971        $       7,813,051
    Mortgage loans                                                                561,311                  602,501
    Policy loans                                                                2,148,712                2,104,500
    Real estate, at depreciated cost                                              101,653                  166,837
    Investments in affiliates                                                     538,184                  967,318
    Common stocks, at market value                                                315,373                  325,740
    Preferred stocks, at cost                                                     140,867                  141,135
    Cash and short-term investments, at amortized cost                            752,450                  559,360
    Venture capital partnerships                                                  536,253                  467,264
    Other invested assets                                                                                  161,289
                                                                        -------------------      -------------------
     Total cash and invested assets                                            13,202,774               13,308,995
Deferred and uncollected premiums                                                 171,137                  203,961
Due and accrued investment income                                                 196,392                  191,684
Other assets                                                                       99,817                  114,639
Separate account assets                                                         3,348,748                3,800,721
                                                                        -------------------      -------------------

     Total assets                                                       $      17,018,868        $      17,620,000
                                                                        ===================      ===================

Liabilities and stockholder's equity:
    Reserves for future policy benefits                                 $      10,925,682        $      10,733,486
    Policyholders' funds at interest                                              488,845                  483,023
    Dividends to policyholders                                                    399,592                  390,572
    Policy benefits in course of settlement                                       117,731                  173,451
    Accrued expenses and general liabilities                                      298,497                  189,248
    Reinsurance funds withheld liability                                            7,085                    7,108
    Interest maintenance reserve (IMR)                                                478
    Asset valuation reserve (AVR)                                                 210,564                  559,710
    Separate account liabilities                                                3,310,032                3,760,630
                                                                        -------------------      -------------------
     Total liabilities                                                         15,758,506               16,297,228
                                                                        -------------------      -------------------

Common stock ($100 par value, 100,000 shares
    issued and outstanding)                                                        10,000
Paid-in capital                                                                 1,014,595
Surplus notes                                                                     175,000                  175,000
Unassigned surplus and special surplus funds                                       60,767                1,147,772
                                                                        -------------------      -------------------
     Total stockholder's equity                                                 1,260,362                1,322,772
                                                                        -------------------      -------------------

Total liabilities and stockholder's equity                              $      17,018,868        $      17,620,000
                                                                        ===================      ===================



        The accompanying notes are an integral part of these statements.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
UNAUDITED INTERIM STATEMENTS OF INCOME AND STOCKHOLDER'S EQUITY
--------------------------------------------------------------------------------


                                                                                         (UNAUDITED)
                                                                                         FOR THE SIX
                                                                                    MONTHS ENDED JUNE 30,
                                                                          ------------------------------------------
                                                                                2001                    2000
                                                                          ------------------      ------------------
                                                                                       (IN THOUSANDS)
 Income:
    Premium income and annuity considerations                             $        763,296        $        796,593
    Net investment income                                                          572,212                 775,579
                                                                          ------------------      ------------------
      Total income                                                               1,335,508               1,572,172
                                                                          ------------------      ------------------

 Current and future benefits:
    Death benefits                                                                  92,954                  92,136
    Disability and health benefits                                                   3,248                  53,904
    Annuity benefits and matured endowments                                         17,474                  21,213
    Surrender benefits                                                             481,049                 622,747
    Interest on policy or contract funds                                            14,805                   6,057
    Settlement option payments                                                       2,845                   2,829
    Change in reserves for future policy benefits
     and policyholders' funds                                                      127,715                (37,132)
                                                                          ------------------      ------------------
      Total current and future benefits                                            740,090                 761,754
                                                                          ------------------      ------------------

 Operating expenses:

    Commissions and expense allowances                                              41,098                  52,630
    Premium, payroll and miscellaneous taxes                                        18,952                  18,726
    Other operating expenses                                                       218,034                 164,273
    Federal income tax (benefit) expense                                              (721)                 44,853
                                                                          ------------------      ------------------
      Total operating expenses                                                     277,363                 280,482
                                                                          ------------------      ------------------

 Operating gain before dividends and
  realized capital losses                                                          318,055                 529,936
    Dividends to policyholders                                                     184,917                 177,815
                                                                          ------------------      ------------------

 Operating gain after dividends and
    before realized capital (losses) gains                                         133,138                 352,121
 Realized capital (losses) gains, net of income taxes
    and interest maintenance reserve                                               (64,309)                  3,597
                                                                          ------------------      ------------------
 Net income                                                                         68,829                 355,718
    Unrealized capital (losses) gains, net                                        (330,896)                123,453
    Non-admitted goodwill, net                                                         804                  (3,189)
    Asset valuation reserve                                                        349,146                 (86,212)
    Other changes, net                                                            (150,293)                    126
                                                                          ------------------      ------------------

 Net (decrease) increase in stockholder's equity                                   (62,410)                389,896
 Stockholder's equity, beginning of year                                         1,322,772               1,054,096
                                                                          ------------------      ------------------

 Stockholder's equity, end of period                                      $      1,260,362        $      1,443,992
                                                                          ==================      ==================

        The accompanying notes are an integral part of these statements.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
UNAUDITED INTERIM STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                            (UNAUDITED)             FOR THE YEAR
                                                                            FOR THE SIX                 ENDED
                                                                            MONTHS ENDED            DECEMBER 31,
                                                                           JUNE 30, 2001                2000
                                                                         -------------------      ------------------
Cash and short-term investment sources:                                                (IN THOUSANDS)
Operations
    Premiums collected                                                   $         685,023        $      1,534,449
    Investment and other income received                                           661,356                 985,042
                                                                         -------------------      ------------------
    Total received                                                               1,346,379               2,519,491
                                                                         -------------------      ------------------

    Claims and benefits paid                                                       672,663               1,612,681
    Commissions and other expenses paid                                            212,014                 230,755
    Dividends to policyholders paid                                                175,260                 357,026
    Federal income taxes (received) paid                                           (15,611)                 82,867
                                                                         -------------------      ------------------
      Total paid                                                                 1,044,326               2,283,329
                                                                         -------------------      ------------------

    Cash proceeds from operations                                                  302,053                 236,162
Proceeds from sales, maturities and scheduled repayments
    of investments in:
    Bonds                                                                        1,015,751               1,373,451
    Stocks                                                                         218,132                 706,216
    Mortgage loans                                                                  33,480                 126,857

    Real estate and other invested assets                                           66,712                 298,060
    Other sources                                                                   93,215                  63,136
Financing
    Surplus notes, capital and surplus paid-in                                     106,577
                                                                         -------------------      ------------------
    Total sources                                                                1,835,920               2,803,882
                                                                         -------------------      ------------------

Cash and short-term investment uses:
Acquisitions of investments
    Bonds                                                                        1,353,618               1,616,325
    Stocks                                                                         154,974                 459,343
    Mortgage loans                                                                     473                   1,003
    Real estate and other invested assets                                          (86,351)                157,767
    Increase in policy loans                                                        44,211                  62,465
Other uses                                                                         175,905                 164,496
                                                                         -------------------      ------------------
    Total uses                                                                   1,642,830               2,461,399
                                                                         -------------------      ------------------

Net increase in cash and short-term investments                                    193,090                 342,483
Cash and short-term investments, beginning of year                                 559,360                 216,877
                                                                         -------------------      ------------------

Cash and short-term investments, end of period                           $         752,450        $        559,360
                                                                         ===================      ==================


        The accompanying notes are an integral part of these statements.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO UNAUDITED INTERIM STATUTORY FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.  DESCRIPTION OF BUSINESS

    Phoenix Life Insurance Company and its subsidiaries ("Phoenix Life") provide wealth management product and services including individual participating life insurance, term, universal and variable life insurance, and annuities primarily in the United States of America. Phoenix Life Insurance Company is a wholly-owned subsidiary of The Phoenix Companies, Inc. ("Phoenix").

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    BASIS OF PRESENTATION

    These financial statements were prepared on the basis of accounting practices prescribed or permitted by the State of New York Insurance Department ("Insurance Department") for interim financial information. Accordingly, they do not include all the information and footnotes required for complete financial statements. These practices are predominately promulgated by the National Association of Insurance Commissioners ("NAIC"). There were no material practices not prescribed by the Insurance Department.

    In the opinion of management, adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the six months ended June 30, 2001 are not necessarily indicative of the results that may be expected for the year ending December 31, 2001. These financial statements should be read in conjunction with the financial statements of Phoenix Life for the year ended December 31, 2000.

    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates used in determining insurance and contractholder liabilities, income taxes, contingencies and valuation allowances for investment assets are discussed throughout the Notes to Statutory Financial Statements for the year ended December 31, 2000.

3.  ACCOUNTING CHANGES

    In 1998, the NAIC adopted the Codification of Statutory Accounting Principles guidance, which replaces the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. The Codification provides guidance where statutory accounting has been silent and changes current statutory accounting in some areas; e.g., deferred income taxes are recorded.

    The Insurance Department has adopted the Codification guidance, effective January 1, 2001, except for certain prescribed accounting practices such as the provisions related to deferred tax assets and liabilities. The effect of adoption on Phoenix Life's statutory surplus is a decrease to surplus of approximately $68.6 million (unaudited), primarily resulting from non-admitting assets of non-insurance subsidiaries and recognizing impairments on certain investments. If the Insurance Department had adopted all the prescribed accounting practices of the Codification

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO UNAUDITED INTERIM STATUTORY FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    guidance, the cumulative effect on Phoenix Life's statutory surplus would have been an additional increase to surplus of $123.7 million (unaudited).

4.  REORGANIZATION AND INITIAL PUBLIC OFFERING

    Phoenix Home Life Mutual Insurance Company completed its plan of reorganization during June 2001. Under the terms of the plan of reorganization, which the board of directors of Phoenix Home Life Mutual Insurance Company unanimously adopted on December 18, 2000 and amended and restated on January 26, 2001, on June 25, 2001, the effective date of the demutualization, such company converted from a mutual life insurance company to a stock life insurance company, became a wholly owned subsidiary of The Phoenix Companies, Inc. and changed its name to Phoenix Life Insurance Company.

    As of June 25, 2001, several indirect subsidiaries of Phoenix Life were transferred to the holding company, The Phoenix Companies, Inc., or one of its subsidiaries. The net increase in surplus, after federal taxes, resulting from this transfer was $146.1 million.

APPENDIX A

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE. THEY DO NOT ILLUSTRATE HOW ACTUAL PERFORMANCE WILL AFFECT THE BENEFITS UNDER A POLICY BECAUSE THEY DO NOT REFLECT COST OF INSURANCE, PREMIUM TAX CHARGES, PREMIUM SALES CHARGES AND SURRENDER CHARGES, IF APPLICABLE. Performance information may be expressed as yield and effective yield of the Phoenix-Goodwin Money Market subaccount, as yield of the Phoenix-Goodwin Multi-Sector Fixed Income subaccount and as total return of any subaccount. Current yield for the Phoenix-Goodwin Money Market subaccount will be based on the income earned by the subaccount over a given 7-day period (less a hypothetical charge reflecting deductions for expenses taken during the period) and then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated in terms of an annual percentage return on the investment. Effective yield is calculated similarly but reflects the compounding effect of earnings on reinvested dividends. Yield and effective yield reflect the mortality and expense risk charge on the Account level.

Yield calculations of the Phoenix-Goodwin Money Market subaccount used for illustration purposes are based on the consideration of a hypothetical account having a balance of exactly one unit at the beginning of a 7-day period, which period will end on the date of the most recent financial statements. The yield for the subaccount during this 7-day period will be the change in the value of the hypothetical account's original unit. The following is an example of this yield calculation for the Phoenix-Goodwin Money Market subaccount based on a 7-day period ending December 31, 2000.

        Example:
        Assumptions:
        Value of hypothetical pre-existing account with exactly
          one unit at the beginning of the period:............   $1.000000
        Value of the same account (excluding capital changes)
          at the end of the 7-day period:.....................    1.001177
        Calculation:
          Ending account value ...............................    1.001177
          Less beginning account value .......................    1.000000
          Net change in account value ........................    0.001177
        Base period return:
          (adjusted change/beginning account value) ..........    0.001177
        Current yield = return x (365/7) = ...................       6.14%
        Effective yield = [(1 + return)(365/7)] - 1 = ........       6.33%

The current yield and effective yield information will fluctuate, and publication of yield information may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the Account level.

For the Phoenix-Goodwin Multi-Sector Fixed Income subaccount, quotations of yield will be based on all investment income per unit earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per unit on the last day of the period.

When a subaccount advertises its total return, it usually will be calculated for one year, five years, and ten years or since inception if the subaccount has not been in existence for at least ten years. Total return is measured by comparing the value of a hypothetical $10,000 investment in the subaccount at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value and the deduction of the mortality and expense risk, issue expense and monthly administrative charges.

For those subaccounts within the Account that have not been available for one of the quoted periods, the average annual total return quotations will show the investment performance such subaccount would have achieved (reduced by the applicable charges) had it been available to invest in shares of the fund for the period quoted.

The following performance tables display historical investment results of the subaccounts of the Account. This information may be useful in helping potential investors in deciding which subaccounts to choose and in assessing the competence of the investment advisors. The performance figures shown should be considered in light of the investment objectives and policies, characteristics and quality of the subaccounts and market conditions during the periods of time quoted. The performance figures should not be considered as estimates or predictions of future performance. Investment return of the subaccounts are not guaranteed and will fluctuate. Below are quotations of average annual total return calculated as described above for all subaccounts with at least one year of results. POLICY CHARGES (INCLUDING COST OF INSURANCE, PREMIUM TAX CHARGES, PREMIUM SALES CHARGES AND SURRENDER CHARGES) ARE NOT REFLECTED.

-----------------------------------------------------------------------------------------------------------------------------------
                               AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2000(1)
-----------------------------------------------------------------------------------------------------------------------------------
SERIES                                                           INCEPTION DATE    1 YEAR     5 YEARS   10 YEARS   SINCE INCEPTION
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Value Fund                                                 05/05/93       -15.86%     14.48%      N/A          15.94%
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                                  05/05/93       -12.13%     14.05%      N/A          15.99%
-----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                           01/25/95       -25.92%     21.67%      N/A          29.39%
-----------------------------------------------------------------------------------------------------------------------------------

Deutsche VIT EAFE(R) Equity Index Fund                              08/22/97       -17.87%      N/A        N/A           4.38%
-----------------------------------------------------------------------------------------------------------------------------------
Deutsche VIT Equity 500 Index Fund                                  10/01/97       -10.52%      N/A        N/A          10.30%

-----------------------------------------------------------------------------------------------------------------------------------
Federated Fund For U.S. Government Securities II                    03/28/94         9.47%      4.67%      N/A           4.77%
-----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                                  03/01/94       -10.32%      3.12%      N/A           4.17%
-----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                                         11/03/97        -8.03%      N/A        N/A          12.26%
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                                  11/03/97       -18.38%      N/A        N/A           2.28%
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                                11/03/97       -12.31%      N/A        N/A          17.05%
-----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund -- Class 2                            11/08/96        12.72%      N/A        N/A          11.49%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                               05/01/90       -17.03%     11.79%     10.05%         8.41%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series                                    09/17/96       -17.20%      N/A        N/A          -6.01%
-----------------------------------------------------------------------------------------------------------------------------------

Phoenix-Deutsche Dow 30 Series                                      12/15/99        -6.92%      N/A        N/A          -4.44%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Nasdaq-100 Index(R) Series                         08/15/00         N/A        N/A        N/A         -37.18%

-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series                 05/01/95        29.07%     10.50%      N/A          12.28%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                              12/31/82       -18.95%     12.20%     15.49%        16.18%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Nifty Fifty Series                                 03/02/98       -19.27%      N/A        N/A          10.25%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth Series                      08/15/00         N/A        N/A        N/A         -15.67%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Federated U.S. Government Bond Series                       12/15/99        17.17%      N/A        N/A          14.61%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                                 10/08/82         4.58%      3.83%      3.44%         5.14%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series                    12/31/82         5.01%      4.70%      7.85%         8.44%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series                               03/02/98        30.44%      N/A        N/A          21.94%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced Index Series                  07/14/97       -12.73%      N/A        N/A          10.27%
-----------------------------------------------------------------------------------------------------------------------------------

Phoenix-Janus Core Equity Series                                    12/15/99        -7.45%      N/A        N/A          -1.98%

-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income Series                                12/15/99         4.96%      N/A        N/A           4.67%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Growth Series                                         12/15/99       -12.40%      N/A        N/A          -6.88%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Morgan Stanley Focus Equity Series                          12/15/99       -14.37%      N/A        N/A          -8.62%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Balanced Series                                    05/01/92        -0.88%     10.33%      N/A           9.71%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth & Income Series                             03/02/98        -7.92%      N/A        N/A           8.77%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation Series                        09/17/84        -0.81%     10.83%     11.36%        11.55%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value Series                       11/20/00         N/A        N/A        N/A           4.16%
----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series                      03/02/98        15.29%      N/A        N/A          -4.04%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series                    11/20/00         N/A        N/A        N/A           6.25%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                                03/02/98        12.27%      N/A        N/A          26.49%
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                               01/29/96       -12.67%      N/A        N/A          19.62%
-----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                                11/30/99       -24.63%      N/A        N/A          -6.21%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Asset Strategy Fund -- Class 2                            11/28/88        -1.35%     10.82%     12.48%        10.36%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund -- Class 2             09/27/96       -33.10%      N/A        N/A         -14.40%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund -- Class 2                         03/15/94         0.04%     11.41%      N/A          10.25%
-----------------------------------------------------------------------------------------------------------------------------------
Templeton International Securities Fund -- Class 2                  05/11/92        -3.75%     11.66%      N/A          11.59%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                                                02/01/99        -2.91%      N/A        N/A          34.70%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                                      05/01/95       -28.90%     18.43%      N/A          22.20%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                                       02/01/99         7.95%      N/A        N/A          20.75%
-----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Small Cap                                               05/01/95        -9.51%     17.47%      N/A          18.24%
-----------------------------------------------------------------------------------------------------------------------------------

(1) The average annual total return is the compounded return that results from holding an initial investment of $10,000 for the time period indicated. Returns for periods greater than 1 year are annualized. Returns are net of the investment management fees, mortality and expense risk charges, and monthly administrative charge. Subaccounts are assumed to have started on the inception date listed, which is the date that the underlying fund was established. The investment return and principal value of the variable contract will fluctuate so that the accumulated value, when redeemed, may be worth more or less than the original cost.

Advertisements, sales literature and other communications may contain information about any series' or advisor's current investment strategies and management style. Current strategies and style may change to respond to a changing market and economic conditions. From time to time, the series may discuss specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the series may separate their cumulative and average annual returns into income results and capital gains or losses; or cite separately, as a return figure, the equity or bond portion of a series' portfolio; or compare a series' equity or bond return figure to well-known indices of market performance including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Dow Jones Industrial AverageSM, First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.

Occasionally, the Account may include in advertisements containing total return, the ranking of those performance figures relating to such figures for groups of subaccounts having similar investment objectives as categorized by ranking services such as:

  Lipper Analytical Services, Inc.              Morningstar, Inc.
  CDA Investment Technologies, Inc.             Weisenberger Financial Services, Inc.

Additionally, the funds may compare a series' performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as:

  Changing Times                                Forbes
  Fortune                                       Money
  Barrons                                       Business Week
  Investor's Business Daily                     The Wall Street Journal
  The New York Times                            Consumer Reports
  Registered Representative                     Financial Planning
  Financial Services Weekly                     Financial World
  U.S. News and World Report                    Standard & Poor's
  The Outlook                                   Personal Investor

The funds may occasionally illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans.
The total return also may be used to compare the performance of a series against certain widely acknowledged outside standards or indices for stock and bond market performance such as:

  S&P 500                                       Dow Jones Industrial Average(SM)
  Europe Australia Far East Index(R) (EAFE(R))  Consumers Price Index
  Shearson Lehman Corporate Index               Shearson Lehman T-Bond Index

The S&P 500 is a market-value weighted index composed of 500 stocks chosen for market size, liquidity, and industry group representation. It is one of the most widely used indicators of U.S. Stock Market performance. The composition of the S&P 500 changes from time to time. Standard & Poor's Index Committee makes all decisions about the S&P 500.

The funds' annual reports, available upon request and without charge, contain a discussion of the performance of the funds and a comparison of that performance to a securities market index. You may obtain an Annual Report by contacting VULA at the address and telephone number on the first page of this prospectus.

                             ANNUAL TOTAL RETURN(1,2)

------------------------------------------------------------------------------------------------------------------------------------
                 SERIES                        1991     1992    1993     1994     1995     1996     1997    1998     1999    2000
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Value Fund                                                     4.04%   36.25%   15.02%   23.69%   32.41%  29.90%  -14.65%
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                                      2.50%   35.69%   17.58%   13.50%   19.30%  44.61%  -10.91%
------------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                                                12.04%   19.68%   57.83%  78.06%  -24.84%
------------------------------------------------------------------------------------------------------------------------------------

Deutsche VIT EAFE(R) Equity Index Fund                                                                      21.60%  27.63%  -16.66%
------------------------------------------------------------------------------------------------------------------------------------
Deutsche VIT Equity 500 Index Fund                                                                         28.71%  20.39%   -9.24%

------------------------------------------------------------------------------------------------------------------------------------
Federated Fund For U.S. Government                                               8.77%    4.20%    8.58%    7.66%  -0.59%   10.98%
Securities II
------------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                                              20.38%   14.31%   13.83%    2.70%   2.32%   -9.03%
------------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                                                                                 29.94%  24.15%   -6.72%
------------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                                                                         24.51%   4.18%  -17.19%
------------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                                                                       39.38%  37.29%  -11.07%
------------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund-- Class 2                                                           19.33%    1.42%  15.41%   14.29%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series        19.73%  -12.83%   38.47%   0.05%    9.60%   18.67%   12.05%   27.94%  29.51%  -15.82%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series                                                                 -32.40%   -4.45%  50.99%  -15.97%
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-Deutsche Dow 30 Series                                                                                              -5.56%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Nasdaq-100 Index(R) Series

------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate
Securities Series                                                                        33.13%   22.07%  -21.21%   4.78%   30.80%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series       42.77%   10.30%   19.72%   1.47%   30.89%   12.59%   21.09%   30.02%  29.69%  -17.78%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Nifty Fifty Series                                                                                32.17%  -18.12%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap
Growth Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Federated U.S. Government Bond                                                                                      18.77%
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series           5.99%    3.58%    2.88%   3.84%    5.70%    5.04%    5.19%    5.10%   4.83%    6.04%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed           19.60%   10.09%   15.92%  -5.47%   23.54%   12.43%   11.09%   -4.15%   5.46%    6.48%
Income Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series                                                                              24.34%   32.19%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced                                                                      31.68%  18.83%  -11.48%
Index Series
------------------------------------------------------------------------------------------------------------------------------------

Phoenix-Janus Core Equity Series                                                                                            -6.13%

------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income Series                                                                                         6.43%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Growth Series                                                                                                -11.17%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Morgan Stanley Focus Equity Series                                                                                 -13.16%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Balanced Series                                8.61%  -2.84%   23.35%   10.57%   17.95%   19.02%  11.58%    0.51%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth & Income Series                                                                            17.02%   -6.61%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation
Series                                       29.33%   10.66%   11.02%  -1.44%   18.24%    9.06%   20.75%   20.80%  11.27%    0.58%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Edge Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value
Series                                                                                                            -10.29%   16.90%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value
Series
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value
Series                                                                                                             45.65%   13.75%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                                                              17.19%   44.71%  55.01%  -11.47%
------------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                                                                                       -23.60%
------------------------------------------------------------------------------------------------------------------------------------
Templeton Asset Strategy Fund -- Class 2     27.44%    7.83%   25.87%  -3.23%   22.26%   18.59%   15.29%    6.10%  22.55%    0.05%
------------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities
Fund -- Class 2                                                                                  -29.38%  -21.05%  53.31%  -32.05%
------------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund -- Class 2                                     12.44%   20.98%   13.22%    8.70%  20.84%    1.48%
------------------------------------------------------------------------------------------------------------------------------------
Templeton International Securities Fund --
Class 2                                                        47.02%  -2.50%   15.48%   23.76%   13.66%    9.04%  23.25%   -2.37%
------------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                                                                                                        -1.58%
------------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                                                           32.04%   -1.46%   16.34% 126.52%  -27.86%
------------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                                                                                                9.46%
------------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Small Cap                                                                    46.64%   29.44%    8.69%  25.08%   -8.17%
------------------------------------------------------------------------------------------------------------------------------------

(1) Annual Total Returns are net of investment management fees.

  THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE.

APPENDIX B

GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

The following is a list of terms and their meanings when used in this prospectus.

ACCOUNT: Phoenix Life Variable Universal Life Account, a separate account of the company.

ATTAINED AGE: The age of the insured on his or her last birthday.

BENEFICIARY: The person or persons specified by the policyowner as entitled to receive the death benefits under a policy.

CODE: The Internal Revenue Code of 1986, as amended.

COMPANY (PHOENIX, WE, OUR, US): Phoenix Life Insurance Company.

DEBT: Outstanding loans against a policy, plus accrued interest.

FUNDS: The Phoenix Edge Series Fund, AIM Variable Insurance Funds, The Alger American Fund, Deutsche Asset Management VIT Funds, Federated Insurance Series, Fidelity(R) Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, The Universal Institutional Funds, Inc. and Wanger Advisors Trust.

GENERAL ACCOUNT: The general asset account of Phoenix.

ISSUE PREMIUM: The premium payment made in connection with issuing the policy.

LOAN ACCOUNT: An account that holds policy value to secure policy loans.

MONTHLY CALCULATION DAY: The first monthly calculation day is the same day as the policy date. Subsequent monthly calculation days are the same day of each month thereafter or, if such day does not fall within a given month, the last day of that month will be the monthly calculation day.

NET ASSET VALUE: The worth of one share of a series of a fund at the end of a valuation period. Net asset value is computed by adding the value of a series' holdings plus other assets, minus liabilities and then dividing the result by the number of shares outstanding.

PAYMENT DATE: The valuation date on which we receive a premium payment or loan repayment, unless it is received after the close of the NYSE, in which case it will be the next valuation date.

POLICY ANNIVERSARY: Each anniversary of the policy date.

POLICY DATE: The policy date as shown on the schedule page of the policy. It is the date from which we measure policy years and policy anniversaries.

POLICY VALUE: The sum of a policy's share in the values of each subaccount of the Account plus the policy's share in the values of the Guaranteed Interest Account plus the Loan Account.

POLICY YEAR: The first policy year is the 1-year period from the policy date up to, but not including, the first policy anniversary. Each succeeding policy year is the 1-year period from the policy anniversary up to, but not including, the next policy anniversary.


SERIES: A separate investment portfolio of a fund.


SUBACCOUNTS: Accounts within the Account to which nonloaned assets under a policy are allocated.

VALUATION DATE: For any subaccount, each date on which we calculate the net asset value of a fund.

VALUATION PERIOD: For any subaccount, the period in days from the end of one valuation date through the next.

VPMO: Variable Products Mail Operations division of Phoenix that processes incoming mail for VULA.


VULA: Variable and Universal Life Administration.

                           PART II. OTHER INFORMATION
                           UNDERTAKING TO FILE REPORTS

    Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                              RULE 484 UNDERTAKING

    Section 723 of the New York Business Corporation Law, as made applicable to insurance companies by Section 108 of the New York Insurance Law, provides that a corporation may indemnify any director or officer of the corporation made, or threatened to be made, a party to an action or proceeding other than one by or in the right of the corporation to procure a judgment in its favor, whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, by reason of the fact that he, his testator or intestate, served such other corporation in any capacity at the request of the indemnifying corporation.

    Article VI Section 6.1 of the By-laws of the Company provides that "To the full extent permitted by the laws of the State of New York, the Company shall indemnify any person made or threatened to be made a party to any action, proceeding or investigation, whether civil or criminal, by reason of the fact that such person . . . is or was a Director or Officer of the Company; or . . . serves or served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity at the request of the Company, and also is or was a Director, or Officer of the Company . . . The Company shall also indemnify any [such] person . . . by reason of the fact that such person or such person's testator or intestate is or was an employee or agent of the Company . . . ."

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

             REPRESENTATION PURSUANT TO SECTION 26(E)(2)(A) OF THE
                        INVESTMENT COMPANY ACT OF 1940.



    Pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940, as amended, Phoenix Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks to be assumed thereunder by Phoenix Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:

Facing sheet.

Prospectus; version A, "The Phoenix Edge."

Prospectus; version B, "The Phoenix Edge-SPVL."

The undertaking to file reports.

The Rule 484 undertaking.

Representation pursuant to Section 26(e)(2)(A) under the Investment Company Act of 1940.

Signatures.

The Powers of Attorney.

Written consent of the following:


    (a)  Richard J. Wirth, Esq.


    (b)  PricewaterhouseCoopers LLP

    (c)  Paul M. Fischer, FSA, CLU, ChFC

The following exhibits:

1. The following exhibits correspond to those required by paragraph A to the instructions as to exhibits in Form N-8B-2:

A. (1) Resolution of the Board of Directors of Phoenix Mutual establishing the Separate Account filed with registrant's Registration Statement on June 26, 1986 and filed via Edgar with Post-Effective Amendment No. 14 on April 29, 1998, incorporated by reference.

    (2)  Not Applicable.

    (3)  Distribution of Policies:

         (a) Master Service and Distribution Compliance Agreement between Depositor and Phoenix Equity Planning Corporation dated December 31, 1996 filed via Edgar with Post-Effective Amendment No. 14 on April 29, 1998, incorporated by reference.

         (b) Form of Agreement between Phoenix Equity Planning Corporation and Independent Brokers with respect to the sale of Policies filed via Edgar with Post-Effective Amendment No. 14 on April 29, 1998, incorporated by reference.

         (c)  Not Applicable.

    (4)  Not Applicable.

    (5) Specimen policies with optional riders:

             (a) The Phoenix Edge - Variable Life Insurance Policy Form Number 5000 (Phoenix Edge) with optional rider (VR101) filed via Edgar on April 30, 1999, incorporated by reference.

             (b) Phoenix Edge SPVL - Specimen Variable Life Insurance Policy Form filed via Edgar with Post Effective Amendment No. 17 on May 1, 2000 and incorporated by reference.

    (6) (a) Charter of Phoenix Home Life filed with registrant's Post-Effective Amendment No. 7 on June 22, 1992 and filed via Edgar with Post-Effective Amendment No. 14 on April 29, 1998, is incorporated by reference.

         (b) By-laws of Phoenix Home Life filed with registrant's Post-Effective Amendment No. 7 on June 22, 1992 and filed via Edgar with Post-Effective Amendment No. 14 on April 29, 1998, is incorporated by reference.

    (7)  Not Applicable.

    (8)  Not Applicable.

     (9)  Form of Application for a Variable Life Insurance Policy

          (a) The Phoenix Edge - Form filed via Edgar with Post-Effective Amendment No. 14 on April 29, 1998, incorporated by reference.

          (b) The Phoenix Edge-SPVL - Form filed via Edgar with Post Effective Amendment No. 17 on May 1, 2000 and incorporated by reference.

     (10) Memorandum describing transfer and redemption procedures and method of computing adjustments in payments and cash values upon conversion to herein fixed benefit policies filed via Edgar with Post-Effective Amendment No. 14 on April 29, 1998, and incorporated by reference.


     (11) Illustrations of death benefits, policy values and cash surrender values are incorporated by reference to Registrant's Post-Effective Amendment No. 19 filed via Edgar on March 30, 2001 [Accession number 0000949377-01-000202].

     (12) Opinion of Paul M. Fischer, FSA, CLU, ChFC as to the consistency of illustrations is incorporated by reference to Registrant's Post-Effective Amendment No. 19 filed via Edgar on March 30, 2001 [Accession number 0000949377-01-000202].


2.  See Exhibit 1.A.(5).

3.  Opinion of Counsel as to the legality of the securities being registered.

4. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

5.  Not Applicable.

6.  Consent of PricewaterhouseCoopers LLP.


7.  Consent of Richard J. Wirth, Esq.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Phoenix Life Variable Universal Life Account certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) of the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Hartford, State of Connecticut on the 29th day of October, 2001.



                             PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                       ---------------------------------------------------------
                                             (Registrant)



                  By:               PHOENIX LIFE INSURANCE COMPANY
                       ---------------------------------------------------------
                                              (Depositor)



                  By:                      /s/ Dona D. Young
                       ---------------------------------------------------------
                         *Dona D. Young, President and Chief Operating Officer



    ATTEST:               /s/John H. Beers
             -------------------------------------------
                 John H. Beers, Assistant Secretary


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 29th day of October, 2001.


            SIGNATURE                 TITLE
            ---------                 -----

                                      Director
 -------------------------------
         *Sal H. Alfiero

                                      Director
 -------------------------------
         *J. Carter Bacot

                                      Director
 -------------------------------
        *Peter C. Browning

                                      Director
 -------------------------------
         *Arthur P. Byrne


                                      Director
 -------------------------------
        Sanford Cloud, Jr.


                                      Director
 -------------------------------
        *Richard N. Cooper

                                      Director
 -------------------------------
         *Gordon J. Davis

                                      Chairman of the Board, Chief Executive
 -------------------------------      Officer
       *Robert W. Fiondella

            SIGNATURE                 TITLE
            ---------                 -----

                                      Director
 -------------------------------
          *John E. Haire

                                      Director
 -------------------------------
       *Jerry J. Jasinowski

                                      Director
 -------------------------------
        *Thomas S. Johnson

                                      Director
 -------------------------------
        *John W. Johnstone

                                      Director
 -------------------------------
           *Marilyn E. LaMarche


                                       Director, Executive Vice President and Chief
 -------------------------------       Investment Officer
     *Philip R. McLoughlin

                                      Executive Vice President and Chief Financial
 -------------------------------      Officer, Assistant Secretary
        *David W. Searfoss


                                      Executive Vice President
 -------------------------------
           *Simon Y. Tan

                                      Director
 -------------------------------
        *Robert F. Vizza

                                      Director
 -------------------------------
       *Robert G. Wilson

                                      Director, President and Chief Operating Officer
 -------------------------------
         *Dona D. Young


By: /s/ Dona D. Young
    ----------------------------
*DONA D. YOUNG AS ATTORNEY-IN-FACT PURSUANT TO POWERS OF ATTORNEY, PREVIOUSLY
 FILED.


                                      S-2